           Filed with the Securities and Exchange Commission on October 29, 2001
                           Securities Act of 1933 Registration File No. 33-84762
                                Investment Company Act of 1940 File No. 811-8648


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1A
                         REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                          [X]

                             Pre-Effective Amendment No. __                 [__]
                            Post-Effective Amendment No. 15                  [X]
                                       and

                        REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     [X]

                                 Amendment No. 18                            [X]

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

Robert J. Christian, President                     Copy to:
Wilmington Trust Company                           Joseph V. Del Raso, Esq.
1100 North Market Street                           Pepper Hamilton LLP
Wilmington, DE 19890                               3000 Two Logan Square
(Name and Address of Agent for Service)            Philadelphia, PA 19103


It is proposed that this filing will become effective (check the appropriate box)

[X ] immediately upon filing pursuant to paragraph (b)
[__] on (date) pursuant to paragraph (b)
[  ] 60 days after filing pursuant to paragraph (a)(1)
[__] on (date) pursuant to paragraph (a)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[__] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[__] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        THE WILMINGTON BALANCED PORTFOLIO

                                OF WT MUTUAL FUND

                                 SERVICE SHARES

                          PROSPECTUS DATED November 1, 2001

         This prospectus gives vital information about the Wilmington Balanced Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that this Portfolio:

            -  is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -  is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

            -  is not guaranteed to achieve its goals


         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


A LOOK AT THE GOALS, STRATEGIES,     PORTFOLIO DESCRIPTION
RISKS AND EXPENSES OF THE                Summary                               3
PORTFOLIO.                               Performance Information               5
                                         Fees and Expenses                     7
                                         Investment Objective                  8
                                         Primary Investment Strategies         8
                                         Additional Risk Information           9

DETAILS ABOUT THE SERVICE            MANAGEMENT OF THE PORTFOLIO
PROVIDERS.                               Investment Adviser                   10
                                         Portfolio Managers
                                         Service Providers                    11

POLICIES AND INSTRUCTIONS FOR        SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                 Pricing of Shares                    12
CLOSING AN ACCOUNT IN THE                Purchase of Shares                   12
PORTFOLIO.                               Redemption of Shares                 14
                                         Exchange of Shares                   16
                                         Distributions                        17
                                         Taxes                                17

DETAILS ON THE PORTFOLIO'S SHARE     DISTRIBUTION AND SERVICE ARRANGEMENTS
CLASSES AND MASTER/FEEDER                Shareholder Service Fees             18
ARRANGEMENT.                             Master/Feeder Structure              18
                                         Share Classes                        18



                                     FOR MORE INFORMATION             back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                        THE WILMINGTON BALANCED PORTFOLIO

                                 SERVICE SHARES

                              PORTFOLIO DESCRIPTION

        PLAIN TALK
        --------------------------------------------------------------------

                             WHAT IS A MUTUAL FUND?

           A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
        --------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

Investment Objective          -   The WILMINGTON BALANCED PORTFOLIO seeks
                                  long-term capital growth and current income.

Investment Focus              -   Equity and fixed-income securities.

Share Price Volatility        -   Low to moderate.

Principal Investment          -   An investment in the Portfolio is not a
Strategy                          deposit of Wilmington Trust Company or any of
                                  its affiliates and is not insured or
                                  guaranteed by the Federal Deposit Insurance
                                  Corporation or any other government agency.

                              - The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly. Instead, it invests in the WT Balanced Series or "master fund," which in turn purchases investment securities. The Portfolio invests all of its assets in the master fund which is a separate series of WT Investment Trust I. The Portfolio and the Series have the same investment objective, policies and limitations.

                              -   THE BALANCED PORTFOLIO invests in the WT
                                  WILMINGTON Balanced Series, which normally invests at least 60% of its assets in equity securities and the remainder in bonds and fixed-income securities.

                              -   For its equity portion, the Portfolio
                                  primarily invests in U.S. equity (or related) securities of medium and large cap corporations. The Series' adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                              - For its fixed-income portion, the Series' adviser purchases fixed securities based on their yield or potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or if the securities are downgraded to below investment grade.

Principal Risks               The Fund is subject to the following risks
                              summarized below which are further described under "Additional Risk Information."

                              - It is possible to lose money by investing in the Portfolio.

                              - The fixed-income securities in which the Portfolio invests through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically when interest rates rise, the market prices of fixed-income securities go down.

                              - The Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value will change as a result of business developments affecting an issuer as well as general market and economic conditions.

                              - The performance of the Portfolio will depend on how successfully the adviser pursues its investment strategy.


Investor Profile              -   Investors who want current income and capital
                                  appreciation through a mix of investments that provide above-average price stability.

FEES AND EXPENSES

         As of the date of this Prospectus the Portfolio has not commenced operations. Therefore, it does not have a full calendar year of performance to include in this Prospectus.

        PLAIN TALK
        ------------------------------------------------------------------------

                         WHAT ARE MUTUAL FUND EXPENSES?

           Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.
        ------------------------------------------------------------------------

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

                                  SERVICE SHARES

                     ANNUAL FUND OPERATING EXPENSES
                     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):


                                                                         THE BALANCED PORTFOLIO
                                                                   ------------------------------------
                     Management fees                                              0.55%
                     Distribution (12b-1) fees                                    None
                     Shareholder Service fees                                     0.25%
                     Other expenses                                               0.85%
                     TOTAL ANNUAL OPERATING EXPENSES                              1.65%

     This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

EXAMPLE

         This example is intended to help you compare the cost of investing in Service Shares of the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         -   you reinvested all dividends;
         -   the average annual return was 5%;

         - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         -   you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                   1 YEAR           3 YEARS
--------------                                   ------           -------
Wilmington Balanced Portfolio                     $168             $520

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES

The Wilmington Balanced Portfolio and the Series seeks long-term growth and current income.

         The investment objectives for the Portfolio may not be changed without shareholder approval. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         For its equity portion, the Portfolio invests its assets in the Series, which, under normal market conditions, invests approximately 60% of its total assets in the following equity (or related) securities:

         - securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;
         - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
         - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issues by a foreign corporation; and
         - cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

         In selecting stocks for the equity portion of the Series, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

         PLAIN TALK
        ------------------------------------------------------------------------

                        WHAT ARE FIXED INCOME SECURITIES?

           Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
        ------------------------------------------------------------------------

         PLAIN TALK
        ------------------------------------------------------------------------

                                WHAT IS DURATION?

           Duration measures the sensitivity of fixed income securities held by the Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.
        ------------------------------------------------------------------------

         For its fixed-income portion, the Series normally:

         - will invest in various types of investment grade fixed income securities;
         - may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and
         -   will maintain an intermediate average duration (3 to 6 years);

         PLAIN TALK
        ------------------------------------------------------------------------

                      WHAT ARE INVESTMENT GRADE SECURITIES?

           Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always the risk of default. Investment grade securities are rated BB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
        ------------------------------------------------------------------------


The Series may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

             - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

             - DERIVATIVES RISK: Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

             - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

             - GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

             - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

             - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

             - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

             - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

             - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

             - VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

             - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

                           MANAGEMENT OF THE PORTFOLIO


The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.


INVESTMENT ADVISER


         PLAIN TALK
        ------------------------------------------------------------------------

                         WHAT IS AN INVESTMENT ADVISER?

           The investment adviser makes investment decisions for the mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
        ------------------------------------------------------------------------





         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

         The WT Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
      CLAYTON M. ALBRIGHT, III, Vice President of the Fixed Income Management Division. Mr Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios.

      E. MATTHEW BROWN, Vice President of RSMC is responsible for the management process of the Large Cap Core and Small Cap Core Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

      DOMINICK D'ERAMO, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the ______ Bond Series.

      RAFEAL E. TAMARGO, Vice President, Director of Equity Research, is responsible for the day-to-day management of the Large Cap Core Series.
Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr. Tamargo was employed by U.S. Trust as an Equities Analyst.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.


Asset                                                                        Shareholder
Management                                                                   Services
------------------------------------                                         --------------------------------

              ADVISER                                                                TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT                                                           PFPC INC.
            CORPORATION                                                      400 BELLEVUE PARKWAY, SUITE 108
     1100 NORTH MARKET STREET                                                     WILMINGTON, DE 19809
       WILMINGTON, DE 19890

                                                                              Handles shareholder services,
                                                                               including recordkeeping and
                                                                                 statements, payment of
                                                                             distribution and processing of
Manages the Series' investment          ---------------------------------        buy and sell requests.
            activities.
                                                WT MUTUAL FUND
------------------------------------                                         --------------------------------


                                         WILMINGTON BALANCED PORTFOLIO

Fund                                                                         Asset
Operations                                                                   Safe Keeping
------------------------------------                                         --------------------------------

         ADMINISTRATOR AND              ---------------------------------               CUSTODIAN
         ACCOUNTING AGENT
                                                                                WILMINGTON TRUST COMPANY
                                                                                1100 NORTH MARKET STREET
             PFPC INC.                                                            WILMINGTON, DE 19890
       400 BELLEVUE PARKWAY
       WILMINGTON, DE 19809

                                                                              Holds the Portfolio's assets,
Provides facilities, equipment and                                            settles all portfolio trades
      personnel to carry out                                                    and collects most of the
administrative services related to                                             valuation data required for
 the Portfolio and calculates the                                              calculating the Portfolio's
Portfolio's NAV and distributions.                                                   NAV per share.

                                        Distribution
------------------------------------    ---------------------------------    --------------------------------

                                                   DISTRIBUTOR


                                             PFPC DISTRIBUTORS, INC.
                                                3200 HORIZON DRIVE
                                            KING OF PRUSSIA, PA 19406





                                           Distributes the Portfolio's
                                                     shares.

                                        ---------------------------------

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Series values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of these securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction, of the Board of Trustees.

         PLAIN TALK
        --------------------------------------------------------------------

                        WHAT IS NET ASSET VALUE OR "NAV"?


                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares
        --------------------------------------------------------------------

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:


            New Year's Day                 Memorial Day         Veterans Day
            Martin Luther King, Jr. Day    Independence Day     Thanksgiving Day
            President's Day                Labor Day            Christmas Day
            Good Friday                    Columbus Day

PURCHASE OF SHARES

         PLAIN TALK
        --------------------------------------------------------------------
                             HOW TO PURCHASE SHARES:
         -  Directly by mail or by wire

         - As a client of Wilmington Trust Company ("WTC") through a trust account or a corporate cash management account

         -  As a client of a Service Organization
        --------------------------------------------------------------------

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Balanced Portfolio, indicating the class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

         Regular Mail:                           Overnight Mail:
         Wilmington Balanced Portfolio           Wilmington Balanced Portfolio
         c/o PFPC Inc.                           c/o PFPC Inc.
         P.O. Box 8951                           400 Bellevue Parkway, Suite 108
         Wilmington, DE 19899                    Wilmington, DE 19809

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

         PLAIN TALK
        -------------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:
         -   By mail
         -   By telephone
        -------------------------------------------------------------------

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern) or the next Business Day (if received after 4:00 p.m. Eastern time,) or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

         Regular Mail:                        Overnight Mail:
         Wilmington Balanced Portfolio        Wilmington Balanced Portfolio
         c/o PFPC Inc.                        c/o PFPC Inc.
         P.O. Box 8951                        400 Bellevue Parkway, Suite 108
         Wilmington, DE 19899                 Wilmington, DE 19809

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

         PLAIN TALK
        ---------------------------------------------------------------------
                         WHAT IS AN EXCHANGE OF SHARES?

         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
        ---------------------------------------------------------------------

         You may exchange all or a portion of your shares in the Portfolio for Service Shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio

         Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         To obtain prospectuses of the other Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         PLAIN TALK
        --------------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?


         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
        --------------------------------------------------------------------

         Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually. The Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.


TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

         It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

         The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.25% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolio issues Institutional and Service Shares. The
Service Shares are offered to investors which use a financial intermediary to process transactions with the Portfolio. The Institutional Shares are offered to retirement plans and charitable plans.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         WT Mutual Fund c/o PFPC Inc.
         400 Bellevue Parkway, Suite 108
         Wilmington, Delaware 19809
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

    The investment company registration number for WT Mutual Fund 811-08648.

                        THE WILMINGTON BALANCED PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2001

         This prospectus gives vital information about the Wilmington Balanced Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

         Please note that the Portfolio:

            -   is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -   is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

            -   is not guaranteed to achieve its goal


         Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS



A LOOK AT THE GOALS,             PORTFOLIO DESCRIPTION
STRATEGIES, RISKS AND                Summary                                   3
EXPENSES OF THE PORTFOLIO.           Fees and Expenses                         4
                                     Investment Objective                      5
                                     Primary Investment Strategies             5
                                     Additional Risk Information               7

DETAILS ABOUT THE SERVICE        MANAGEMENT OF THE PORTFOLIO
PROVIDERS.                           Investment Adviser                        8
                                     Service Providers                         9

POLICIES AND INSTRUCTIONS FOR    SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND             Pricing of Shares                        10
CLOSING AN ACCOUNT IN THE            Purchase of Shares                       10
PORTFOLIO.                           Redemption of Shares                     11
                                     Exchange of Shares                       13
                                     Distributions                            14
                                     Taxes                                    14

DETAILS ON THE PORTFOLIO'S       DISTRIBUTION AND SERVICE ARRANGEMENTS
SHARE CLASSES AND                    Master/Feeder Structure                  15
MASTER/FEEDER ARRANGEMENT.           Share Classes                            15


                                 FOR MORE INFORMATION                 back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                        THE WILMINGTON BALANCED PORTFOLIO

                              INSTITUTIONAL SHARES

                              PORTFOLIO DESCRIPTION

SUMMARY

Investment Objective        -   The Wilmington Balanced Portfolio seeks
                                long-term capital growth and current income.

Investment Focus            -   A portfolio of equity and fixed-income
                                securities.

Share Price Volatility      -   Low to moderate.

Principal Investment        -   The Portfolio operates as a "feeder fund" which
Strategy                        means that the Portfolio does not buy individual
                                securities directly. Instead, it invests in the WT Balanced Series or "master fund," which in turn purchases investment securities. The
                                Portfolio invests all of its assets in the master fund which is a separate series of WT
                                Investment Trust I. The Portfolio and the Series have the same investment objective, policies and limitations.

                            -   The Balanced Portfolio invests in the WT
                                Balanced Series, which normally invests at least 60% of its assets in equity securities and the remainder in bonds and fixed-income securities.

                            - For its equity portion, the Portfolio primarily invests in U.S. equity (or related) securities of medium and large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                            - For its fixed-income portion, the Series' adviser purchases fixed securities based on their yield or potential capital appreciation or both. The Adviser may sell securities in anticipation of market declines or if the securities are downgraded to below investment grade.

Principal Risks             The Fund is subject to the following risks
                            summarized below which are further described under "Additional Risk Information."

                            - There is no guarantee that the stock market or the stocks that the Portfolio buys will always increase in value. It is possible to lose money by investing in the Portfolio.

                            - The fixed-income securities in which the Portfolio invests through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically when interest rates rise, the market prices of fixed-income securities go down.

                            - The Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value will change as a result of business developments affecting an issuer as well as general market and economic conditions.

                            - The performance of the Portfolio will depend on how successfully the adviser pursues its investment strategy.

                            - An investment in the Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile            -   Investors who want current income and capital
                                appreciation through a mix of investments that provide above-average price stability.


FEES AND EXPENSES

         As of the Date of this Prospectus the Portfolio has not commenced operations. Therefore, it does not have a full calendar year of performance to include in this Prospectus.

        PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

           Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           INSTITUTIONAL SHARES
                                                                                     --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)         None
Maximum deferred sales charge                                                                None
Maximum sales charge imposed on reinvested dividends (and other distributions)               None
Redemption fee(a)                                                                            1.00%


(a) Institutional shares are subject to 1.00% redemption fee only if redeemed within the first 60 after purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

                                           BALANCED PORTFOLIO
                                         -----------------------
 Management fees                                  0.55%
 Distribution (12b-1) fees                         None
 Other expenses                                   0.85%
 TOTAL ANNUAL OPERATING EXPENSES                  1.40%

     This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the corresponding Series of the Trust which the Portfolio invests.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

              -  you reinvested all dividends;
              -  the average annual return was 5%;
              - the Portfolio's total operating expenses are charged and remain the same over the time periods; and
              - you redeemed all of your investment at the end of the time period.

         Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                         1 YEAR      3 YEARS
--------------------                         ------      -------
Balanced Portfolio                            $143        $443

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.


INVESTMENT OBJECTIVES

         The Portfolio and the Series seek long-term growth and current income.

         The investment objectives for the Portfolio may not be changed without shareholder approval. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         For its equity portion, the Portfolio invests its assets in the Series, which, under normal market conditions, invests approximately 60% of its total assets in the following equity (or related) securities:

         - securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;
         - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
         - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issues by a foreign corporation; and
         - cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

         In selecting stocks for the equity portion of the Series, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

        PLAIN TALK

                        WHAT ARE FIXED INCOME SECURITIES?

           Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

        PLAIN TALK

                                WHAT IS DURATION?

           Duration measures the sensitivity of fixed income securities held by the Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

         For its fixed-income portion, the Series normally:

         - will invest in various types of investment grade fixed income securities;
         - may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and
         -   will maintain an intermediate average duration (4 to 7 years);

        PLAIN TALK

                      WHAT ARE INVESTMENT GRADE SECURITIES?

           Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always the risk of default. Investment grade securities are rated BB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.


The Series may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION

         The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

              - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

              - DERIVATIVES RISK: Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

              - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

              - GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

              - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

              - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

              - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

              - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

              - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

              - VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

              - MASTER/FEEDER RISK: While master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

                           MANAGEMENT OF THE PORTFOLIO


The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.


        PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

           The investment adviser makes investment decisions for the mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


INVESTMENT ADVISER

         Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company, which is wholly owned by Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.


         The WT Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.

SERVICE PROVIDERS

The chart below provides information on the Portfolio's primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services
------------------------------------                                         --------------------------------

              ADVISER                                                                TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT                                                           PFPC INC.
            CORPORATION                                                      400 BELLEVUE PARKWAY, SUITE 108
     1100 NORTH MARKET STREET                                                     WILMINGTON, DE 19809
       WILMINGTON, DE 19890

                                                                              Handles shareholder services,
                                                                               including recordkeeping and
                                                                                 statements, payment of
                                        ---------------------------------    distribution and processing of
Manages the Portfolio's investment                                               buy and sell requests.
            activities.
------------------------------------                                         --------------------------------
                                                  WT MUTUAL FUND

                                          WILMINGTON BALANCED PORTFOLIO
Fund                                                                         Asset
Operations                                                                   Safe Keeping
------------------------------------                                         --------------------------------

         ADMINISTRATOR AND                                                              CUSTODIAN
         ACCOUNTING AGENT
                                        ---------------------------------       WILMINGTON TRUST COMPANY
             PFPC INC.                                                          1100 NORTH MARKET STREET
       400 BELLEVUE PARKWAY                                                       WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and                                            Holds the Portfolio's assets,
      personnel to carry out                                                  settles all portfolio trades
administrative services related to                                              and collects most of the
 the Portfolio and calculates the                                              valuation data required for
Portfolio's NAV and distributions.                                             calculating the Portfolio's
                                                                                     NAV per share.
                                        Distribution
------------------------------------    ---------------------------------    --------------------------------

                                                 DISTRIBUTOR


                                            PFPC DISTRIBUTORS, INC.
                                               3200 HORIZON DRIVE
                                           KING OF PRUSSIA, PA 19406



                                          Distributes the Portfolio's
                                                     shares.

                                        ---------------------------------

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

         The Portfolio values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determined the daily net asset value. To determine the value of these securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

        PLAIN TALK

                        WHAT IS NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares

         PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

         Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                      Memorial Day              Veterans Day
Martin Luther King, Jr. Day         Independence Day          Thanksgiving Day
President's Day                     Labor Day                 Christmas Day
Good Friday                         Columbus Day

PURCHASE OF SHARES

        PLAIN TALK

                             HOW TO PURCHASE SHARES:

         -   Directly by mail or by wire
         - As a client of WTC through a trust account or a corporate cash management account
         -   As a client of a Service Organization

         Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

         You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

         BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Balanced Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

              REGULAR MAIL:                      OVERNIGHT MAIL:
              Wilmington Balanced Portfolio      Wilmington Balanced Portfolio
              c/o PFPC Inc.                      c/o PFPC Inc.
              P.O. Box 8951                      400 Bellevue Parkway, Suite 108
              Wilmington, DE 19899               Wilmington, DE 19809

         BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

         ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

         Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

         It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

        PLAIN TALK
                          HOW TO REDEEM (SELL) SHARES:

         -   By mail
         -   By telephone

         You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern Time for the Balanced Portfolio on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

         BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

            REGULAR MAIL:                        OVERNIGHT MAIL:
            Wilmington Balanced Portfolio        Wilmington Balanced Portfolio
            c/o PFPC Inc.                        c/o PFPC Inc.
            P.O. Box 8951                        400 Bellevue Parkway, Suite 108
            Wilmington, DE 19899                 Wilmington, DE 19809

         BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

         REDEMPTION FEES: Each Wilmington Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee will only apply to shares you purchased on or after November 1, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability.

         ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

         If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

         SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

         For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

        PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

        An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

         You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following Portfolios:

         Wilmington Premier Money Market Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio


         Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

         Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

         To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

        PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

        Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

         Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually. The Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

         Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.


TAXES

         As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

         It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

         STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

         This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

         PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

         Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool its assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

         For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

SHARE CLASSES

         The Portfolios issue Institutional and Service Shares. The Institutional Shares are offered to retirement plans. The Service Shares are offered to investors which use a financial intermediary to process transactions with the Portfolio.

                              FOR MORE INFORMATION

         FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

         ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

         STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

         Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

         Wilmington Balanced Fund
         c/o PFPC Inc.
         400 Bellevue Parkway, Suite 108
         Wilmington, Delaware 19809
         (800) 336-9970
         9:00 a.m. to 5:00 p.m., Eastern time

         Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

    The investment company registration number for WT Mutual Fund 811-08648.

MONEY MARKET PORTFOLIOS

[WILMINGTON FUNDS LOGO]

                             MONEY MARKET PORTFOLIOS


                          PROSPECTUS NOVEMBER 1, 2001


                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                 Louis Klein Jr.
                               Clement C. Moore,II
                                John J. Quindlen
                               William P. Richards

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                           Eric Cheung, VICE PRESIDENT
                       Joseph M. Fahey Jr., VICE PRESIDENT
                          John R. Giles, VICE PRESIDENT
                           Fred Filoon, VICE PRESIDENT
                             Pat Colletti, TREASURER

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                     THE WILMINGTON U.S.GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND

                                 SERVICE SHARES


                        PROSPECTUS DATED NOVEMBER 1,2001


    This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

    Please note that these Portfolios:

      - are not bank deposits

      - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

      - are not federally insured


      - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency


      - are not guaranteed to achieve their goal(s)

      - may not be able to maintain a stable $1 share price

    Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                    PORTFOLIO DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,        Summary                          3
RISKS AND EXPENSES OF EACH
PORTFOLIO.                              Performance Information          5

                                        Fees and Expenses                8

                                        Investment Objectives            9

                                        Primary Investment Strategies    9

                                        Additional Risk Information     11

                                        Financial Highlights            12


                                    MANAGEMENT OF THE PORTFOLIOS

DETAILS ABOUT THE SERVICE               Investment Adviser              15
PROVIDERS.
                                        Service Providers               16


                                    SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR           Pricing of Shares               17
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF            Purchase of Shares              17
THE PORTFOLIOS.
                                        Redemption of Shares            19

                                        Exchange of Shares              20

                                        Distributions                   21

                                        Taxes                           21


                                    DISTRIBUTION ARRANGEMENTS

DETAILS ON THE PORTFOLIOS'              Shareholder Service Fees        22
SHARE CLASSES AND
MASTER/FEEDER ARRANGEMENT.              Master/Feeder Structure         22

                                        Share Classes                   22


                                    FOR MORE INFORMATION                23



For information about key terms and concepts, look for our "PLAIN TALK" explanations.
                                        2

                THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                  THE WILMINGTON U.S.GOVERNMENT PORTFOLIO
                    THE WILMINGTON TAX-EXEMPT PORTFOLIO

                               SERVICE SHARES

                           PORTFOLIO DESCRIPTIONS

      PLAIN TALK

                        WHAT ARE MONEY MARKET FUNDS?

          Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

SUMMARY

Investment Objective                    -  The WILMINGTON PRIME MONEY MARKET
                                           and WILMINGTON U.S.GOVERNMENT
                                           PORTFOLIOS each seek high current
                                           income, while preserving
                                           capital and liquidity.


                                        -  The WILMINGTON TAX EXEMPT
                                           PORTFOLIO seeks high current
                                           interest income exempt from
                                           Federal income taxes while
                                           preserving principal.


Investment Focus                        -  Money market instruments

Share Price Volatility                  -  Each Portfolio will strive to
                                           maintain a stable $1.00 share price.


Principal Investment Strategy           -  Each Portfolio operates as a "feeder
                                           fund" which means that the Portfolio
                                           does not buy individual securities
                                           directly. Instead, it invests in a
                                           corresponding mutual fund or "master
                                           fund," which in turn purchases
                                           investment securities. The
                                           Portfolios invest all of their
                                           assets in master funds, which are
                                           separate series of WT Investment
                                           Trust I. Each Portfolio and its
                                           corresponding Series have the same
                                           investment objective, policies and
                                           limitations.


                                        -  The WILMINGTON PRIME MONEY MARKET
                                           PORTFOLIO invests in the Prime
                                           Money Market Series, which invests
                                           in money market instruments,
                                           including bank obligations, high
                                           quality commercial paper and U.S.
                                           Government obligations.

                                        -  The WILMINGTON U.S. GOVERNMENT
                                           PORTFOLIO invests in the U.S.
                                           Government Series, which invests
                                           at least 80% of its assets in U.S.
                                           Government obligations and
                                           repurchase agreements
                                           collateralized by such
                                           obligations.


                                        -  The WILMINGTON TAX-EXEMPT
                                           PORTFOLIO invests in the
                                           Tax-Exempt Series, which invests
                                           in high quality municipal
                                           obligations, municipal bonds and
                                           other instruments exempt from
                                           Federal income tax.


                                        -  In selecting securities for the
                                           Series, the adviser seeks current
                                           income, liquidity and safety of
                                           principal. The adviser may sell
                                           securities if the securities are
                                           downgraded to a lower ratings
                                           category.


                                        -  Each of the WILMINGTON PRIME MONEY
                                           MARKET PORTFOLIO, WILMINGTON U.S.
                                           GOVERNMENT AND TAX-EXEMPT
                                           PORTFOLIO, through its
                                           corresponding Series, may invest
                                           more than 25% of its total assets
                                           in the obligations of banks,
                                           finance companies and utilities.

Principal Risks                         The Portfolios are subject to the risks
                                        summarized below which are further
                                        described under "Additional Risk
                                        Information."


                                        -  An investment in a Portfolio is
                                           not a deposit of Wilmington
                                           Trust Company or any of its
                                           affiliates and is not insured
                                           or guaranteed by the Federal
                                           Deposit Insurance Corporation
                                           or any other government agency.
                                           Although each Portfolio seeks
                                           to preserve the value of your
                                           investment at $1.00 per share,
                                           it is possible to lose money by
                                           investing in a Portfolio.

                                        -  The obligations in which the
                                           Portfolios invest through their
                                           corresponding Series are
                                           subject to credit risk and
                                           interest rate risk. Typically,
                                           when interest rates rise, the
                                           market prices of debt
                                           securities go down.

                                        -  The performance of a Portfolio
                                           will depend on whether or not
                                           the adviser is successful in
                                           pursuing an investment
                                           strategy.

Investor Profile                        -  Conservative

PERFORMANCE INFORMATION

                  THE WILMINGTON PRIME MONEY MARKET PORTFOLIO


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The Service Shares of the Portfolio commenced operations on April 2, 2001. The performance information below reflects the performance of the Investor Shares of the Wilmington Prime Money Market Portfolio, which invests in the same master series as the Portfolio and has identical investment objectives and policies as the Portfolio.(1) Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS]

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEAR

PERFORMANCE
YEARS                RETURNS
1991                   6.05%
1992                   3.61%
1993                   2.86%
1994                   3.89%
1995                   5.63%
1996                   5.08%
1997                   5.22%
1998                   5.17%
1999                   4.80%
2000                   6.11%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001: 3.31%

    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


        BEST QUARTER                WORST QUARTER
          1.72%                        0.70%
      (March 31, 1991)             (June 30, 1993)


AVERAGE ANNUAL RETURNS AS OF 12/31/00             1 YEAR      5 YEAR     10 YEAR
Prime Money Market Portfolio-Investor Shares       6.11%       5.28%      4.84%



(1) The Investor Shares and the Service Shares performance would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% Shareholder Servicing Fee, which is not applicable to Investor Shares. If such fees were included, returns would be lower.

                     THE WILMINGTON U.S.GOVERNMENT PORTFOLIO


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The Service Shares of the Portfolio commenced operations on April 2, 2001. The performance information below reflects the performance of the Investor Shares of the Wilmington U.S. Government Portfolio, which invests in the same master series as the Portfolio and has identical investment objectives and policies as the Portfolio.(1) Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS]

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE
YEARS              RETURNS
1991               5.73%
1992               3.38%
1993               2.82%
1994               3.82%
1995               5.51%
1996               4.99%
1997               5.12%
1998               5.07%
1999               4.69%
2000               5.94%


    CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001: 3.18%

    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


           BEST QUARTER                             WORST QUARTER
              1.60%                                    0.69%
          (March 31, 1991)                         (March 31, 1993)


      AVERAGE ANNUAL RETURNS AS OF 12/31/00             1 YEAR          5 YEAR            10 YEAR
      U.S. Government Portfolio-Investor Shares          5.94%           5.16%             4.70%



(1) The Investor Shares and the Service Shares performance would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% Shareholder Servicing Fee, which is not applicable to Investor Shares. If such fees were included, returns would be lower.

                       THE WILMINGTON TAX-EXEMPT PORTFOLIO


    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The Service Shares of the Portfolio commenced operations April 2, 2001. The performance information below reflects the performance of the Investor Shares of the Wilmington Tax-Exempt Portfolio, which invests in the same master series as the Portfolio and has identical investment objectives and policies as the Portfolio(1). Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS]

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE
YEARS            RETURNS
1991               4.15%
1992               2.66%
1993               1.98%
1994               2.42%
1995               3.47%
1996               3.01%
1997               3.15%
1998               2.98%
1999               2.76%
2000               3.65%


    CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001: 1.97%

    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


          BEST QUARTER                WORST QUARTER
             1.09%                       0.47%
         (March 31, 1991)            (March 31, 1994)


AVERAGE ANNUAL RETURNS AS OF 12/31/00    1 YEAR    5 YEAR    10 YEAR
Tax-Exempt Portfolio-Investor Shares     3.65%     3.11%     3.02%


(1) The Investor Shares and the Service Shares performance would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% Shareholder Servicing Fee, which is not applicable to Investor Shares. If such fees were included, returns would be lower.

      PLAIN TALK

                               WHAT IS YIELD?

          Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

    You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES

      PLAIN TALK

                       WHAT ARE MUTUAL FUND EXPENSES?

          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolios' expenses in the table below are shown as a percentage of the Portfolios' net assets. These expenses are deducted from Portfolio assets.

    The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.


                                 SERVICE SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):(1)



                                                               U.S.
                                         PRIME MONEY         GOVERNMENT          TAX-EXEMPT
                                       MARKET PORTFOLIO      PORTFOLIO           PORTFOLIO
Management fees                           0.43%                 0.47%               0.47%
Distribution (12b-1) fees                 None                  None                None
Shareholder Service fees                  0.25%                 0.25%               0.25%
Other expenses                            0.04%                 0.06%               0.07%
TOTAL ANNUAL OPERATING EXPENSES           0.72%                 0.78%               0.79%



(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

EXAMPLE


    This example is intended to help you compare the cost of investing in Service Shares of each Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:


      - you reinvested all dividends;
      - the average annual return was 5%;

      - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

      - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


SERVICE SHARES                   1 Year    3 Years     5 Years      10 Years
Prime Money Market Portfolio      $74         $230        $401          $894
US Government Portfolio           $80         $249        $433          $966
Tax-Exempt Portfolio              $81         $252        $439          $978


  THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A
REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES


    The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S.GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.


    The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES


    The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:


      - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

      -  high quality commercial paper and corporate obligations;


      -  U.S. Government obligations;

      -  high quality municipal securities; and

      - repurchase agreements that are fully collateralized by U.S.Government obligations.

    U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


    The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 80% of its total assets in:


      -  U.S. Government obligations; and

      - repurchase agreements that are fully collateralized by such obligations.


    The WILMINGTON TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:


      -  high quality municipal obligations and municipal bonds;

      -  floating and variable rate obligations;

      -  participation interests;

      -  high quality tax-exempt commercial paper; and

      -  high quality short-term municipal notes.


    The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.


    High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organization ("NRSRO"), such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.


    Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Statement of Additional Information.

ADDITIONAL RISK INFORMATION


    The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in the Statement of Additional Information:


      - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

      - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand each Portfolio's financial performance. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Service Share's Annual Report, which is available without charge upon request.



                                                            FOR THE PERIOD
                                                           APRIL 2, 2001(2)
                                                               THROUGH
                                                             JUNE 30, 2001
                                                           ----------------
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD                         $     1.00
                                                               ----------
INVESTMENT OPERATIONS:
   Net investment income                                       $     0.01
                                                               ----------
DISTRIBUTIONS:
   From net investment income                                       (0.01)
                                                               ----------
NET ASSET VALUE -- END OF PERIOD                               $     1.00
                                                               ==========
TOTAL RETURN                                                         1.01%(*)(*)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses                                                          0.72%(*)

   Net investment income                                             3.97%(*)

Net assets at end of period (000 omitted)                      $2,155,407



--------------

(*)    Annualized.
(*)(*) Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Prime Money Market Series.
(2)    Commencement of operations.

                                                         FOR THE PERIOD
                                                         APRIL 2, 2001(2)
                                                            THROUGH
                                                         JUNE 30, 2001
                                                         ----------------
U.S.GOVERNMENT PORTFOLIO -- SERVICE SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD                         $     1.00
                                                              ----------
INVESTMENT OPERATIONS:
   Net investment income                                            0.01
                                                              ----------
DISTRIBUTIONS:
   From net investment income                                      (0.01)
                                                              ----------
NET ASSET VALUE -- END OF PERIOD                               $    1.00
                                                               =========
TOTAL RETURN                                                        0.94%(*)(*)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses                                                         0.78%(*)

   Net investment income                                            3.75%(*)

Net assets at end of period (000 omitted)                     $1,120,776



--------------

(*)    Annualized.
(*)(*) Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - U.S. Government Series.
(2)    Commencement of operations.

                                                          FOR THE PERIOD
                                                         APRIL 2, 2001(2)
                                                             THROUGH
                                                          JUNE 30, 2001
                                                         ---------------
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD                         $     1.00
                                                              ----------

INVESTMENT OPERATIONS:
   Net investment income                                            0.01
                                                              ----------

DISTRIBUTIONS:
   From net investment income                                      (0.01)
                                                              ----------

NET ASSET VALUE-- END OF PERIOD                               $     1.00
                                                              ==========
TOTAL RETURN                                                        0.64%(*)(*)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses                                                         0.79%(*)

   Net investment income                                            2.38%(*)

Net assets at end of period (000 omitted)                     $  409,650


--------------

(*)   Annualized.
(*)(*)Not annualized.
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Tax-Exempt Series.
(2)   Commencement of operations.

                          MANAGEMENT OF THE PORTFOLIOS

    The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.


INVESTMENT ADVISER


      PLAIN TALK
                         WHAT IS AN INVESTMENT ADVISER?

          The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


    Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company ("Wilmington Trust"), an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.


    Each of the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. Out of its fees, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of sub-custodial services.


    For the twelve months ended June 30, 2001, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC 0.43%, 0.47%, and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

SERVICE PROVIDERS

   The chart below provides information on the primary service providers.


Asset                                     Shareholder
Management                                Services


                ADVISER                              TRANSFER AGENT

    RODNEY SQUARE MANAGEMENT CORP.                     PFPC INC
        1100 NORTH MARKET STREET            400 BELLEVUE PARKWAY, SUITE 108
          WILMINGTON, DE 19890                    WILMINGTON, DE 19809

          Manages the Series'                Handles shareholder services,
         investment activities.               including recordkeeping and
                                          statements, payment of distribution
                                             and processing of buy and sell
                                                        requests


                                 WT MUTUAL FUND

                          WILMINGTON PRIME MONEY MARKET PORTFOLIO
                           WILMINGTON U.S. GOVERNMENT PORTFOLIO
                             WILMINGTON TAX-EXEMPT PORTFOLIO


Fund                                      Asset
Operations                                Safe Keeping


           ADMINISTRATOR AND                           CUSTODIAN
            ACCOUNTING AGENT
                                                WILMINGTON TRUST COMPANY
                                                1100 NORTH MARKET STREET
               PFPC INC.                          WILMINGTON, DE 19890
          400 BELLEVUE PARKWAY
          WILMINGTON, DE 19809               Holds each Portfolio's assets,
                                            settles all portfolio trades and
   Provides facilities, equipment and     collects most of the valuation data
         personnel to carry out              required for calculating each
    administrative services related            Portfolio's NAV per share.
    to each Portfolio and calculates
          each Portfolio's NAV
           and distributions.


                       Distribution


                                   DISTRIBUTOR

                             PFPC DISTRIBUTORS, INC
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406


                       Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

    Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PLAIN TALK


                        WHAT IS NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                 Outstanding Shares


    PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern Time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern Time for the Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

      Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

         New Year's Day                Memorial Day           Veterans Day
         Martin Luther King, Jr. Day   Independence Day       Thanksgiving Day
         President's Day               Labor Day              Christmas Day
         Good Friday                   Columbus Day

PURCHASE OF SHARES

      PLAIN TALK

                             HOW TO PURCHASE SHARES:

            - Directly by mail or by wire

            - As a client of Wilmington Trust Company ("Wilmington Trust")
              through a trust account or a corporate cash management account

            - As a client of a Service Organization

    Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

    You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


    BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

       Regular Mail:                         Overnight Mail:
       -------------                         ---------------

       Wilmington Money Market Portfolios    Wilmington Money Market Portfolios
       c/o PFPC Inc.                         c/o PFPC Inc.
       P.O. Box 8951                         400 Bellevue Parkway, Suite 108
       Wilmington, DE 19899                  Wilmington, DE 19809

    BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

    ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00p.m. Eastern Time for the Tax-Exempt Portfolio and on or before 2:00p.m. Eastern Time for the Prime Money Market Portfolio and the U.S. Government Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern Time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern Time for the Prime Money Market Portfolio and the U.S. Government Portfolio or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

    Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

    It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.


    For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

      PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:
               -  By mail
               -  By telephone


    You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern Time for the Tax-Exempt Portfolio and 2:00 p.m. Eastern Time for the Prime Money Market Portfolio and the U.S. Government Portfolio or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.


    BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular Mail:                            Overnight Mail:
    -------------                            ---------------

    Wilmington Money Market Portfolios       Wilmington Money Market Portfolios
    c/o PFPC Inc.                            c/o PFPC Inc.
    P.O. Box 8951                            400 Bellevue Parkway, Suite 108
    Wilmington, DE 19899                     Wilmington, DE 19809

    BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

    ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

    If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).


    SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.


     For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.


EXCHANGE OF SHARES

      PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.


    You may exchange all or a portion of your shares in a Portfolio for Service Shares of the following Portfolios:


    Wilmington Prime Money Market Portfolio

    Wilmington U.S. Government Portfolio

    Wilmington Tax-Exempt Portfolio

    Wilmington Balanced Portfolio

    Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

    Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.


    To obtain more information about exchanges, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.


DISTRIBUTIONS

      PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

          Net investment income consists of interest earned by a fund on its investments less accrued expenses.


    Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

    All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

    As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.


    You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

    STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.


    This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS


    PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


SHAREHOLDER SERVICE FEES

    The Board of Trustees has adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a)establishing and maintaining shareholder accounts and records, (b)answering shareholder inquiries, (c)assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.


MASTER/FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

    For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES


    The Portfolios issue Investor and Service Shares. Service Shares are offered to investors which use a financial intermediary to process transactions with the Portfolios and is subject to a shareholder service fee. Investor Shares are not subject to a shareholder service fee, but are subject to a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

    FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

    ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

    STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

    Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund
    c/o PFPC Inc.
    400 Bellevue Parkway, Suite 108
    Wilmington, Delaware 19809
    (800) 336-9970
    9:00 a.m. to 5:00 p.m., Eastern time

    Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

    FOR MORE INFORMATION ON OPENING A NEW ACCOUNT,MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,PLEASE CALL 1-(800)-336-9970.

    The investment company registration number for WT Mutual Fund 811-08648.

                               WMMSS-Pros-11/01

MONEY MARKET PORTFOLIOS

[WILMINGTON FUNDS LOGO]

                            MONEY MARKET PORTFOLIOS

Investor Shares
Prospectus November 1, 2001

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                               Robert J. Christian
                              Nicholas A.Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                           Eric Cheung, VICE PRESIDENT
                       Joseph M. Fahey Jr., VICE PRESIDENT
                         John R. Giles, VICE PRESIDENT
                           Fred Filoon, VICE PRESIDENT
                             Pat Colletti, TREASURER

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                              Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                  THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                     THE WILMINGTON U.S.GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                               OF WT MUTUAL FUND

                                 INVESTOR SHARES


                        PROSPECTUS DATED NOVEMBER 1,2001


      This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Portfolios:

          - are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          - are not federally insured


          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

          - are not guaranteed to achieve their goal(s)

          - may not be able to maintain a stable $1 share price

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                   PORTFOLIO DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,      Summary                                  3
RISKS AND EXPENSES OF EACH
PORTFOLIO                             Performance Information                  5

                                      Fees and Expenses                        8

                                      Investment Objectives                    9

                                      Primary Investment Strategies           10

                                      Additional Risk Information             11

                                      Financial Highlights                    12


                                   MANAGEMENT OF THE PORTFOLIOS

DETAILS ABOUT THE SERVICE             Investment Adviser                      15
PROVIDERS
                                      Service Providers                       16


                                   SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR         Pricing of Shares                       17
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF          Purchase of Shares                      17
THE PORTFOLIOS
                                      Redemption of Shares                    19

                                      Exchange of Shares                      21

                                      Distributions                           22

                                      Taxes                                   22


                                   DISTRIBUTION ARRANGEMENTS

DETAILS ON THE PORTFOLIOS'            Rule 12b-1 Fees                         23
SHARE CLASSES AND
MASTER/FEEDER ARRANGEMENT             Master/Feeder Structure                 23

                                      Share Classes                           23

                                   FOR MORE INFORMATION                       24

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                     THE WILMINGTON U.S.GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

        PLAIN TALK

                             WHAT ARE MONEY MARKET FUNDS?

          Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

SUMMARY


Investment Objective             -  The WILMINGTON PRIME MONEY MARKET and WILMINGTON U.S.
                                    GOVERNMENT PORTFOLIOS each seek high current income,
                                    while preserving capital and liquidity.

                                 -  The WILMINGTON TAX-EXEMPT
                                    PORTFOLIO seeks high current interest income exempt from
                                    Federal income taxes while preserving principal.

Investment Focus                 -  Money market instruments
Share Price Volatility           -  Each Portfolio will strive to maintain a stable $1.00 share price.

Principal Investment Strategy    -  Each Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly. Instead, it invests in a corre-
                                    sponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolios invest all of their assets in master funds, which are separate series of WT Investment
                                    Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.

                                 -  The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in the Prime
                                    Money Market Series, which invests in money market instruments, including bank obligations, high quality commercial paper and U.S.
                                    Government obligations.


                                        3

                                 -  The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests in the U.S.
                                    Government Series, which invests at least 80% of its assets in U.S.
                                    Government obligations and repurchase agreements collateralized by such  obligations.

                                 -  The WILMINGTON TAX-EXEMPT PORTFOLIO invests in the
                                    Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments exempt from
                                    Federal income tax.

                                 -  In selecting securities for the Series, the adviser seeks current income, liquidity and safety of principal. The adviser may sell securities if the securities are downgraded to a lower ratings category.

                                 -  Each of the WILMINGTON PRIME MONEY MARKET PORTFOLIO and the
                                    WILMINGTON U.S. GOVERNMENT PORTFOLIO, through its
                                    corresponding Series may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks                  The Portfolios are subject to the risks summarized below which are further described under "Additional Risk Information."

                                 -  An investment in a Portfolio is not a deposit of Wilmington Trust
                                    Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other
                                    government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.

                                 -  The obligations in which the Portfolios invest through their corresponding Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.

                                 -  The performance of a Portfolio will depend on whether or not the adviser is successful in pursuing an investment strategy.

Investor Profile                 -  Conservative

PERFORMANCE INFORMATION


                     WILMINGTON PRIME MONEY MARKET PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.



[CHART]

ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE YEARS       RETURNS
1991                    6.05%
1992                    3.61%
1993                    2.86%
1994                    3.89%
1995                    5.63%
1996                    5.08%
1997                    5.22%
1998                    5.17%
1999                    4.80%
2000                    6.11%


        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001: 3.31%

      THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


              BEST QUARTER                   WORST QUARTER
                 1.72%                            0.70%
            (March 31, 1991)                (June 30, 1993)

      AVERAGE ANNUAL RETURNS AS OF 12/31/00         1 YEAR      5 YEAR      10 YEAR
       Prime Money Market Portfolio                  6.11%       5.28%        4.84%

                       WILMINGTON U.S.GOVERNMENT PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART]

ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE
YEARS           RETURNS
1991              5.73%
1992              3.38%
1993              2.82%
1994              3.82%
1995              5.51%
1996              4.99%
1997              5.12%
1998              5.07%
1999              4.69%
2000              5.94%


        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30,2001: 3.18%

      THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                    BEST QUARTER                   WORST QUARTER
                        1.60%                           0.69%
                  (March 31, 1991)               (March 31, 1993)

      AVERAGE ANNUAL RETURNS AS OF 12/31/00            1 YEAR     5 YEAR     10 YEAR
      U.S. Government Portfolio                        5.94%      5.16%       4.70%

                       THE WILMINGTON TAX-EXEMPT PORTFOLIO


      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate of how the Portfolio will perform in the future.


[CHART]

ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

PERFORMANCE
YEARS                                  RETURNS
1991                                    4.15%
1992                                    2.66%
1993                                    1.98%
1994                                    2.42%
1995                                    3.47%
1996                                    3.01%
1997                                    3.15%
1998                                    2.98%
1999                                    2.76%
2000                                    3.65%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001: 1.97%

    THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


         BEST QUARTER                   WORST QUARTER
            1.09%                          0.47%
       (March 31, 1991)               (March 31, 1994)

      AVERAGE ANNUAL RETURNS AS OF 12/31/00        1 YEAR        5 YEAR          10 YEAR
      Tax-Exempt Portfolio                         3.65%         3.11%           3.02%

        PLAIN TALK

                                 WHAT IS YIELD?


          Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.


      You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES

        PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolios' expenses in the table below are shown as a percentage of the Portfolios' net assets. These expenses are deducted from Portfolio assets.

      The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.


                                 INVESTOR SHARES


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):


                                                             U.S.
                                        PRIME MONEY       GOVERNMENT          TAX-EXEMPT
                                     MARKET PORTFOLIO      PORTFOLIO           PORTFOLIO
Management fees                          0.43%               0.47%               0.47%
Distribution (12b-1) fees(2)             0.10%               0.10%               0.10%
Other expenses                           0.03%               0.05%               0.05%
TOTAL ANNUAL OPERATING EXPENSES          0.56%               0.62%               0.62%



1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 While the Distribution (12b-1) Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.

EXAMPLE


     This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:


        - you reinvested all dividends;

        - the average annual return was 5%;

        - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

        - you redeemed all of your investment at the end of the time period.

       Although your actual cost may be higher or lower,based on these assumptions, your costs would be:


INVESTOR SHARES                    1 Year      3 Years      5 Years     10 Years
Prime Money Market Portfolio         $57         $179         $313         $701
US Government Portfolio              $63         $199         $346         $774
Tax-Exempt Portfolio                 $63         $199         $346         $774


      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES


       The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S.GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.


       The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:

       - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

       - high quality commercial paper and corporate obligations;

       - U.S. Government obligations;

       - high quality municipal securities; and

       - repurchase agreements that are fully collateralized by U.S. Government obligations.

      U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 80% of its total assets in:

       - U.S. Government obligations; and

       - repurchase agreements that are fully collateralized by such obligations.

      The WILMINGTON TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:

       - high quality municipal obligations and municipal bonds;

       - floating and variable rate obligations;

       - participation interests;

       - high quality tax-exempt commercial paper; and

       - high quality short-term municipal notes.


      The Tax-Exempt Series has adopted a policy that,under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

      High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organization ("NRSRO"), such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.


      Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in the Statement of Additional Information.


ADDITIONAL RISK INFORMATION


      The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in the Statement of Additional Information:


       - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

       - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

       - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

       - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

       - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

       - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Investor share of a Portfolio. The total returns in the table represent the rate that you would have earned(or lost)on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Investor Share's Annual Report, which is available without charge upon request.



                                                                    FOR THE PERIOD
                                            FOR THE FISCAL         OCTOBER 1, 1998
                                          YEARS ENDED JUNE 30,          THROUGH            FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                           2001        2000(+)       JUNE 30, 1999(+)            1998(+)      1997(+)      1996(+)
                                        --------------------------------------------------------------------------------------------
WILMINGTON PRIME MONEY
   MARKET PORTFOLIO -- INVESTOR SHARES
NET ASSET VALUE --
   BEGINNING OF PERIOD                   $   1.00   $     1.00           $       1.00        $      1.00  $     1.00     $    1.00
                                        -------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income                     0.06         0.05                   0.04               0.05        0.05          0.05
                                        -------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income               (0.06)       (0.05)                 (0.04)             (0.05)      (0.05)        (0.05)
                                        -------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD         $   1.00   $     1.00           $       1.00        $      1.00  $     1.00     $    1.00
                                        ===========================================================================================
TOTAL RETURN                                 5.68%        5.45%                  3.51%(*)(*)        5.26%       5.17%         5.17%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses                                  0.48%        0.50%                  0.52%(*)           0.53%       0.54%        0.53%
   Net investment income                     5.70%        5.35%                  4.61%(*)           5.13%       5.06%        5.03%
Net assets at end of period
   (000 omitted)                         $382,884   $2,064,018           $  1,651,174        $ 1,702,734  $1,191,271     $ 980,856


--------------------
(*)   Annualized.
(*)(*)Not annualized.
(+) Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Prime Money Market Series.

                                                                  FOR THE PERIOD
                                            FOR THE FISCAL       OCTOBER 1, 1998
                                          YEARS ENDED JUNE 30,        THROUGH              FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                           2001        2000(+)     JUNE 30, 1999(+)              1998(+)      1997(+)      1996(+)
                                       --------------------------------------------------------------------------------------------
WILMINGTON U.S.GOVERNMENT
    PORTFOLIO -- INVESTOR SHARES
NET ASSET VALUE --
    BEGINNING OF PERIOD                $    1.00  $     1.00         $       1.00         $       1.00   $     1.00   $     1.00
                                       --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
    Net investment income                   0.05        0.05                 0.03                 0.05         0.05         0.05
                                       --------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    From net investment income             (0.05)      (0.05)               (0.03)               (0.05)       (0.05)       (0.05)
                                       --------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD       $    1.00  $     1.00         $       1.00         $       1.00   $     1.00   $     1.00
                                       ============================================================================================
TOTAL RETURN                                5.50%       5.25%                3.42%(*)(*)          5.19%        5.07%        5.08%

RATIOS (TO AVERAGE NET
    ASSETS)/SUPPLEMENTAL DATA:(1)
    Expenses                                0.54%       0.54%                0.54%(*)             0.54%        0.55%        0.55%
    Net investment income                   5.59%       5.17%                4.51%(*)             5.06%        4.96%        4.97%
 Net assets at end of period
    (000 omitted)                      $  95,324  $  765,121         $    547,833         $    802,153   $  378,475   $  341,426


-----------------------
(*)    Annualized.
(*)(*) Not annualized.
(+) Effective November 1, 1999, the Rodney Square U.S. Government Portfolio ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - U.S. Government Series.

                                                                  FOR THE PERIOD
                                            FOR THE FISCAL       OCTOBER 1, 1998
                                          YEARS ENDED JUNE 30,        THROUGH              FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                           2001        2000(+)     JUNE 30, 1999(+)              1998(+)      1997(+)      1996(+)
                                       --------------------------------------------------------------------------------------------
WILMINGTON TAX-EXEMPT PORTFOLIO --
  INVESTOR SHARES
NET ASSET VALUE --
  BEGINNING OF PERIOD                  $    1.00  $     1.00         $       1.00         $       1.00  $      1.00   $     1.00
                                       --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
  Net investment income                     0.03        0.03                 0.02                 0.03         0.03         0.03
                                       --------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  From net investment income               (0.03)      (0.03)               (0.02)               (0.03)       (0.03)       (0.03)
                                       --------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD       $    1.00  $     1.00         $       1.00         $       1.00  $      1.00   $     1.00
                                       ============================================================================================
TOTAL RETURN                                3.38%       3.23%                1.96%(*)(*)          3.11%        3.09%       3.11%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:1
  Expenses                                  0.53%       0.55%                0.55%(*)             0.55%        0.57%        0.56%
  Net investment income                     3.36%       3.21%                2.58%(*)             3.05%        3.05%        3.08%
Net assets at end of period
  (000 omitted)                        $  65,138  $  483,092         $    451,509         $    392,610  $   280,864   $  237,185


------------------
(*)    Annualized.
(*)(*) Not annualized.
(+) Effective November 1, 1999, the Rodney Square Tax-Exempt Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Tax-Exempt Series.

                          MANAGEMENT OF THE PORTFOLIOS

      The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.


 INVESTMENT ADVISER


       PLAIN TALK

                       WHAT IS AN INVESTMENT ADVISER?

          The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


      Rodney Square Management Corporation ("RSMC"), the Series'investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company ("Wilmington Trust") an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.


      Each of the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. Out of its fees, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of sub-custodial services.


      For the twelve months ended June 30, 2001, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

SERVICE PROVIDERS


    The chart below provides information on the Portfolios' service providers.


Asset                                           Shareholder
Management                                      Services

           ADVISER                                  TRANSFER AGENT

  RODNEY SQUARE MANAGEMENT CORP.                      PFPC INC.

      RODNEY SQUARE NORTH                        400 BELLEVUE PARKWAY

    1100 NORTH MARKET STREET                     WILMINGTON, DE 19809

   WILMINGTON, DE 19890-0001

     Manages each Series'                       Handles shareholder services,
     investment activities.                     including recordkeeping and
                                                statements, payment of
                                                distributions and processing of
                                                buy and sell requests.

                             WT MUTUAL FUND

                        WILMINGTON PRIME MONEY
                          MARKET PORTFOLIO

                WILMINGTON U.S. GOVERNMENT PORTFOLIO

                   WILMINGTON TAX-EXEMPT PORTFOLIO

Fund                                            Asset
Operations                                      Safe Keeping

    ADMINISTRATOR AND                                       CUSTODIAN

     ACCOUNTING AGENT                                 WILMINGTON TRUST COMPANY

      PFPC INC.                                         1100 N. MARKET STREET

    400 BELLEVUE PARKWAY                                 WILMINGTON, DE 19890

    WILMINGTON, DE 19809

Provides facilities, equipment and              Holds each Portfolio's assets,
personnel to carry out administrative           settles all portfolio trades and
services related to each Portfolio and          collects most of the valuation
calculates each Portfolio's NAV and             data required for calculating
distributions.                                  each Portfolio's NAV per share.


                        Distribution

                                 DISTRIBUTOR

                           PFPC DISTRIBUTORS, INC.

                             3200 HORIZON DRIVE

                          KING OF PRUSSIA, PA 19406

                      Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

        PLAIN TALK

                        WHAT IS NET ASSET VALUE OR "NAV"?
                          NAV  =  Assets - Liabilities
                                  --------------------
                                   Outstanding Shares

      PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern Time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern Time for the Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

         Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

    New Year's Day                Memorial Day              Veterans Day
    Martin Luther King,Jr. Day    Independence Day          Thanksgiving Day
    President's Day               Labor Day                 Christmas Day
    Good Friday                   Columbus Day

PURCHASE OF SHARES

        PLAIN TALK

                             HOW TO PURCHASE SHARES:

         - Directly by mail or by wire

         - As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account

         - As a client of a Service Organization

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        REGULAR MAIL:                         OVERNIGHT MAIL:
        Wilmington Money Market Portfolios    Wilmington Money Market Portfolios
        c/o PFPC Inc.                         c/o PFPC Inc.
        P.O. Box 8951                         400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899                  Wilmington, DE 19809

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00p.m. Eastern Time for the Tax-Exempt Portfolio and on or before 2:00p.m. Eastern Time for the Prime Money Market Portfolio and the U.S. Government Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern Time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern Time for the Prime Money Market Portfolio and the U.S. Government Portfolio or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

      Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.


      For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

        PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                -  By mail
                -  By telephone
                -  By check


      You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern Time for the Tax-Exempt Portfolio and 2:00 p.m. Eastern Time for the Prime Money Market Portfolio and the U.S. Government Portfolio or on a nonBusiness Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.


      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

         REGULAR MAIL:                        OVERNIGHT MAIL:
         Wilmington Money Market Portfolios   Wilmington Money Market Portfolios
         c/o PFPC Inc.                        c/o PFPC Inc.
         P.O. Box 8951                        400 Bellevue Parkway, Suite 108
         Wilmington, DE 19899                 Wilmington, DE 19809

      BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


      BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the checkwriting service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.


      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.


      For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

        PLAIN TALK

                       WHAT IS AN EXCHANGE OF SHARES?

          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.



      You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following Portfolios:


      Wilmington Prime Money Market Portfolio

      Wilmington U.S. Government Portfolio

      Wilmington Tax-Exempt Portfolio

      Wilmington Short/Intermediate Bond Portfolio


      Wilmington Broad Market Bond Portfolio

      Wilmington Municipal Bond Portfolio

      Wilmington Large Cap Growth Portfolio

      Wilmington Large Cap Core Portfolio

      Wilmington Small Cap Core Portfolio

      Wilmington International Multi-Manager Portfolio

      Wilmington Large Cap Value Portfolio

      Wilmington Mid Cap Value Portfolio

      Wilmington Small Cap Value Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.


      To obtain prospectuses of the other Portfolios, or to place exchange orders, contact the Transfer Agent at (800) 336-9970, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

        PLAIN TALK

                       WHAT IS NET INVESTMENT INCOME?


          Net investment income consists of interest earned by a fund on its investments less accrued expenses.


      Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

      All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.


TAXES

      As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.


      You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.


      This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS


      PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


RULE 12B-1 FEES

        PLAIN TALK

                            WHAT ARE 12b-1 FEES?

          12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.


      The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to Investor shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the Distribution (12b-1) Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.


MASTER/FEEDER STRUCTURE

      Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

      For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES


      The Portfolios issue Investor and Service Shares. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Services Shares are offered to investors which use a financial intermediary to process transactions.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS,THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


      ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

      Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      400 Bellevue Parkway
      Suite 108
      Wilmington, Delaware 19809
      (800) 336-9970
      9:00 a.m. to 5:00 p.m., Eastern time

      Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Roommay be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT,MAKING CHANGES TO EXISTING ACCOUNTS,PURCHASING,EXCHANGING OR REDEEMING SHARES,OR OTHER INVESTOR SERVICES,PLEASE CALL 1-(800)-336-9970.

    The investment company registration number for WT Mutual Fund 811-08648.

                              WMMP-Pros-11/01

EQUITY PORTFOLIOS

[WILMINGTON FUNDS LOGO]

                                EQUITY PORTFOLIOS

INSTITUTIONAL SHARES
PROSPECTUS NOVEMBER 1, 2001

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                 Louis Klein Jr.
                              Clement C. Moore, II
                            John J. Quindlen William
                                   P. Richards

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                           Eric Cheung, VICE PRESIDENT
                       Joseph M. Fahey Jr., VICE PRESIDENT
                          John R. Giles, VICE PRESIDENT
                           Fred Filoon, VICE PRESIDENT
                             Pat Colletti, TREASURER

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                                1100 North Market
                           Street Wilmington, DE 19890

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                                  400 Bellevue
                          Parkway Wilmington, DE 19809

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO

                     THE WILMINGTON LARGE CAP CORE PORTFOLIO

                     THE WILMINGTON SMALL CAP CORE PORTFOLIO

              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO

                     THE WILMINGTON MID CAP VALUE PORTFOLIO

                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO


                                OF WT MUTUAL FUND


                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1,2001


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

        - are not bank deposits

        - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

        - are not federally insured


        - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency


        - are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                  PORTFOLIO DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,    Summary                                   3
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH PORTFOLIO.          Performance Information                   6

                                    Fees and Expenses                        14

                                    Investment Objectives                    16

                                    Primary Investment Strategies            17

                                    Additional Risk Information              25

                                    Financial Highlights                     27


                                  MANAGEMENT OF THE PORTFOLIOS

DETAILS ABOUT THE SERVICE           Investment Advisers                      32
PROVIDERS.
                                    Portfolio Managers                       33

                                    Sub-Advisors                             35

                                    Service Providers                        37


                                  SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR       Pricing of Shares                        38
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares                       38
THE PORTFOLIOS.
                                    Redemption of Shares                     40

                                    Exchange of Shares                       42

                                    Distributions                            43

                                    Taxes                                    43


                                  DISTRIBUTION ARRANGEMENTS

DETAILS ON THE PORTFOLIOS'          Master/Feeder Structure                  44
MASTER/FEEDER ARRANGEMENTS.
                                    Share Classes                            44


                                  FOR MORE INFORMATION                       45



For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO

                     THE WILMINGTON LARGE CAP CORE PORTFOLIO

                    THE WILMINGTON SMALL CAP CORE PORTFOLIO

              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO

                     THE WILMINGTON MID CAP VALUE PORTFOLIO

                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO


                              INSTITUTIONAL SHARES


                             PORTFOLIO DESCRIPTIONS

        PLAIN TALK

                             WHAT IS A MUTUAL FUND?

          A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

SUMMARY

Investment Objective           -   The WILMINGTON LARGE CAP GROWTH PORTFOLIO
                                   and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital.

                               - The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO, the WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation.

                               - The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation.

Investment Focus               -   Equity (or related) securities

Share Price Volatility         -   Moderate to high

Principal Investment Strategy  -   Each Portfolio operates as a "feeder fund"
                                   which means that the Portfolio does not buy individual securities directly. Instead, it invests in a correspon ding mutual fund or "master fund," which in turn purchases investment secu- rities. The Portfolios invest all of their assets in master funds which are separate series of WT Investment
                                   Trust I. Each Portfolio and its correspon-ding Series have the same investment objective, policies and limitations.

                               - The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests in the WT Large Cap Growth Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $5 billion or more, which have above average earnings potential compared to the securities market as a whole. The Series' adviser purchases stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate. The adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, or when a stock under performs the market or its peer group.

                               -   The WILMINGTON LARGE CAP CORE PORTFOLIO
                                   invests in the Large Cap Core Series, which invests at least 80% of its total assets, primarily in a diversified portfolio of U.S. equity (or related) securities or medium and large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                               -   The WILMINGTON SMALL CAP CORE PORTFOLIO
                                   invests in the Small Cap Core Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                               - The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests in the International Multi-Manager Series, which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Series' adviser allocates the Series' assets among three sub-advisers. The sub-advisers select stocks to be purchased or sold by the Series based upon fundamental research, country and trend analysis and whether the stocks are undervalued or have above average growth potential.

                               - The WILMINGTON LARGE CAP VALUE PORTFOLIO invests in the Large Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company' s potential profitability and invests in stocks which are ignored by financial analysts.

                               -   The WILMINGTON MID CAP VALUE PORTFOLIO
                                   invests in the Mid Cap Value Series, which
                                   invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The
                                   Series invests in securities believed to be undervalued as compared to the company's potential profitability.

                               - The WILMINGTON SMALL CAP VALUE PORTFOLIO invests in the Small Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase.
                                   The Series invests in securities believed to be undervalued as compared to the company's potential profitability.

Principal Risks                The Portfolios are subject to the risks
                               summarized below which are further described under "Additional Risk Information."

                               -   An investment in a Portfolio is not a
                                   deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               - It is possible to lose money by investing in a Portfolio.

                               - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                               - Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                               -   Investments in a foreign (i.e. non-U.S.)
                                   market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                               - The International Multi-Manager Series is not authorized to depart from their primary investment policies and temporarily pursue a defensive investment policy, even during periods of declining markets. Consequently, they are subject to a greater risk of capital loss if adverse market conditions arise and persist in the future than funds which are permitted to adopt a defensive position.

                               -   Growth-oriented investments may be more
                                   volatile than the rest of the U.S. stock market as a whole.

                               -   A value-oriented investment approach is
                                   subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                               - The performance of a Portfolio will depend on whether or not the adviser or sub-adviser is successful in pursuing an investment strategy.

                               - The Portfolios are also subject to other risks which are described under "Additional Risk Information."

Investor Profile               -   Investors who want the value of their
                                   investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

     Prior to May 9, 2001, the Wilmington Large Cap Core, Small Cap Core and International Multi-Manager Series were managed by Wilmington Trust Company ("Wilmington Trust"), an affiliate of Rodney Square Management Corporation ("RSMC"). On May 9, 2001, Wilmington Trust's advisory operations were reorganized and investment advisory personnel responsible for the management of the Series were transferred to RSMC or became dual employees of RSMC and Wilmington Trust. While the investment adviser entity may have changed, the personnel responsible for the daily management of these Series remained the same.

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the portfolio invested in both large and small capitalization securities. Currently, the portfolio's investments are made primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS]

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

     PERFORMANCE YEARS         RETURNS
           1991                 41.54%
           1992                  5.95%
           1993                 14.57%
           1994                 -0.23%
           1995                 28.43%
           1996                 24.25%
           1997                 27.50%
           1998                 23.58%
           1999                 48.10%
           2000                -21.09%


      Calendar Year-to-Date Total Return as of September 30, 2001: -40.79%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



                BEST QUARTER                    WORST QUARTER
                ------------                    -------------
                   41.39%                          -17.87%
             (December 31, 1999)             (December 31, 2000)

        PLAIN TALK

                                   WHAT IS AN INDEX?

          An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.



AVERAGE ANNUAL RETURNS AS OF 12/31/00      1 YEAR       5 YEARS    10 YEARS
-------------------------------------      ------       -------    --------
Large Cap Growth Portfolio                 -21.09%      18.00%     17.55%
Russell 1000 Growth Index*                 -22.43%      18.14%     17.33%



* The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 companies in the U.S., as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either a growth or value index. The remaining stocks are placed in both indices with a weight proportioned to their growth or value characteristics.



        PLAIN TALK

                                  WHAT IS TOTAL RETURN?

          Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                  WILMINGTON LARGE CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

     PERFORMANCE YEARS         RETURNS
           1996                 16.56%
           1997                 25.13%
           1998                 29.66%
           1999                 22.41%
           2000                -11.47%


      Calendar Year-to-Date Total Return as of September 30, 2001: -24.49%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



               BEST QUARTER              WORST QUARTER
               ------------              -------------
                  21.62%                    -9.63%
            (December 31, 1998)       (December 31, 2000)



                                                                SINCE INCEPTION
  AVERAGE ANNUAL RETURNS AS OF 12/31/00    1 YEAR     5 YEARS  (JANUARY 5, 1995)
  -------------------------------------    ------     -------  -----------------
  Large Cap Core Portfolio                -11.47%     15.62%   17.20%
  S&P 500 Index*                           -9.10%     18.33%   21.14%



* The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard and Poor's Composite Index of 500 Stocks.

                       WILMINGTON SMALL CAP CORE PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940, as amended ("1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"). If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

     PERFORMANCE YEARS         RETURNS
           1998                 -2.32%
           1999                 21.86%
           2000                  2.31%


      Calendar Year-to-Date Total Return as of September 30, 2001: -18.96%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



               BEST QUARTER              WORST QUARTER
               ------------              -------------
                  22.89%                   -17.92%
            (March 31, 2000)          (September 30, 1998)



                                                             SINCE INCEPTION
     AVERAGE ANNUAL RETURNS AS OF 12/31/00       1 YEAR       (APRIL 1, 1997)
     -------------------------------------       ------      ----------------
     Small Cap Core Portfolio                     2.31%          14.29%
     Russell 2000 Index*                         -3.03%          10.99%



* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS]

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

     PERFORMANCE YEARS         RETURNS
           1991                14.63%
           1992                -0.19%
           1993                42.64%
           1994                -1.36%
           1995                 7.30%
           1996                 8.60%
           1997                 3.43%
           1998                13.48%
           1999                41.72%
           2000               -15.60%


      Calendar Year-to-Date Total Return as of September 30, 2001: -30.68%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



               BEST QUARTER              WORST QUARTER
               ------------              -------------
                   30.08%                   -15.15%
             (December 31, 1999)       (September 30, 1998)



AVERAGE ANNUAL RETURNS AS OF 12/31/00    1 YEAR       5 YEARS     10 YEARS
-------------------------------------    ------       -------     --------
International Multi-Manager Portfolio   -15.60%        8.80%      10.17%
MSCI EAFE Index*                        -14.17%        7.13%       8.25%



* The MSCI EAFE Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,100 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio and for its predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

     PERFORMANCE YEARS         RETURNS
           1992                13.49%
           1993                13.75%
           1994                -1.64%
           1995                34.38%
           1996                21.86%
           1997                24.55%
           1998                -2.75%
           1999                 3.02%
           2000                19.15%


      Calendar Year-to-Date Total Return as of September 30, 2001: -15.86%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



               BEST QUARTER              WORST QUARTER
               ------------              -------------
                   13.48%                    -12.53%
               (June 30, 1997)         (September 30, 1999)



                                                             SINCE INCEPTION
  AVERAGE ANNUAL RETURNS AS OF 12/31/00   1 YEAR   5 YEARS   {DECEMBER 1, 1991)
  -------------------------------------    ------   -------   -----------------
  Large Cap Value Portfolio                19.15%   12.62%        14.28%
  Russell 1000 Value Index*                 7.01%   16.91%        17.47%



* The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization.

                       WILMINGTON MID CAP VALUE PORTFOLIO

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The Portfolio has not commenced operations as of the date of this prospectus. The following bar chart and per-formance table below illustrate the risk and volatility of an investment in the Portfolio by showing you the per-formance of Mid Cap Value Series, the Portfolio's Master Series, which has the same investment objective as the Portfolio. The Master Series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fee waivers). Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

     PERFORMANCE YEARS         RETURNS
           1999                 4.57%
           2000                55.55%


       Calendar Year-to-Date Total Return as of September 30, 2001: -4.36%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S MASTER SERIES FROM CALENDAR YEAR TO CALENDAR YEAR.



               BEST QUARTER              WORST QUARTER
               ------------              -------------
                  18.84%                     -16.35%
             (December 31, 1999)       (September 30, 1999)



                                                      SINCE INCEPTION
  AVERAGE ANNUAL RETURNS AS OF 12/31/00     1 YEAR     (JANUARY 6, 1998)
  -------------------------------------     ------    -----------------
  Midcap Value Portfolio                    55.55%          20.27%
  Russell Midcap Value Index*               19.18%          15.84%



* The Russell Midcap Value Index is an unmanaged index that measures the companies within the Russell 1000 Value Index performance of those Midcap with lower price-to-book ratios and lower forecasted growth values.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The Portfolio has not commenced operations as of the date of this prospectus. The following bar chart and performance table below illlustrates the risks and volatility of an investment in the Portfolio by showing you the performance of Small Cap Value Series, the Portfolio's Master Series, which has the same investment objective as the Portfolio. The Master Series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fee waivers). Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPITON

     PERFORMANCE YEARS         RETURNS
           1999                11.45%
           2000                18.38%


       Calendar Year-to-Date Total Return as of September 30, 2001: 4.72%

     THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S MASTER SERIES FROM CALENDAR YEAR TO CALENDAR YEAR.



               BEST QUARTER              WORST QUARTER
               ------------              -------------
                  17.86%                    -22.79%
               (June 30, 1999)          (September 30, 1998



                                                           SINCE INCEPTION
  AVERAGE ANNUAL RETURNS AS OF 12/31/00      1 YEAR       (JANUARY 27, 1998)
  -------------------------------------      ------       ------------------
  Small Cap Value Portfolio                  18.38%             5.87%
  Russell 2000 Value Index*                  22.83%             5.43%



* The Russell 2000 Value Index is a market weighted index composed of companies within the Russell 2000 Index that have a lower-to-book ratio and lower forecasted growth values with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

        PLAIN TALK


                             WHAT ARE FUND EXPENSES?

          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)           INSTITUTIONAL SHARES
                                                                     --------------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                      None
Maximum deferred sales charge                                              None
Maximum sales charge imposed on reinvested dividends (and other
  distributions)                                                           None
Redemption fee(a)                                                          1.00%



(a) Institutional Shares are subject to a 1.00% redemption fee if redeemed within the first 60 days after purchase.


    See "Redemption of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):


                                                                                                      INTERNATIONAL
                                                                                                      MULTI-
                                               LARGE CAP           LARGE CAP        SMALL CAP         MANAGER
                                               GROWTH PORTFOLIO    CORE PORTFOLIO   CORE PORTFOLIO    PORTFOLIO
                                               ----------------    --------------   --------------    -------------
Management fees                                0.55%               0.70%            0.60%             0.65%
Distribution (12b-1) fees                      None                None             None              None
Other expenses                                 0.24%               0.28%            0.30%             0.64%
TOTAL ANNUAL OPERATING EXPENSES(2)             0.79%               0.98%(2)         0.90%             1.29%
Waivers/reimbursements                                             0.18%
NET EXPENSES                                                       0.80%



                                               LARGE CAP           MID CAP          SMALL CAP
                                               VALUE PORTFOLIO     VALUE PORTFOLIO  VALUE PORTFOLIO
                                               ---------------     ---------------  ---------------
Management fees                                0.55%               0.75%            0.75%
Distribution (12b-1) fees                      None                None             None
Other expenses                                 0.36%               0.87%            0.87%
TOTAL ANNUAL OPERATING EXPENSES                0.91%               1.62%            1.62%
Waivers/reimbursements
Net expenses



(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

(2) For Institutional Shares of the Large Cap Core Portfolio the investment adviser had agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80%. This waiver will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment advisers agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 0.80% of average daily net assets for the Small Cap Core Portfolio, 1.00% of average daily net assets for the International Multi-Manager Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio, and 0.75% of average daily net assets for Large Cap Value Portfolio and Large Cap Growth Portfolio. The termination of these expense limitations was approved by the Board of Trustees, effective April 2, 2001.


EXAMPLE

     This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

        - you reinvested all dividends and other distributions;

        - the average annual return was 5%;


        - the Portfolio's total operating expenses (without regard to expense waivers or reimbursements) are charged and remain the same over the time periods; and


        - you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


     INSTITUTIONAL SHARES                                        1 YEAR        3 YEARS        5 YEARS       10 YEARS
     --------------------                                        ------        -------        -------       --------
     Large Cap Growth Portfolio                                    $81           $252           $439          $978
     Large Cap Core Portfolio                                      $82           $294           $524          $1,185
     Small Cap Core Portfolio                                      $92           $287           $498          $1,108
     International Multi-Manager Portfolio                         $131          $409           $708          $1,556
     Large Cap Value Portfolio                                     $93           $290           $504          $1,120
     Mid Cap Value Portfolio                                       $165          $511           $881          $1,922
     Small Cap Value Portfolio                                     $165          $511           $881          $1,922


     THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO' S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES


The WILMINGTON LARGE CAP GROWTH PORTFOLIO and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO, the WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.


      For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising a Portfolio's comparative index as listed below.


 PORTFOLIO                                             COMPARATIVE INDEX
 ---------                                             -----------------
 Large Cap Growth                                      Russell 1000 Growth
 Large Cap Core                                        S&P 500
 Small Cap Core                                        Russell 2000
 International Multi-Manager                           MSCI EAFE
 Large Cap Value                                       Russell 1000 Value
 Mid Cap Value                                         Russell Midcap Value
 Small Cap Value                                       Russell 2000 Value



      For more information on the specific indexes, see the Section entitled "Primary Investment Strategies."

PRIMARY INVESTMENT STRATEGIES

        PLAIN TALK


                             WHAT ARE GROWTH FUNDS?

          Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.


     The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:


        - common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization of $5 billion or higher at the time of purchase;


        - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

        - options on indexes of the common stock of U.S. corporations described above; and

        - contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

     The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

     The adviser also seeks to provide a greater margin of safety and stability in the Series. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

     The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables.

     Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

     The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock under-performs the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

     The Series combines three distinct components, each of which is intended to enhance returns and add balance.


     LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) -- Up to 100%, but not less than 80%, of the Series' total assets may be invested in Large Cap Growth Stocks which have the following characteristics:


        - Mature, predictable businesses

        - Capital appreciation and income

        - Highest liquidity


     MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets may be invested in Medium Cap Growth Stocks which have the following characteristics:


        - Superior long-term potential

        - Strong niche or franchise

        - Seasoned management


     SPECIAL SITUATIONS GROWTH OPPORTUNITIES -- Up to 20% of the Series' total assets may be invested in Special Situations Growth Opportunities which have the following characteristics:


        - Stable return, independent of the market

        - Unusually favorable risk/reward characteristics

        - Typically involve corporate restructuring


     In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that the Series will be unable to achieve its investment objective.

     The WILMINGTON LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:


        - securities of U.S. corporations that are judged by the adviser to have strong growth and value characteristics;


        - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

        - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and

        - cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

     The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

     As a temporary defensive investment policy, the Large Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

        PLAIN TALK


                            WHAT ARE SMALL CAP FUNDS?

          Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.


     The WILMINGTON SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

        - common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index;

        - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

        - options on indexes of the common stock of U.S. corporations described above; and

        - contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

     The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index. To achieve the Series' objective of long-term growth of capital, the Series' adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects was too optimistic.


     In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest stocks in the U.S. as measured by market capitalization.

     As as temporary defensive investment policy, the Small Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt investments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

        PLAIN TALK

                          WHAT ARE INTERNATIONAL FUNDS?

          International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.


     The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series, which, at all times, invests at least 85% of its total assets in the following equity (or related) securities:

        - common stocks of foreign issuers;

        - preferred stocks and/or debt securities that are convertible securities of such foreign issuers; and

        - open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.


     The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of issuers which (1) are organized under the laws of a non-U.S. country or (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in a non-U.S. country or has at least 50% of its assets situated in a non-U.S. country. The Series may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. Three sub-advisers, Clemente Capital, Inc., Invista Capital Management Inc., and Zurich Scudder Investments, Inc., manage the assets of the Series. The adviser, in its discretion, allocates the Series' assets among each sub-adviser and then allows each sub-adviser to use its own investment approach and strategy to achieve the Series' objective.


      Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global environment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the Series. Series holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

      Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Series holdings are sold when the relative attractiveness of a security is not as great as additions proposed by a member of the investment team.

     Zurich Scudder's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Series holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

     The Series' multiple sub-adviser arrangement reduces volatility by utilizing multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

     In the Series' efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("MSCI EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The MSCI EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

        PLAIN TALK


                              WHAT ARE VALUE FUNDS?

          Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

     The VALUE PORTFOLIOS: Through their investment in a corresponding Series, the WILMINGTON LARGE CAP VALUE, WILMINGTON MID CAP VALUE AND WILMINGTON SMALL CAP VALUE PORTFOLIOS seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

     The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

     The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:


        - Financial models based principally upon projected cash flows;

        - The price of the company's stock in the context of what the market is willing to pay for stock of com- parable companies and what a strategic buyer would pay for the whole company;

        - The extent of management's ownership interest in the company; and

        - The company's market by corroborating its observations and assumptions by meeting with manage- ment, customers and suppliers.


     The adviser also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

     The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

     By reviewing historical relationships and understanding the characteristics of a business, the adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

      An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

     The WILMINGTON LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

        - common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;

        - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

        - options on indexes of the common stock of U.S. corporations described above; and

        - contracts for either the future delivery, or payment in respect of the future market value, of certain index- es of the common stock of U.S. corporations described above, and options upon such futures contracts.

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Large Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

     The WILMINGTON MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

        - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;

        - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

        - warrants.

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Mid Cap Value Series is a diversified portfolio of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

     The WILMINGTON SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

        - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;

        - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

        - warrants.

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Small Cap Value Series is a diversified portfolio of small cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

     ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, the Series turnover rate is expected to be less than 100% for each of the Series.

     Each Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

        - CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)

        - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.

        - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)

        - GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)

        - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

        - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.


        - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core and Small Cap Value Portfolio)


        - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

        - VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap Core Portfolios).

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand a Portfolio's financial performance for the past 5 years or since its inception, if shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except those of Large Cap Core Portfolio for the fiscal years ended June 30, 1998, 1997 and 1996 which were audited by other auditors), have been audited by Ernst & Young, LLP,whose report,along with each Portfolio's financial statements,is included in the Annual Report, which is available without charge upon request.



                                                                            FOR THE PERIOD
                                                 FOR THE FISCAL YEARS      JANUARY 1, 1999
                                                     ENDED JUNE  30,                         FOR THE FISCAL YEARS ENDED DECEMBER 31,
                                                                                THROUGH
                                                 2001          2000(4)+      JUNE 30, 1999+    1998(1)+      1997+       1996+
                                                 ----          --------      --------------    --------      -----       -----
WILMINGTON LARGE CAP GROWTH
  PORTFOLIO -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD        $  33.39        $  25.76       $  23.59        $  21.37     $ 19.22      $ 17.41
                                              --------        --------       --------        --------     -------      -------

INVESTMENT OPERATIONS:
  Net investment loss                            (0.08)(2)       (0.14)(2)      (0.02)          (0.01)      (0.19)(2)    (0.15)(2)
  Net realized and unrealized gain (loss)
    on investments                              (10.61)           8.70           2.19            5.02        5.44         4.37
                                              --------        --------       --------        --------     -------      -------
    Total from investment operations            (10.69)           8.56           2.17            5.01        5.25         4.22
                                              --------        --------       --------        --------     -------      -------

DISTRIBUTIONS:
  From net investment income                        --              --             --              --          --           --
  From net realized gain                        (10.01)          (0.93)            --           (2.79)      (3.10)       (2.41)
                                              --------        --------       --------        --------     -------      -------
    Total distributions                         (10.01)          (0.93)            --           (2.79)      (3.10)       (2.41)
                                              --------        --------       --------        --------     -------      -------

NET ASSET VALUE -- END OF PERIOD              $  12.69        $  33.39       $  25.76        $  23.59     $ 21.37      $ 19.22
                                              ========        ========       ========        ========     =======      =======
TOTAL RETURN                                    (39.41)%         33.27%          9.20%**        23.58%      27.50%       24.25%

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations                 0.76%           0.75%          0.75%*          0.80%       1.38%        1.43%
    Excluding expense limitations                 0.79%           0.77%          0.80%*          0.92%        N/A          N/A
  Net investment loss                            (0.37)%         (0.45)%        (0.14)%*        (0.08)%     (0.86)%      (0.78)%
Portfolio turnover                                  78%            111%            16%             52%         28%          35%
Net assets at end of period (000 omitted)     $158,318        $277,290       $222,538        $223,151     $91,445      $76,174


-------------
*   Annualized.
**  Not annualized.

(1) Effective February 23, 1998, Wilmington Trust Company assumed the responsibility of Adviser to the Large Cap Growth Portfolio.

(2) The net investment loss per share was calculated using average shares outstanding method.
(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - WT Large Cap Growth Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.
(4) Effective November 1, 1999, Roxbury Capital Management, LLC, assumed the responsibility of Adviser to the Series.
(+) Effective November 1, 1999, the Rodney Square Large Cap Growth Portfolio
    ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30,

                                                           2001         2000           1999          1998        1997
                                                         -------------------------------------------------------------
WILMINGTON LARGE CAP CORE PORTFOLIO --
  INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD                   $  24.03     $  22.50         $  18.72    $  20.56    $ 16.58
                                                         --------     --------         --------    --------    -------
INVESTMENT OPERATIONS:
  Net investment income                                      0.08         0.10             0.12        0.16       0.13
  Net realized and unrealized gain (loss)
    on investments                                          (5.15)        1.83             4.14        4.52       4.09
                                                         --------     --------         --------    --------    -------
    Total from investment operations                        (5.07)        1.93             4.26        4.68       4.22
                                                         --------     --------         --------    --------    -------

DISTRIBUTIONS:
  From net investment income                                (0.04)       (0.12)           (0.14)      (0.16)     (0.15)

  From net realized gain                                    (0.75)       (0.28)           (0.34)      (6.36)     (0.09)
                                                         --------     --------         --------    --------    -------
    Total distributions                                     (0.79)       (0.40)           (0.48)      (6.52)     (0.24)
                                                         --------     --------         --------    --------    -------
NET ASSET VALUE -- END OF PERIOD                         $  18.17     $  24.03         $  22.50    $  18.72    $ 20.56
                                                         ========     ========         ========    ========    =======
TOTAL RETURN                                               (21.50)%       8.57%           23.25%      29.09%     25.67%

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations                            0.80%        0.80%            0.80%       0.80%      0.80%

    Excluding expense limitations                            0.98%        0.94%            0.91%       0.93%      0.94%

  Net investment income                                      0.39%        0.40%            0.65%       0.81%      0.80%

Portfolio turnover rate                                        72%          12%               5%         93%        26%

Net assets at end of period (000 omitted)                $108,061     $127,812         $139,228    $110,052    $88,763


----------
(1) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Core Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                                                                                                FOR THE PERIOD
                                                                                            FOR THE PERIOD      JUNE 29, 1998(1)
                                                                    FOR THE FISCAL YEARS    JANUARY 1, 1999        THROUGH
                                                                       ENDED JUNE 30,          THROUGH            DECEMBER 31,
                                                                    2001        2000+       JUNE 30, 1999+           1998+
                                                                    ----        -----       --------------           -----
WILMINGTON SMALL CAP CORE PORTFOLIO --
  INSTITUTIONAL SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD                            $  12.97   $    9.51       $     9.36          $    10.00
                                                                 --------   ---------       -----------         -----------

INVESTMENT OPERATIONS:
  Net investment income                                              0.16          --             0.02                0.02
  Net realized and unrealized gain (loss) on investments            (1.14)       3.50             0.13               (0.62)
                                                                 --------   ---------       ----------          ----------
    Total from investment operations                                (0.98)       3.50             0.15               (0.60)
                                                                 --------   ---------       ----------          ----------

DISTRIBUTIONS:
  From net investment income                                        (0.01)      (0.02)              --               (0.02)
  From net realized gain                                            (1.21)      (0.02)              --                  --
  In excess of net realized gain                                    (0.14)        --                --               (0.02)
                                                                 --------   ---------       ----------          ----------
    Total distributions                                             (1.36)      (0.04)              --               (0.04)
                                                                 --------   ---------       ----------          ----------
NET ASSET VALUE -- END OF PERIOD                                 $  10.63   $   12.97       $     9.51          $     9.36
                                                                 ========   =========       ==========          ==========
TOTAL RETURN                                                        (6.88)%     36.93%            1.60%**            (6.03)%**
                                                                 --------   ---------       ----------          ----------

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations                                    0.83%       0.80%            0.80%*              0.80%*
    Excluding expense limitations                                    0.90%       0.91%            0.90%*              0.95%*
    Net investment income                                            0.15%       0.02%            0.39%*              0.45%*
Portfolio turnover rate                                                53%         47%               7%                 10
Net assets at end of period (000 omitted)                        $136,236   $ 103,456       $   76,316          $   82,156


----------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) Effective November1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - WT Small Cap Core Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.
+ Effective November1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                                                                                FOR THE PERIOD
                                                                                            FOR THE PERIOD      JUNE 29, 1998(1)
                                                                    FOR THE FISCAL YEARS    JANUARY 1, 1999        THROUGH
                                                                       ENDED JUNE 30,           THROUGH          DECEMBER 31,
                                                                   2001      2000(3)+      JUNE 30, 1999+           1998+
                                                                   ----      --------      --------------       ---------------
WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO --
INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD                           $  12.48   $   10.03      $      9.82          $    10.00
                                                                 --------   ---------      -----------          ----------
INVESTMENT OPERATIONS:
  Net investment income(2)                                           0.05        0.08             0.06                0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                (3.19)       3.09             0.26               (0.09)
                                                                 --------   ---------      -----------          ----------

    Total from investment operations                                (3.14)       3.17             0.32               (0.07)
                                                                 --------   ---------      -----------          ----------

DISTRIBUTIONS:
  From net investment income                                        (0.06)      (0.06)              --                  --
  From net realized gain                                            (1.85)      (0.66)           (0.11)              (0.11)
                                                                 --------   ---------      -----------          ----------
    Total distributions                                             (1.91)      (0.72)           (0.11)              (0.11)
                                                                 --------   ---------      -----------          ----------
NET ASSET VALUE -- END OF PERIOD                                 $   7.43   $   12.48      $     10.03          $     9.82
                                                                 ========   =========      ===========          ==========
TOTAL RETURN                                                       (27.55)%     31.52%            3.29%**            (0.70)%**

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations                                    1.07%       1.00%            1.00%*              1.00%*
    Excluding expense limitations                                    1.29%       1.21%            1.19%*              1.10%*
  Net investment income                                              0.55%       0.66%            1.86%*              0.46%*
Portfolio turnover rate                                                86%         78%              33%                 28%
Net assets at end of period (000 omitted)                        $ 76,511   $  84,078      $    69,401          $   73,784


----------
*   Annualized.
**  Not annualized.
(1) Commencement of operations.
(2) The net investment income per share was calculated using the average share outstanding method.

(3) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -International Multi-Manager Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.

+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                                                                                FOR THE PERIOD
                                                                                            FOR THE PERIOD      JUNE 29, 1998(1)
                                                                  FOR THE FISCAL YEARS     JANUARY 1, 1999         THROUGH
                                                                       ENDED JUNE 30,           THROUGH           DECEMBER 31,
                                                                   2001       2000(3)+      JUNE 30, 1999+           1998+
                                                                 --------   ----------      ---------------      --------------

WILMINGTON LARGE CAP VALUE PORTFOLIO --
  INSTITUTIONAL SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD                            $  10.25   $    9.82      $      9.30          $    10.00
                                                                 --------   ---------      -----------          ----------

INVESTMENT OPERATIONS:
  Net investment income                                              0.09        0.13             0.10                0.10
  Net realized and unrealized gain (loss) on investments             0.86        0.50             0.42               (0.58)
                                                                 --------   ---------      -----------          ----------
    Total from investment operations                                 0.95        0.63             0.52               (0.48)
                                                                 --------   ---------      -----------          ----------

DISTRIBUTIONS:
  From net investment income                                        (0.07)      (0.20)              --               (0.10)
  In excess of net realized gain                                       --          --               --               (0.12)
                                                                 --------   ---------      -----------          ----------
    Total distributions                                             (0.07)      (0.20)              --               (0.22)
                                                                 --------   ---------      -----------          ----------

NET ASSET VALUE-- END OF PERIOD                                  $  11.13   $   10.25      $      9.82          $     9.30
                                                                 ========   =========      ===========          ==========

TOTAL RETURN                                                         9.33%       6.61%            5.59%**            (4.79)%**

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations                                    0.77%       0.75%            0.75%*              0.75%*
    Excluding expense limitations                                    0.91%       0.97%            0.84%*              0.88%*
  Net investment income                                              0.96%       1.06%            1.92%*              2.07%*
Portfolio turnover rate                                               109%        136%              25%                 37%
Net assets at end of period (000 omitted)                        $ 82,312   $  64,272      $    79,060          $   93,780

----------
*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2) Effective November1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Value Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3) Effective November1, 1999, Cramer Rosenthal McGlynn, LLC, assumed the responsibility of Adviser to the Large Cap Value Series.
+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for periods prior to November1, 1999 reflect the performance history of the Rodney Square Portfolio.

                              MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

        PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

          The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


INVESTMENT ADVISERS


      Rodney Square Management Corporation ("RSMC"), the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMG, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, RSMC generally allocates the Series' assets equally among the sub advisers and then oversees their investment activities. RSMC provides asset management services to collective investment funds maintained by Wilmington Trust Company and its subsidiaries. In the past, RSMC has provided asset management services to individuals, personal trust, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.

      Under an advisory agreement dated May 9, 2001, the Large Cap Core Series pays a monthly fee to RSMC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays RSMC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. The International Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.65% of the Series' average daily net assets. For the period May 9 through June 30, 2001, RSMC received the following fees (after waivers), as a percentage of each Series' average daily net assets:

    Large Cap Core Series                       0.12%
    Small Cap Core Series                       0.24%
    International Multi-Manager Series          0.10%

      Prior to May 9, 2001, Wilmington Trust Company an affiliate of RSMC, served as investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series. For the period July, 1, 2000 to May 9, 2001, Wilmington Trust received the following fees (after waivers) as a percentage of each Series' average daily net assets:



    Large Cap Core Series                       0.40%
    Small Cap Core Series                       0.29%
    International Multi-Manager Series          0.33%



     Cramer Rosenthal McGlynn ("CRM") LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Seriesand the Small Cap Value Series. CRM and its predecessors have managed equity investments including a mutual fund, for more than twenty-five years. As of September 30, 2001, CRM has over $3.59 billion of assets under management.

     Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of its first 1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value and the Small Cap Value Series each pay CRM a monthly advisory fee of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 2001, CRM received advisory fees (after fee waivers) of 0.43% for the Large Cap Value Series, 0.51% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2001, had assets under management of approximately $7.3 billion.

     Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 2001 Roxbury, received advisory fees (after fee waivers) of 0.52% of the WT Large Cap Growth Series' average daily net assets.


PORTFOLIO MANAGERS

     E. MATTHEW BROWN, Vice President of RSMC is responsible for the management process of the Large Cap Core and Small Cap Core Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.


     RAFAEL E. TAMARGO, Vice President, of RSMC, is responsible for the day-to-day management of the Large Cap Core Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr.Tamargo was employed by U.S. Trust as an Equities Analyst.

     THOMAS P. NEALE, CFA, Vice President, of RSMC, is responsible for the management of the Small Cap Core Series. Mr. Neale has been affiliated with RSMC and its affiliates since 1986. Mr. Neale specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

     ROBERT J. CHRISTIAN, Director and President of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-Manager Series. Mr. Christian has been a Director of RSMC since February 1996. From 1994 to 1996, he was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. He was also the Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

     The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Series; Scott L. Scher and Christopher Fox are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:


     RONALD H. MCGLYNN has been the President and Chief Executive Officer since 1983 and is Co-Chief Investment Officer of CRM. He has been with CRM for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with CRM, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

     JAY B. ABRAMSON, CPA has been Executive Vice President since 1989 and is the Director of Research and a Co-Chief Investment Officer of CRM. He has been with CRM for twelve years and is responsible for investment research and portfolio management. Mr.Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

     MICHAEL A. PROBER has been a Vice President of CRM since 1993 where he is responsible for investment research. Prior to joining CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

     SCOTT L. SCHER, CFA has been a Vice President of CRM since 1995 where he is responsible for investment research. Prior to joining CRM in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, an M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

     KEVIN M. CHIN is a Vice President at CRM. Mr. Chin joined CRM in 1989. He is responsible for investment research. Formerly, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitraguer with The First Boston Corporation. He received a BS from Columbia University School of Engineering and Applied Science.


     JAMES P. STOEFFEL joined Cramer Rosenthal McGlynn, LLC as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Jim was the Director of Research at Palisade Capital Management. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney, a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and an auditor. Jim earned a BA from Washington & Lee University and a MBA from New York University's Stern School of Business.

     CARL D. BROWN joined Cramer Rosenthal McGlynn, LLC in April 1999 and is a Research Associate. Prior to joining CRM, Carl was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a BA from the University of Pennsylvania in 1994 and an MBA from New York University's Stern School of Business in 1996.

     ADAM M. SCOTCH, CFA joined Cramer Rosenthal McGlynn, LLC in July 1998 as a Research Associate. Prior to joining CRM, Adam was an Analyst in the Mergers & Acquisitions Group of the Investment Banking Department at Prudential Securities Incorporated from July 1996 to July 1998. He earned a BA from Columbia University in 1996. Adam is a Chartered Financial Analyst.

     TODD R. DENKER, CFA joined Cramer Rosenthal McGlynn, LLC as a Research Analyst in January 2001. Prior to joining the firm, he was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a BS from the State University of New York at Albany in 1993, an MBA from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

     BRENDAN J. HARTMAN joined Cramer Rosenthal McGlynn, LLC in March 2001 as a Research Analyst. Prior to joining CRM, Brendan was a Research Analyst at DLJ from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. He earned a BA from Lehigh University in 1990 and a MBA from New York University's Stern School of Business in 1996.

     ADAM L. STARR is a Principal at Cramer Rosenthal McGlynn, LLC. Adam joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Adam received a BA from Clark University and an MBA from Columbia University.

     TERRY LALLY, CFA joined Cramer Rosenthal McGlynn, LLC in 2000 and is a Vice President. He is responsible for investment research. Prior to joining CRM, Terry spent nine years working at The Prudential in US small cap and emerging market equity analysis, corporate finance, and equity trading. Terry earned a BBA from the University of Notre Dame in 1989, an MBA from Harvard University in 1995, and is a Chartered Financial Analyst.


     The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.


SUB-ADVISERS

     The International Multi-Manager Series has three sub-advisers, Clemente Capital Inc., Invista Capital Management, LLC. and Zurich Scudder Investments, Inc. Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. As of September 30, 2001, Clemente has $__ million of assets under management. Leopoldo M. Clemente, President and Chief Investment Officer serves as portfolio manager for the portion of the International Multi-Manager Series ' assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years.

     Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. As of September 30, 2001, Invista has $___ billion under its management, of which approximately $___ billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Multi-Manager Series under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

     Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. As of September 30, 2001, Zurich Scudder has $20.2 billion of assets under its management, with approximately $3.7 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene T. Cheng serves as the lead portfolio manager for the portion of the International Multi-Manager Series' assets under Zurich Scudder's management. Ms. Cheng has been in the asset management business for over nine years and joined Zurich Scudder as a portfolio manager in 1993.

SERVICE PROVIDERS

     The chart below provides information on the Porfolio's service providers.

Asset                                  Shareholder
Management                             Services

          ADVISER                                  TRANSFER AGENT

   RODNEY SQUARE MANAGEMENT CORP.                     PFPC INC.
      RODNEY SQUARE NORTH                      400 BELLEVUE PARKWAY
      1100 NORTH MARKET STREET                    WILMINGTON, DE 19809
      WILMINGTON, DE 19890-0001

   CRAMER ROSENTHAL McGLYNN, LLC
      707 WESTCHESTER AVENUE
      WHITE PLAINS, NY 10640

   ROXBURY CAPITAL MANAGEMENT, LLC
     100 WILSHIRE BLVD., SUITE 600
        SANTA MONICA, CA 90401

     Manages each Portfolio's            Handles shareholder services, including
      investment activities.           recordkeeping and statements, payment of
                                           distribution and processing of buy
                                                   and sell requests.


                                WT MUTUAL FUND

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON SMALL CAP CORE PORTFOLIO
                            WILMINGTON INTERNATIONAL
                            MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                      WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO


Fund                                    Asset
Operations                              Safe Keeping


         ADMINISTRATOR AND                        CUSTODIAN
         ACCOUNTING AGENT
                                            WILMINGTON TRUST COMPANY
             PFPC INC.                      1100 NORTH MARKET STREET
       400 BELLEVUE PARKWAY                   WILMINGTON, DE 19890
       WILMINGTON, DE 19809

  Provides facilities, equipment and      Holds each Fund's assets, settle all
 personnel to carry out administrative  portfolio trades and collect most of the
   services related to each Fund and     valuation data required for calculating
     calculates each Fund's NAV and            each Fund's NAV per share.
             distributions.


                        Distribution

                                  DISTRIBUTOR

                            PFPC DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                        Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

      The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

        PLAIN TALK

                      WHAT IS THE NET ASSET VALUE OR "NAV"?
                 NAV = Assets - Liabilities / Outstanding Shares


     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.


     Shares will not be priced on those days the Portfolios' are closed. As of the date of this prospectus, those days are:

New Year' s Day                         Memorial Day            Veterans Day
Martin Luther King, Jr. Day             Independence Day        Thanksgiving Day
President' s Day                        Labor Day               Christmas Day
Good Friday                             Columbus Day

PURCHASE OF SHARES

        PLAIN TALK


                             HOW TO PURCHASE SHARES:

          - Directly by mail or by wire


          - As a client of Wilmington Trust Company through a trust account or a corporate cash management account


          - As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is rea-sonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        Regular Mail:                          Overnight Mail:
        ------------                           ---------------

        Wilmington Equity Portfolios           Wilmington Equity Portfolios
        c/o PFPC Inc.                          c/o PFPC Inc.
        P.O. Box 8951                          400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899                   Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

        PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

          - By mail
          - By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 4:00 p.m. Eastern time or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Wilmington Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee will only apply to shares you purchase on or after November 1, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

        Regular Mail:                         Overnight Mail:
        -------------                         ---------------

        Wilmington Equity Portfolios          Wilmington Equity Portfolios
        c/o PFPC Inc.                         c/o PFPC Inc.
        P.O. Box 8951                         400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899                  Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     The Large Cap Value, Mid Cap Value and Small Cap Value and Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

     For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

        PLAIN TALK


                         WHAT IS AN EXCHANGE OF SHARES?

          An exchange of shares allows you to move your money from one fund to another fund within the family of funds.


     You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following Portfolios:

     Wilmington Premier Money Market Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Intermediate Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Mid Cap Value Portfolio

     Wilmington Small Cap Value Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain copies of prospectuses, or to place exchange orders, contact the Transfer Agent at (800) 336-9970, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

        PLAIN TALK


                         WHAT IS NET INVESTMENT INCOME?

          Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.


     Distributions from the net investment income of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you have elected to receive the distributions in cash.

TAXES

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolios' distributions of net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth, Small Cap Core and International Multi-Manager Portfolios anticipates the distribution of net capital gain. Each of the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios anticipates the distribution of net investment income.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS


     PFPC Distributors, Inc. manages the Portfolios'distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


MASTER/FEEDER STRUCTURE


     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including Portfolios, will pay its proportionate share of the master fund's expenses.


     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASS


     The Portfolios issue Investor and Institutional Shares. The Institutional Shares are offered to retirement plans and other institutional investors. The Investor Shares pay an additional 12b-1 fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS,THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Roommay be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT,MAKING CHANGES TO EXISTING ACCOUNTS,PURCHASING,EXCHANGING OR REDEEMING SHARES,OR OTHER INVESTOR SERVICES,PLEASE CALL 1-(800)-336-9970.

 The investment company registration number for the WT Mutual Fund is 811-08648.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES

                        PROSPECTUS DATED NOVEMBER 1, 2001

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these mutual funds:

-    are not bank deposits

- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

-    are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

-    are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,            PORTFOLIO DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL               Summary                                           3
HISTORY OF EACH PORTFOLIO.                  Performance Information                           5
                                            Fees and Expenses                                12
                                            Investment Objectives                            14
                                            Primary Investment Strategies                    15
                                            Additional Risk Information                      22
                                            Financial Highlights                             24

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                                  Investment Advisers                              25
                                            Portfolio Managers                               26
                                            Service Providers                                30

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares                                31
CLOSING AN ACCOUNT IN ANY OF                Purchase of Shares                               31
THE PORTFOLIOS.                             Redemption of Shares                             33
                                            Exchange of Shares                               34
                                            Distributions                                    35
                                            Taxes                                            36

DETAILS ON DISTRIBUTION                     DISTRIBUTION ARRANGEMENTS
PLANS AND THE PORTFOLIOS'                   Rule 12b-1 Fees                                  37
MASTER/FEEDER FUND                          Master/Feeder Structure                          37
ARRANGEMENT.                                Share Class                                      37

                                            FOR MORE INFORMATION                     back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                    THEY WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

SUMMARY

Investment Objective        -      The WILMINGTON LARGE CAP GROWTH PORTFOLIO and
                                   the WILMINGTON SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital.

                            - The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE Portfolio, the WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation.

                            - The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation.

Investment Focus            -      Equity (or related) securities

Share Price Volatility      -      Moderate to high

Principal Investment        -      Each Portfolio operates as a "feeder fund"
Strategy                           which means that the Portfolio does not buy
                                   individual securities directly. Instead, it invests in a "master fund," which in turn purchases investment securities. The
                                   Portfolios invest all of their assets in master funds which are separate series of WT
                                   Investment Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.

                            - The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests in the WT Large Cap Growth Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $2 billion or more, which have above average earnings potential compared to the securities market as a whole. The Series' adviser purchases stock it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate. The adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, or when a stock under performs the market or its peer group.

                            - The WILMINGTON LARGE CAP CORE PORTFOLIO invests in the Large Cap Core Series, which invests at least 80% of its total assets, under normal conditions, primarily in a diversified portfolio of U.S. equity (or related) securities or medium and large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                            - The WILMINGTON SMALL CAP CORE PORTFOLIO invests in the Small Cap Core Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which, at the time of purchase, is less than that of the largest stock in the Russell 2000 Index. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.

                            - The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests in the International Multi-Manager Series, which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Series' adviser allocates the Series' assets among three sub-advisers. The sub-advisers select stocks to be purchased or sold by the series based upon fundamental research, country and trend analysis and whether the stocks are undervalued or have above average growth potential.

                            - The WILMINGTON LARGE CAP VALUE PORTFOLIO invests in the Large Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability and invests in stocks which are ignored by financial analysts.

                            - The WILMINGTON MID CAP VALUE PORTFOLIO invests in the Mid Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability.

                            - The WILMINGTON SMALL CAP VALUE PORTFOLIO invests in the Small Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability.

Principal Risks             The Portfolios are subject to the following risks
                            summarized below which are further described under "Additional Risk Information."

                            - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

                            - It is possible to lose money by investing in a Portfolio.

                            - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                            - Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                            - Investments in a foreign (i.e., non-U.S.) market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                            - The International Multi-Manager Series is not authorized to depart from their primary investment policies and temporarily pursue a defensive investment policy, even during periods of declining markets. Consequently, they are subject to a greater risk of capital loss if adverse market conditions arise and persist in the future than funds which are permitted to adopt a defensive position.

                            - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                            - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                            - The performance of a Portfolio will depend on whether or not the adviser or sub-adviser is successful in pursuing an investment strategy.

                            - The Portfolios are also subject to other risks which are described under "Additional Risk Information."

Investor Profile            -      Investors who want the value of their
                                   investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

Prior to May 9, 2001, the Wilmington Large Cap Core, Small Cap Core and International Multi-Manager Portfolios were managed by Wilmington Trust Company ("WTC"), an affiliate of Rodney Square Management Corporation ("RSMC"). On May 9, 2001, WTC's advisory operations were reorganized and investment advisory personnel responsible for the management of the Portfolios were transferred to RSMC or became dual employees of RSMC and WTC. While the investment adviser entity may have changed, the personnel responsible for the daily management of these Portfolios remained the same.


As of the date of this prospectus the Investor Shares have not commenced operations. The performance information reflects the performance of the Institutional Shares of the respective Portfolios.

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO

Since the Investor Shares have not commenced operations and do not have a full calendar year of performance, the following bar chart and table reflects the performance of the Institutional Shares of the Portfolio as an illustration of the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio's investments are made primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, the past performance does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[CHART]

1991       1992     1993       1994      1995      1996      1997       1998      1999     2000
41.54%     5.95%    14.57%     -0.23%    28.43%    24.25%    27.50%     23.58%    48.10%   -21.09%

                                PERFORMANCE YEARS

        Calendar Year-to-Date Total Return as of September 30, 2001: -40.79%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


               BEST QUARTER                 WORST QUARTER
                  41.39%                       -17.87%
            (December 31, 1999)          (December 31, 2000)

PLAIN TALK

                                WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/00                          1 YEAR               5 YEARS              10 YEARS
-------------------------------------                          ------               -------              --------
Large Cap Growth Portfolio                                     -21.09%              18.00%                17.55%
Russell 1000 Growth Index*                                     -22.43%              18.14%                17.33%

* The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 companies in the U.S., as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either a growth or value index. The remaining stocks are placed in both indices with a weight proportioned to their growth or value characteristics.

PLAIN TALK

                              WHAT IS TOTAL RETURN?

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                       WILMINGTON LARGE CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


[CHART]

1996      1997      1998      1999      2000
16.56%    25.13%    29.66%    22.41%    -11.47%

                                PERFORMANCE YEARS

      Calendar Year-to-Date Total Return as of September 30, 2001: -24.49%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                  BEST QUARTER                WORST QUARTER
                    21.62%                       -9.63%
              (December 31, 1998)          (December 31, 2000)


INSTITUTIONAL SHARES                                                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00                  1 YEAR             5 YEARS            (JANUARY 5, 1995)
-------------------------------------                  ------             -------            -----------------
Large Cap Core Portfolio                              -11.47%             15.62%                   17.40%
S&P 500 Index*                                         -9.10%             18.33%                   21.14%

* The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard and Poor's Composite Index of 500 Stocks.

                       WILMINGTON SMALL CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the Small Cap Stock Fund, a collective investment fund. Since the Investors Shares has not been in operation for a full calendar year, the following information reflects the performance of the Institutional Shares of the Portfolio. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


[CHART]

1998      1999       2000
-2.32%    21.86%     2.31%

                                PERFORMANCE YEARS

       Calendar Year-to-Date Total Return as of September 30, 2001: -18.96%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                  BEST QUARTER               WORST QUARTER
                     22.89%                     -17.92%
                (March 31, 2000)          (September 30, 1998)


INSTITUTIONAL SHARES                                                             SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00                          1 YEAR            (APRIL 1, 1997)
-------------------------------------                          ------            ---------------
Small Cap Core Portfolio                                        2.31%                14.29%
Russell 2000 Index*                                            -3.03%                10.99%

* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the International Stock Fund, a collective investment fund. Since the Investor Shares has not been in operation for a full calendar year, the following information reflects the performance of the Institutional Shares of the Portfolio. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the past performance does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[CHART]

1991      1992      1993       1994       1995      1996      1997      1998      1999     2000
14.63%    -0.19%    42.64%     -1.36%     7.30%     8.60%     3.43%     13.48%    41.72%   -15.60%

                                PERFORMANCE YEARS

    Calendar Year-to-Date Total Return as of September 30, 2001: -30.68%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                BEST QUARTER                 WORST QUARTER
                  30.08%                       -15.15%
            (December 31, 1999)          (September 30, 1998)


INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/00                          1 YEAR               5 YEARS              10 YEARS
-------------------------------------                          ------               -------              --------
International Multi-Manager Portfolio                          -15.60%               8.80%                10.17%
MSCI EAFE Index*                                               -14.17%               7.13%                 8.25%

* The MSCI EAFE Index (or the Morgan Stanley Capital International Europe, Australasia and Far East Index) is an unmanaged index comprised of stocks of approximately 1,100 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolios, and for its predecessor, the Value Stock Fund, a collective investment Fund. Since the Investor Shares has not been in operation for a full calendar year, the following information reflects the performance of the Institutional Shares of the Portfolio. The Value Stock Fund's performance included for periods prior to June 29, 1998 has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


                  ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


[CHART]

1992      1993      1994      1995       1996      1997      1998       1999      2000
13.49%    13.75%    -1.64%    34.38%     21.86%    24.55%    -2.75%     3.02%     19.15%

                                PERFORMANCE YEARS

       Calendar Year-to-Date Total Return as of September 30, 2001: -16.26%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                      BEST QUARTER                WORST QUARTER
                         13.48%                      -12.53%
                    (June 30, 1997)            (September 30, 1999)


INSTITUTIONAL SHARES                                                                                  SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00                          1 YEAR               5 YEARS         (DECEMBER 1, 1991)
-------------------------------------                          ------               -------         ------------------
Large Cap Value Portfolio                                      19.15%               12.62%                14.28%
Russell 1000 Value Index*                                       7.01%               16.91%                17.47%


* The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization.

                       WILMINGTON MID CAP VALUE PORTFOLIO

The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The Portfolio has not commenced operations as of the date of this prospectus. The performance information below reflects the performance of the Investor Shares of the CRM Mid Cap Value Fund, which invests in the same manner series as the Portfolio and has identical investment objectives and policies as the Portfolio. The CRM Mid Cap Value Fund and the Wilmington Mid Cap Value Fund are both managed by the same investments adviser. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


[CHART]

1999     2000
4.57%    55.55%

                                PERFORMANCE YEARS

        Calendar Year-to-Date Total Return as of September 30, 2001: -4.61%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S MASTER SERIES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12b-1 DISTRIBUTION FEES, IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS

                 BEST QUARTER                 WORST QUARTER
                    18.84%                       -16.35%
              (December 31, 1999)          (September 30, 1999)


AVERAGE ANNUAL RETURNS AS OF 12/31/00                          1 YEAR           (JANUARY 6, 1998)
-------------------------------------                          ------           -----------------
Mid Cap Value Series                                           55.55%                20.27%
Russell Mid Cap Value Index*                                    8.25%                13.23%


* The Russell Mid Cap Value Index is an unmanaged index that measures the performance of those Mid Cap companies within the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.


                      WILMINGTON SMALL CAP VALUE PORTFOLIO

The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The Portfolio has not commenced operations as of the date of this prospectus. The performance information below reflects the performance of the Investor Shares of the CRM Small Cap Value Fund, which invests in the same manner series as the Portfolio and has identical investment objectives and policies as the Portfolio. The CRM Small Cap Value Fund and the Wilmington Small Cap Value Fund are both managed by the same investment adviser. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


[CHART]

1996       1997      1998      1999      2000
38.95%    21.73%   -12.21%    11.45%     18.04%

                                PERFORMANCE YEARS

       Calendar Year-to-Date Total Return as of September 30, 2001: -4.69%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S MASTER SERIES SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


              BEST QUARTER                 WORST QUARTER
                17.64%                       -22.80%
            (June 30, 1999)            (September 30, 1998)


                                                                                 SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00                          1 YEAR           (OCTOBER 1, 1995)
-------------------------------------                          ------           -----------------
Small Cap Value Series                                         18.04%                15.03%
Russell 2000 Value Index*                                      22.83%                12.57%

* The Russell 2000 Value Index is a market weighted index composed of companies within the Russell 2000 Index that have a lower-to-book ratio and lower forecasted growth values, with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

PLAIN TALK

                             WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                              INVESTOR SHARES
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)                         None
Maximum deferred sales charge                                                                                None
Maximum sales charge imposed on reinvested dividends (and other distributions) None Redemption fee(a)        1.00%


(a) Investor Shares are subject to a 1.00% redemption fee if redeemed within the first 60 days after purchase. See "Redemption of Shares" for additional information.


INVESTOR SHARES
ANNUAL FUND OPERATING                                                                                INTERNATIONAL
EXPENSES (EXPENSES THAT ARE              LARGE CAP GROWTH     LARGE CAP CORE      SMALL CAP CORE     MULTI-MANAGER
DEDUCTED FROM PORTFOLIO ASSETS)(1)           PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------          ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%              0.25%
Other expenses                                 0.24%               0.28%              0.30%              0.64%
TOTAL ANNUAL OPERATING EXPENSES(2)             1.04%               1.23%              1.15%              1.54%
Waivers/reimbursements                                             0.18%
NET EXPENSES                                                       1.05%


ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               LARGE CAP VALUE      MID CAP VALUE     SMALL CAP VALUE
DEDUCTED FROM PORTFOLIO ASSETS)(1)           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%
Other expenses                                 0.36%               0.88%              0.48%
TOTAL ANNUAL OPERATING EXPENSES(2)             1.16%               1.88%              1.28%
Waivers/reimbursements                         0.14%               0.38%               N/A
NET EXPENSES                                   1.02%               1.50%               N/A

-------------------------

(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

(2) For Investor Shares of the Large Cap Core Portfolio, the investment adviser has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Investor Shares exceed 1.05%. This waiver will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment advisers had agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.05% of average daily net assets for the Small Cap Core Portfolio, 1.25% of average daily net assets for the International Multi-Manager Portfolio, Mid Cap Value Portfolio, and Small Cap Value Portfolio, and 1.00% of average daily net assets for Large Cap Value Portfolio and Large Cap Growth Portfolio. The termination of these expense limitations was approved by the Board of Trustees, effective April 2, 2001.

EXAMPLE

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-      you reinvested all dividends and other distributions;

-      the average annual return was 5%;

- the Portfolio's (without regard to expense waivers or reimbursements) total operating expenses are charged and remain the same over the time periods; and

-      you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                    1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------                                    ------           -------           -------          --------
Large Cap Growth Portfolio                          $106              $331             $574             $1,271
Large Cap Core Portfolio                            $125              $390             $676             $1,489
Small Cap Core Portfolio                            $117              $365             $633             $1,398
International Multi-Manager Portfolio               $157              $486             $839             $1,835
Large Cap Value Portfolio                           $118              $368             $638             $1,409
Mid Cap Value Portfolio                             $191              $591            $1,016            $2,201
Small Cap Value Portfolio                           $130              $406             $702             $1,545

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES

The LARGE CAP GROWTH PORTFOLIO and the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The LARGE CAP CORE PORTFOLIO, , the LARGE CAP VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising a Portfolio's comparative index as listed below.


PORTFOLIO                                   COMPARATIVE INDEX
-------------------------------             -------------------------
Large Cap Growth                            Russell 1000 Growth
Large Cap Core                              S&P 500
Small Cap Core                              Russell 2000
International Multi-Manager                 MSCI EAFE
Large Cap Value                             Russell 1000 Value
Mid Cap Value                               Russell MidCap Value
Small Cap Value                             Russell 2000 Value

For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies."

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK

                             WHAT ARE GROWTH FUNDS?

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization of $2 billion or higher at the time of purchase;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

- options on indexes of the common stock of U.S. corporations described above; and

- contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in the Series. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or

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under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Series combines three distinct components, each of which is intended to enhance returns and add balance.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 80%, of the Series' total assets may be invested in Large Cap Growth Stocks which have the following characteristics:

-      Mature, predictable businesses

-      Capital appreciation and income

-      Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets may be invested in Medium Cap Growth Stocks which have the following characteristics:

-      Superior long-term potential

-      Strong niche or franchise

-      Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets may be invested in Special Situation Growth opportunities which tend to have the following characteristics:

-      Stable return, independent of the market

-      Unusually favorable risk/reward characteristics

-      Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective.

The WILMINGTON LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

- receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and

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-      cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

As a temporary defensive investment policy, the Large Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

PLAIN TALK

                            WHAT ARE SMALL CAP FUNDS?

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

The WILMINGTON SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

- options on indexes of the common stock of U.S. corporations described above; and

- contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index. To achieve the Series' objective of long-term growth of capital, the Series' adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term

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growth potential or that seem undervalued. After analyzing those companies, the adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects was too optimistic.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index. The Russell 3000 Index is comprised of 3000 largest stocks in the U.S. as measured by market capitalization.

PLAIN TALK

                          WHAT ARE INTERNATIONAL FUNDS?

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series, which, at all times, invests at least 85% of its total assets in the following equity (or related) securities:

-      common stocks of foreign issuers;

- preferred stocks and/or debt securities that are convertible securities of such foreign issuers; and

- open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of issuers which (1) are organized under the laws of a non-U.S. country or (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in a non-U.S. country or has at least 50% of its assets situated in a non-U.S. country. The Series may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. Three sub-advisers, Clemente Capital, Inc., Invista Capital Management Inc., and Zurich Scudder's Investments, Inc., manage the assets of the Series. The adviser, in its discretion, allocates the Series' assets among each sub-adviser and then allows each sub-adviser to use its own investment approach and strategy to achieve the Series' objective.

Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global environment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the Series. Series holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Series holdings are sold when the relative attractiveness of a security is not as great as additions proposed by a member of the investment team.

Zurich Scudder's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Series holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.


The Series' multiple sub-adviser arrangement reduces volatility by utilizing multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

PLAIN TALK

                              WHAT ARE VALUE FUNDS?

Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

THE VALUE PORTFOLIOS: Through their investment in a corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

       The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

       The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

-      Financial models based principally upon projected cash flows

- The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

-      The extent of management's ownership interest in the company

- The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

       The adviser also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

       The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

       By reviewing historical relationships and understanding the characteristics of a business, the adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

       An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The WILMINGTON LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;

- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

- options on indexes of the common stock of U.S. corporations described above; and

- contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The WILMINGTON MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;

- securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

-      warrants.

The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a "NRSRO", in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified portfolio of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The WILMINGTON SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

- common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;

- securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

-      warrants.

The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, Series turnover rate is expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

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

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)

- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core Portfolio)

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

- VALUE INVESTING RISK: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap Core Portfolios)

FINANCIAL HIGHLIGHTS

The Investor Shares have not commenced operations as of the date of this Prospectus.

MANAGEMENT OF THE FUND

The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

INVESTMENT ADVISER

Rodney Square Management Corporation, the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, RSMC allocates the Series' assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Series, RSMC provides asset management services to collective investment funds maintained Wilmington Trust Company and its subsidiaries. In the past, RSMC has provided asset management services to individuals, personal trust, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.


Under an advisory agreement, the Large Cap Core Series pays a monthly fee to RSMC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays RSMC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. The International Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.65% of the Series' average daily net assets. For the period May 9, 2001 to June 30, 2001, RSMC received the following fees (after waivers), as a percentage of each Series' average daily net assets:


Large Cap Core Series                       0.12%
Small Cap Core Series                       0.24%
International Multi-Manager Series          0.10%

Prior to May 9, 2001, Wilmington Trust Company ("WTC") served as investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series. For the period July 1, 2000 to May 9, 2001, WTC received the following fees (after waivers) as a percentage of each Series' average daily net assets.

Large Cap Core Series                       0.40%
Small Cap Core Series                       0.29%
International Multi-Manager Series          0.33%

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the supervision of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed investments in small and medium capitalization companies for more than twenty-five years. As of September 30, 2001, CRM has over $__ billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of its first 1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay CRM a monthly advisory fee of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.55% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 2001, CRM received advisory fees of 0.43% for the Large Cap Value Series, 0.51% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of the Series' average daily net assets.


Roxbury Capital Management, Inc., 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2001, had assets under management of approximately $7.3 billion.


Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets. For the period of June 30, 2001, Roxbury received advisory fees (after waivers) of 0.52% of the WT Large Cap Growth Series average daily net assets.

PORTFOLIO MANAGERS

E. MATTHEW BROWN, Vice President, leads a "growth" team and is responsible for the day-to-day management of the Large Cap Core and Small Cap Core Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

RAFAEL E. TAMARGO, Vice President, Director of Equity Research, is responsible for the day-to-day management of the Large Cap Core Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996 as an equities analyst. Prior to 1996, Mr. Tamargo was employed by U.S. Trust and Equities Analyst.

THOMAS P. NEALE, CFA, Vice President, Equity Research Division of WTC, is responsible for the management of the Small Cap Core Series. Mr. Neale has been affiliated with RSMC and its affiliates since 1986. Mr. Neale specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

ROBERT J. CHRISTIAN, Chief Investment Officer of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-Manager Series. Mr. Christian has been affiliated with RSMC and its affiliates since February 1996 and has been a Director of RGMC since February 1996. From 1994 to 1996, he was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. He was also the Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Series; Scott L. Scher and Christopher Fox are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN has been the President and Chief Executive Officer since 1983 and is Co-Chief Investment Officer of CRM. He has been with CRM for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with CRM, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and a M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA has been Executive Vice President since 1989 and Director of Research and a Co-Chief Investment Officer of CRM. He has been with CRM for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER has been a Vice President of CRM since 1993 where he is responsible for investment research. Prior to joining CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital

Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA has been a Vice President of CRM since 1995 where he is responsible for investment research. Prior to joining CRM in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, a M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined CRM in 1989. He is responsible for investment research. Formerly, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitraguer with The First Boston Corporation. He received a BS from Columbia University School of Engineering and Applied Science.

CHRISTOPHER S. FOX, CFA joined CRM in 1999 as a Vice President and has over fifteen years experience in the Investment business. In 1995 Mr. Fox co-founded Schaenen Fox Capital Management, LLC, a hedged fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analyst. Mr. Fox earned a BA in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

TERRY LALLY, CFA Vice President of CRM. Mr. Lally joined CRM in 2000 and is responsible for investment research. Prior to joining CRM, Mr. Lally spent nine years working at Prudential Investments in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a BBA from the University of Notre Dame and an MBA from Harvard University. He is also a chartered financial analyst.

ADAM L. STARR joined CRM in 1999 as a Vice President and is responsible for investment research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Mr. Starr earned an MBA from Columbia University.

The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SUB-ADVISORS

The International Multi-Manager Series has three sub-advisers, Clemente Capital Inc., Invista Capital Management, Inc. and Scudder Kemper Investments, Inc. Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. As of September 30, 2001, Clemente managed in excess of $___ million in assets. Leopoldo M. Clemente, President and Chief Investment Officer serves as portfolio manager for the portion of the International Multi-Manager Series' assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years.

Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. As of September 30, 2001, Invista managed in excess of $20.2 billion in assets, of which approximately $3.7 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Multi-Manager Series under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993.
Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.


Zurich Scudder Investments, Inc. located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. As of September 30, 2001, Zurich Scudder managed in excess of $___ billion in assets, with approximately $__ billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene T. Cheng serves as the lead portfolio manager for the portion of the International Multi-Manager Series' assets under Zurich Scudder's management. Ms. Cheng has been in the asset management business for over nine years and joined Zurich Scudder as a portfolio manager in 1993.

SERVICE PROVIDERS

The chart below provides information on the Portfolios' primary service providers.

Asset                                                                               Shareholder
Management                                                                          Services
-----------------------------------                                                 ---------------------------------------
            ADVISERS                                                                             TRANSFER AGENT

  RODNEY SQUARE MANAGEMENT CORP.                                                                    PFPC INC.
       RODNEY SQUARE NORTH                                                                   400 BELLEVUE PARKWAY
     1100 NORTH MARKET STREET                                                                WILMINGTON, DE 19809
    WILMINGTON, DE 19890-0001
                                                                                    Handles shareholder services, including
  CRAMER ROSENTHAL MCGLYNN LLC                                                       recordkeeping and statements, payment
     707 WESTCHESTER AVENUE                                                         of distributions and processing of buy
     WHITE PLAINS, NY 10640                                                                  and sell requests

 ROXBURY CAPITAL MANAGEMENT, LLC
  100 WILSHIRE BLVD., SUITE 600
     SANTA MONICA, CA 90401

Manages each Portfolio's investment                                                 ---------------------------------------
           activities
-----------------------------------

                                        ------------------------------------------------

                                                         WT MUTUAL FUND
                                              WILMINGTON LARGE CAP GROWTH PORTFOLIO
                                               WILMINGTON LARGE CAP CORE PORTFOLIO
                                               WILMINGTON SMALL CAP CORE PORTFOLIO
                                        WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                                              WILMINGTON LARGE CAP VALUE PORTFOLIO
                                               WILMINGTON MID CAP VALUE PORTFOLIO
                                              WILMINGTON SMALL CAP VALUE PORTFOLIO



                                        ------------------------------------------------

Fund                                                                                Asset
Operations                                                                          Safe Keeping
--------------------------------------                                              -------------------------------------------
          ADMINISTRATOR AND                                                                         CUSTODIAN
          ACCOUNTING AGENT
                                                                                            WILMINGTON TRUST COMPANY
                                                                                            1100 NORTH MARKET STREET
              PFPC INC.                                                                       WILMINGTON, DE 19890
        400 BELLEVUE PARKWAY
         WILMINGTON, DE 19809                                                       Holds each Portfolio's assets, settles all
                                                                                      portfolio trades and collects most of
                                                                                    the valuation data required for calculating
  Provides facilities, equipment and                                                      each Portfolio's NAV per share.
personnel to carry out administrative
services related to each Portfolio and                                              -------------------------------------------
 calculates each Portfolio's NAV and
           distributions.

--------------------------------------

                                                Distribution
                                                -----------------------------------
                                                             DISTRIBUTOR

                                                       PFPC DISTRIBUTORS, INC.
                                                         3200 HORIZON DRIVE
                                                      KING OF PRUSSIA, PA 19406

                                                Distributes the Portfolios' shares.

                                                -----------------------------------

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

PLAIN TALK

                      WHAT IS THE NET ASSET VALUE OR "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                                 Outstanding Shares

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios' offices are closed. As of the date of this prospectus, those days are:

New Year's Day                 Memorial Day          Veterans Day
Martin Luther King, Jr. Day    Independence Day      Thanksgiving Day
President's Day                Labor Day             Christmas Day
Good Friday                    Columbus Day

PURCHASE OF SHARES

PLAIN TALK

                             HOW TO PURCHASE SHARES:

-      Directly by mail or by wire

- As a client of Wilmington Trust Company ("WTC") through a trust account or a corporate cash management account

-      As a client of a Service Organization

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        By regular mail:                  By overnight mail:
        ----------------                  ------------------
        WT Mutual Fund                    WT Mutual Fund
        c/o PFPC Inc.                     c/o PFPC Inc.
        P.O. Box 8951                     400 Bellevue Parkway, Suite 108
        Wilmington, DE  19899             Wilmington, DE  19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

-      By mail

-      By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

        By regular mail:                  By overnight mail:
        ----------------                  ------------------
        WT Mutual Fund                    WT Mutual Fund
        c/o PFPC Inc.                     c/o PFPC Inc.
        P.O. Box 8951                     400 Bellevue Parkway, Suite 108
        Wilmington, DE  19899             Wilmington, DE  19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

REDEMPTION FEES: Each Wilmington Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee will only apply to shares you purchase on or after November 1, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below such amount after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

The Mid Cap Value, Small Cap Value and Large Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within the family of funds.

You may exchange all or a portion of your shares in a Portfolio for the Investor Shares of the following Portfolios:

Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Intermediate Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Small Cap Core Portfolio
Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington International Multi-Manager Portfolio
Wilmington Balanced Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

Distributions from the net investment income of each Portfolio dividends are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares unless you have elected to receive the distributions in cash.

TAXES

As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in Securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable Securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

The Portfolios' distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth Portfolio, the Small Cap Core Portfolio and the International Multi-Manager Portfolio, anticipates the distribution of net capital gain. Each of the Large Cap Value Portfolio, the Mid Cap Value Portfolio and the Small Cap Value Portfolio anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our

Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

The Distributor manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

PLAIN TALK

                              WHAT ARE 12b-1 FEES?

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the Investor Shares, the maximum distribution fees as a percentage of average daily net assets 0.25% of each Portfolio.





MASTER/FEEDER STRUCTURE

Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASS

The Portfolios issue Investor and Institutional Shares. The Institutional Shares are offered to retirement plans and other Institutional Investors. The Investor Shares pay an additional 12b-1 fee Any investor may purchase Investor Shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-336-9970.

The investment company registration number for the WT Mutual Fund is 811-08648.

[WILMINGTON FUNDS LOGO]

FIXED INCOME PORTFOLIOS


WFIP-Pros-11/01


                                     FIXED

                                    INCOME

                                   PORTFOLIOS

                              INSTITUTIONAL SHARES
                           PROSPECTUS NOVEMBER 1, 2001


                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                          Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey Jr., VICE PRESIDENT
                         John R. Giles, VICE PRESIDENT
                          Fred Filoon, VICE PRESIDENT
                            Pat Colletti, TREASURER

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                              Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                   CUSTODIAN
                            Wilmington Trust Company
                              Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                THE WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                   THE WILMINGTON BROAD MARKET BOND PORTFOLIO*
                     THE WILMINGTON MUNICIPAL BOND PORTFOLIO


                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2001


      This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that these Portfolios:

          - are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          - are not federally insured


          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency


          - are not guaranteed to achieve their goal(s)


      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

      *Formerly, the Wilmington Intermediate Bond Portfolio.

TABLE OF CONTENTS



                                    PORTFOLIO DESCRIPTIONS

A LOOK AT THE GOALS, STRATEGIES,        Summary                              3
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH PORTFOLIO.              Performance Information              5


                                        Fees and Expenses                    9

                                        Investment Objectives               10

                                        Primary Investment Strategies       10

                                        Additional Risk Information         13

                                        Financial Highlights                15

                                    MANAGEMENT OF THE PORTFOLIOS

DETAILS ABOUT THE SERVICE               Investment Adviser                  18
PROVIDERS.
                                        Portfolio Managers                  19

                                        Service Providers                   20

                                    SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR           Pricing of Shares                   21
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF            Purchase of Shares                  21
THE PORTFOLIOS.
                                        Redemption of Shares                23

                                        Exchange of Shares                  24

                                        Distributions                       25

                                        Taxes                               26

                                    DISTRIBUTION ARRANGEMENTS

DETAILS ON THE PORTFOLIOS'              Master/Feeder Structure             27
MASTER/FEEDER ARRANGEMENT.
                                        Share Classes                       27

                                        FOR MORE INFORMATION                28



For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO


                              INSTITUTIONAL SHARES

                             PORTFOLIO DESCRIPTIONS

         PLAIN TALK

                             WHAT IS A MUTUAL FUND?

            A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.

SUMMARY


Investment Objective                    -     The WILMINGTON SHORT/INTERMEDIATE
                                              BOND  PORTFOLIO and the WILMINGTON
                                              BROAD MARKET BOND  PORTFOLIO  each
                                              seeks   a   high   total   return,
                                              consistent   with   high   current
                                              income.


                                        -     The WILMINGTON MUNICIPAL BOND
                                              PORTFOLIO seeks a high level of
                                              income exempt from federal income
                                              tax, consistent with the
                                              preservation of capital.

Investment Focus                        -     Fixed income securities

Share Price Volatility                  -     Moderate

Principal Investment Strategy           -     Each Portfolio operates as a
                                              "feeder fund" which means that the
                                              Portfolio  does not buy individual
                                              securities  directly.  Instead, it
                                              invests   in  a  corresponding
                                              mutual  fund  or  "master   fund,"
                                              which  in turn  purchases  invest-
                                              ment  securities.  The  Portfolios
                                              invest  all  of  their  assets  in
                                              master  funds  which are  separate
                                              series of WT  Investment  Trust I.
                                              Each     Portfolio     and     its
                                              corresponding Series have the same
                                              investment objective, policies and
                                              limitations.

                                        -     The WILMINGTON SHORT/INTERMEDIATE
                                              BOND PORTFOLIO invests in the
                                              Short/Intermediate Bond Series,
                                              which invests at least 85% of its
                                              total assets in various types of
                                              investment grade fixed income
                                              securities.

                                        -     The WILMINGTON BROAD MARKET BOND
                                              PORTFOLIO invests in the
                                              Intermediate Bond Series, which
                                              invests at least 85% of its total
                                              assets in various types of
                                              investment grade fixed income
                                              securities.


                                        -     The WILMINGTON MUNICIPAL BOND
                                              PORTFOLIO invests in the Municipal
                                              Bond Series, which invests at
                                              least 80% of its net assets in
                                              municipal securities that
                                              provide interest exempt from
                                              federal income tax.

                                        -     The Series' adviser purchases
                                              securities based on their yield or
                                              potential capital appreciation, or
                                              both. The adviser may sell
                                              securities in anticipation of
                                              market declines or if the
                                              securities are downgraded to below
                                              investment grade.

Principal Risks                         The Portfolios are subject to the
                                        following risks summarized below which are further described under "Additional
                                        Risk Information."

                                        -     An investment in a Portfolio is
                                              not a deposit of Wilmington Trust
                                              Company or any of its affiliates
                                              and is not insured or guaranteed
                                              by the Federal Deposit Insurance
                                              Corporation or any other
                                              government agency.

                                        -     It is possible to lose money by
                                              investing in a Portfolio.

                                        -     The fixed income securities in
                                              which   the   Portfolios    invest
                                              through their corresponding Series
                                              are   subject   to  credit   risk,
                                              prepayment   risk,   market  risk,
                                              liquidity  risk and interest  rate
                                              risk.  Typically,   when  interest
                                              rates rise,  the market  prices of
                                              fixed income securities go down.

                                        -     The performance of a Portfolio
                                              will depend on whether or not the
                                              adviser is successful in pursuing
                                              an investment strategy.

Investor Profile                        -     Investors who want income from
                                              their   investments   without  the
                                              volatility of an equity portfolio.

PERFORMANCE INFORMATION


      Prior to May 9, 2001, the Portfolios were managed by Wilmington Trust Company ("Wilmington Trust"), an affiliate of Rodney Square Management Corporation ("RSMC"). On May 9, 2001, Wilmington Trust's advisory operations were reorganized and investment advisory personnel responsible for the management of the Series were transferred to RSMC or became dual employees of RSMC and Wilmington Trust. While the investment adviser entity may have changed, the personnel responsible for the daily management of the Series remained the same.


         PLAIN TALK

                              WHAT IS TOTAL RETURN?

            Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Wilmington Short/Intermediate Bond Portfolio, effective November 1, 1999. In connection with the merger, the Wilmington Short/Intermediate Bond Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

 [CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

      PERFORMANCE
         YEARS                 RETURNS
         1992                   6.73%
         1993                   7.92%
         1994                  -2.02%
         1995                  14.95%
         1996                   3.37%
         1997                   7.56%
         1998                   7.75%
         1999                   0.33%
         2000                   9.71%



       Calendar Year-to-Date Total Return as of September 30, 2001: 8.13%

      THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



                BEST QUARTER                  WORST QUARTER
                    5.13%                         -1.77%

              (June 30, 1995)                (March 31, 1994)


         PLAIN TALK

                                    WHAT IS AN INDEX?

            An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


                                                                SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00         1 YEAR    5 YEAR  (APRIL 2, 1991)

Short/Intermediate Bond Portfolio             9.71%     5.69%        6.75%
Merrill Lynch 1-10 Year U.S. Treasury Index*  10.19%    6.14%        7.13%
Lehman Intermediate Government/Credit Index** 10.10%    6.11%        7.22%


 * The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.
** The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Broad Market Bond Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS]

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

      PERFORMANCE
        YEARS                  RETURNS
         1991                  14.36%
         1992                   6.82%
         1993                  10.60%
         1994                  -4.20%
         1995                  18.90%
         1996                   1.73%
         1997                   9.06%
         1998                   8.73%
         1999                  -2.19%
         2000                  11.91%


       Calendar Year-to-Date Total Return as of September 30, 2001: 7.62%


      THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



                BEST QUARTER                  WORST QUARTER
                   6.54%                        -3.41%
               (June 30, 1995)               (March 31, 1994)



AVERAGE ANNUAL RETURNS AS OF 12/31/00        1 YEAR      5 YEAR      10 YEAR

Broad Market Bond Portfolio                   11.91%      5.72%       7.35%
Merrill Lynch U.S. Treasury Master Index*     13.37%      6.49%       7.91%
Lehman Government/Credit Index**              11.84%      6.23%       8.00%


* The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S.
   Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO


      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


      PERFORMANCE
        YEARS                  RETURNS
        1994                   -4.17%
        1995                   14.08%
        1996                    3.51%
        1997                    7.18%
        1998                    5.24%
        1999                   -0.64%
        2000                    8.47%



       Calendar Year-to-Date Total Return as of September 30, 2001: 5.04%



      THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



                BEST QUARTER                                  WORST QUARTER
                    5.86%                                         -4.79%
              (March 31, 1995)                              (March 31, 1994)



                                                                     SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00         1 YEAR     5 YEAR     (NOVEMBER 1, 1993)
Municipal Bond Portfolio                      8.47%      4.70%           4.74%
Merrill Lynch Intermediate Municipal Index*   9.64%      5.60%           5.43%


* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

         PLAIN TALK
                                 WHAT IS YIELD?

            Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.

    You may call (800) 336-9970 to obtain a Portfolio's current yield.

FEES AND EXPENSES

         PLAIN TALK

                             WHAT ARE FUND EXPENSES?

            Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.


      The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.




   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               INSTITUTIONAL SHARES
  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)              None
  Maximum deferred sales charge                                                                     None
  Maximum sales charge imposed on reinvested dividends (and other distributions)                    None
  Redemption fee(a)                                                                                 1.00%



(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed within the first 60 days after purchase.
    See "Redemption of Shares" for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
PORTFOLIO ASSETS)(1)



                                             SHORT/INTERMEDIATE        BROAD MARKET            MUNICIPAL
                                             BOND PORTFOLIO            BOND PORTFOLIO          BOND PORTFOLIO
Management fees                                  0.35%                     0.35%                   0.35%
Distribution (12b-1) fees                        None                      None                    None
Other expenses                                   0.26%                     0.35%                   1.04%
TOTAL ANNUAL OPERATING EXPENSES(2)               0.61%                     0.70%                   1.39%
Waivers/reimbursements                                                                             0.64%
NET EXPENSES                                                                                       0.75%


(1)The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.


(2)For Institutional Shares of the Municipal Bond Portfolio, the investment adviser had agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75%. This waiver will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment adviser agreed to reimburse certain operation expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses not more than 0.55% of average daily net assets for the Short/Intermediate Bond and the Broad Market Bond Portfolios. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

EXAMPLE

      This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         - you reinvested all dividends and other distributions;

         - the average annual return was 5%;


         - the Portfolio's (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and


         - you redeemed all of your investment at the end of the time period.

      Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INSTITUTIONAL SHARES                    1 Year       3 Years        5 Years        10 Years
Short/Intermediate Bond Portfolio       $  62         $ 195          $  340        $   762
Broad Market Bond Portfolio             $  72         $ 224          $  390        $   871
Municipal Bond Portfolio                $ 142         $ 440          $  761        $ 1,669


      THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES


      The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seek a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.


      PRIMARY INVESTMENT STRATEGIES

         PLAIN TALK

                        WHAT ARE FIXED INCOME SECURITIES?

            Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

      The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

         - will invest at least 85% of its total assets in various types of investment grade fixed income securities;

         - may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;


         - will, as a matter of fundamental policy, maintain a short-to-intermediate average duration. The average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.


         PLAIN TALK

                                WHAT IS DURATION?

            Duration measures the sensitivity of fixed income securities held by a Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.


      The WILMINGTON BROAD MARKET BOND PORTFOLIO invests its assets in the Broad Market Bond Series, which:


         - will invest at least 85% of its total assets in various types of investment grade fixed income securities;

         - may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;


         - will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar- weighted duration of securities held by the Broad Market Bond Series will normally fall within a range of 4 to 7 years.


         PLAIN TALK

                      WHAT ARE INVESTMENT GRADE SECURITIES?

            Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

         PLAIN TALK

                         WHAT ARE MUNICIPAL SECURITIES?

            Municipal securities are bonds issued by state and local governments to raise money for their activities.

      The WILMINGTON MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:

         - will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax;

         - may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and


         - will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.


      The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Seriesmay invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION

      The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

         PLAIN TALK

                      CORPORATE BONDS VS. GOVERNMENT BONDS:

            Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

      The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

      The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.


                                              SHORT/INTERMEDIATE           BROAD MARKET            MUNICIPAL
                                                     BOND                      BOND                   BOND
Asset-Backed Securities                                 X                       X
Bank Obligations                                        X                       X
Corporate Bonds, Notes and Commercial Paper             X                       X
Mortgage-Backed Securities                              X                       X
Municipal Securities                                    X                       X                       X
Obligations Issued By Supranational Agencies            X                       X
U.S. Government Obligations                             X                       X



      Each Series also may use other strategies and engage in other investment practices, which are described in detail in our statement of additional information. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.


ADDITIONAL RISK INFORMATION
      The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or oth- erwise become unable to honor a financial obligation.

         - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Broad Market Bond Portfolios only).


         - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

         - LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

         - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

         - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand each Portfolio's performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial Highlights have been audited by Ernst & Young, LLP,whose report,along with each Portfolio's financial statements,is included in the Annual Report, which is available without charge upon request.




                                               FOR THE FISCAL        FOR THE PERIOD
                                               YEARS ENDED JUNE 30,  OVEMBER 1, 1998      FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                               --------------------      THROUGH          --------------------------------------
                                                 2001        2000+    JUNE 30, 1999+        1998+          1997+          1996+
                                                ------      ------   ---------------       -------        -------        -------
WILMINGTON SHORT/INTERMEDIATE
  BOND PORTFOLIO --
  INSTITUTIONAL SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD          $   9.67    $   9.86    $    10.27          $ 10.03        $  9.94        $ 10.04
                                               --------    --------    ----------          -------        -------        -------
INVESTMENT OPERATIONS:
  Net investment income                            0.58        0.52          0.37             0.58           0.59           0.60
  Net realized and unrealized gain
    (loss) on investments                          0.38       (0.16)        (0.39)            0.24           0.09          (0.10)
                                               --------    --------    ----------          -------        -------        -------
    Total from investment
    operations                                     0.96        0.36         (0.02)            0.82           0.68           0.50
                                               --------    --------    ----------          -------        -------        -------

DISTRIBUTIONS:
  From net investment income                      (0.58)      (0.52)        (0.37)           (0.58)         (0.59)         (0.60)
  From net realized gain                            --        (0.03)        (0.02)             --             --             --
                                               --------    --------    ----------          -------        -------        -------
    Total distributions                           (0.58)      (0.55)        (0.39)           (0.58)         (0.59)         (0.60)
                                               --------    --------    ----------          -------        -------        -------
NET ASSET VALUE-- END OF PERIOD                $  10.05    $   9.67    $     9.86          $ 10.27        $ 10.03        $  9.94
                                               ========    ========    ==========          =======        =======        =======
TOTAL RETURN                                      10.21%       4.28%        (0.27)%**         8.40%          7.13%          5.18%

RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations                  0.55%       0.55%         0.55%*           0.59%          0.65%          0.65%
    Excluding expense limitations                  0.61%       0.72%         0.67%*           0.83%          1.12%          1.09%
  Net investment income                            5.89%       6.35%         5.47%*           5.64%          5.98%          6.07%
Portfolio turnover                                   88%         47%           30%              41%            84%            86%
Net assets at end of period
  (000 omitted)                                $140,030    $140,015    $   89,383          $94,597        $31,456        $31,777


----------

 * Annualized.
** Not annualized.
 + Effective November1, 1999, the Rodney Square Short/Intermediate Bond
   Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
(1)Effective November1,1999,the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Short/ Intermediate Bond Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.


                                                                                                     FOR THE PERIOD
                                                          FOR THE FISCAL        FOR THE PERIOD       JUNE 29, 1998(1)
                                                       YEARS ENDED JUNE 30,    NOVEMBER 1, 1998         THROUGH
                                                       -------------------         THROUGH              JUNE 30,
                                                        2001       2000+        JUNE 30, 1999+           1998+
                                                       ------     --------     ---------------      --------------
WILMINGTON BROAD MARKET BOND
  PORTFOLIO  -- INSTITUTIONAL SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD                 $    9.46  $   9.63        $    10.19         $      10.00
                                                       --------  --------        ----------         --------------
INVESTMENT OPERATIONS:
  Net investment income                                    0.58      0.58              0.38                 0.20
  Net realized and unrealized gain
    (loss) on investments                                  0.35     (0.15)            (0.53)               (0.19)
                                                       --------   --------       ----------         --------------
    Total from investment operations                       0.93      0.43             (0.15)               (0.39)
                                                       --------   --------       ----------         --------------
DISTRIBUTIONS:
  From net investment income                              (0.58)    (0.58)            (0.38)               (0.20)
  From net realized gain                                    --3     (0.02)            (0.03)                --
                                                       --------  --------        ----------         --------------
    Total distributions                                   (0.58)    (0.60)            (0.41)               (0.20)
                                                       --------  --------        ----------         --------------
NET ASSET VALUE-- END OF PERIOD                       $    9.81  $   9.46        $     9.63         $      10.19
                                                       ========  ========        ==========         ==============
TOTAL RETURN                                              10.11%     4.72%           (1.52)%**              3.89%

RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations                          0.59%     0.55%             0.55%*               0.55%
    Excluding expense limitations                          0.70%     0.71%             0.67%*               0.66%
  Net investment income                                    5.96%     6.15%             5.71%*               5.69%
Portfolio turnover                                           73%       53%               18%                  18%
Net assets at end of period
  (000 omitted)                                       $ 108,331  $ 79,310        $   87,297         $     93,002


----------
 * Annualized.
** Not annualized.


+ Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio (formerly, the Wilmington Intermediate Bond Portfolio). The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)  Commencement of Operations.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3)  Distributions were less than .01 per share.


                                                 FOR THE FISCAL        FOR THE PERIOD
                                               YEARS ENDED JUNE 30,   NOVEMBER 1, 1998    FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                           -------------------------      THROUGH         ---------------------------------------
                                               2001          2000+      JUNE 30,1999+       1998+          1997+          1996+
                                           ----------     ----------   ---------------    ---------     ----------     ----------
WILMINGTON MUNICIPAL BOND
    PORTFOLIO -- INSTITUTIONAL SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD      $    12.25     $    12.48     $    12.94       $   12.74     $    12.46     $    12.49
                                           ----------     ----------     ----------       ---------     ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income                         0.56           0.56           0.36            0.56           0.55           0.55
   Net realized and unrealized gain
      (loss) on investments                      0.40          (0.15)         (0.40)           0.20           0.28          (0.03)
                                           ----------     ----------     ----------       ---------     ----------     ----------
      Total from investment
      operations                                 0.96           0.41          (0.04)           0.76           0.83           0.52
                                           ----------     ----------     ----------       ---------     ----------     ----------
DISTRIBUTIONS:
   From net investment income                   (0.56)         (0.56)         (0.36)          (0.56)         (0.55)         (0.55)
   From net realized gain                          --          (0.08)         (0.06)             --             --             --
                                           ----------     ----------     ----------       ---------     ----------     ----------
      Total distributions                       (0.56)         (0.64)         (0.42)          (0.56)         (0.55)         (0.55)
                                           ----------     ----------     ----------       ---------     ----------     ----------
NET ASSET VALUE-- END OF PERIOD            $    12.65     $    12.25     $    12.48       $   12.94     $    12.74     $    12.46
                                           ==========     ==========     ==========       =========     ==========     ==========
TOTAL RETURN                                     7.94%          3.40%         (0.30)%**        6.07%          6.85%          4.24%

RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses:
   Including expense limitations                 0.75%          0.75%          0.75%*          0.75%          0.75%          0.75%
   Excluding expense limitations                 1.39%          1.03%          0.90%*          1.23%          1.52%          1.37%
  Net investment income                          4.43%          4.59%          4.29%*          4.35%          4.42%          4.41%
Portfolio turnover                                 36%            50%            19%             44%            29%            16%
Net assets at end of period
  (000 omitted)                            $   22,759     $   16,009     $   16,612       $  17,579     $   17,446     $   16,619


----------

*    Annualized.
**   Not annualized.
+ Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1,1999,the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Municipal Bond Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIOS

      The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Portfolio and its shareholders.



 INVESTMENT ADVISER


      PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


      Rodney Square Management Corporation ("RSMC"), the Series'investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Series, RSMC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools. As of September 30, 2001, RSMC had $5.43 billion assets under management.

      Under an advisory agreement, each Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the period May 9, 2001 to June 30, 2001, RSMC received the following fees (after fee waivers) as a percentage of each Series' average daily net assets for investment advisory services:



Short/Intermediate Bond Series                  0.29%
Broad Market Bond Series                        0.24%
Municipal Bond Series                           0.01%



      Prior to May 9, 2001, Wilmington Trust Company ("Wilmington Trust") served as investment adviser to the Short/Intermediate Bond and Municipal Bond Series. For the period July 1, 2000 to May 9, 2001, Wilmington Trust received the following fees as a percentage of each Series' average net assets:



Short/Intermediate Bond Series                  0.22%
Broad Market Bond Series                        0.17%
Municipal Bond Series                           0.07%

PORTFOLIO MANAGERS

      Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, Clayton M. Albright, III, Vice President of the Fixed Income Management Division and Dominick J. D'Eramo, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Departments of Wilmington Trust, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Broad Market Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined Wilmington Trust. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at Wilmington Trust and RSMC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with Wilmington Trust in 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

      Lisa More, Vice President of RSMC and Wilmington Trust is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed with Wilmington Trust since 1988. In 1990, she joined the Fixed Income Division of Wilmington Trust specializing in the management of municipal income portfolios.

SERVICE PROVIDERS


      The chart below provides information on the primary service providers.


 Asset                                           Shareholder
 Management                                      Services

     INVESTMENT ADVISER                                   TRANSFER AGENT

RODNEY SQUARE MANAGEMENT CORP.                               PFPC INC.
    RODNEY SQUARE NORTH                                400 BELLEVUE PARKWAY
   1100 N. MARKET STREET                               WILMINGTON, DE 19809
 WILMINGTON, DE 19890-0001

Manages each Series' business                     Handles shareholder services,
  and investment activities.                      including recordkeeping and
                                             statements, payment of distribution
                                                    and processing of buy
                                                     and sell requests.

                              WT MUTUAL FUND

                      WILMINGTON SHORT/INTERMEDIATE
                             BOND PORTFOLIO
                        WILMINGTON BROAD MARKET
                             BOND PORTFOLIO
                  WILMINGTON MUNICIPAL BOND PORTFOLIO

Fund                                             Asset
Operations                                       Safe Keeping

      ADMINISTRATOR AND                                  CUSTODIAN
      ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY
         PFPC INC.                                  1100 N. MARKET STREET
   400 BELLEVUE PARKWAY                             WILMINGTON, DE 19890
   WILMINGTON, DE 19809

Provides facilities, equipment and       Holds each Series' assets, settles all
personnel to carry out administrative  portfolio trades and collects most of the
services related to each Fund and       valuation data required for calculating
calculates each Portfolio's NAV and           each Portfolio's NAV per
       distributions.                                    share.

                         Distribution

                                DISTRIBUTOR

                          PFPC DISTIBUTORS, INC.
                            3200 HORIZON DRIVE
                         KING OF PRUSSIA, PA 19406

                    Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES


      The Series value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Short/Intermediate Bond Series and the Broad Market Bond Seriesthat are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.


         PLAIN TALK

                        WHAT IS NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares

      PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

      Shares will not be priced on those days the Portfolios' offices are closed. As of the date of this prospectus, those days are:


New Year's Day                     Memorial Day              Veterans Day
Martin Luther King, Jr. Day        Independence Day          Thanksgiving Day
President's Day                    Labor Day                 Christmas Day
Good Friday                        Columbus Day

PURCHASE OF SHARES

        PLAIN TALK

                             HOW TO PURCHASE SHARES:

            - Directly by mail or by wire

            - As a client of Wilmington Trust through a trust account or a corporate cash management account

            - As a client of a Service Organization

      Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolios is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.


      You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


      BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  Regular mail:                              Overnight mail:
  -------------                              ---------------
  Wilmington Fixed Income Portfolios         Wilmington Fixed Income Portfolios
  c/o PFPC Inc.                              c/o PFPC Inc.
  P.O. Box 8951                              400 Bellevue Parkway, Suite 108
  Wilmington, DE 19899                       Wilmington, DE 19809

      BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

      ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

      Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.


      It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.


      For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Statement of Additional Information.

 REDEMPTION OF SHARES

         PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

             -  By mail
             -  By telephone


      You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

      REDEMPTION FEES: Each Wilmington Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee will only apply to shares you purchase on or after November 1, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability.


      BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                             Overnight mail:
    -------------                             ---------------
    Wilmington Fixed Income Portfolios        Wilmington Fixed Income Portfolios
    c/o PFPC Inc.                             c/o PFPC Inc.
    P.O. Box 8951                             400 Bellevue Parkway, Suite 108
    Wilmington, DE 19899                      Wilmington, DE 19809

      BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


      ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

      If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

      SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

      For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

        PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

            An exchange of shares allows you to move your money from one fund to another fund within a family of funds.


      You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following Portfolios:

      Wilmington Premier Money Market Portfolio

      Wilmington Tax-Exempt Portfolio

      Wilmington Short/Intermediate Bond Portfolio

      Wilmington Broad Market Bond Portfolio

      Wilmington Municipal Bond Portfolio

      Wilmington Large Cap Growth Portfolio

      Wilmington Large Cap Core Portfolio

      Wilmington Small Cap Core Portfolio

      Wilmington International Multi-Manager Portfolio

      Wilmington Large Cap Value Portfolio

      Wilmington Mid Cap Value Portfolio

      Wilmington Small Cap Value Portfolio

      Wilmington Balanced Portfolio

      Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

      Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.


      To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.


DISTRIBUTIONS

        PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

            Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.



      Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

      Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

      As long as a Portfolio meets the requirements for being a "regulated investment company", it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.


      Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

      It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

      STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

      This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

      PFPC Distributors, Inc. manages the Portfolios'distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


MASTER/FEEDER STRUCTURE

      Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

      For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASS

      The Portfolios issue Investor and Institutional Shares. The Institutional Shares are offered to retirement plans and other institutional investors. The Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS,THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

      ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

      Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

      WT Mutual Fund
      c/o PFPC Inc.
      400 Bellevue Parkway
      Suite 108
      Wilmington, Delaware 19809
      (800)336-9970
      9:00 a.m. to 5:00 p.m. Eastern time

      Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Roommay be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

      FOR MORE INFORMATION ON OPENING A NEW ACCOUNT,MAKING CHANGES TO EXISTING ACCOUNTS,PURCHASING,EXCHANGING OR REDEEMING SHARES,OR OTHER INVESTOR SERVICES,PLEASE CALL 1-(800)-336-9970

  The investment company registration number for WT Mutual Fund is 811-08648.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                THE WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                   THE WILMINGTON INTERMEDIATE BOND PORTFOLIO
                     THE WILMINGTON MUNICIPAL BOND PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES


                       PROSPECTUS DATED NOVEMBER 1, 2001


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.


Please note that these Portfolios:

-   are not bank deposits

- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

-   are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

-   are not guaranteed to achieve their goal(s)


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS


A LOOK AT THE GOALS, STRATEGIES,        PORTFOLIO DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH PORTFOLIO.              Summary
                                        Performance Information
                                        Fees and Expenses
                                        Investment Objectives
                                        Primary Investment Strategies
                                        Additional Risk Information
                                        Financial Highlights

DETAILS ABOUT THE SERVICE               MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                              Investment Adviser
                                        Portfolio Managers
                                        Service Providers

POLICIES AND INSTRUCTIONS FOR           SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                Pricing of Shares
CLOSING AN ACCOUNT IN ANY OF            Purchase of Shares
THE PORTFOLIOS.                         Redemption of Shares
                                        Exchange of Shares
                                        Distributions
                                        Taxes

DETAILS ON THE PORTFOLIOS'              DISTRIBUTION ARRANGEMENTS
MASTER/FEEDER ARRANGEMENTS              Rule 12b-1 Fees
                                        Master/Feeder Structure
                                        Share Classes

                                        FOR MORE INFORMATION         back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                                 INVESTOR SHARES

PORTFOLIO DESCRIPTION

PLAIN TALK
WHAT IS A MUTUAL FUND?
A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.

SUMMARY

Investment Objective       -  The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                              and the WILMINGTON INTERMEDIATE BOND PORTFOLIO each seeks a high total return, consistent with high current income.

                           - The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Investment Focus           -  Fixed income securities

Share Price Volatility     -  Moderate

Principal Investment       -  Each Portfolio operates as a "feeder fund" which
Strategy                      means that the Portfolio does not buy individual
                              securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The
                              Portfolios invest all of their assets in master funds which are separate series of WT Investment
                              Trust I. Each Portfolio and its corresponding
                              Series have the same investment objective, policies and limitations.

                           - The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests in the Short/Intermediate Bond Series, which invests at least 85% of its total assets in various types of investment grade fixed income securities.

                           - The WILMINGTON INTERMEDIATE BOND PORTFOLIO invests in the Intermediate Bond Series, which invests at least 85% of its total assets in various types of investment grade fixed income securities.

                           - The WILMINGTON MUNICIPAL BOND PORTFOLIO invests in the Municipal Bond Series, which invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.

                           - The Series' adviser purchases securities based on their yield or potential capital appreciation, or both. The adviser may sell securities in anticipation of market declines or if the securities are downgraded to below investment grade.

Principal Risks            The Portfolios are subject to the following
                           risks summarized below which are further described under "Additional Risk Information."

                           - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           - It is possible to lose money by investing in a Portfolio.

                           - The fixed income securities in which the Portfolios invest through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down.

                           - The performance of a Portfolio will depend on whether or not the adviser is successful in pursuing an investment strategy.

Investor Profile           -  Investors who want income from their investments
                              without the volatility of an equity portfolio.

PERFORMANCE INFORMATION
Prior to May 9, 2001, the Portfolios were managed by Wilmington Trust Company ("WTC"), an affiliate of Rodney Square Management Corporation ("RSMC"). On May 9, 2001, WTC's advisory operations were reorganized and investment advisory personnel responsible for the management of the Portfolios were transferred to RSMC or became dual employees of RSMC and WTC. While the investment adviser entity may have changed, the personnel responsible for the daily management of the Portfolios remained the same. As of this prospectus the Investor Shares have not commenced operations. The performance information reflects the performance of the Institutional Shares of the respective Portfolios.

PLAIN TALK
WHAT IS TOTAL RETURN?
Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Wilmington Short/Intermediate Bond Portfolio, effective November 1, 1999. In connection with the merger, the Wilmington Short/Intermediate Bond Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                         ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                                    [CHART]

1992       1993      1994      1995      1996      1997      1998      1999      2000
6.73%      7.92%    -2.02%     14.95%    3.37%     7.56%     7.75%     0.33%     9.71%

                                PERFORMANCE YEARS

Calendar Year-To-Date Total Return as of September 30, 2001: 8.13%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                     BEST QUARTER       WORST QUARTER
                       5.13%                -1.77%
                  (June 30, 1995)      (March 31, 1994)

PLAIN TALK
WHAT IS AN INDEX?
An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

                                                                                                   SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00                           1 YEAR             5 YEARS          (APRIL 1991)
-------------------------------------                           ------             -------          ------------
Short/Intermediate Bond Portfolio - Institutional Shares         9.71%              5.69%               6.75%
Merrill Lynch 1-10 Year U.S. Treasury Index*                    10.19%              6.14%               7.13%
Lehman Intermediate Government/Corporate Index**                10.10%              6.11%               7.22%

* The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.
** The Lehman Intermediate Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.


                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

[CHART]

1991       1992      1993      1994       1995      1996      1997      1998       1999      2000
14.36%     6.82%    10.60%     -4.20%    18.90%     1.73%     9.06%      8.73%    -2.19%    11.91%

                                PERFORMANCE YEARS

Calendar Year-To-Date Total Return as of September 30, 2001: 7.62%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                           BEST QUARTER       WORST QUARTER
                              6.54%              -3.41%
                         (June 30, 1995)     (March 31, 1994)


AVERAGE ANNUAL RETURNS AS OF 12/31/00                           1 YEAR             5 YEARS             10 YEARS
-------------------------------------                           ------             -------             --------
Intermediate Bond Portfolio - Institutional Shares              11.91%              5.72%                7.35%
Merrill Lynch U.S. Treasury Master Index*                       13.37%              6.49%                7.91%
Lehman Government/Corporate Index**                             11.84%              6.23%                8.00%

-------------------------
* The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

              ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

[CHART]

 1994      1995      1996      1997       1998      1999      2000
-4.17%    14.08%     3.51%     7.18%      5.24%    -0.64%     8.47%

                                PERFORMANCE YEARS

Calendar Year-To-Date Total Return as of September 30, 2001: 5.04%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.


                           BEST QUARTER       WORST QUARTER
                              5.86%              -4.79%
                        (March 31, 1995)     (March 31, 1994)


                                                                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00              1 YEAR               5 YEARS         (NOVEMBER 1, 1993)
-------------------------------------              ------               -------         ------------------
Municipal Bond Portfolio - Institutional Shares     8.47%                4.70%                 4.74%
Merrill Lynch Intermediate Municipal Index*         9.64%                5.60%                 5.43%

-------------------------
* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

PLAIN TALK
WHAT IS YIELD?
Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.

       You may call (800) 336-9970 to obtain a Portfolio's current yield.

FEES AND EXPENSES

PLAIN TALK
WHAT ARE FUND EXPENSES?
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           INVESTOR SHARES
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)         None
Maximum deferred sales charge                                                                None
Maximum sales charge imposed on reinvested dividends (and other distributions)               None
Redemption fee(a)                                                                           1.00%


(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed within the first 60 days after purchase.


                                 INVESTOR SHARES

 ANNUAL FUND OPERATING                               SHORT/INTERMEDIATE BOND   INTERMEDIATE BOND        MUNICIPAL
 EXPENSES (EXPENSES THAT ARE DEDUCTED FROM                  PORTFOLIO              PORTFOLIO          BOND PORTFOLIO
                                                            ---------              ---------          --------------
 PORTFOLIO ASSETS)(1)
 Management fees                                              0.35%                  0.35%                0.35%
 Distribution (12b-1) fees                                    0.25%                  0.25%                0.25%
 Other expenses                                               0.26%                  0.35%                1.04%
 TOTAL ANNUAL OPERATING EXPENSES(2)                           0.86%                  0.95%                1.64%
 Waivers/reimbursements                                                                                  (0.64)%
 Net expenses                                                                                             1.00%


(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
(2) For Institutional Shares of the Municipal Bond Portfolio, the investment adviser has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75%. This waiver will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001 the investment adviser had agreed to reimburse certain operation expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses not more than 0.55% of average daily net assets for the Short/Intermediate Bond and the Intermediate Bond Portfolios. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

EXAMPLE
This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-   you reinvested all dividends and other distributions;

-   the average annual return was 5%;

- the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and

-   you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                    1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------                                    ------           -------           -------          --------
Short/Intermediate Bond Portfolio                   $88               $274             $477             $1,061
Intermediate Bond Portfolio                         $97               $302             $526             $1,166
Municipal Bond Portfolio                            $167              $517             $892             $1,944

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON INTERMEDIATE BOND PORTFOLIO each seek a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK
WHAT ARE FIXED INCOME SECURITIES?
Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

- will, as a matter of fundamental policy, maintain a short-to-intermediate average duration (2 1/2 to 4 years); and

- the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.

PLAIN TALK
WHAT IS DURATION?
Duration measures the sensitivity of fixed income securities held by a Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.


The WILMINGTON INTERMEDIATE BOND PORTFOLIO invests its assets in the Intermediate Bond Series, which:

- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

- will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 7 years); and

- the average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 4 to 7 years.

PLAIN TALK
WHAT ARE INVESTMENT GRADE SECURITIES?
Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

PLAIN TALK
WHAT ARE MUNICIPAL SECURITIES?
Municipal securities are bonds issued by state and local governments to raise money for their activities.

The WILMINGTON MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:

- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax;

- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

- will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 8 years); and

- the average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

PLAIN TALK
CORPORATE BONDS VS. GOVERNMENT BONDS:
Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

                                                       SHORT/INTERMEDIATE BOND    INTERMEDIATE BOND     MUNICIPAL BOND
Asset-Backed Securities                                         {                        {
Bank Obligations                                                {                        {
Corporate Bonds, Notes and Commercial Paper                     {                        {
Mortgage-Backed Securities                                      {                        {
Municipal Securities                                            {                        {                     {
Obligations Issued By Supranational Agencies                    {                        {
U.S. Government Obligations                                     {                        {

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Intermediate Bond Portfolios only).

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS
The Investor Shares have not commenced operations as of the date of this prospectus.

MANAGEMENT OF THE PORTFOLIOS
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

PLAIN TALK
WHAT IS AN INVESTMENT ADVISER?
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Series, RSMC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools. As of September 30, 2001, RSMC had $5.43 billion assets under management.

Under an advisory agreement, each Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the period May 9, 2001 to June 30, 2001, RSMC received the following fees (after fee waivers) as a percentage of each Series' average daily net assets for investment advisory services:

Short/Intermediate Bond Series                       0.29%
Intermediate Bond Series                             0.24%
Municipal Bond Series                                0.01%

Prior to May 9, 2001, Wilmington Trust Company ("WTC") served as investment adviser to the Short/Intermediate Bond and Municipal Bond Series. For the period July 1, 2000 to May 9, 2001, WTC received the following fees as a percentage of each Series' average net assets:

Short/Intermediate Bond Series                       0.22%
Intermediate Bond Series                             0.17%
Municipal Bond Series                                0.07%

PORTFOLIO MANAGERS
Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, Clayton M. Albright, III, Vice President of the Fixed Income Management Division and

Dominick J. D'Eramo, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

Lisa More, Vice President of Credit Research and Municipal Trading within the Fixed Income Management Divisions of Asset Management Department of WTC is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                         Shareholder
Management                                    Services

        INVESTMENT ADVISER                              TRANSFER AGENT

     RODNEY SQUARE MANAGEMENT                              PFPC INC.
            CORPORATION                              400 BELLEVUE PARKWAY
        RODNEY SQUARE NORTH                          WILMINGTON, DE 19809
       1100 N. MARKET STREET
     WILMINGTON, DE 19890-0001                  Handles shareholder services,
                                                 including recordkeeping and
                                                    statements, payment of
 Manages each Fund's business and               distribution and processing of
      investment activities.                        buy and sell requests.

                                 WT MUTUAL FUND

                     WILMINGTON SHORT/INTERMEDIATE PORTFOLIO
                            WILMINGTON BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO

Fund                                          Asset
Operations                                    Safe Keeping

         ADMINISTRATOR AND                                CUSTODIAN
          ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY
             PFPC INC.                              1100 N. MARKET STREET
       400 BELLEVUE PARKWAY                          WILMINGTON, DE 19890
       WILMINGTON, DE 19809

 Provides facilities, equipment and           Holds each Fund's assets, settles
personnel to carry out administrative         all portfolio trades and collects
 services related to each Fund and                most of the valuation data
    calculates each Fund's NAV and              required for calculating each
           distributions.                           Fund's NAV per share.

                            Distribution

                                   DISTRIBUTOR

                             PFPC DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                       Distributes the Portfolios' shares

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Short/Intermediate Bond Series and the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net assets value per share.

Securities that do not have readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.


PLAIN TALK
WHAT IS THE NET ASSET VALUE or "NAV"?
                          NAV = Assets - Liabilities
                                --------------------
                                Outstanding Shares


PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios' offices are closed. As of the date of this prospectus, those days are:

 New Year's Day               Memorial Day                    Veterans Day
 Martin Luther King, Jr. Day  Independence Day                Thanksgiving Day
 President's Day              Labor Day                       Christmas Day
 Good Friday                  Columbus Day

PURCHASE OF SHARES

PLAIN TALK
HOW TO PURCHASE SHARES:
-   Directly by mail or by wire

- As a client of Wilmington Trust Company ("WTC") through a trust account or a corporate cash management account

-   As a client of a Service Organization

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor class shares of the Portfolios is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

           REGULAR MAIL:                      OVERNIGHT MAIL:
           ------------                       --------------
           WT Mutual Fund                     WT Mutual Fund
           c/o PFPC Inc.                      c/o PFPC Inc.
           P.O. Box 8951                      400 Bellevue Parkway, Suite 108
           Wilmington, DE 19899               Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK
HOW TO REDEEM (SELL) SHARES:
-   By mail

-   By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee below.") It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

          REGULAR MAIL:                     OVERNIGHT MAIL:
          ------------                      --------------
          WT Mutual Fund                    WT Mutual Fund
          c/o PFPC Inc.                     c/o PFPC Inc.
          P.O. Box 8951                     400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899              Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

REDEMPTION FEES: Each Wilmington Portfolio will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee will only apply to shares you purchase on or after November 1, 2001. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

PLAIN TALK
WHAT IS AN EXCHANGE OF SHARES?
An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington Premier Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

PLAIN TALK
WHAT IS NET INVESTMENT INCOME?
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

Any net capital gain realized by a Portfolio will be distributed at least annually.

TAXES

Each Portfolio generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, may be taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

State and Local Income Taxes: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of Federal Income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
The Distributor manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12b-1 FEES

PLAIN TALK
WHAT ARE 12b-1 FEES?
12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to Investor
Shares shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the Investor Shares, maximum distribution fees as a percentage of average daily net assets, are 0.25% of each Portfolio.





MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASS
The Portfolios issue Investor and Institutional Shares. The Institutional Shares are offered to retirement plans and other institutional investors. The Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.



              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-336-9970


The investment company registration number for WT Mutual Fund is 811-08648.

                         PREMIER MONEY MARKET PORTFOLIO

[WILMINGTON FUNDS LOGO]


                                    PREMIER

                                     MONEY

                                     MARKET

                                   PORTFOLIO

                          PROSPECTUS NOVEMBER 1, 2001


                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                          Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey Jr., VICE PRESIDENT
                         John R. Giles, VICE PRESIDENT
                          Fred Filoon, VICE PRESIDENT
                            Pat Colletti, TREASURER

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                              Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                   CUSTODIAN
                            Wilmington Trust Company
                              Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                WPRE-PROS-11/01

                 THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                OF WT MUTUAL FUND


                        PROSPECTUS DATED NOVEMBER 1, 2001


      This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Please note that this Portfolio:

         - is not a bank deposit

         - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         - is not federally insured

         - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         - is not guaranteed to achieve its goal(s)

         - may not be able to maintain a stable $1 share price

      Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                      PORTFOLIO DESCRIPTION

A LOOK AT THE GOALS, STRATEGIES,        Summary                             3
RISKS AND EXPENSES OF THE
PORTFOLIO.                              Performance Information             5

                                        Fees and Expenses                   6

                                        Investment Objective                7

                                        Primary Investment Strategies       8

                                        Additional Risk Information         9

                                        Financial Highlights               10


                                      MANAGEMENT OF THE PORTFOLIO

DETAILS ABOUT THE SERVICE               Investment Adviser                 11
PROVIDERS.
                                        Service Providers                  12


                                      SHAREHOLDER INFORMATION

POLICIES AND INSTRUCTIONS FOR           Pricing of Shares                  13
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN THE               Purchase of Shares                 13
PORTFOLIO.
                                        Redemption of Shares               15

                                        Exchange of Shares                 17

                                        Distributions                      18

                                        Taxes                              18


                                      DISTRIBUTION ARRANGEMENTS

DETAILS ON THE PORTFOLIO'S              Master/Feeder Structure            19
MASTER/FEEDER ARRANGEMENT.


                                      FOR MORE INFORMATION                 20

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                 THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                PORTFOLIO DESCRIPTION

      PLAIN TALK

                           WHAT ARE MONEY MARKET FUNDS?

         Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

SUMMARY

Investment Objective           -  The WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                                  seeks high current income, while preserving capital and liquidity.

Investment Focus               -  Money market instruments.

Share Price Volatility         -  The Portfolio will strive to maintain a
                                  stable $1.00 share price.


Principal Investment Strategy  -  The Portfolio operates as a "feeder fund"
                                  which means that the Portfolio does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases invest-ment securities. The Portfolio invests all of its assets in Premier Money Market Series, a separate series of WT Investment Trust I.
                                  The Portfolio and this Serieshave the same investment objective, policies and limitations.

                               - The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests in the Premier Money Market Series which invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations.


                               - In selecting securities for the Series, the adviser seeks current income, liquidity and safety of principal. The adviser may sell securities if the secu- rities are downgraded to a lower ratings category.

                               - The WILMINGTON PREMIER MONEY MARKET PORTFOLIO, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks                The Portfolio is subject to the risks summarized
                               below which are further described under
                               "Additional Risk Information."

                               -  An investment in the Portfolio is not a
                                  deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                               - The obligations in which the Portfolio invests through its corresponding Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.

                               - The performance of the Portfolio will depend on whether or not the adviser is successful in pursuing an investment strategy.

Investor Profile               -  Conservative

PERFORMANCE INFORMATION

                  THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO


      The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain expenses not been voluntarily waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

        PERFORMANCE         RETURNS
          YEARS
           1995              5.90%
           1996              5.40%
           1997              5.54%
           1998              5.49%
           1999              5.17%
           2000              6.45%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2001: 3.58%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.



                   BEST QUARTER            WORST QUARTER
                   ------------            -------------
                      1.65%                   1.19%
               (September 30, 2000)       (June 30, 1999)



                                                             SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/00    1 YEAR   5 YEARS   (DECEMBER 6, 1994)
-------------------------------------    ------   -------   -----------------
Premier Money Market Portfolio           6.45%    5.61%           5.60%

      PLAIN TALK

                                   WHAT IS YIELD?

         Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

    You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

FEES AND EXPENSES

      PLAIN TALK

                            WHAT ARE MUTUAL FUND EXPENSES?

         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

    The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.


    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):



                                                  THE PREMIER MONEY
                                                   MARKET PORTFOLIO
                                                  -----------------
          Management fees                               0.20% Other
          Expenses                                      0.08%
                                                        -----
          TOTAL ANNUAL OPERATING EXPENSES(2)            0.28%
                                                        -----
          Waivers/reimbursements                        0.08%
                                                        -----
          Net annual operating expenses                 0.20%
                                                        =====



(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Seriesin which the Portfolio invests.
(2) The adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.20%. This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE

    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         - you reinvested all dividends;

         - the average annual return was 5%;

         - the Portfolio (without regard to waivers or reimbursements) total operating expenses are charged and

         - remain the same over the time periods; and

         - you redeemed all of your investment at the end of the time period.

    Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                    1 Year    3 Years    5 Years   10 Years
                                    ------    -------    -------   --------
Premier Money Market Portfolio       $20        $64        $113      $255


    THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.


INVESTMENT OBJECTIVE

    The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.


    The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

    The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         - U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         - U.S. Government obligations;

         - high quality municipal securities; and

         - repurchase agreements that are fully collateralized by U.S. Government obligations.

    High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

    The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

    The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

      - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

      - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

      - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

      - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

      - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except for the fiscal years prior to June30, 1999 which were audited by other auditors) have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.



                                                            FOR THE FISCAL YEARS ENDED JUNE 30,
                                                2001          2000(2)        1999(1)     1998        1997
                                              --------------------------------------------------------------
WILMINGTON PREMIER MONEY MARKET PORTFOLIO
NET ASSET VALUE -- BEGINNING OF PERIOD        $   1.00    $    1.00     $    1.00    $    1.00   $      1.00
                                              ---------------------------------------------------------------
Investment Operations:
   Net investment income                          0.06         0.06          0.05         0.05          0.05
                                              ---------------------------------------------------------------
Distributions:
   From net investment income                    (0.06)       (0.06)        (0.05)       (0.05)        (0.05)
                                              ---------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD              $   1.00    $    1.00     $    1.00    $    1.00   $      1.00
                                              ===============================================================
TOTAL RETURN                                      6.03%        5.80%         5.15%        5.61%         5.43%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
   DATA:(3)
   Expenses:
     Including expense limitations                0.20%        0.20%         0.20%        0.20%         0.20%
     Excluding expense limitation                 0.28%        0.32%         0.31%        0.31%         0.27%
   Net investment income                          5.88%        5.66%         5.00%        5.46%         5.31%
Net assets at end of period (000 omitted)     $632,599    $ 503,234     $ 411,701    $ 240,359   $   415,285


----------

(1) Effective October20, 1998, Wilmington Trust Company ("Wilmington Trust"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I - Premier Money Market Series.
(2) Effective November1, 1999, Rodney Square Management Corporation, an affiliate of Wilmington Trust, became the investment adviser to the WT Investment Trust I - Premier Money Market Series.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Premier Money Market Series.

                           MANAGEMENT OF THE PORTFOLIO

    The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.


INVESTMENT ADVISER


      PLAIN TALK

                          WHAT IS AN INVESTMENT ADVISER?

         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


    Rodney Square Management Corporation ("RSMC"), the Series'investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company ("Wilmington Trust"), an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.

    The Premier Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets. For the twelve months ended June 30, 2001, RSMC received a fee (after waivers) of 0.12% of its average daily net assets.

SERVICE PROVIDERS


    The chart below provides information on the Portfolio's service providers.


Asset                                        Shareholder
Management                                   Services


           ADVISER                                   TRANSFER AGENT

RODNEY SQUARE MANAGEMENT CORP.                         PFPC INC.

     RODNEY SQUARE NORTH                          400 BELLEVUE PARKWAY

  1100  NORTH MARKET STREET                       WILMINGTON, DE 19809

   WILMINGTON, DE 19890-0001

                                               Handles shareholder services,
                                                including recordkeeping and
 Manages the Series' investment                  statements, payment of
          activities.                          distributions and processing
                                                 of buy and sell requests.


                                 WT MUTUAL FUND

                         Premier Money Market Portfolio


Fund                                         Asset Safe
Operations                                   Keeping


        ADMINISTRATOR AND                               CUSTODIAN
        ACCOUNTING AGENT
                                                 WILMINGTON TRUST COMPANY
           PFPC INC.
                                                   1100 N. MARKET STREET
      400 BELLEVUE PARKWAY
                                                    WILMINGTON, DE 19890
       WILMINGTON, DE 19809

  Provides facilities, equipment              Holds the Portfolio's assets,
    and personnel to carry out              settles all portfolio trades and
  administrative services related            collects most of the valuation
   to the Portfolio and calculates         data required for calculating the
     the Portfolio's NAV and                    Portfolio's NAV per share.
         distributions.


                       Distribution


                                   DISTRIBUTOR

                             PFPC DISTIBUTORS, INC.

                               3200 HORIZON DRIVE

                            KING OF PRUSSIA, PA 19406

                       Distributes the Portfolio's shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

    The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

      PLAIN TALK

                      WHAT IS THE NET ASSET VALUE OR "NAV"?

                          NAV  =  Assets - Liabilities
                                  --------------------
                                  Outstanding Shares

    PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern Time on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

    Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

      New Year's Day               Memorial Day        Veterans' Day
      Martin Luther King, Jr. Day  Independence Day    Thanksgiving Day
      President's Day              Labor Day           Christmas Day
      Good Friday                  Columbus Day

PURCHASE OF SHARES

      PLAIN TALK

                             HOW TO PURCHASE SHARES:

           - Directly by mail or by wire

           - As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account

           - As a client of a Service Organization

    Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.


    You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


    BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Premier Money Market Portfolio, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          REGULAR MAIL:                      OVERNIGHT MAIL:
          -------------                      ---------------
          Wilmington Premier Money Market    Wilmington Premier Money Market
          Portfolio                          Portfolio
          c/o PFPC Inc                       c/o PFPC Inc.
          P.O. Box 8951                      400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899               Wilmington, DE 19809

    BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

    ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern Time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern Time, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

    Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.


    It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

    For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

      PLAIN TALK

                       HOW TO REDEEM (SELL) SHARES:

           - By mail
           - By telephone


    You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern Time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemp- tions. The Portfolio's name and your account number should accompany any redemption requests.


    BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

          REGULAR MAIL:                      OVERNIGHT MAIL:
          -------------                      ---------------
          Wilmington Premier Money Market    Wilmington Premier Money Market
          Portfolio                          Portfolio
          c/o PFPC Inc.                      c/o PFPC Inc.
          P.O. Box 8951                      400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899               Wilmington, DE 19809

    BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

    ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

    If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

    SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

    For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

      PLAIN TALK

                             WHAT IS AN EXCHANGE OF SHARES?

           An exchange of shares allows you to move your money from one fund to another fund within a family of funds.


    You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following Portfolios:

    Wilmington Short/Intermediate Bond Portfolio

    Wilmington Broad Market Bond Portfolio

    Wilmington Municipal Bond Portfolio

    Wilmington Large Cap Growth Portfolio

    Wilmington Large Cap Core Portfolio

    Wilmington Small Cap Core Portfolio

    Wilmington International Multi-Manager Portfolio

    Wilmington Large Cap Value Portfolio

    Wilmington Mid Cap Value Portfolio

    Wilmington Small Cap Value Portfolio

    Wilmington Balanced Portfolio

    Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

    Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder' s account of less than $500.


    To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

      PLAIN TALK

                             WHAT IS NET INVESTMENT INCOME?

           Net investment income consists of interest earned by a fund on its investments less accrued expenses.

    Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

    All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

    As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

    You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.


    STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.


    This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS


    PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


MASTER/FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

    For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

                              FOR MORE INFORMATION

    FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO,THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

    ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

    STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

    Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

    WT Mutual Fund
    c/o PFPC Inc. 400
    Bellevue Parkway Suite 108
    Wilmington, Delaware 19809
    (800) 336-9970
    9:00 a.m. to 5:00 p.m., Eastern time

    Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Roommay be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

    FOR MORE INFORMATION ON OPENING A NEW ACCOUNT,MAKING CHANGES TO EXISTING ACCOUNTS,PURCHASING,EXCHANGING OR REDEEMING SHARES,OR OTHER INVESTOR SERVICES,PLEASE CALL 1-(800)-336-9970.

   The investment company registration number for WT Mutual Fund is 811-08648.

                             -----------------------

                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC

                             -----------------------

                                    * * * *

                            THE ROXBURY BALANCED FUND

===============================================================================

                        PROSPECTUS DATED _________, 2001

This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

           PRESENTLY CLASS A SHARES ARE BEING OFFERED ONLY TO CERTAIN
        PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET VALUE.
           CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,      FUND DESCRIPTION
RISKS AND EXPENSES OF THE             Summary..................................1
FUND.                                 Fees and Expenses........................2
                                      Adviser Prior Performance................7
                                      Investment Objective.....................4
                                      Primary Investment Strategies............5
                                      Additional Risk Information..............5

DETAILS ABOUT THE SERVICE             MANAGEMENT OF THE FUND
PROVIDERS.                            Investment Adviser.......................9
                                      Fund Manager.............................9
                                      Service Providers.......................10

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND              How Share Price is Calculated...........11
CLOSING AN ACCOUNT IN THE             Selecting the Correct Class of Shares...11
FUND.                                 Sales Charge Reductions and Waivers.....13
                                      Purchase of Shares......................15
                                      Redemption of Shares....................16
                                      Exchange of Shares......................16
                                      Distributions...........................17
                                      Taxes...................................17

DETAILS ON DISTRIBUTION PLANS,        DISTRIBUTION AND SERVICE ARRANGEMENTS
DISTRIBUTION AND SERVICE FEES         Rule 12b-1 Fees.........................18
AND THE FUND'S MASTER/FEEDER          Shareholder Service Fees................18
ARRANGEMENT.                          Master/Feeder Structure.................19


                                      FOR MORE INFORMATION............back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            THE ROXBURY BALANCED FUND

FUND DESCRIPTION

     PLAIN TALK
     ------------------------------------------------------------------
                             WHAT IS A MUTUAL FUND?
     A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
     ------------------------------------------------------------------

SUMMARY
Investment Objective       -    The ROXBURY BALANCED FUND seeks long-term
                                capital growth and current income.
--------------------------------------------------------------------------------
Investment Focus           -    A portfolio of equity and fixed-income
                                securities.
--------------------------------------------------------------------------------
Share Price Volatility     -    Low to moderate.
--------------------------------------------------------------------------------
Principal Investment       -    The Fund seeks its investment objective by
Strategy                        investing between 50% and [70]% of its assets in
                                equity securities and between 30% and 50% in
                                fixed-income securities.
                           -    For the equity portion of the Fund, the adviser
                                selects stocks it believes exhibit consistent,
                                above-average earnings growth, superior quality
                                and attractive risk/reward characteristics. The
                                adviser analyzes the stocks of over 2,000
                                companies for high quality companies which are
                                growing at about double the market's average
                                rate. The adviser's equity approach focuses on
                                stock selection and generally sells stocks when
                                the risk/rewards of a stock turn negative, when
                                company fundamentals deteriorate, or when a
                                stock under performs the market or its peer
                                group.
                           -    For the fixed-income portion of the Fund, the
                                adviser selects high-grade fixed-income
                                securities with intermediate maturities from
                                among the Treasury, government-agency and
                                corporate bond sectors.
                           -    The adviser determines how the Fund will
                                allocate and reallocate its assets among equity
                                securities and bonds and other fixed-income
                                securities.
                           -    The Fund operates as a "feeder fund" which means
                                that the Fund does not buy individual securities
                                directly. Instead, it invests in a corresponding
                                mutual fund or "master fund," which in turn
                                purchases the actual stock holdings. The Fund's
                                master fund is the Balanced Series (the
                                "Series") of WT Investment Trust I.
                           -    In a master/feeder arrangement, a feeder fund,
                                like the Fund, takes your investment dollars and
                                transfers them to an even larger pool, like the
                                Series, for greater efficiency. The Fund and the
                                Series have the same investment objective,
                                policies and limitations. When this prospectus
                                refers to investments of the Fund it is actually
                                referring to the investments of the Series.
--------------------------------------------------------------------------------
Principal                  Risks The Fund is subject to the following risks
                           summarized below which are further described under "Additional Risk Information."

                           -    The Fund's investment performance depends upon
                                how its assets are allocated and reallocated
                                among equity fixed-income securities.
                                Accordingly, the Fund's performance will depend
                                on the adviser's ability to make optimal asset
                                allocation decisions.
                           -    There is no guarantee that the stock market or
                                the stocks that the Fund buys will always
                                increase in value. It is possible to lose money
                                by investing in the Fund.
                           -    The fixed-income securities in which the Fund
                                invests through their corresponding Series are
                                subject to credit risk, prepayment risk, market
                                risk, liquidity risk and interest rate risk.
                                Typically when interest rates rise, the market
                                prices of fixed-income securities go down.
                           -    The Fund's share price will fluctuate in
                                response to changes in the market value of the
                                Fund's investments. Market value will change as
                                a result of business developments affecting an
                                issuer as well as general market and economic
                                conditions.
                           -    The performance of the Fund will depend on how
                                successfully the adviser pursues its investment
                                strategy.
--------------------------------------------------------------------------------
Investor Profile           -    Investors who want current income and capital
                                appreciation through a mix of investments that
                                provide above-average price stability.
--------------------------------------------------------------------------------

FEES AND EXPENSES

     PLAIN TALK
     ------------------------------------------------------------------
                             WHAT ARE FUND EXPENSES?
     Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.
     ------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

     PLAIN TALK
     ------------------------------------------------------------------
                             WHAT ARE SALES CHARGES?
     The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.
     ------------------------------------------------------------------

SHAREHOLDER  FEES (FEES PAID  DIRECTLY FROM YOUR         CLASS A              CLASS B(a)               CLASS C
INVESTMENT)                                            ----------             ----------             ----------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)        5.50% (b)                None                   None
Maximum deferred sales charge                            None(c)                5.00%(d)               1.00%(e)
Maximum sales charge imposed on
   reinvested dividends (and other
   distributions)                                         None                   None                   None
Redemption fee(f)                                         None                   None                   None

-------------------------
(a) Class B shares convert to Class A shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.
(b)  Reduced for purchases of $50,000 and more.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third and fourth years; 2.00% during the fifth year; and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC only if such shares are redeemed within the first 18 months after purchase.
(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

ANNUAL FUND OPERATING EXPENSES1 (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS(1)                               CLASS A               CLASS B               CLASS C
                                                           -------               -------               -------
Management fees                                             0.55%                 0.55%                 0.55%
Distribution (12b-1) fee                                    0.00%                 0.75%                 0.75%
Shareholder Service fee                                     0.25%                 0.25%                 0.25%
Other expenses(2)                                           1.00%                 1.00%                 1.00%
TOTAL ANNUAL OPERATING EXPENSES(3)                          1.80%                 2.55%                 2.55%
Cost Reduction                                              0.50%                 0.50%                 0.50%
 TOTAL NET EXPENSES                                         1.30%                 2.05%                 2.05%

-------------------------
(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.
(2) "Other expenses" are based on estimated amounts for the current fiscal year.
(3) The adviser has a contractual obligation through November 2011 to reduce its fees and/or reimburse expenses to limit the total annual operating expenses to 1.30% for Class A Shares, 2.05% for each of Class B shares and Class C shares. This arrangement will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-    you reinvested all dividends and other distributions
-    the average annual return was 5%
- the Fund's total operating expenses are charged and remain the same over the time periods
-    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                  1 YEAR       3 YEARS
                                                                  ------       -------
Class A(1)                                                         $675        $939

Class B (assuming no redemption)                                   $208        $643

Class B (assuming complete redemption at the end of the            $708        $943
period)2

Class C (assuming no redemption)                                   $208        $643

Class C (assuming complete redemption at end of period)(2)         $308        $643

(1)  Assumes deduction of maximum sales charge at time of purchase.
(2)  Assumes deduction of maximum deferred sales charge at redemption.

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVE

The Fund and the Series each seek long-term capital growth and current income.

This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     PLAIN TALK
     -------------------------------------------------------------------
                            WHAT ARE BALANCED FUNDS?
     Balanced funds invest in common stocks and bonds to provide current income and capital appreciation. Generally, the equity portion of a balanced fund provides capital growth, while the fixed-income portion provides steady income and reduced volatility.
     -------------------------------------------------------------------

The Fund invests its assets in the Series, which, under normal market conditions, invests between 50% and [70]% of its assets in common stocks and between 50% and 30% of its assets in fixed-income securities. When deciding upon allocations within these prescribed ranges, the adviser does not follow a predetermined allocation of equity securities and fixed-income securities. Instead, the adviser will determine the mix of equity and fixed-income securities by considering the risk and reward potential of equity and fixed income investments in light of current market conditions.

EQUITY PORTION

For its equity portion, the Series invests in the following equity (or equity-related) securities:

-    common stocks of U.S. corporations;
-    securities convertible into the common stock of U.S. corporations; and
-    options on common stock or options on stock indexes.

In selecting stocks for the equity portion of the Series, the adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. The Fund's equity investments will emphasize large cap growth stocks, but also may include medium cap stocks and special situations.

The adviser uses a bottom-up approach to investing. This investment approach searches for potential investment opportunities in individual companies by researching a company's financial statements, underlying industry trends, competitive dynamics and other relevant information.

The adviser selects stocks of companies it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser uses a bottom-up approach to not only identify new investment opportunities, but also to evaluate existing investments on an on going basis to determine continued suitability. The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies that are growing their earnings at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to additional research before an investment decision is made with respect to such stocks.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser depending upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

FIXED INCOME PORTION

     PLAIN TALK
     -------------------------------------------------------------------
                       WHAT ARE FIXED-INCOME SECURITIES?
     Fixed-income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed-income" security.
     -------------------------------------------------------------------

For its fixed-income portion, the Series invests in the following fixed-income securities:

-    U.S. government and government agency obligations;
-    bank obligations;
-    corporate bonds, notes and commercial paper; and
-    asset-backed and mortgage-backed securities.

In selecting fixed-income securities, the adviser focuses on three areas it believes are essential to the management of fixed income securities:

- MATURITY: The Fund focuses on bonds with intermediate maturities to capture optimal yield while minimizing interest rate risk.

- SECTOR SELECTION: The adviser takes a low-risk approach to adding income by seeking the best value among the Treasury, government agency, and corporate sectors. By blending securities from sectors with different risk/reward characteristics, the Fund can provide enhanced returns at minimal risk. This approach is biased toward higher yielding securities because, over time, income can be a significant and predictable component of total return.

- CAREFUL CREDIT ANALYSIS: Leveraging its expertise in the credit arena enables the adviser to more accurately assess the risk/reward opportunities offered by corporate bonds.

The Fund may also invest in other securities, such as futures, provided such securities are consistent with the Fund's investment objective.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Fund may not be able to achieve its investment objective. The Fund also may use other strategies and engage in other investment practices, which are described in detail in the Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

- ALLOCATION RISK: The Fund's investment performance depends on how its assets are allocated and reallocated between equity and fixed-income securities. Accordingly, a principal risk of the Fund is that the adviser may make less than optimal or poor asset allocation decisions. While the adviser will seek to identify allocations for the Fund that will provide consistent, quality performance for the Fund, there is no guarantee that the adviser's allocation techniques will produce the desired results. The adviser's allocation of the Fund's assets may be affected by various market conditions.

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- DERIVATIVES RISK: Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield earned by the Fund will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

ADVISER'S PRIOR PERFORMANCE IN BALANCED SEPARATE ACCOUNTS
The table below shows relevant performance data for the adviser and its predecessors' investment advisory accounts (the "Accounts") during the ten year period ended December 31, 2000, using a similar investment approach specified for the Fund described under "Investment Objective" and "Primary Investment Strategies."

The results for the period January 1, 1990 through July 31, 1998 are the results of Roxbury Capital Management Inc., the predecessor to Roxbury Capital Management, LLC.


The Accounts constitute the portfolios managed by the adviser (and its predecessor) that have an identical or substantially similar investment objective or investment approach as the Fund and that have met certain basic criteria as to minimum account value, discretionary status, tax-exempt status and period of management of more than one month. The Accounts were not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986, as amended. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. You should not rely on the following performance data as an indication of future performance of the adviser or of the Fund.

              TOTAL RETURN OF ADVISER'S BALANCED SEPARATE ACCOUNTS

                                1 Year           3 Years           5 Years           10 Years
Average Annual Return for        Ended            Ended             Ended             Ended
the Periods Specified:       June 30, 2001    June 30, 2001     June 30, 2001     June 30, 2001
                             -------------    -------------     -------------     -------------
The Accounts (net of
expenses(1))                    ______%          ______%           ______%           ______%

S&P 500 (60%)/Lehman
Brothers Government/
Corporate Bond (40%)
Composite Index                 ______%          ______%           ______%           ______%

Please read the following important notes concerning the Accounts:

1. The results for the Accounts reflect both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of the Accounts with a minimum size of $1,000,00 since January 1, 1995. Return figures are net of applicable fees and expenses (other than separate custody fees). As of April 1, 1995, the Accounts were valued daily.

2. The composite index is a weighted average consisting of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Bond Index. The LBGC Bond Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations.

     PLAIN TALK
     -------------------------------------------------------------------
                                WHAT IS AN INDEX?
     An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
     -------------------------------------------------------------------

     SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: You should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are reduced to reflect the deduction of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.

MANAGEMENT OF THE FUND
The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Roxbury Investment Committee.

INVESTMENT ADVISER

     PLAIN TALK
     -------------------------------------------------------------------
                             WHAT IS AN ADVISER?
     The adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.
     -------------------------------------------------------------------


Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Series). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. As of September 30, 2001, the adviser had $7.3 billion assets under management. The Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion].


FUND MANAGER
The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Fund and relies on Roxbury's research team.

SERVICE PROVIDERS
The following chart provides information on the Fund's primary service providers.


Asset                                                                      Shareholder
Management                                                                 Services
--------------------------------------                                     ----------------------------------
              ADVISER                                                               TRANSFER AGENT

  ROXBURY CAPITAL MANAGEMENT, LLC                                                      PFPC INC.
      100 WILSHIRE BOULEVARD                                                     400 BELLEVUE PARKWAY
             SUITE 600                                                           WILMINGTON, DE 19809
      SANTA MONICA, CA 90401                                                           SUITE 108

                                                                              Handles shareholder services,
                                                                               including recordkeeping and
                                                                                 statements, payment of
   Manages the Fund's investment          -----------------------------      distribution and processing of
            activities.                                                          buy and sell requests.
--------------------------------------                                     ----------------------------------
                                                  THE ROXBURY

                                                 BALANCED FUND

Fund                                                                       Asset
Operations                                                                 Safe Keeping
--------------------------------------                                     ----------------------------------

          ADMINISTRATOR AND               -----------------------------                CUSTODIAN
          ACCOUNTING AGENT
                                                                                  WILMINGTON TRUST COMPANY
             PFPC INC.                                                            l100 NORTH MARKET STREET
       400 BELLEVUE PARKWAY                                                         WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and                                                Holds the Fund's assets,
      personnel to carry out                                                    settle all portfolio trades
administrative services related to                                                and collect most of the
the Fund and calculates the Fund's                                              valuation data required for
      NAV and distributions.                                                   calculating the Fund's NAV per
                                                                                           share.
--------------------------------------                                    ----------------------------------
                                         Distribution
                                        ------------------------------
                                                   DISTRIBUTOR

                                             PFPC DISTRIBUTORS, INC.
                                               3200 HORIZON DRIVE
                                           KING OF PRUSSIA, PA 19406

                                        Distributes the Fund's shares.
                                        ------------------------------


SHAREHOLDER INFORMATION
HOW SHARE PRICE IS CALCULATED

The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

     PLAIN TALK
     -------------------------------------------------------------------
                  WHAT IS THE NET ASSET VALUE OR "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                                 Outstanding Shares
     -------------------------------------------------------------------

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

  New Year's Day                    Memorial Day          Veterans Day
  Martin Luther King, Jr. Day       Independence Day      Thanksgiving Day
  Presidents' Day                   Labor Day             Christmas Day
  Good Friday                       Columbus Day

SELECTING THE CORRECT CLASS OF SHARES
This prospectus offers Class A, Class B and Class C shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES--INITIAL SALES CHARGE
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 17). Class A shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

YOUR INVESTMENT                       AS A PERCENTAGE OF      AS A PERCENTAGE OF
                                        OFFERING PRICE         YOUR INVESTMENT
$50,000 and less                            5.50%                   5.82%
$50,000 up to $150,000                      5.00%                   5.26%
$150,000 up to $250,000                     4.50%                   4.71%
$250,000 up to $500,000                     3.50%                   3.63%
$500,000 up to $1,000,000                   3.00%                   3.09%
Over $1,000,000                             0.00%                   0.00%

CLASS B SHARES--DEFERRED SALES CHARGE
If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year after purchase, Class B shares will automatically convert into Class A shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $2,000.

CLASS C SHARES--PAY AS YOU GO
If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

     -    Class B Shares

     YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
           1st year                         5.00%
           2nd year                         4.00%
           3rd year                         3.00%
           4th year                         3.00%
           5th year                         2.00%
           6th year                         1.00%
           7th year                          None
      After the 7th year                     None

     Class B shares will be automatically converted to Class A shares at the end of the eighth year after purchase.

     -    Class C Shares
     If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES
The Fund may also offer other classes of shares from time to time for special purposes. These other classes will, if offered, not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

- Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans

- Qualifying distributions from qualified retirement plans and other employee benefit plans

- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2

-    Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C shares is $2,000 (including IRAs) and $100 for subsequent investments. The adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the net asset value for the class of shares selected. If your purchase order is received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the Transfer Agent at (800) 497-2960, or see our Statement of Additional Information.

For information on an automatic investment plan or a payroll investment plan, see our Statement of Additional Information.

REDEMPTION OF SHARES

     PLAIN TALK
     -------------------------------------------------------------------
                       HOW TO REDEEM (SELL) SHARES:

          -    By mail
          -    By telephone
     -------------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

SMALL ACCOUNTS: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES
     PLAIN TALK
     -------------------------------------------------------------------
                        WHAT IS AN EXCHANGE OF SHARES?
     An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
     -------------------------------------------------------------------

You may exchange all or a portion of your shares of the Fund for shares in the same class of the following portfolios:

Roxbury Large Cap Growth Fund
Roxbury Mid Cap Fund
Roxbury Science and Technology Fund
Roxbury Socially Responsible Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase through an exchange will be effected at the NAV per share determined at the time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchange shares.

Before requesting an exchange, you should review the prospectus of the portfolio you wish to acquire. To obtain prospectuses of the other portfolios, you may call (800) 497-2960. To obtain more information about exchanges or to place exchange orders, contact the Transfer Agent, or your financial professional. The portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     PLAIN TALK
     -------------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?
     Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
     -------------------------------------------------------------------

Distributions from the net investment income of the Fund are declared and paid quarterly to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in the Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

The Distributor manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell fund shares.

     PLAIN TALK
     -------------------------------------------------------------------
                   HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?
     Your financial consultant is thoroughly familiar with the Fund and with Roxbury Capital Management. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
     -------------------------------------------------------------------

RULE 12b-1 FEES

     PLAIN TALK
     -------------------------------------------------------------------
                              WHAT ARE 12B-1 FEES?
     12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
     -------------------------------------------------------------------

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has separate distribution plans for the Class B and Class C shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES
The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER /FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Series, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

ROXBURY BALANCED FUND
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 497-2960
8:30 a.m. to 5:00 p.m. Eastern time


Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                           PLEASE CALL (800) 497-2960.

The investment company registration number is 811-08648.

                       ----------------------------------
                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC
                       ----------------------------------



                      THE ROXBURY SOCIALLY RESPONSIBLE FUND

================================================================================

                          PROSPECTUS DATED NOVEMBER 1, 2001

This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.



     PRESENTLY CLASS A SHARES OF THE FUND ARE BEING OFFERED ONLY TO CERTAIN PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET VALUE. SEE "SALES
  CHARGE REDUCTIONS AND WAIVERS." CLASS B AND CLASS C SHARES ARE NOT CURRENTLY
                                 BEING OFFERED.

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

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,            PORTFOLIO DESCRIPTION
RISKS AND EXPENSES OF THE                   Summary                                               1
FUND.                                       Fees and Expenses                                     2
                                            Adviser Prior Performance                             4
                                            Investment Objective                                  5
                                            Primary Investment Strategies                         5
                                            Additional Risk Information                           7
                                            Financial Highlights                                  9

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE FUND
PROVIDERS.                                  Investment Adviser                                   10
                                            Fund Manager                                         10
                                            Service Providers                                    11

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    How Share Price is Calculated                        12
CLOSING AN ACCOUNT IN THE                   Selecting the Correct Class of Shares                12
FUND.                                       Sales Charge Reductions and Waivers                  14
                                            Purchase of Shares                                   16
                                            Redemption of Shares                                 17
                                            Exchange of Shares                                   17
                                            Distributions                                        18
                                            Taxes                                                18

DETAILS ON DISTRIBUTION PLANS,              DISTRIBUTION AND SERVICE ARRANGEMENTS
DISTRIBUTION AND SERVICE FEES               Rule 12b-1 Fees                                      19
AND THE FUND'S MASTER/FEEDER                Shareholder Service Fees                             20
ARRANGEMENT.                                Master/Feeder Structure                              20

                                            FOR MORE INFORMATION                         back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                      THE ROXBURY SOCIALLY RESPONSIBLE FUND

FUND DESCRIPTION

         PLAIN TALK
          ----------------------------------------------------------------------
                                     WHAT IS A MUTUAL FUND?
          ----------------------------------------------------------------------
          A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
          ----------------------------------------------------------------------

SUMMARY

Investment Objective       -    THE ROXBURY SOCIALLY RESPONSIBLE FUND seeks
                                superior long-term growth of capital.
--------------------------------------------------------------------------------
Investment Focus           -    Equity securities (generally common stocks)
--------------------------------------------------------------------------------
Share Price Volatility     -    Moderate to high
--------------------------------------------------------------------------------
Principal Investment       -    The Fund is a diversified portfolio that invests
Strategies                      in stocks which the adviser believes exhibit
                                consistent, above-average earnings growth, industry leadership, attractive risk/reward characteristics, and meet the community, environment, employees and diversity
                                ("CEEDs(TM)") social criteria.
                           -    The Fund operates as a "feeder fund" which means
                                that the Fund does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases the actual stock holdings. The Fund's master fund is the Socially Responsible Series
                                (the "Series") of WT Investment Trust I.
                           -    In a master/feeder arrangement, a feeder fund,
                                like the Fund, takes your investment dollars and transfers them to an even larger pool, like the Series, for greater efficiency. The Fund and the Series have the same investment objective, policies and limitations. When this prospectus refers to investments of the Fund it is actually referring to the investments of the Series.
                           -    The adviser purchases stocks, and in the case of
                                foreign companies, American Depository Receipts
                                ("ADRs"), it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the stocks of over 2,000 companies to search for industry leading companies which are growing at faster rates than the market's average rate. The Adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate or when a stock violates CEEDs(TM) and other socially responsible criteria.

--------------------------------------------------------------------------------
Principal Risks            The Fund is subject to the following risks summarized
                           below, which are further described under "Additional
                           Risk Information."
                           -    There is no guarantee that the stock market or
                                the stocks that the Fund buys will always
                                increase in value. Therefore, it is possible to
                                lose money by investing in the Fund.
                           -    The Fund's share price will fluctuate in
                                response to changes in the market value of the
                                Fund's investments. Market value will change as
                                a result of business developments affecting an
                                issuer as well as general market and economic
                                conditions.
                           -    Growth-oriented  investments  may be more
                                volatile than the rest of the U.S. stock
                                market as a whole.
                           -    Investments in a foreign market are subject to
                                foreign security risk and the risk of losses
                                caused by changes in foreign currency exchange
                                rates.
                           -    The performance of the Fund will depend on how
                                successfully the Adviser pursues its investment
                                strategy. Because the Fund avoids certain
                                companies not considered socially responsible,
                                it could miss out on the performance of
                                companies that do not meet the Fund's socially
                                responsible criteria.
--------------------------------------------------------------------------------
Investor Profile           -    Investors who want the value of their
                                investment to grow with a focus on companies
                                pursuing socially responsible policies and who
                                are willing to accept more volatility for the
                                possibility of growth returns.
--------------------------------------------------------------------------------

FEES AND EXPENSES

         PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT ARE FUND EXPENSES?
Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

         PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT ARE SALES CHARGES?
The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.
--------------------------------------------------------------------------------

SHAREHOLDER  FEES (FEES PAID  DIRECTLY FROM YOUR
INVESTMENT)                                              CLASS A              CLASS B(a)               CLASS C
                                                         -------              ----------               -------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)        5.50%(b)                 None                   None
Maximum deferred sales charge                            None(c)               5.00%(d)               1.00%(e)
Maximum sales charge imposed on
   reinvested dividends (and other
   distributions)                                         None                   None                   None
Redemption fee(f)                                         None                   None                   None

---------------------
(a) Class B shares convert to Class A shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.
(b)     Reduced for purchases of $50,000 and more.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third year and fourth year; 2.00% during the fifth year; and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.
(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                  CLASS A              CLASS B               CLASS C
                                                            -------              -------               -------
Management fees                                                0.75%                0.75%                0.75%
Distribution (12b-1) fee                                       None                 0.75%                0.75%
Shareholder Service fee                                        0.25%                0.25%                0.25%
Other expenses(2)                                            298.88%              298.88%              298.88%
                                                             ------               ------               ------
Total Annual Operating Expenses(3)                           299.88%              300.63%              300.63%
Cost Reduction                                              (298.33)%            (298.33)%            (298.33)%
                                                             ------               ------               ------
TOTAL NET EXPENSES                                             1.55%                2.30%                2.30%
                                                             ======               ======               ======


(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.
(2) "Other expenses" are based on estimated amounts for the current fiscal year.
(3) The adviser has a contractual obligation through November 2011 to waive a portion of its fees and assume certain expenses of the above funds to limit the total annual operating expenses to 1.55% for Class A Shares and 2.30% for each of Class B and Class C shares. This arrangement will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-    you reinvested all dividends and other distributions

-    the average annual return was 5%

- the Fund's maximum total operating expenses are charged and remain the same over the time periods

-    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                      1 YEAR          3 YEARS           5 YEARS           10 YEARS
                                                      ------          -------           -------           --------
Class A(1)                                             $699           $1,013             $1,348            $2,294

Class B (assuming no redemption)                       $233            $718              $1,230            $2,448

Class B (assuming complete redemption at the
end of the 1 year or 3 year period)(2)                 $733           $1,018             $1,430            $2,448

Class C (assuming no redemption)                       $233            $718              $1,230            $2,636
Class C (assuming complete redemption
at the end of the 1 year or 3 year period)(2)          $333            $718              $1,230            $2,636

(1)   Assumes deduction at time of purchase of maximum sales charge.
(2)   Assumes deduction at redemption of maximum deferred sales charge.

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

ADVISER'S PRIOR PERFORMANCE IN SOCIALLY RESPONSIBLE SEPARATE ACCOUNTS
The table below shows relevant performance data for the Adviser and its predecessors' investment advisory accounts (the "Accounts") during the ten year period ended September 30, 2001, using the same investment approach specified for the Fund described under "Investment Objective" and "Primary Investment Strategies."

The results for the period October 1, 1991 through July 31, 1998 are the results of Roxbury Capital Management Inc., the predecessor to Roxbury Capital Management, LLC.



The Accounts constitute the portfolios managed by the Adviser (and its predecessor) that have an identical or substantially similar investment objective or investment approach as the Fund and that have met certain basic criteria as to minimum account value, discretionary status, tax-exempt status and period of management of more than one month. The Accounts were managed for tax-exempt clients and, therefore, may have been managed differently than for taxable clients. The Accounts were not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986, as amended. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The Adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. You should not rely on the following performance data as an indication of future performance of the Adviser or of the Fund.



        TOTAL RETURN OF ADVISER'S SOCIALLY RESPONSIBLE SEPARATE ACCOUNTS

------------------------------------------------------------------------------------------------
                                1 YEAR           3 YEARS           5 YEARS           10 YEARS
AVERAGE ANNUAL RETURN FOR        ENDED            ENDED             ENDED             ENDED
THE PERIODS SPECIFIED:      SEPT. 30, 2001    SEPT. 30, 2001    SEPT. 30, 2001    SEPT. 30, 2001
                            --------------   ---------------    --------------    --------------
The Accounts (net of
expenses)                       -52.78%           -0.61%            7.33%             10.87%
S&P 500 Index                   -26.62%           2.04%             10.23%            12.69%
------------------------------------------------------------------------------------------------

Please read the following important notes concerning the Accounts:

1. The results for the Accounts reflect both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of the Accounts with a minimum size of $1,000,00 since January 1, 1995. Return figures are net of applicable fees and expenses (other than separate custody fees). As of April 1, 1995, the Accounts were valued daily.

2. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value.

         PLAIN TALK
         -----------------------------------------------------------------------
                                        WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. An index does not have an adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         -----------------------------------------------------------------------


     SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: You should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in rules established by the SEC, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are reduced to reflect the deduction of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.



INVESTMENT OBJECTIVE
The Fund and the Series seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in the securities primarily comprising the S&P 500 Index that exceeds the return of the S&P 500 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         PLAIN TALK
         -----------------------------------------------------------------------
                                     WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                      WHAT ARE SOCIALLY RESPONSIBLE FUNDS?
Socially Responsible funds include proactive screens, exclusionary screens, and proxy voting. Emphasis is placed on the CEEDs(TM) criteria of community, environment, employees, and diversity. Exclusionary screens eliminate those companies which are major participants in or whose primary business is the production of alcoholic beverages, tobacco, gambling, nuclear power, and military weapons.
--------------------------------------------------------------------------------

The Fund is a non-diversified portfolio which seeks to achieve its investment objective by investing its assets in the Series. The Series, under normal market conditions, may invest 100% of its total assets in the following equity (or equity-related) securities:

- common stocks of corporations that are judged by the adviser to have strong growth characteristics;
- securities convertible into the common stock of corporations described above;
- American Depository Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. Citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depository Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded;
-    options on common stock or options on stock indexes.

The Adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The Adviser selects stocks it believes exhibit consistent, above-average earnings growth, industry leadership, attractive risk/reward characteristics and meet the CEEDs(TM) social criteria. These companies are expected to generate consistent earnings growth in a variety of economic environments.

The Adviser also seeks to provide a greater margin of safety and stability in its investments. Rapid earnings growth is expected to translate ultimately into superior total returns. Additionally, several valuation tools are used to avoid over-paying for growth stocks. Over time, the Adviser believes these favorable characteristics will produce better returns with less risk than many other growth styles.

The Adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies that are growing their earnings at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical attributes or factors.

After applying the fundamental investment analysis, the research process for the Series also includes proactive screens, exclusionary screens, and proxy voting, with emphasis placed on the community, environment, employees, and diversity (CEEDs(TM)). These screens permit identification of the companies that are not only making a positive contribution to the community, environment, and employees, but are also creating policies for superior long-term shareholder returns. The Series excludes companies, based on data available to the Adviser, whose primary business is the production of alcoholic beverages, the production of tobacco products, gaming or lottery, weapons related contracting, or nuclear power.

Final purchase candidates are selected by the Adviser's investment committee based on attractive risk/reward characteristics, social criteria and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The Adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, the stock underperforms the market or its peer group or the company violates the social criteria.

The Fund's investments will emphasize large cap growth stocks (generally $5 billion or more of market capitalization at the time of purchase), but also may include small to medium cap stocks (between $1 billion and 5 billion in total market capitalization) and special situations (expected stable return, favorable risk/reward characteristics, typically involving corporate restructuring). The Fund may also use derivative securities from time to time in order to manage cash flows in and out of the Fund while remaining fully invested.

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective. The series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
- INDUSTRY AND SECURITY RISK: The risk that the value of securities in a particular industry or the value of an individual stock will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock. Because the Series avoids investing in companies that do not meet socially responsible criteria, its exposure to certain industry sectors may be greater or less than similar funds or market indexes. This could affect the Fund's performance.
- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.
- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so.
     Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.
- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefor changes in foreign currency exchange rates affect the net asset value of the Fund.
- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.
- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
- VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial Highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's Financial Statements, is included in the Annual Report, which is available without charge upon request.


SOCIALLY RESPONSIBLE FUND - CLASS A SHARES                            FOR THE PERIOD
                                                                   DECEMBER 14, 2000(1)
                                                                         THROUGH
                                                                       JUNE 30, 2001
                                                                  ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                       $5.00
                                                                  ----------------------

INVESTMENT OPERATIONS:
   Net investment loss(5)                                                   (0.02)
   Net realized and unrealized loss on investments                          (1.16)
                                                                  ----------------------
     Total from investment operations                                       (1.18)
                                                                  ----------------------

DISTRIBUTIONS:
   From net investment income                                                 --
   From net realized gains                                                    --
                                                                  ----------------------
     Total distributions                                                      --
                                                                  ----------------------
NET ASSET VALUE - END OF PERIOD                                             $3.82
                                                                  ======================

TOTAL RETURN(6)                                                            (23.60)%(2)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
     Including expense limitations                                           1.55%(3)
     Excluding expense limitations                                         299.88%(3)
   Net investment loss                                                      (0.81)%(3)
Portfolio Turnover                                                             21%(2)
Net assets at end of period (000 omitted)                                     $47



(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Socially Responsible Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(5) The net investment loss per share was calculated using average share outstanding method.
(6)  Excluding sales charge.

MANAGEMENT OF THE FUND
The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Roxbury Investment Committee.

INVESTMENT ADVISER

         PLAIN TALK
         -----------------------------------------------------------------------
                                       WHAT IS AN ADVISER?
         The Adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Series). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as Adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. The Series pays a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

For the fiscal year ended June 30, 2001, Roxbury waived its advisory fee. Had there been no waiver, Roxbury would have received a fee of 0.75% of the Series' average daily net assets.

FUND MANAGER
The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS
The following chart provides information on the Fund's primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services
------------------------------------                                         --------------------------------
                                                                                     TRANSFER AGENT
             ADVISER
                                                                                        PFPC INC.
                                                                           400 BELLEVUE PARKWAY
    ROXBURY CAPITAL MGMT., LLC                                                    WILMINGTON, DE 19809
      100 WILSHIRE BOULEVARD                                                            SUITE 108
             SUITE 600
      SANTA MONICA, CA 90401                                                  Handles shareholder services,
                                                                               including recordkeeping and
                                                                                 statements, payment of
   Manages the Fund's investment                                             distribution and processing of
            activities.                                                          buy and sell requests.
------------------------------------                                         --------------------------------


                                        --------------------------------



                                                ROXBURY SOCIALLY
                                                RESPONSIBLE FUND


                                        --------------------------------


Fund                                                                         Asset
Operations                                                                   Safe Keeping
------------------------------------                                         --------------------------------

                                                                                        CUSTODIAN

         ADMINISTRATOR AND                                                      WILMINGTON TRUST COMPANY
         ACCOUNTING AGENT                                                          RODNEY SQUARE NORTH
                                                                                1100 NORTH MARKET STREET
             PFPC INC.                                                            WILMINGTON, DE 19890
       400 BELLEVUE PARKWAY
       WILMINGTON, DE 19809                                                     Holds the Fund's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                           calculating the Fund's NAV per
the Fund and calculates the Fund's                                                       share.
      NAV and distributions.
                                                                             --------------------------------
------------------------------------


                                        Distribution
                                        ---------------------------------


                                                    DISTRIBUTOR

                                             PFPC DISTRIBUTORS, INC.
                                                3200 HORIZON DRIVE
                                             KING OF PRUSSIA, PA 19406



                                          Distributes the Fund's shares.
                                        ---------------------------------

SHAREHOLDER INFORMATION
HOW SHARE PRICE IS CALCULATED
The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
         -----------------------------------------------------------------------
                              WHAT IS THE NET ASSET VALUE OR "NAV"?

                                   NAV = Assets - Liabilities
                                         --------------------
                                          Outstanding Shares

         -----------------------------------------------------------------------

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                Memorial Day             Veterans Day
     Martin Luther King, Jr. Day   Independence Day         Thanksgiving Day
     Presidents' Day               Labor Day                Christmas Day
     Good Friday                   Columbus Day

SELECTING THE CORRECT CLASS OF SHARES
This prospectus offers Class A, Class B and Class C shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES--INITIAL SALES CHARGE
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 15). Class A shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

                                                       AS A PERCENTAGE OF   AS A PERCENTAGE OF
YOUR INVESTMENT                                          OFFERING PRICE      YOUR INVESTMENT
$50,000 and less                                             5.50%                5.82%
$50,000 up to $150,000                                       5.00%                5.26%
$150,000 up to $250,000                                      4.50%                4.71%
$250,000 up to $500,000                                      3.50%                3.63%
$500,000 up to $1,000,000                                    3.00%                3.09%
Over $1,000,000                                              0.00%                0.00%

CLASS B SHARES--DEFERRED SALES CHARGE
If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year after purchase, Class B shares will automatically convert into Class A shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $2,000.

CLASS C SHARES--PAY AS YOU GO
If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

         -    Class B Shares

                YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
                      1st year                         5.00%
                      2nd year                         4.00%
                      3rd year                         3.00%
                      4th year                         3.00%
                      5th year                         2.00%
                      6th year                         1.00%
                      7th year                          None
                 After the 7th year                     None


         Class B shares will be automatically converted to Class A shares at the end of the eighth year after purchase.

         -    Class C Shares

         If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES
The Fund may offer other classes of shares, from time to time, for special purposes. These other classes, if offered, will not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

- Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans

- Qualifying distributions from qualified retirement plans and other employee benefit plans

- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2

-    Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES
Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C shares is $2,000 (including IRAs) and $100 for subsequent investments. The adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the net asset value for the class of shares selected. If your purchase order is received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the Transfer Agent at (800) 497-2960, or see our Statement of Additional Information.

For information on an automatic investment plan or a payroll investment plan, see our Statement of Additional Information.

REDEMPTION OF SHARES

         PLAIN TALK
         -----------------------------------------------------------------------
                                  HOW TO REDEEM (SELL) SHARES:
         -        By mail
         -        By telephone
         -----------------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

SMALL ACCOUNTS: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES

         PLAIN TALK
         -----------------------------------------------------------------------
                                 WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         -----------------------------------------------------------------------

You may exchange all or a portion of your shares of the Fund for shares in the same class of the following portfolios:

Roxbury Large Cap Growth Fund
Roxbury Mid Cap Fund
Roxbury Science and Technology Fund
Roxbury Balanced Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase through an exchange will be effected at the NAV per share determined at the time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchange shares.

Before requesting an exchange, you should review the prospectus of the portfolio you wish to acquire. To obtain prospectuses of the other portfolios, you may call (800) 497-2960. To obtain more information about exchanges or to place exchange orders, contact the Transfer Agent, or your financial professional. The portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

         PLAIN TALK
         -----------------------------------------------------------------------
                                 WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS
The Distributor manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell fund shares.

         PLAIN TALK
         -----------------------------------------------------------------------
                           HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?
         Your financial consultant is thoroughly familiar with the Fund and with Roxbury Capital Management. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
         -----------------------------------------------------------------------

RULE 12b-1 FEES

         PLAIN TALK
         -----------------------------------------------------------------------
                                      WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         -----------------------------------------------------------------------

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and
(iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES
The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Series, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

THE ROXBURY SOCIALLY RESPONSIBLE FUND
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 497-2960
8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-Mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                           PLEASE CALL (800) 497-2960.


The investment company registration number is 811-08648.

                       ----------------------------------
                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC
                       ----------------------------------


                                     * * * *


                     THE ROXBURY SCIENCE AND TECHNOLOGY FUND



                          PROSPECTUS DATED _____, 2001


This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.






PRESENTLY CLASS A SHARES OF THE FUND ARE BEING OFFERED ONLY TO CERTAIN PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET VALUE. SEE "SALES CHARGE REDUCTIONS AND WAIVERS." CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,      FUND DESCRIPTION
RISKS AND EXPENSES OF THE             Summary                                           1
FUND.                                 Fees and Expenses                                 2
                                      Adviser Prior Performance                         4
                                      Investment Objective                              5
                                      Primary Investment Strategies                     5
                                      Additional Risk Information                       7
                                      Financial Highlights                              9

DETAILS ABOUT THE SERVICE             MANAGEMENT OF THE FUND
PROVIDERS.                            Investment Adviser                               10
                                      Fund Manager                                     10
                                      Service Providers                                11

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND              How Share Price is Calculated                    12
CLOSING AN ACCOUNT IN THE             Selecting the Correct Class of Shares            12
FUND.                                 Sales Charge Reductions and Waivers              14
                                      Purchase of Shares                               16
                                      Redemption of Shares                             17
                                      Exchange of Shares                               17
                                      Distributions                                    18
                                      Taxes                                            18

DETAILS ON DISTRIBUTION PLANS,        DISTRIBUTION AND SERVICE ARRANGEMENTS
DISTRIBUTION AND SERVICE FEES         Rule 12b-1 Fees                                  19
AND THE FUND'S MASTER/FEEDER          Shareholder Service Fees                         20
ARRANGEMENT.                          Master/Feeder Structure                          20


                                      FOR MORE INFORMATION                     back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       ROXBURY SCIENCE AND TECHNOLOGY FUND

FUND DESCRIPTION
     PLAIN TALK

                             WHAT IS A MUTUAL FUND?

     A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.

SUMMARY

Investment Objective       -    ROXBURY SCIENCE AND TECHNOLOGY FUND seeks
                                superior long-term growth of capital.

Investment Focus           -    Equity securities (generally common stocks
                                relating to the science and technology
                                industries)

Share Price Volatility     -    Moderate to high

Principal Investment       -    The Fund is a non-diversified portfolio which
Strategy                        may be focused on up to 60 common stocks from
                                three of the fastest growth industries in the world: healthcare, telecommunications and technology.

                           - The Fund operates as a "feeder fund" which means that the Fund does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases the actual stock holdings. The Fund's master fund is the Science and Technology Series (the "Series") of WT Investment Trust I.

                           - In a master/feeder arrangement, a feeder fund, like the Fund, takes your investment dollars and transfers them to an even larger pool, like the Series, for greater efficiency. The Fund and the Series have the same investment objective, policies and limitations. When this prospectus refers to investments of the Fund it is actually referring to the investments of the Series.

                           - The Adviser purchases stocks, and in the case of foreign companies, American Depositary Receipts ("ADRs"), it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The Adviser analyzes the stocks of over 2,000 companies to search for high quality companies which are growing at rates faster than the market average. The Adviser generally sells Principal Investment stocks when the risk/rewards of a stock turn negative or when company fundamentals Strategy deteriorate.

Principal Risks            The Fund is subject to the following risks summarized
                           below, which are further described under "Additional
                           Risk Information."

                           - The Series is classified as "non-diversified." This means that the Series may invest a greater percentage of its assets in one particular issuer. Consequently, a decline in value of the securities of a single issuer would have a greater negative impact on the Fund than if the Fund were diversified. In addition, the Series will focus on up to 60 stocks of companies in the healthcare, telecommunications and technology industries. As a result, the value of the Series' shares may vary more widely, and the Series may be subject to greater market and credit risk than if the Series invested more broadly.

                           - The Fund may invest in small companies with small market capitalizations. Such companies are subject to abrupt market movements due to their tendency to be thinly traded and subject to greater business risk.

                           - There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. Therefore, it is possible to lose money by investing in the Fund.

                           - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value will change as a result of business developments affecting an issuer as well as general market and economic conditions.

                           - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                           - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                           - The performance of the Fund will depend on how successfully the adviser pursues its investment strategy.

Investor Profile           -    Investors who want the value of their
                                investment to grow and who are willing to accept more volatility for the possibility of higher returns.

FEES AND EXPENSES
     PLAIN TALK

                             WHAT ARE FUND EXPENSES?

     Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

     PLAIN TALK

                             WHAT ARE SALES CHARGES?

     The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.


SHAREHOLDER  FEES (FEES PAID  DIRECTLY FROM YOUR         CLASS A              CLASS B(a)               CLASS C
INVESTMENT)                                              -------              ----------               -------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)             5.50%(b)               None                   None
Maximum deferred sales charge                             None(c)                5.00%(d)               1.00%(e)
Maximum sales charge imposed on
reinvested dividends (and other distributions)            None                   None                   None
Redemption fee(f)                                         None                   None                   None

-------------------------
(a) Class B shares convert to Class A shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.
(b)  Reduced for purchases of $50,000 and more.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third year and fourth year; 2.00% during the fifth year; and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.
(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                 CLASS A               CLASS B               CLASS C
                                                           -------               -------               -------
Management fees                                             1.00%                 1.00%                 1.00%
Distribution (12b-1) fee                                     None                 0.75%                 0.75%
Shareholder Service fee                                     0.25%                 0.25%                 0.25%
Other expenses(2)                                           95.88%                95.88%                95.88%
                                                            ------                ------                ------
Total Annual Operating Expenses(3)                          97.13%                97.88%                97.88%
Cost Reduction                                             (95.33)%              (95.33)%              (95.33)%
                                                           --------              --------              --------
TOTAL NET EXPENSES                                          1.80%                 2.55%                 2.55%
                                                            =====                 =====                 =====


-------------------------
(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.
(2) "Other expenses" are based on estimated amounts for the current fiscal year.
(3) The adviser has a contractual obligation through November 2011 to waive a portion of its fees and assume certain expenses of the above funds to limit the total annual operating expenses to 1.80% for Class A Shares and 2.55% for each of Class B and Class C shares. This arrangement will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-    you reinvested all dividends and other distributions
-    the average annual return was 5%
- the Fund's total operating expenses are charged and remain the same over the time periods
-    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                   1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                   ------           -------           -------          --------
Class A(1)                                          $723             $1,085           $1,471            $2,550

Class B (assuming no redemption)                    $258              $794            $1,355            $2,702

Class B (assuming complete redemption at
the end of the 1 year or 3 year period)(2)          $758             $1,094           $1,555            $2,702

Class C (assuming no redemption)                    $258              $794            $1,355            $2,885

Class C (assuming complete redemption at
the end of the 1 year or 3 year period)(2)          $358              $794            $1,355            $2,885

(1)  Assumes deduction at time of purchase of maximum sales charge.
(2)  Assumes deduction at redemption of maximum deferred sales charge.

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

ADVISER'S PRIOR PERFORMANCE IN SCIENCE AND TECHNOLOGY SEPARATE ACCOUNTS
The following material presents the performance of accounts managed by the Adviser with an exclusive focus on stocks in the science and technology industries. The Adviser recognized that science and technology companies have shown attractive returns over time and in April 1999 began managing accounts with stocks chosen exclusively from these industries.

The Science and Technology accounts ("Accounts") constitute the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the Fund and that met certain basic criteria as to minimum account value, discretionary status, and period of management of more than one month. The Accounts reflect taxable and tax-exempt investors, as will the Fund. The Accounts were not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The Adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. You should not rely on the following performance data as an indication of future performance of the Adviser or of the Fund.

       TOTAL RETURN OF ADVISER'S SCIENCE AND TECHNOLOGY SEPARATE ACCOUNTS
                               (INCEPTION 4/13/99)

AVERAGE RETURN FOR                 1 YEAR ENDED      3RD QUARTER ENDED   2ND QUARTER ENDED   1ST QUARTER ENDED
THE PERIODS SPECIFIED             SEPT. 30, 2001      SEPT. 30, 2001       JUNE 30, 2001       MAR. 31, 2001
---------------------             --------------      --------------       -------------       -------------
The Accounts (net of
  expenses)                          -56.54%              -20.45%              6.14%              -32.94%
S&P 500 Index                        -26.62%              -14.67%              5.85%              -11.86%
S&P 50% Tech/50% Healthcare          -36.07%              -15.23%              5.83%              -19.98%

Please read the following important notes concerning the Accounts:

1. The results for the Accounts reflect both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of Accounts with a minimum size of $500,000. Return figures are net hypothetical management fees of 1%, the highest fee the Advisor charges to manage Science and Technology Accounts. Accounts are valued daily.

2. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value.

     PLAIN TALK
-------------------------------------------------------------------------------
                                WHAT IS AN INDEX?

     An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
-------------------------------------------------------------------------------
     SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: You should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are reduced to reflect the deduction of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.

INVESTMENT OBJECTIVE
The Fund and the Series seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from investments in securities of companies in the healthcare, telecommunications and technology sectors with the objective of achieving returns in excess of the S&P 500 Index returns. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
     PLAIN TALK
-------------------------------------------------------------------------------
                             WHAT ARE GROWTH FUNDS?

     Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
-------------------------------------------------------------------------------
The Fund is a non-diversified portfolio which seeks to achieve its investment objective by investing its assets in the Series. The Series may invest up to 100% of its total assets in the following equity (or equity-related) securities:

-    common stocks of corporations;
-    securities convertible into the common stock of corporations;
- American Depository Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for Americans to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depository Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded;
- options on common stock or options on stock indexes. Options may not represent more than 15% of the Fund's market value.
- Initial Public Offerings ("IPOs"). IPOs may not represent more than 15% of the Fund's market value.

The Series is a unique, non-diversified portfolio which is focused on up to 60 stocks from three of the fastest growth industries in the world: healthcare, telecommunications and technology. This all capitalization portfolio incorporates the Adviser's focus on industry leading growth companies in the science and technology industries. The Adviser believes demographic trends and technological developments will continue to generate strong, sustainable growth rates and high returns on invested capital for the leading companies.

Investments are spread across the science and technology industries in varying weights while balancing risk by investing in a mix of large and small capitalization stocks. The Adviser believes that over the long-term, companies that experience a higher growth in earnings and cash flow per share will achieve higher investment returns. By applying valuation disciplines, the Adviser believes that superior long-term investment returns can be achieved at an acceptable level of risk.

The Adviser uses a bottom-up approach to investing. This investment approach searches for potential investment opportunities in individual companies by researching a company's financial statements, underlying industry trends, competitive dynamics and other relevant information. The process also involves extensive company visits, interviews with customers and suppliers and attending industry symposiums. The Adviser uses a bottom-up approach to not only identify new investment opportunities but also to evaluate existing investments on an ongoing basis to determine continued suitability.

The Adviser selects stocks it believes exhibit sustainable growth and expanding returns on invested capital. Through research and its understanding of business fundamentals, the Adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

The Adviser's research analyst team surveys a broad universe of over 2,000 companies to identify potential research candidates. Companies are screened for several metrics including but not limited to revenue and earnings growth, debt leverage, operating margin characteristics, cash flow generation, and return on invested capital. Companies which pass the screens are subject to more thorough research to evaluate their investment suitability.

Final investment candidates are evaluated and approved by the Adviser's investment committee based on individual investment merits, and within the context of the Series' overall portfolio characteristics and diversification guidelines. The Series may invest in up to 100 stocks. The Series may not invest in more than 10% of the outstanding shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

- INDUSTRY RISK: The Series will concentrate on investments in the healthcare, telecommunications and technology industries. The Series' investments in companies dependent on scientific and technological developments may be more volatile because of certain risks associated with these industries. Such risks include the short life cycles and competitive pressures of many of the products or services of theses companies, and the adverse impact of government regulation.
- NON-DIVERSIFICATION RISK: The susceptibility of this Series to the risks associated with the particular industries in which it may invest most of its assets. Such risks include unsuccessful product or services and adverse impact by government regulation.
- SMALL CAPITALIZATION RISK: The risk of abrupt or erratic market movement of smaller companies. The Series may invest in such Companies that have small market capitalizations.
- MARKET AND CREDIT RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
- LIQUIDITY RISK: The risk that a security may lack sufficient liquidity in order to execute a buy or sell program without significantly moving the security's price. At times a security's price may experience unusual price declines due to an imbalance between sellers and buyers of that security. Forced liquidations of this Series or other funds which hold similar securities could result in adverse price fluctuations in securities held and the overall Series' value.
- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.
- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 10% of the Series' total assets may at any time be committed or exposed to derivative strategies.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefor changes in foreign currency exchange rates affect the net asset value of the Fund.
- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.
- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so.
     Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.
- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
- IPO RISK: The risk of investing in the initial public offerings of shares is greater than investing in mature public companies. In addition, since the Series may participate in IPOs, an investment in an IPO may have a magnified impact on the Fund's returns due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of investments in IPOs on the Fund's total returns will decline, which may reduce the Fund's total returns.
- VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial Highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's Financial Statements, is included in the Annual Report, which is available without charge upon request.

                                                                                                   FOR THE PERIOD
                                                                                                DECEMBER 14, 2000(1)
                                                                                                      THROUGH
SCIENCE & TECHNOLOGY FUND - CLASS A SHARES                                                          JUNE 30, 2001
                                                                                               ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                                                    $5.00
                                                                                               ----------------------

INVESTMENT OPERATIONS:
   Net investment loss(5)                                                                              (0.03)
   Net realized and unrealized gain (loss) on investments                                                (1.25)
                                                                                               ----------------------
     Total from investment operations                                                                    (1.28)
                                                                                               ----------------------

DISTRIBUTIONS:
   From net investment income                                                                               --
   From net realized gains                                                                                  --
                                                                                               ----------------------
     Total distributions                                                                                    --
                                                                                               ----------------------
NET ASSET VALUE - END OF PERIOD                                                                          $3.72
                                                                                               ======================

TOTAL RETURN(6)                                                                                      (25.60)%(2)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
     Including expense limitations                                                                      1.80%(3)
     Excluding expense limitations                                                                    97.13%(3)
   Net investment loss                                                                                (1.35)%(3)
Portfolio Turnover                                                                                        42%(2)
Net assets at end of period (000 omitted)                                                                 $263


(1)  Commencement of operations.
(2)  Not Annualized.
(3)  Annualized.
(4) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Science and Technology Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(5) The net investment loss per share was calculated using average share outstanding method.
(6)  Excluding sales charge.

MANAGEMENT OF THE FUND
The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Roxbury Investment Committee.

INVESTMENT ADVISER
     PLAIN TALK
-------------------------------------------------------------------------------
                               WHAT IS AN ADVISER?

     The adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.

-------------------------------------------------------------------------------
Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Series). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as Adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. As of September 30, 2001, the adviser had $7.3 billion of assets under management. The Series pays a monthly advisory fee to Roxbury at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% of the Series' next $1 billion of average daily net assets; and 0.90% of the Series' average daily net assets over $2 billion.

For the fiscal year ended June 30, 2001, Roxbury waived its advisory fee. Had there been no waiver, Roxbury would have received a fee of 1.00% of the Series' average daily net assets.

FUND MANAGER
The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS
The following chart provides information on the Fund's primary service providers.


Asset                                                                      Shareholder
Management                                                                 Services
--------------------------------------                                     ----------------------------------
              ADVISER                                                               TRANSFER AGENT

  ROXBURY CAPITAL MANAGEMENT, LLC                                                      PFPC INC.
      100 WILSHIRE BOULEVARD                                                     400 BELLEVUE PARKWAY
             SUITE 600                                                           WILMINGTON, DE 19809
      SANTA MONICA, CA 90401                                                           SUITE 108

                                                                              Handles shareholder services,
                                                                               including recordkeeping and
                                                                                 statements, payment of
   Manages the Fund's investment          -----------------------------      distribution and processing of
            activities.                                                          buy and sell requests.
--------------------------------------                                     ----------------------------------
                                             ROXBURY SCIENCE AND

                                               TECHNOLOGY FUND

Fund                                                                       Asset
Operations                                                                 Safe Keeping
--------------------------------------                                     ----------------------------------

          ADMINISTRATOR AND               -----------------------------                CUSTODIAN
          ACCOUNTING AGENT
                                                                                  WILMINGTON TRUST COMPANY
             PFPC INC.                                                               RODNEY SQUARE NORTH
       400 BELLEVUE PARKWAY                                                       l100 NORTH MARKET STREET
       WILMINGTON, DE 19809                                                         WILMINGTON, DE 19890

Provides facilities, equipment and                                                Holds the Fund's assets,
      personnel to carry out                                                    settle all portfolio trades
administrative services related to                                                and collect most of the
the Fund and calculates the Fund's                                              valuation data required for
      NAV and distributions.                                                   calculating the Fund's NAV per
                                                                                           share.
--------------------------------------                                    ----------------------------------
                                         Distribution
                                        ------------------------------
                                                   DISTRIBUTOR

                                             PFPC DISTRIBUTORS, INC.
                                               3200 HORIZON DRIVE
                                           KING OF PRUSSIA, PA 19406

                                        Distributes the Fund's shares.
                                        ------------------------------


SHAREHOLDER INFORMATION
HOW SHARE PRICE IS CALCULATED
The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

     PLAIN TALK
-------------------------------------------------------------------------------
                      WHAT IS THE NET ASSET VALUE OR "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                                 Outstanding Shares
-------------------------------------------------------------------------------
PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                   Memorial Day          Veterans Day
     Martin Luther King, Jr. Day      Independence Day      Thanksgiving Day
     Presidents' Day                  Labor Day             Christmas Day
     Good Friday                      Columbus Day

SELECTING THE CORRECT CLASS OF SHARES
This prospectus offers Class A, Class B and Class C shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES--INITIAL SALES CHARGE
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 15). Class A shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

------------------------------------------------------- -------------------------- ---------------------
                                                           AS A PERCENTAGE OF       AS A PERCENTAGE OF
YOUR INVESTMENT                                              OFFERING PRICE          YOUR INVESTMENT
------------------------------------------------------- -------------------------- ---------------------
$50,000 and less                                                  5.50%                   5.82%
$50,000 up to $150,000                                            5.00%                   5.26%
$150,000 up to $250,000                                           4.50%                   4.71%
$250,000 up to $500,000                                           3.50%                   3.63%
$500,000 up to $1,000,000                                         3.00%                   3.09%
Over $1,000,000                                                   0.00%                   0.00%
------------------------------------------------------- -------------------------- ---------------------

CLASS B SHARES--DEFERRED SALES CHARGE
If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year (96th month) after purchase, Class B shares will automatically convert into Class A shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $2,000.

CLASS C SHARES--PAY AS YOU GO
If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

     -    Class B Shares

          ---------------------------------------------------------------
            YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
          ---------------------------------------------------------------
                  1st year                         5.00%
                  2nd year                         4.00%
                  3rd year                         3.00%
                  4th year                         3.00%
                  5th year                         2.00%
                  6th year                         1.00%
                  7th year                          None
             After the 7th year                     None
          ---------------------------------------------------------------

     Class B shares will be automatically converted to Class A shares at the end of the eighth year (96th month) after purchase.

     -    Class C Shares
     If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES
The Fund may offer other classes of shares, from time to time, for special purposes. These other classes, if offered, will not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS
REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

- Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans

- Qualifying distributions from qualified retirement plans and other employee benefit plans

-    Distributions from custodial accounts under section 403(b)(7) of the
     Internal Revenue Code as well as from      Individual Retirement
     Accounts (IRAs) due to death, disability or attainment of age 70 1/2

-    Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES
Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C shares is $2,000 (including IRAs) and $100 for subsequent investments. The adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the net asset value for the class of shares selected. If your purchase order is received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the Transfer Agent at (800) 497-2960, or see our Statement of Additional Information.

For information on an automatic investment plan or a payroll investment plan, see our Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
-------------------------------------------------------------------------------
                                  HOW TO REDEEM (SELL) SHARES:
-    By mail
-    By telephone
-------------------------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

SMALL ACCOUNTS: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
-------------------------------------------------------------------------------
                                 WHAT IS AN EXCHANGE OF SHARES?
An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
-------------------------------------------------------------------------------

You may exchange all or a portion of your shares of the Fund for shares in the same class of the following portfolios:

Roxbury Large Cap Growth Fund
Roxbury Mid Cap Fund
Roxbury Socially Responsible Fund
Roxbury Balanced Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase through an exchange will be effected at the NAV per share determined at the time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchange shares.

Before requesting an exchange, you should review the prospectus of the portfolio you wish to acquire. To obtain prospectuses of the other portfolios, you may call (800) 497-2960. To obtain more information about exchanges or to place exchange orders, contact the Transfer Agent, or your financial professional. The portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
-------------------------------------------------------------------------------
                                 WHAT IS NET INVESTMENT INCOME?
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
-------------------------------------------------------------------------------

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS
The Distributor manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell fund shares.

         PLAIN TALK
-------------------------------------------------------------------------------
                           HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?
Your financial consultant is thoroughly familiar with the Fund and with Roxbury Capital Management. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
-------------------------------------------------------------------------------

RULE 12b-1 FEES
         PLAIN TALK
-------------------------------------------------------------------------------
                                      WHAT ARE 12b-1 FEES?
12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
-------------------------------------------------------------------------------

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The distribution plan provides that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES
The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Series, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

Roxbury Science and Technology Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 497-2960
8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
                                                            ------------------
or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


         FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES
           TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
         SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.






The investment company registration number is 811-08648.

                       ----------------------------------
                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC
                       ----------------------------------


                                    * * * *

                            THE ROXBURY MID CAP FUND

================================================================================


                          PROSPECTUS DATED _____, 2001


This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.






         PRESENTLY CLASS A SHARES OF THE FUND ARE BEING OFFERED ONLY TO
        CERTAIN PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET
               VALUE. SEE "SALES CHARGE REDUCTIONS AND WAIVERS."
           CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS


A LOOK AT THE GOALS,          FUND DESCRIPTION
STRATEGIES, RISKS AND         Summary                                          1
EXPENSES OF THE FUND.         Fees and Expenses                                3
                              Adviser Prior Performance                        5
                              Investment Objective                             6
                              Primary Investment Strategies                    6
                              Additional Risk Information                      8
                              Financial Highlights                            10

DETAILS ABOUT THE             MANAGEMENT OF THE FUND
SERVICE PROVIDERS.            Investment Adviser                              11
                              Fund Manager                                    11
                              Service Providers                               12

POLICIES AND                  SHAREHOLDER INFORMATION
INSTRUCTIONS FOR              How Share Price is Calculated                   13
OPENING, MAINTAINING          Selecting the Correct Class of Shares           13
AND CLOSING AN ACCOUNT        Sales Charge Reductions and Waivers             15
IN THE FUND.                  Purchase of Shares                              17
                              Redemption of Shares                            18
                              Exchange of Shares                              18
                              Distributions                                   19
                              Taxes                                           19

DETAILS ON DISTRIBUTION       DISTRIBUTION AND SERVICE ARRANGEMENTS
PLANS, DISTRIBUTION AND       Rule 12b-1 Fees                                 20
SERVICE FEES AND THE          Shareholder Service Fees                        21
FUND'S MASTER/FEEDER          Master/Feeder Structure                         21
ARRANGEMENT.

                              FOR MORE INFORMATION                    back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                              ROXBURY MID CAP FUND

FUND DESCRIPTION
         PLAIN TALK
         -------------------------------------------------------------------
                             WHAT IS A MUTUAL FUND?


         A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
         -------------------------------------------------------------------

SUMMARY
         PLAIN TALK
         -------------------------------------------------------------------
                              WHAT DOES "CAP" MEAN?
         Cap or the market capitalization of a company means the stock market value of all of the outstanding shares of the company's common stock in the stock market.
         -------------------------------------------------------------------

Investment Objective       -    The ROXBURY MID CAP FUND seeks superior
                                long-term growth of capital.

Investment Focus           -    Equity securities (generally common stocks)

Share Price Volatility     -    Moderate to high

Principal Investment       -    The Fund invests in a diversified portfolio of
Strategies                      high growth companies with stocks that exhibit
                                consistent above-average growth prospects.
                           -    The Fund invests in equity securities (generally
                                common stocks) of corporations with a medium
                                market capitalization (those with market capitalizations similar to companies in the S&P
                                MidCap 400 Index).
                           -    The Fund operates as a "feeder fund" which means
                                that the Fund does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases the actual stock holdings. The Fund's master fund is the Mid-Cap Series (the "Series") of WT Investment Trust I.
                           -    In a master/feeder arrangement, a feeder fund,
                                like the Fund, takes your investment dollars and transfers them to an even larger pool, like the Series, for greater efficiency. The Fund and the Series have the same investment objective, policies and limitations. When this prospectus refers to investments of the Fund it is actually referring to the investments of the Series.
                           -    The Adviser purchases stocks, and in the case of
                                foreign companies, American Depository Receipts
                                ("ADRs"), it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the stocks of over 2,000 companies to search for high quality companies which are growing at substantially greater rates than the market's average rate. The adviser's approach focuses on stock selection and generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, or when a stock under performs the market or its peer group.

Principal Risks            The Fund is subject to the following risks
                           summarized below which are further described under "Additional Risk Information."
                           -    The prices of securities, in which the Fund
                                invests, may fluctuate due to these securities being traded infrequently and in limited volumes. There may also be less publicly available information about mid cap companies as compared to larger companies.
                           -    There is no guarantee that the stock market or
                                the stocks that the Fund buys will always increase in value. Therefore, it is possible to lose money by investing in the Fund.
                           -    The Fund's share price will fluctuate in
                                response to changes in the market value of the Fund's investments. Market value will change as a result of business developments affecting an issuer as well as general market and economic conditions.
                           -    Growth-oriented investments may be more volatile
                                than the rest of the U.S. stock market as a whole.

                           - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.
                           - The performance of the Fund will depend on how successfully the Adviser pursues its investment strategy.

Investor Profile           -    Investors who want the value of their investment
                                to grow and who are willing to accept more volatility for the possibility of returns.

FEES AND EXPENSES
         PLAIN TALK
         -------------------------------------------------------------------
                             WHAT ARE FUND EXPENSES?
         Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.
         -------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

         PLAIN TALK
         -------------------------------------------------------------------
                             WHAT ARE SALES CHARGES?
         The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.
         -------------------------------------------------------------------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM                CLASS A              CLASS B(a)               CLASS C
YOUR INVESTMENT)                                         -------              ----------               -------
Maximum sales charge (load) imposed on                  5.50%(b)                 None                   None
   purchases (as a percentage of offering price)
Maximum deferred sales charge                            None(c)               5.00%(d)               1.00%(e)
Maximum sales charge imposed on                           None                   None                   None
   reinvested dividends (and other
   distributions)
Redemption fee(f)                                         None                   None                   None

(a) Class B shares convert to Class A shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.
(b)  Reduced for purchases of $50,000 and more.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third and fourth years; 2.00% during the fifth year; and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.
(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)               CLASS A              CLASS B               CLASS C
                                                            -------              -------               -------
Management fees                                              0.75%                0.75%                 0.75%
Distribution (12b-1) fee                                      None                0.75%                 0.75%
Shareholder Service fee                                      0.25%                0.25%                 0.25%
Other expenses(2)                                           227.87%              227.87%               227.87%
                                                            -------              -------               -------
Total Annual Operating Expenses(3)                          228.87%              229.62%               229.62%
Cost Reduction                                             (227.32)%            (227.32)%             (227.32)%
                                                           ---------            ---------             ---------
TOTAL NET EXPENSES                                           1.55%                2.30%                 2.30%
                                                             =====                =====                 =====


(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.
(2) "Other expenses" are based on estimated amounts for the current fiscal year.
(3) The adviser has a contractual obligation through November 2011 to waive a portion of its fees and assume certain expenses of the above funds to limit the total annual operating expenses to 1.55% for Class A Shares and 2.30% for each of Class B and Class C shares. This arrangement will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-   you reinvested all dividends and other distributions

-   the average annual return was 5%

- the Fund's total operating expenses are charged and remain the same over the time periods

-   you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                   1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                   ------           -------           -------          --------
Class A(1)                                          $699             $1,013           $1,348            $2,294

Class B (assuming no redemption)                    $233               $718           $1,230            $2,448

Class B (assuming complete redemption at            $733             $1,018           $1,430            $2,448
the end of the 1 year or 3 year period)(2)

Class C (assuming no redemption)                    $233               $718           $1,230            $2,636

Class C (assuming complete redemption at            $333               $718           $1,230            $2,636
the end of the 1 year or 3 year period)(2)

(1)   Assumes deduction at time of purchase of maximum sales charge.
(2)   Assumes deduction at redemption of maximum deferred sales charge.

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

ADVISER'S PRIOR PERFORMANCE IN MID CAP SEPARATE ACCOUNTS
The table below shows relevant performance data for the Adviser and its predecessors' investment advisory accounts (the "Accounts") during the __ year period ended September 30, 2001, using the same investment approach specified for the Fund described under "Investment Objective" and "Primary Investment Strategies."

The results for the period October 1, 1991 through July 31, 1998 are the results of Roxbury Capital Management Inc., the predecessor to Roxbury Capital Management, LLC.

The Accounts constitute the portfolios managed by the Adviser (and its predecessor) that have an investment strategy of investing in mid cap companies and that have met certain basic criteria as to minimum account value, discretionary status, tax-exempt status and period of management of more than one month. The Accounts were managed for tax-exempt clients and, therefore, may have been managed differently than for taxable clients. The Accounts were not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986, as amended. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The Adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. You should not rely on the following performance data as an indication of future performance of the Adviser or of the Fund.

               TOTAL RETURN OF ADVISER'S MID CAP SEPARATE ACCOUNTS

                                           1 YEAR            3 YEARS           5 YEARS            7 YEARS
     Average Annual Return for the         ENDED              ENDED             ENDED              ENDED
     Periods Specified:                SEPT. 30, 2001    SEPT. 30, 2001     SEPT. 30, 2001    SEPT. 30, 2001
                                       --------------    --------------     --------------    --------------
     The Accounts (net of expenses)        6.46%             14.58%             20.41%            20.32%
     S&P Mid Cap 400 Index                -19.00%            13.35%             13.68%            15.38%

Please read the following important notes concerning the Separate Accounts:

1. The results for the Accounts reflect both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of the Accounts with a minimum size of $ 500,000 since January 1, 1995. Prior to January 1, 1995 the minimum account for composite purposes was $1 million. Return figures are net of applicable fees and expenses (other than separate custody fees). As of April 1, 1995, the Accounts were valued daily.

2. The S&P Mid Cap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P Mid Cap 400 Index proportionate to its market value.

         PLAIN TALK
         ------------------------------------------------------------------
                                WHAT IS AN INDEX?


         An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         ------------------------------------------------------------------

SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: You should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in rules established by the SEC, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are reduced to reflect the deduction of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.

INVESTMENT OBJECTIVE
The Fund and the Series seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in a group of mid-cap securities that exceeds the return of the S&P Mid Cap 400 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
         ------------------------------------------------------------------
                             WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
         ------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing its assets in the Series. The Series, under normal market conditions, may invest up to 100% of its total assets in the following equity (or equity-related securities):

- common stocks of corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization within the capitalization range of the S&P Mid Cap 400 Index;
- American Depository Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for Americans to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depository Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded;
-  securities convertible into the common stock of corporations described above;
-  options on common stock or options on stock indexes.

Mid-cap companies are those whose capitalization is similar to the market capitalization of companies in the S&P Mid Cap 400 Index at the time of the Fund's investment. The Adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the S&P Mid Cap 400 Index. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The Series is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalizations.

The Adviser believes that over the long-term, companies that experience a higher growth in earnings and cash flow per share will achieve higher investment returns. By consistently investing in a diversified portfolio of high growth companies and by applying valuation disciplines, the Adviser believes that superior long-term investment returns can be achieved at an acceptable level of risk.

The Adviser uses a bottom-up approach to investing. This investment approach searches for potential investment opportunities in individual companies by researching a company's financial statements, underlying industry trends, competitive dynamics and other relevant information. The Adviser uses a bottom up approach to not only identify new investment opportunities but also to evaluate existing investments on an ongoing basis to determine continued suitability.

The Adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the Adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

The Adviser's research team analyzes a broad universe of over 2,000 companies to identify potential research candidates. Companies are screened for several metrics including but not limited to revenue and earnings growth, debt leverage, operating margin characteristics, cash flow generation, and return on invested capital. Companies which pass the screens are subject to more thorough research to evaluate their investment suitability.

Final investment candidates are evaluated and approved by the Adviser's investment committee based on individual investment merits, and within the context of the Series' overall portfolio characteristics and diversification guidelines. The Series may invest in up to 100 stocks. At the time of purchase individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the Adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

- MID-CAP COMPANIES RISK: The Series invests in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies.


- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- LIQUIDITY RISK: The risk that a security may lack sufficient liquidity in order to execute a buy or sell program without significantly moving the security's price. At times a security's price may experience unusual price declines due to an imbalance between sellers and buyers of that security. Forced liquidations of the Series or other funds which hold similar securities could result in adverse price fluctuations in securities held and in the overall Fund's value.

- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the

   Series' total assets may at any time be committed or exposed to derivative strategies.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefor changes in foreign currency exchange rates affect the net asset value of the Fund.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions. Financial Highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's Financial Statements, is included in the Annual Report, which is available without charge upon request.

MID CAP FUND - CLASS A SHARES                                                                      FOR THE PERIOD
                                                                                                DECEMBER 14, 2000(1)
                                                                                                      THROUGH
                                                                                                    JUNE 30, 2001
                                                                                               ----------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                                                   $5.00
                                                                                               ----------------------

INVESTMENT OPERATIONS:
   Net investment loss(5)                                                                               (0.04)
   Net realized and unrealized gain (loss) on investments                                                0.59
                                                                                               ----------------------
     Total from investment operations                                                                    0.55
                                                                                               ----------------------

DISTRIBUTIONS:
   From net investment income                                                                              --
   From net realized gains                                                                                 --
                                                                                               ----------------------
     Total distributions                                                                                   --
                                                                                               ----------------------
NET ASSET VALUE - END OF PERIOD                                                                         $5.55
                                                                                               ======================

TOTAL RETURN(6)                                                                                            11.00%(2)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
     Including expense limitations                                                                       1.55%(3)
     Excluding expense limitations                                                                     228.87%(3)
   Net investment loss                                                                                  (1.22)%(3)
Portfolio Turnover                                                                                      47%(2)
Net assets at end of period (000 omitted)                                                              $81


(1)   Commencement of operations.
(2)   Not annualized.
(3)   Annualized.
(4) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(5) The net investment loss per share was calculated using average share outstanding method.
(6)   Excluding sales charge.

MANAGEMENT OF THE FUND
The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Roxbury Investment Committee.

INVESTMENT ADVISER
         PLAIN TALK
         -------------------------------------------------------------------
                               WHAT IS AN ADVISER?
         The Adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.
         -------------------------------------------------------------------

Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Series). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as Adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. As of September 30, 2001, the adviser had $7.3 billion assets under management. The Series pays a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

For the fiscal year ended June 30, 2001, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received a fee of 0.75% of the Series' average daily net assets.

FUND MANAGER
The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS
The following chart provides information on the Fund's primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services
------------------------------------                                         --------------------------------

            ADVISER                                                                  TRANSFER AGENT

  ROXBURY CAPITAL MANAGEMENT, LLC                                                       PFPC INC.
      100 WILSHIRE BOULEVARD                                                      400 BELLEVUE PARKWAY
             SUITE 600                                                            WILMINGTON, DE 19809
      SANTA MONICA, CA 90401                                                            SUITE 108

                                                                              Handles shareholder services,
   Manages the Fund's investment                                               including recordkeeping and
            activities.                 ---------------------------------        statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.
------------------------------------                                         --------------------------------

                                              ROXBURY MID CAP FUND

Fund                                                                         Asset
Operations                                                                   Safe Keeping
------------------------------------                                         --------------------------------

         ADMINISTRATOR AND              ---------------------------------               CUSTODIAN
         ACCOUNTING AGENT
                                                                                WILMINGTON TRUST COMPANY
             PFPC INC.                                                             RODNEY SQUARE NORTH
       400 BELLEVUE PARKWAY                                                     1100 NORTH MARKET STREET
       WILMINGTON, DE 19809                                                       WILMINGTON, DE 19890

Provides facilities, equipment and                                              Holds the Fund's assets,
      personnel to carry out                                                  settles all portfolio trades
administrative services related to                                              and collects most of the
the Fund and calculates the Fund's                                             valuation data required for
      NAV and distributions.                                                 calculating the Fund's NAV per
                                        Distribution                                     share.
------------------------------------    ---------------------------------    --------------------------------

                                                   DISTRIBUTOR

                                             PFPC DISTRIBUTORS, INC.
                                               3200 HORIZON DRIVE
                                            KING OF PRUSSIA, PA 19406



                                          Distributes the Fund's shares.

                                        ---------------------------------

SHAREHOLDER INFORMATION
HOW SHARE PRICE IS CALCULATED
The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
         ------------------------------------------------------------------
                      WHAT IS THE NET ASSET VALUE OR "NAV"?
                                NAV = Assets - Liabilities
                                      --------------------
                                       Outstanding Shares

         ------------------------------------------------------------------

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

    New Year's Day                      Memorial Day            Veterans Day
    Martin Luther King, Jr. Day         Independence Day        Thanksgiving Day
    Presidents' Day                     Labor Day               Christmas Day
    Good Friday                         Columbus Day

SELECTING THE CORRECT CLASS OF SHARES
This prospectus offers Class A, Class B and Class C shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES--INITIAL SALES CHARGE
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 15). Class A shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

----------------------------------------------------------------------------------------------------------------------
YOUR INVESTMENT                            AS A PERCENTAGE OF OFFERING PRICE     AS A PERCENTAGE OF YOUR INVESTMENT
----------------------------------------------------------------------------------------------------------------------
$50,000 and less                                         5.50%                                  5.82%

$50,000 up to $150,000                                   5.00%                                  5.26%

$150,000 up to $250,000                                  4.50%                                  4.71%

$250,000 up to $500,000                                  3.50%                                  3.63%

$500,000 up to $1,000,000                                3.00%                                  3.09%

Over $1,000,000                                          0.00%                                  0.00%

CLASS B SHARES--DEFERRED SALES CHARGE
If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year after purchase, Class B shares will automatically convert into Class A shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $2,000.

CLASS C SHARES--PAY AS YOU GO
If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

         -   Class B Shares

              ---------------------------------------------------------------
                YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
              ---------------------------------------------------------------
                      1st year                         5.00%

                      2nd year                         4.00%

                      3rd year                         3.00%

                      4th year                         3.00%

                      5th year                         2.00%

                      6th year                         1.00%

                      7th year                          None

                 After the 7th year                     None

         Class B shares will be automatically converted to Class A shares at the end of the eighth year (96th month) after purchase.

         -   Class C Shares
         If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES
The Fund may offer other classes of shares, from time to time, for special purposes. These other classes, if offered, will not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

- Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans

- Qualifying distributions from qualified retirement plans and other employee benefit plans

- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2

-   Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES
Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C shares is $2,000 (including IRAs) and $100 for subsequent investments. The adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the net asset value for the class of shares selected. If your purchase order is received by the transfer agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the Transfer Agent at (800) 497-2960, or see our Statement of Additional Information.

For information on an automatic investment plan or a payroll investment plan, see our Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -------------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:
         -   By mail
         -   By telephone
         -------------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

SMALL ACCOUNTS: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         -------------------------------------------------------------------
                         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         -------------------------------------------------------------------

You may exchange all or a portion of your shares of the Fund for shares in the same class of the following portfolios:

Roxbury Large Cap Growth Fund
Roxbury Science and Technology Fund
Roxbury Socially Responsible Fund
Roxbury Balanced Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase through an exchange will be effected at the NAV per share determined at the time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchange shares.

Before requesting an exchange, you should review the prospectus of the portfolio you wish to acquire. To obtain prospectuses of the other portfolios, you may call (800) 497-2960. To obtain more information about exchanges or to place exchange orders, contact the Transfer Agent, or your financial professional. The portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -------------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -------------------------------------------------------------------

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS
The Distributor manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell fund shares.

         PLAIN TALK
         ------------------------------------------------------------------
                   HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?
         Your financial consultant is thoroughly familiar with the Fund and with Roxbury Capital Management. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
         ------------------------------------------------------------------

RULE 12b-1 FEES
         PLAIN TALK
         ------------------------------------------------------------------
                              WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         ------------------------------------------------------------------

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses,

Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES
The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Series, will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

Roxbury Mid Cap Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 497-2960
8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.


              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                           PLEASE CALL (800) 497-2960.






The investment company registration number is 811-08648.

                       ----------------------------------
                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC
                       ----------------------------------


                                    * * * *


                        THE ROXBURY LARGE CAP GROWTH FUND

================================================================================

                          PROSPECTUS DATED _____, 2001


This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.






           PRESENTLY CLASS A SHARES ARE BEING OFFERED ONLY TO CERTAIN
         PERSONS ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET VALUE.
           CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS AND EXPENSES OF THE           Summary....................................1
FUND.                               Performance Information....................2
                                    Fees and Expenses..........................2
                                    Adviser Prior Performance..................4
                                    Investment Objective.......................5
                                    Primary Investment Strategies..............5
                                    Additional Risk Information................7
                                    Financial Highlights.......................8

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Adviser.........................9
                                    Fund Manager...............................9
                                    Service Providers.........................10

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            How Share Price is Calculated.............11
CLOSING AN ACCOUNT IN THE           Selecting the Correct Class of Shares.....11
FUND.                               Sales Charge Reductions and Waivers.......13
                                    Purchase of Shares........................15
                                    Redemption of Shares......................16
                                    Exchange of Shares........................16
                                    Distributions.............................17
                                    Taxes.....................................17

DETAILS ON DISTRIBUTION PLANS,      DISTRIBUTION AND SERVICE ARRANGEMENTS
DISTRIBUTION AND SERVICE FEES       Rule 12b-1 Fees...........................18
AND THE FUND'S MASTER/FEEDER        Shareholder Service Fees..................19
ARRANGEMENT.                        Master/Feeder Structure...................19


                                    FOR MORE INFORMATION..............


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                        THE ROXBURY LARGE CAP GROWTH FUND

FUND DESCRIPTION
         PLAIN TALK
         ---------------------------------------------------------------
                             WHAT IS A MUTUAL FUND?
          A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
         ---------------------------------------------------------------
SUMMARY
         PLAIN TALK
         ---------------------------------------------------------------
                              WHAT DOES "CAP" MEAN?
          Cap or the market capitalization of a company means the
          value of all of the shares of the company's common stock
          in the stock market.
         ---------------------------------------------------------------

Investment Objective       -    The ROXBURY LARGE CAP GROWTH FUND seeks superior
                                long-term growth of capital.
--------------------------------------------------------------------------------
Investment Focus           -    Equity securities (generally common stocks)
--------------------------------------------------------------------------------
Share Price Volatility     -    Moderate to high
--------------------------------------------------------------------------------
Principal Investment       -    The Fund invests in a diversified portfolio of
Strategy                        equity securities (generally common stocks) of
                                U.S. corporations with a market cap of $5 billion or more that have above average earnings potential, compared to the securities market as a whole.

                           - The Fund operates as a "feeder fund" which means that the Fund does not buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases the actual stock holdings. The Fund's master fund is the Large Cap Growth Series (the "Series") of WT Investment Trust I ("the Master").

                           - In a master/feeder arrangement, a feeder fund, like the Fund, takes your investment dollars and transfers them to an even larger pool, like the Series, for greater efficiency. The Fund and the Series have the same investment objective, policies and limitations. When this prospectus refers to investments of the Fund it is actually referring to the investments of the Series.

                           -    The adviser purchases stocks it believes exhibit
                                consistent, above-average earnings growth,
                                superior quality and attractive risk/reward
                                characteristics. The adviser analyzes the stocks of over 2,000 companies to search for high quality companies which are growing at about double the market's average rate. The adviser's approach focuses on stock selection and generally sells stocks when the risk/rewards of a stock turn negative, when company
                                fundamentals deteriorate, or when a stock under Strategy performs the market or its peer group.
--------------------------------------------------------------------------------
Principal Risks            The Fund is subject to the following risks summarized
                           below which are further described under "Additional
                           Risk Information."

                           - There is no guarantee that the stock market or the stocks that the Fund buys will always increase in value. Therefore, it is possible to lose money by investing in the Fund.

                           - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value will change as a result of business developments affecting an issuer as well as general market and economic conditions.

                           - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                           -    The performance of the Fund will depend on how
                                successfully the adviser pursues its investment
                                strategy.
--------------------------------------------------------------------------------
Investor Profile           -    Investors who want the value of their investment
                                to grow and who are willing to accept more
                                volatility for the possibility of higher
                                returns.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The Large Cap Growth Fund commenced operations on March 14, 2000, accordingly, there is no calendar year performance information available at this time. (See page 4 under "Advisers Prior Performance in Large Cap Growth Separate Accounts" for performance history of the adviser.)

FEES AND EXPENSES
         PLAIN TALK
         --------------------------------------------------------------
                             WHAT ARE FUND EXPENSES?
          Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.
         --------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

         PLAIN TALK
         --------------------------------------------------------------
                             WHAT ARE SALES CHARGES?
          The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.
         --------------------------------------------------------------

SHAREHOLDER  FEES (FEES PAID  DIRECTLY FROM              CLASS A              CLASS B(a)               CLASS C
YOUR INVESTMENT)                                         -------              ----------               -------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)        5.50%(b)                 None                   None
Maximum deferred sales charge                            None(c)               5.00%(d)               1.00%(e)
Maximum sales charge imposed on
   reinvested dividends (and other
   distributions)                                         None                   None                   None
Redemption fee(f)                                         None                   None                   None


-------------------------
(a) Class B shares convert to Class A shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.
(b)  Reduced for purchases of $50,000 and more.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third and fourth years; 2.00% during the fifth year; and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.
(f) If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

PERFORMANCE INFORMATION

The Fund commenced operations on March 14, 2000 and therefore does not have a full calendar year of performance. Information on the advisor's performance can be found on page 4.



ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                 CLASS A               CLASS B               CLASS C
                                                           -------               -------               -------
Management fees                                             0.55%                 0.55%                 0.55%
Distribution (12b-1) fee                                     None                 0.75%                 0.75%
Shareholder Service fee                                     0.25%                 0.25%                 0.25%
Other expenses                                              8.54%                 8.54%                 8.54%
                                                            -----                 -----                 -----
Total Annual Operating Expenses(2)                          9.34%                 10.09%                10.09%
Cost Reduction                                             (8.04)%               (8.04)%               (8.04)%
                                                           -------               -------               -------
 TOTAL NET EXPENSES                                         1.30%                 2.05%                 2.05%
                                                            =====                 =====                 =====

-------------------------

(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.
(2) The advisor has a contratual obligation through November 2011 to waive a portion of its fees and assume certain expenses of the above funds to limit the total annual operating expenses to 1.30% for Class A Shares, 2.05% for each of Class B shares and Class C shares. This arrangement will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-  you reinvested all dividends and other distributions
-  the average annual return was 5%
- the Fund's total operating expenses are charged and remain the same over the time periods
-  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                                                  1 YEAR       3 YEARS      5 YEARS       10 YEARS
                                                                  ------       -------      -------       --------
Class A(1)                                                         $675         $939         $1,224        $2,032

Class B (assuming no redemption)                                   $208         $643         $1,103        $2,187

Class B (assuming complete redemption at the end of the
period)(2)                                                         $708         $943         $1,303        $2,187

Class C (assuming no redemption)                                   $208         $643         $1,103        $2,379

Class C (assuming complete redemption at end of period)(2)         $308         $643         $1,103        $2,379

(1)   Assumes deduction at time of purchase of maximum sales charge.
(2)   Assumes deduction at redemption of maximum deferred sales charge.

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

ADVISER'S PRIOR PERFORMANCE IN LARGE CAP GROWTH SEPARATE ACCOUNTS

The table below shows relevant performance data for the adviser and its predecessors' investment advisory accounts (the "Accounts") during the ten year period ended September 30, 2001, using the same investment approach specified for the Fund under "Investment Objective" and "Primary Investment Strategies."

The results for the period October 1, 1991 through July 31, 1998 are the results of Roxbury Capital Management Inc., the predecessor to Roxbury Capital Management, LLC.

The Accounts constitute the portfolios managed by the adviser (and its predecessor) that have an identical or substantially similar investment objective or investment approach as the Series and that have met certain basic criteria as to minimum account value, discretionary status, tax-exempt status and period of management of more than one month. The Accounts were managed for tax-exempt clients and, therefore, may have been managed differently than for taxable clients. The Series will be managed primarily for taxable investors. The Accounts were not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. You should not rely on the following performance data as an indication of future performance of the adviser or of the Fund.

          TOTAL RETURN OF ADVISER'S LARGE CAP GROWTH SEPARATE ACCOUNTS

Average Annual Return for the         1 YEAR ENDED     3 YEARS ENDED     5 YEARS ENDED    10 YEARS ENDED
Periods Specified:                   SEPT. 30, 2001    SEPT. 30, 2001   SEPT. 30, 2001    SEPT. 30, 2001
                                     --------------    --------------   --------------   ----------------
The Accounts (net of expenses)           -50.20%           -2.31%            6.00%              9.11%
S&P 500 Index                            -26.62%            2.04%           10.23%             12.69%
Russell 1000 Growth Index                -45.65%           -3.28%            6.50%             10.58%

Please read the following important notes concerning the Accounts:

1. The results for the Accounts reflect both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of the Accounts. Return figures are net of applicable fees and expenses (other than separate custody fees). As of April 1, 1995, the Accounts were valued daily.

2. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value.

         PLAIN TALK
         --------------------------------------------------------------
                                WHAT IS AN INDEX?
          An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         --------------------------------------------------------------

     SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: You should note that the Fund will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are reduced to reflect the deduction of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.

INVESTMENT OBJECTIVE
The Fund and the Series seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in the securities comprising the S&P 500 Index that exceeds the return of the S&P 500 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
         --------------------------------------------------------------
                             WHAT ARE GROWTH FUNDS?
          Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
         --------------------------------------------------------------

The Fund invests its assets in the Series, which, under normal market conditions, invests at least 80%, and typically more, of its total assets in the following equity (or equity-related) securities:

- common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization of $5 billion or higher at the time of purchase;

- securities convertible into the common stock of U.S. corporations described above;
-  options on common stock or options on stock indexes.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in its investments. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many other growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies that are growing their earnings at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical attributes or factors.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Fund's investments will emphasize large cap growth stocks, but also may include medium cap stocks and special situations.


LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 80%, of the Series' total assets may be invested in Large Cap Growth Stocks, which have the following characteristics:


    -  Mature, predictable businesses

    -  Capital appreciation and income
    -  Highest liquidity


MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets may be invested in Medium Cap Growth Stocks, which have the following characteristics:


    -  Superior long-term potential

    -  Strong niche or franchise
    -  Seasoned management


SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets may be invested in Special Situations Growth Opportunities, which have the following characteristics:

    -  Stable return, independent of the market

    -  Unusually favorable risk/reward characteristics
    -  Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Fund will be unable to achieve its investment objective. The Fund also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market as a whole.

- DERIVATIVES RISK: Some of the Fund's investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.


- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.


- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- VALUATION RISK: The risk that a Series has valued a certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).


                                                                              FOR THE              FOR THE PERIOD
                                                                            FISCAL YEAR           MARCH 14, 2000(1)
                                                                               ENDED                   THROUGH
LARGE CAP GROWTH FUND - CLASS A SHARES                                    JUNE 30, 2001            JUNE 30, 2000
                                                                        --------------------    --------------------
NET ASSET VALUE - BEGINNING OF PERIOD                                                 $8.80                 $10.00
                                                                        --------------------    --------------------

INVESTMENT OPERATIONS:
   Net investment income (loss)(7)                                                   (0.03)                    --
   Net realized and unrealized gain (loss) on investments                            (2.92)                 (1.20)
                                                                        --------------------    --------------------
     Total from investment operations                                                (2.95)                 (1.20)
                                                                        --------------------    --------------------

DISTRIBUTIONS:(5)
   From net investment income                                                            --                     --
   From net realized gains                                                               --                     --
                                                                        --------------------    --------------------
     Total distributions                                                                 --                     --
                                                                        --------------------    --------------------
NET ASSET VALUE - END OF PERIOD                                                       $5.85                  $8.80
                                                                        ====================    ====================

TOTAL RETURN(6)                                                                    (33.50%)            (12.00%)(2)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
     Including expense limitations                                                    1.30%               0.00%(3)
     Excluding expense limitations                                                    9.34%                 --(NM)
   Net investment income (loss)                                                      (0.46%)              0.62%(3)
Portfolio Turnover                                                                      40%                 13%(2)
Net assets at end of period (000 omitted)                                            $5,353                   $190


(1)   Commencement of operations.
(2)   Not annualized.
(3)   Annualized.
(4) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Large Cap Growth Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
(5)   Distributions were less than .01 per share.
(6) The net investment loss per share was calculated using average share outstanding method.
(7)   Excluding sales charge.
(NM)  Not meaningful.

MANAGEMENT OF THE FUND
The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Roxbury Investment Committee.

INVESTMENT ADVISER
         PLAIN TALK
         --------------------------------------------------------------
                               WHAT IS AN ADVISER?
          The adviser makes investment decisions for a mutual fund
          and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.
         --------------------------------------------------------------

Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Series). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. As of September 30, 2001, the adviser had $7.3 billion of assets under management. The Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets;
and 0.45% of the Series' average daily net assets over $2 billion.

For the fiscal year ended June 30, 2001, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received a fee of 0.55% of the Series' average daily net assets.

FUND MANAGER
The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Fund and relies on Roxbury's research team.

SERVICE PROVIDERS
The following chart provides information on the Fund's primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services
------------------------------------                                         --------------------------------

              ADVISER                                                                TRANSFER AGENT

    ROXBURY CAPITAL MANAGEMENT,                                                         PFPC INC.
                LLC                                                               400 BELLEVUE PARKWAY
      100 WILSHIRE BOULEVARD                                                      WILMINGTON, DE 19809
             SUITE 600                                                                  SUITE 108
      SANTA MONICA, CA 90401
                                                                              Handles shareholder services,
                                                                               including recordkeeping and
                                        ---------------------------------        statements, payment of
   Manages the Fund's investment                                             distribution and processing of
            activities.                                                          buy and sell requests.
------------------------------------                                         --------------------------------

                                                ROXBURY LARGE CAP
                                                   GROWTH FUND

Fund                                                                         Asset
Operations                                                                   Safe Keeping
-----------------------------------                                          -------------------------------

         ADMINISTRATOR AND                                                              CUSTODIAN
         ACCOUNTING AGENT
                                                                                WILMINGTON TRUST COMPANY
             PFPC INC.                                                          1100 NORTH MARKET STREET
       400 BELLEVUE PARKWAY                                                       WILMINGTON, DE 19890
       WILMINGTON, DE 19809
                                        Distribution
                                        ---------------------------------
Provides facilities, equipment and                                              Holds the Fund's assets,
      personnel to carry out                      DISTRIBUTOR                  settle all portfolio trades
administrative services related to                                               and collect most of the
the Fund and calculates the Fund's                                             valuation data required for
      NAV and distributions.                PFPC DISTRIBUTORS, INC.          calculating the Fund's NAV per
                                               3200 HORIZON DRIVE                        share.
-----------------------------------        KING OF PRUSSIA, PA 19406         -------------------------------


                                         Distributes the Fund's shares.



                                        ---------------------------------

SHAREHOLDER INFORMATION
HOW SHARE PRICE IS CALCULATED
The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
         --------------------------------------------------------------
                      WHAT IS THE NET ASSET VALUE OR "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares
         --------------------------------------------------------------

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                   Memorial Day          Veterans Day
     Martin Luther King, Jr. Day      Independence Day      Thanksgiving Day
     Presidents' Day                  Labor Day             Christmas Day
     Good Friday                      Columbus Day

SELECTING THE CORRECT CLASS OF SHARES
This prospectus offers Class A, Class B and Class C shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

CLASS A SHARES--INITIAL SALES CHARGE
If you purchase Class A shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 13). Class A shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares." The minimum initial investment in Class A shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

---------------------------------------------------------------------------------------------------
                                                      AS A PERCENTAGE OF      AS A PERCENTAGE OF
YOUR INVESTMENT                                         OFFERING PRICE         YOUR INVESTMENT
---------------------------------------------------------------------------------------------------
$50,000 and less                                            5.50%                   5.82%

$50,000 up to $150,000                                      5.00%                   5.26%

$150,000 up to $250,000                                     4.50%                   4.71%

$250,000 up to $500,000                                     3.50%                   3.63%

$500,000 up to $1,000,000                                   3.00%                   3.09%

Over $1,000,000                                             0.00%                   0.00%*

CLASS B SHARES--DEFERRED SALES CHARGE
If you purchase Class B shares, you will not incur a sales charge at the time of purchase. However, Class B shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year after purchase, Class B shares will automatically convert into Class A shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert. The minimum initial investment in Class B shares is $2,000.

CLASS C SHARES--PAY AS YOU GO
If you purchase Class C shares, you do not incur a sales charge at the time of purchase. However, Class C shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C shares have no conversion feature. Accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C shares. The minimum initial investment in Class C shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

         -   Class B Shares

              ---------------------------------------------------------------
                YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
              ---------------------------------------------------------------
                      1st year                         5.00%

                      2nd year                         4.00%

                      3rd year                         3.00%

                      4th year                         3.00%

                      5th year                         2.00%

                      6th year                         1.00%

                      7th year                          None

                 After the 7th year                     None

         Class B shares will be automatically converted to Class A shares at the end of the eighth year after purchase.

         -   Class C Shares
         If you redeem Class C shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

OTHER CLASSES OF SHARES
The Fund may also offer other classes of shares from time to time for special purposes. These other classes will, if offered, not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING SALES CHARGES ON YOUR CLASS A SHARES. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

- Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans

- Qualifying distributions from qualified retirement plans and other employee benefit plans

- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts (IRAs) due to death, disability or attainment of age 70 1/2

-  Participation in certain fee-based programs

To use any of these waivers, contact your financial consultant.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

NET ASSET VALUE PURCHASES. Class A shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C shares is $2,000 (including IRAs) and $100 for subsequent investments. The adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the net asset value for the class of shares selected. If your purchase order is received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the Transfer Agent at (800) 497-2960, or see our Statement of Additional Information.

For information on an automatic investment plan or a payroll investment plan, see our Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         --------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:
          -   By mail
          -   By telephone
         --------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

SMALL ACCOUNTS: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         --------------------------------------------------------------
                         WHAT IS AN EXCHANGE OF SHARES?
          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         --------------------------------------------------------------

You may exchange all or a portion of your shares of the Fund for shares in the same class of the following portfolios:

Roxbury Mid Cap Fund
Roxbury Science and Technology Fund
Roxbury Socially Responsible Fund
Roxbury Balanced Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase through an exchange will be effected at the NAV per share determined at the time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchange shares.

Before requesting an exchange, you should review the prospectus of the portfolio you wish to acquire. To obtain prospectuses of the other portfolios, you may call (800) 497-2960. To obtain more information about exchanges or to place exchange orders, contact the Transfer Agent, or your financial professional. The portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         --------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?
          Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         --------------------------------------------------------------

Distributions from the net investment income, if any, of the Fund are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

The Distributor manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell fund shares.

         PLAIN TALK
         --------------------------------------------------------------
                   HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?
          Your financial consultant is thoroughly familiar with the Fund and with Roxbury Capital Management. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
         --------------------------------------------------------------

RULE 12b-1 FEES
         PLAIN TALK
         --------------------------------------------------------------
                              WHAT ARE 12b-1 FEES?
          12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for
          selling fund shares.
         --------------------------------------------------------------

The Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit you to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES
The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER /FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Series, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

Roxbury Large Cap Growth Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 497-2960
8:30 a.m. to 5:00 p.m. Eastern time



Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES
            TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
         SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL (800) 497-2960.




The investment company registration number is 811-08648.

                                [CRM FUNDS LOGO]


PROSPECTUS


PROSPECTUS DATED NOVEMBER 1, 2001


CRM LARGE CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM SMALL CAP VALUE FUND

INVESTOR SHARES

[GRAPHIC]






THIS PROSPECTUS GIVES VITAL INFORMATION ABOUT THESE MUTUAL FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES. FOR YOUR OWN BENEFIT AND PROTECTION, PLEASE READ IT BEFORE YOU INVEST, AND KEEP IT ON HAND FOR FUTURE REFERENCE.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                                               TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH FUND.                        SUMMARY                                             2
                                             PERFORMANCE INFORMATION                             4
                                             FEES AND EXPENSES                                   7
                                             INVESTMENT OBJECTIVES                               9
                                             PRIMARY INVESTMENT STRATEGIES                       9
                                             ADDITIONAL RISK INFORMATION                        12
                                             FINANCIAL HIGHLIGHTS                               14

DETAILS ABOUT THE SERVICE              MANAGEMENT OF THE FUNDS
PROVIDERS
                                             INVESTMENT ADVISER                                 17
                                             SERVICE PROVIDERS                                  20


POLICIES AND INSTRUCTIONS FOR          SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND
CLOSING AN ACCOUNT IN ANY OF                 PRICING OF SHARES                                  21
THE FUNDS.                                   PURCHASE OF SHARES                                 22
                                             REDEMPTION OF SHARES                               24
                                             EXCHANGE OF SHARES                                 26
                                             DIVIDENDS AND DISTRIBUTIONS                        27
                                             TAXES                                              27


DETAILS ON THE FUNDS' SHARE            DISTRIBUTION ARRANGEMENTS
CLASSES AND MASTER/FEEDER
ARRANGEMENT.                                 MASTER/FEEDER STRUCTURE                            29
                                             SHARE CLASSES                                      29

                                       FOR MORE INFORMATION                             BACK COVER


                                       For information about key terms and
                                       concepts, look for our "PLAIN TALK"
                                       explanations.

FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                 INVESTOR SHARES

         PLAIN TALK
                             WHAT IS A MUTUAL FUND?

             A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.



SUMMARY
         PLAIN TALK
                                 WHAT IS "CAP"?

             Cap or the market capitalization of a company means the value of the company's common stock in the stock market.


INVESTMENT OBJECTIVE       - The LARGE CAP VALUE FUND, MID CAP VALUE FUND and
                             SMALL CAP VALUE FUND each seek to achieve long-term capital appreciation.

INVESTMENT FOCUS           - Equity (or related) securities

SHARE PRICE VOLATILITY     - Moderate to high

PRINCIPAL INVESTMENT       - Each Fund operates as a "feeder fund," which means
STRATEGY                     that the Fund does not buy individual
                             securities directly. Instead, the Fund's invest in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund which is a separate of another mutual fund. The
                             Funds and their corresponding Series have the same investment objective, policies and limitations.

                           - The LARGE CAP VALUE FUND will invest its assets in
                             the Large Cap Value Series, which invests at least 80% of its total assets in a diversified fund of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies.

                           - The MID CAP VALUE FUND will invest its assets in
                             the Mid Cap Value Series, which invests at least 80% of its total assets in a diversified fund of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Seriesinvests in securities whose prices are low relative to comparable companies.

                           - The SMALL CAP VALUE FUND will invest its assets
                             in the Small Cap Value Series, which invests at least 80% of its total assets in a diversified fund of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Seriesinvests in securities whose prices are low relative to comparable companies.

 PRINCIPAL RISKS           The Funds are subject to the risks summarized below
                           which are further described under "Additional Risk
                           Information."

                           - It is possible to lose money by investing in a
                             Fund.

                           - A Fund's share price will fluctuate in response
                             to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                           - A value-oriented investment approach is subject to
                             the risk that a security believed to be under-valued does not appreciate in value as anticipated.

                           - Small cap companies may be more vulnerable than
                             larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securi- ties of larger companies.

                           - The performance of a Fund will depend on whether
                             or not the adviser is successful in pursuing an investment strategy.

INVESTOR PROFILE           - Investors who want the value of their investment
                             to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                        RETURNS
           1999         -5.39%
           2000         18.28%


      Calendar Year-to-Date Total Return as of September 30, 2001: -16.19%



                BEST QUARTER                     WORST QUARTER
                   9.01%                            -18.24%
             (December 31, 1999)              (September 30, 1999)


         PLAIN TALK
                                WHAT IS AN INDEX?

             An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTOR SHARES


YEAR(S)                                     LARGE CAP VALUE FUND     RUSSELL 1000 VALUE INDEX*     S&P 500 INDEX**
AVERAGE ANNUAL RETURNS AS OF 12/31/00
1 Year                                            18.28%                      7.01%                       -9.10%
Since Inception (August 25, 1998)                 11.42%                     10.57%                        8.90%


* The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the total market capitalization of the Russell 3000 Index.
** The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

CRM MID CAP VALUE FUND


The Investor Shares of the Fund were first offered on September 20, 2000 and therefore, do not have a full calendar year of performance. Accordingly, the performance information below reflects the performance of the Fund's Institutional Shares and have been included to illustrate the risk and 7volatility of investing in the Fund from calendar year to calendar year. Such performance information has not been adjusted to reflect the shareholder service fee applicable to Investor Shares. Had the shareholder service fee been included and certain other fees and expenses not been voluntarily waived and/or reimbursed, the actual return would have been lower than reflected. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                        RETURNS
           1999          4.57%
           2000         55.55%


       Calendar Year-to-Date Total Return as of September 30, 2001: -4.36%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR SHAREHOLDER SERVICE FEES. IF SUCH FEES HAD BEEN DEDUCTED, RETURNS WOULD BE LESS THAN THOSE SHOWN.


          BEST QUARTER                  WORST QUARTER
             18.84%                        -16.35%
       (December 31, 1999)          (September 30, 1999)

INSTITUTIONAL SHARES



YEAR(S)                                      MID CAP VALUE FUND    RUSSELL MIDCAP VALUE INDEX*    RUSSELL MIDCAP INDEX**
AVERAGE ANNUAL RETURNS AS OF 12/31/00
1 Year                                             55.55%                    19.18%                      8.25%
Since Inception (January 6, 1998)                  20.27%                    15.84%                     13.23%



 * The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.
 ** The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 index.



 CRM SMALL CAP VALUE FUND

 The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Total return would have been lower had certain fees and expenses not be voluntarily waived and/or reimbursed. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                       RETURNS
           1996         38.95%
           1997         21.73%
           1998        -12.21%
           1999         10.99%
           2000         18.04%


       Calendar Year-to-Date Total Return as of September 30, 2001: 4.69%



              BEST QUARTER                 WORST QUARTER
                17.64%                       -22.80%
            (June 30, 1999)           (September 30, 1998)


INVESTOR SHARES


YEAR(S)                                     SMALL CAP VALUE FUND      RUSSELL 2000 VALUE INDEX*   RUSSELL 2000 INDEX**
AVERAGE ANNUAL RETURNS AS OF 12/31/00
1 Year                                             18.04%                      22.83%                     -3.02%
5 Years                                            14.23%                      12.60%                     10.31%
Since Inception (October1, 1995)                   15.03%                      12.57%                     10.23%


* The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market.

                                                               FEES AND EXPENSES

         PLAIN TALK

                             WHAT ARE FUND EXPENSES?

             Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.


INVESTOR SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


  LARGE CAP VALUE FUND
    Management fees                                    0.55%
    Distribution (12b-1) fees                           None
    Shareholder Servicing fees                         0.25%
    Other Expenses                                     1.48%
    TOTAL ANNUAL OPERATING EXPENSES(2)                 2.28%
    Fee Waiver                                         0.78%
    Net Expenses                                       1.50%

  MID CAP VALUE FUND
    Management fees                                    0.75%
    Distribution (12b-1) fees                           None
    Shareholder Servicing fees                         0.25%
    Other Expenses                                     0.88%
    TOTAL ANNUAL OPERATING EXPENSES(2)                 1.88%
    Fee Waiver                                         0.38%
    Net Expenses                                       1.50%

  SMALL CAP VALUE FUND
    Management fees                                    0.75%
    Distribution (12b-1) fees                           None
    Shareholder Servicing fees                         0.25%
    Other Expenses                                     0.28%
    TOTAL ANNUAL OPERATING EXPENSES(2)                 1.28%
    Fee Waiver                                           N/A
    Net Expenses                                       1.28%


(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) The adviser has a contractual obligation through November 2010 to waive a portion of its fees and assume certain expenses of the above Funds to the extent that the total annual operating expenses exceed 1.50% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

     - you reinvested all dividends and other distributions

     - the average annual return was 5%


     - the Fund's (reflecting contractual waivers and reimbursements) total operating expenses are charged and remain the same over the time periods


     - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INVESTOR SHARES


                       LARGE CAP          MID CAP           SMALL CAP
                       VALUE FUND         VALUE FUND        VALUE FUND
1 year                  $  153             $  153            $  130
3 years                 $  474             $  474            $  406
5 years                 $1,818             $1,818            $  702
10 years                $1,897             $1,843            $1,545


THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                                                           INVESTMENT OBJECTIVES

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

         PLAIN TALK

                              WHAT ARE VALUE FUNDS?

             Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.


VALUE INVESTING. Through their investment in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, price/cash, flows ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS. The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

     -  Financial models based principally upon projected cash flows

     - The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

     - The extent of management's ownership interest in the company

     - The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

The adviser also evaluates the degree of recognition of the business by investors by monitoring the number of sell side analysts who closely follow the company and nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The advisor also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the adviser will consider the company's historic valuation multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. This target typically reflects a risk/reward ratio of 50% appreciation potential achievable over a two year period versus a perceived risk of no more than 10% of capital. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

THE LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;

     - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

     - options on indexes of the common stock of U.S. corporations described above; and

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Large Cap Value Seriesis a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

     - warrants.

The Mid Cap Value Series is a diversified fund of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

         PLAIN TALK

                            WHAT ARE SMALL CAP FUNDS?

             Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

     - warrants.

The Small Cap Value Seriesis a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. This Seriesmay, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Serieswill be unable to achieve its investment objective.


The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, each Series' turnover rate is expected to be less than 100% for each of the Series.


Each Seriesalso may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Funds unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund)

     - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or since the Fund's inception, if shorter. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Investor Shares Annual Report, which is available without charge upon request.



                                                             YEAR ENDED    YEAR ENDED     PERIOD ENDED     PERIOD ENDED
                                                              JUNE 30,      JUNE 30,        JUNE 30,       SEPTEMBER 30,
                                                                2001          2000+         1999(b)+          1998(a)+
LARGE CAP VALUE FUND -- INVESTOR SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD                        $   11.63     $    12.17     $      10.02     $       10.00
                                                             ---------     ----------     ------------     -------------
INVESTMENT OPERATIONS:
  Net investment income                                           0.03             --(c)          0.06              0.01
  Net realized and unrealized gain (loss) on investments         (0.95)         (0.37)            2.16              0.01
                                                             ---------     ----------     ------------     -------------
    Total from investment operations                             (0.98)         (0.37)            2.22              0.02
                                                             ---------     ----------     ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                     (0.01)            --(c)         (0.06)              --
  From net realized gain on investments                             --          (0.17)           (0.01)              --
                                                             ---------     ----------     ------------     -------------
    Total distributions to shareholders                          (0.01)         (0.17)           (0.07)              --
                                                             ---------     ----------     ------------     -------------
NET ASSET VALUE -- END OF PERIOD                              $  12.60     $    11.63     $      12.17     $       10.02
                                                             ==========    ==========     ============     =============

TOTAL RETURN                                                      8.43%         (2.85)%          22.16%(d)          0.20%(d)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(f)
  Expenses, including reimbursement/waiver                        1.50%          1.44%            1.50%(e)          1.50%(e)
  Expenses, excluding reimbursement/waiver                        2.28%          2.35%            1.92%(e)          3.95%(e)
  Net investment income, including reimbursement/waiver           0.24%          0.05%            0.63%(e)          1.78%(e)
Portfolio turnover rate                                            109%           136%              56%                7%
Net assets at end of period (000's omitted)                  $   7,817     $    7,941     $     30,936     $      10,668


+ Effective November 1, 1999, The CRM Funds - Large Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(b) For the period October 1, 1998 through June30, 1999.
(c) Less than $0.01 per share.

(d) Not annualized.

(e) Annualized.
(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                                                       PERIOD ENDED
                                                                          JUNE30,
                                                                          2001(a)
MID CAP VALUE FUND -- INVESTOR SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD                                  $  14.84
                                                                        --------
INVESTMENT OPERATIONS:
  Net investment income                                                     0.07
  Net realized and unrealized gain on investments                           3.87
                                                                        --------
    Total from investment operations                                        3.94
                                                                        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                               (0.06)
  From net realized gain on investments                                    (0.57)
                                                                        --------
    Total distributions to shareholders                                    (0.63)
                                                                        --------
NET ASSET VALUE -- END OF PERIOD                                        $  18.15
                                                                        ========
TOTAL RETURN                                                               27.30%(b)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(d)
  Expenses, including reimbursement/waiver                                  1.50%(c)
  Expenses, excluding reimbursement/waiver                                  1.88%(c)
  Net investment income, including reimbursement/waiver                     0.31%(c)
Portfolio turnover rate                                                      163%
Net assets at end of period (000's omitted)                             $ 11,954



(a) For the period September 20, 2000 (inception of Investor Share) through June 30, 2001.
(b) Not annualized.
(c) Annualized.
(d) The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                           YEAR ENDED  YEAR ENDED  PERIOD ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                            JUNE 30,    JUNE 30,      JUNE 30,    SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,
                                              2001       2000         1999(b)+       1998+          1997+         1996(a)+
SMALL CAP VALUE FUND -- INVESTOR SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD      $   16.26      14.94     $   13.61     $   17.68     $   13.71      $    10.00
                                            ---------   --------     ---------     ---------     ---------      ----------
INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.10      (0.13)        (0.02)        (0.06)        (0.06)          (0.02)

  Net realized and unrealized gain
    (loss) on investments                        6.40       1.45          1.35         (3.15)         4.89            3.73
                                            ---------   --------     ---------     ---------     ---------      ----------
    Total from investment operations             6.50       1.32          1.33         (3.21)         4.83            3.71
                                            ---------   --------     ---------     ---------     ---------      ----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (0.02)        --            --            --            --              --(c)
  From net realized gain on investments         (0.81)        --            --         (0.84)        (0.86)             --
  Return of capital                                --         --            --(c)      (0.02)           --              --
                                            ---------   --------     ---------     ---------     ---------      ----------
    Total distributions to shareholders         (0.83)        --            --         (0.86)        (0.86)             --
                                            ---------   --------     ---------     ---------     ---------      ----------

NET ASSET VALUE -- END OF PERIOD            $   21.93   $  16.26     $   14.94     $   13.61     $   17.68      $    13.71
                                            =========   ========     =========     =========     =========      ==========

TOTAL RETURN                                    41.67%      8.84%         9.80%(d)    (18.81)%       37.14%          37.15%

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(f)
  Expenses, including reimbursement/waiver       1.28%      1.42%         1.42%(e)      1.38%         1.50%           1.49%

  Expenses, excluding reimbursement/waiver       1.28%      1.42%         1.46%(e)      1.38%         1.50%           1.98%

  Net investment income (loss), including
    reimbursement/waiver                         0.66%     (0.88)%       (0.16)%(e)    (0.34)%       (0.56)%         (0.40)%

Portfolio turnover rate                            90%        96%           64%           57%           99%            111%

Net assets at end of period (000's omitted) $ 134,778   $ 69,351     $  94,806     $ 130,929     $ 144,001      $   45,385


+ Effective November 1, 1999, The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) For the year October 1, 1995 (commencement of operations) through September 30, 1996.
(b)  For the period October 1, 1998 through June 30, 1999.
(c)  Less than $0.01 per share.

(d)  Not annualized.

(e)  Annualized.
(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                                          MANAGEMENT OF THE FUND

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

         PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

             The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


Cramer Rosenthal McGlynn, LLC ("CRM"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Seriesand the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed investments in small and medium capitalization companies for more than twenty-eight years. As of September 30, 2001, CRM had over $3.59 billion of assets under management.


Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Seriesand the Small Cap Value Serieseach pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.


For the twelve months ended June 30, 2001, CRM received investment advisory fees (after fee waivers) of 0.43% for Large Cap Value Series, 0.51% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

FUND MANAGERS


The day-to-day management of the Large Cap Value Series, the Mid Cap Value Seriesand the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober leader of the team responsible for the management of Mid Cap Value Series and Scott L. Scher are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, Terry Lally, Adam Scotch and Jim Stoeffel assist each team leader in the day-today management of the Funds. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN Co-founder, Chief Executive Officer and President of CRM with over 40 years of investment experience. Prior to co-founding CRM in 1973, Mr.McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.


JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of CRM. Mr.Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr.Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM. Mr.Prober joined the firm in 1993 and is responsible for investment research. Prior to joining CRM, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr.Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM. Mr.Scher joined the firm in 1995 and is responsible for investment research. From 1988 to 1995, he worked as an Analyst/Portfolio Manager at Prudential. Mr.Scher received a B.A. from Harvard College and an M.B.A. from Columbia Business School. He is also a Chartered Financial Analyst.

KEVIN M. CHIN Vice President of CRM. Mr.Chin joined the firm in 1989 and is responsible for Investment Research. Prior to joining CRM, Mr.Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

JAMES P. STOEFFEL joined Cramer Rosenthal McGlynn, LLC as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Jim was the Director of Research at Palisade Capital Management. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney, a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and an auditor. Jim earned a BA from Washington & Lee University and a MBA from New York University's Stern School of Business.

CARL D. BROWN joined Cramer Rosenthal McGlynn, LLC in April 1999 and is a Research Associate. Prior to joining CRM, Carl was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a BA from the University of Pennsylvania in 1994 and an MBA from New York University's Stern School of Business in 1996.

ADAM M. SCOTCH, CFA joined Cramer Rosenthal McGlynn, LLC in July 1998 as a Research Associate. Prior to joining CRM, Adam was an Analyst in the Mergers & Acquisitions Group of the Investment Banking Department at Prudential Securities Incorporated from July 1996 to July 1998. He earned a BA from Columbia University in 1996. Adam is a Chartered Financial Analyst.

TODD R. DENKER, CFA joined Cramer Rosenthal McGlynn, LLC as a Research Analyst in January 2001. Prior to joining the firm, he was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a BS from the State University of New York at Albany in 1993, an MBA from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined Cramer Rosenthal McGlynn, LLC in March 2001 as a Research Analyst. Prior to joining CRM, Brendan was a Research Analyst at DLJ from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. He earned a BA from Lehigh University in 1990 and a MBA from New York University's Stern School of Business in 1996.

ADAM L. STARR is a Principal at Cramer Rosenthal McGlynn, LLC. Adam joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Adam received a BA from Clark University and an MBA from Columbia University.

TERRY LALLY, CFA joined Cramer Rosenthal McGlynn, LLC in 2000 and is a Vice President. He is responsible for investment research. Prior to joining CRM, Terry spent nine years working at The Prudential in US small cap and emerging market equity analysis, corporate finance, and equity trading. Terry earned a BBA from the University of Notre Dame in 1989, an MBA from Harvard University in 1995, and is a Chartered Financial Analyst.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                   Shareholder
Management                              Services

         INVESTMENT ADVISER                        TRANSFER AGENT

   CRAMER ROSENTHAL MCGLYNN, LLC                      PFPC INC.
      707 WESTCHESTER AVENUE                    400 BELLEVUE PARKWAY
      WHITE PLAINS, NY 10604                    WILMINGTON, DE 19809

 Manages each Fund's business and       Handles shareholder services, including
      investment activities.            recordkeeping and statements, payment of
                                            distribution and processing of buy
                                                     and sell requests.


                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND


Fund                                    Asset
Operations                              Safe Keeping


         ADMINISTRATOR AND                        CUSTODIAN
         ACCOUNTING AGENT
                                            WILMINGTON TRUST COMPANY
             PFPC INC.                        RODNEY SQUARE NORTH
       400 BELLEVUE PARKWAY                1100 NORTH MARKET STREET
       WILMINGTON, DE 19809                  WILMINGTON, DE 19890


  Provides facilities, equipment and      Holds each Fund's assets, settle all
 personnel to carry out administrative  portfolio trades and collect most of the
   services related to each Fund and     valuation data required for calculating
     calculates each Fund's NAV and            each Fund's NAV per share.
             distributions.


                        Distribution

                                  DISTRIBUTOR

                            PFPC DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                        Distributes each Fund's shares.

                                                         SHAREHOLDER INFORMATION

PRICING OF SHARES

The Funds value their assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK

                      WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                 Outstanding Shares


PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "NYSE") normally 4:00 p.m., Eastern time, each day that the NYSE is open. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.


Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:


          New Year's Day                 Good Friday           Labor Day
          Martin Luther King, Jr. Day    Memorial Day          Thanksgiving Day
          President's Day                Independence Day      Christmas Day

PURCHASE OF SHARES

         PLAIN TALK

                             HOW TO PURCHASE SHARES:

                              - Directly by mail or by wire

                              - As a client of a Third Party


Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Investor Shares is $10,000 ($2,000 for IRAs or automatic investment plans). The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Investor Share accounts. The minimum additional investment for all accounts is $100. You may purchase shares as specified below.


You may also purchase shares if you are a client of a broker or other financial institution, a "Third Party." The policies and fees charged by the Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:


                REGULAR MAIL:               OVERNIGHT MAIL:
                -------------               ---------------
                CRM Funds                   CRM Funds
                c/o PFPC Inc.               c/o PFPC Inc.
                P.O. Box 8742               400 Bellevue Parkway, Suite 108
                Wilmington, DE 19899        Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

                               PFPC Trust Company
                               c/o PNC Bank
                               Philadelphia, PA
                               ABA #031-0000-53
                               DDA #86-0172-6591
                               Attention: The CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

         PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                          -  By mail

                          -  By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                REGULAR MAIL:                   OVERNIGHT MAIL:
                -------------                   ---------------
                CRM Funds                       CRM Funds
                c/o PFPC Inc.                   c/o PFPC Inc.
                P.O. Box 8742                   400 Bellevue Parkway, Suite 108
                Wilmington, DE 19899            Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).


SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor Share accounts ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.


REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions in kind" -- payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

         PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

             An exchange of shares allows you to move your money from one fund to another fund within a family of funds.


You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds:

          CRM Prime Money Market Fund
          CRM Tax-Exempt Fund
          CRM Broad Market Bond Fund
          CRM Municipal Bond Fund
          CRM Large Cap Value Fund
          CRM Mid Cap Value Fund
          CRM Small Cap Value Fund


Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.


Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor Share accounts.


To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Prospectus shares to be acquired through such exchange may be legally made.

DIVIDENDS AND OTHER DISTRIBUTIONS

         PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

             Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.


As a shareholder of a Fund, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you.


Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAX: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, each anticipate the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                                                       DISTRIBUTION ARRANGEMENTS


The Distributor manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Investor shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.


MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES


Each Fund issues Investor and Institutional Share's, which have different minimum investment requirements and fees. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor Shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                          ANNUAL/SEMI-ANNUAL REPORTS:

  Contain performance data and information on fund holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI):

  Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

   Copies of these documents and answers to questions about the Funds may be obtained without charge by containing:

                                   CRM Funds
                                 c/o PFPC Inc.
                              400 Bellevue Parkway
                                   Suite 108
                           Wilmington, Delaware 19809
                                 (800) CRM-2883
                      9:00 a.m. to 5:00 p.m. Eastern time

 Information about the Funds (including the SAI) can be reviewed and copied at the Public Referemce Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC,
Washington, DC, 20549-0102. Information on the operation of the Public Reference
  Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's
                      Internet site at http://www.sec.gov.

   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING
    ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR
                     SERVICES, PLEASE CALL 1-(800) CRM-2883

            The investment company registration number is 811-08648.


[CRM FUNDS LOGO]

CRM LARGE CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM SMALL CAP VALUE FUND

CRM FUNDS
C/O PFPC
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
800-CRM-2883

                                   WEB SITE:
                                www.crmfunds.com

                                [CRM FUNDS LOGO]


PROSPECTUS


PROSPECTUS DATED NOVEMBER 1 , 2001


CRM LARGE CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM SMALL CAP VALUE FUND

INSTITUTIONAL SHARES

[GRAPHIC]






THIS PROSPECTUS GIVES VITAL INFORMATION ABOUT THESE MUTUAL FUNDS, INCLUDING INFORMATION ON INVESTMENT POLICIES, RISKS AND FEES. FOR YOUR OWN BENEFIT AND PROTECTION, PLEASE READ IT BEFORE YOU INVEST, AND KEEP IT ON HAND FOR FUTURE REFERENCE.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                                               TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF EACH FUND.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN ANY OF THE FUNDS.

DETAILS ON THE FUNDS' SHARE CLASSES AND MASTER/FEEDER ARRANGEMENT.


A LOOK AT THE GOALS, STRATEGIES,        FUND DESCRIPTIONS
RISKS, EXPENSES AND FINANCIAL
HISTORY OF EACH FUND.                           SUMMARY                                         2
                                                PERFORMANCE INFORMATION                         4
                                                FEES AND EXPENSES                               7
                                                INVESTMENT OBJECTIVES                           9
                                                PRIMARY INVESTMENT STRATEGIES                   9
                                                ADDITIONAL RISK INFORMATION                    12
                                                FINANCIAL HIGHLIGHTS                           14

DETAILS ABOUT THE SERVICE               MANAGEMENT OF THE FUNDS
PROVIDERS
                                                INVESTMENT ADVISER                             16
                                                SERVICE PROVIDERS                              19

                                        SHAREHOLDER INFORMATION
POLICIES AND INSTRUCTIONS FOR
OPENING, MAINTAINING AND                        PRICING OF SHARES                              20
CLOSING AN ACCOUNT IN ANY OF                    PURCHASE OF SHARES                             21
THE FUNDS.                                      REDEMPTION OF SHARES                           23
                                                EXCHANGE OF SHARES                             25
                                                DIVIDENDS AND DISTRIBUTIONS                    26
                                                TAXES                                          26

                                        DISTRIBUTION ARRANGEMENTS

DETAILS ON THE FUNDS' SHARE                     MASTER/FEEDER STRUCTURE                        28
CLASSES AND MASTER/FEEDER                       SHARE CLASSES                                  28
ARRANGEMENT.
                                        FOR MORE INFORMATION                            BACKCOVER


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                              INSTITUTIONAL SHARES

        PLAIN TALK

                             WHAT IS A MUTUAL FUND?

          A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.


SUMMARY

        PLAIN TALK

                                 WHAT IS "CAP"?

          Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

INVESTMENT OBJECTIVE          -    The LARGE CAP VALUE FUND, MID CAP VALUE FUND
                                   and SMALL CAP VALUE FUND each seek to achieve long-term capital appreciation.

INVESTMENT FOCUS              -    Equity (or related) securities

SHARE PRICE VOLATILITY        -    Moderate to high

PRINCIPAL INVESTMENT STRATEGY -    Each Fund operates as a "feeder fund," which
                                   means that the Fund does not buy individual
                                   STRATEGY securities directly. Instead, the
                                   Fund's invest in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund which is a separate series of another mutual fund. The
                                   Funds and their corresponding Series have the same investment objective, policies and limitations.

                              - The LARGE CAP VALUE FUND will invest its assets in the Large Cap Value Series, which invests at least 80% of its total assets in a diversified fund of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies.

                              - The MID CAP VALUE FUND will invest its assets in the Mid Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies.

                              - The SMALL CAP VALUE FUND will invest its assets in the Small Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Seriesinvests in securities whose prices are low relative to comparable companies.

PRINCIPAL RISKS               The Funds are subject to the risks summarized
                              below which are further described under
                              "Additional Risk Information."

                              - It is possible to lose money by investing in a Fund.

                              -    A Fund's share price will fluctuate in
                                   response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                              -    A value-oriented investment approach is
                                   subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                              - Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                              - The performance of a Fund will depend on whether or not the adviser is successful in pursuing an investment strategy.

INVESTOR PROFILE              -    Investors who want the value of their
                                   investment to grow and who are willing to accept more volatility for the possibility of higher returns.

PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the performance of the Fund's Investor Shares. The Institutional Shares of the Fund have not commenced operations as of the date of this prospectus. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                                                  RETURNS
                         1999                      -5.39%
                         2000                      18.28%


      Calendar Year-to-Date Total Return as of September 30, 2001: -16.26%



                     BEST QUARTER                              WORST QUARTER
                         9.01%                                    -18.24%
                  (December 31, 1999)                      (September 30, 1999)


        PLAIN TALK

                               WHAT IS AN INDEX?

          An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTOR SHARES



   YEAR(S)                                   LARGE CAP VALUE FUND    RUSSELL 1000 VALUE INDEX*   S&P 500 INDEX**
   AVERAGE ANNUAL RETURNS AS OF 12/31/00
   1 Year                                         18.28%                    7.01%                     -9.10%
   Since Inception (August25, 1998)               11.42%                   10.57%                      8.90%



    * The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 98% of the total market capitalization of the Russell 3000 Index.
   ** The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


 CRM MID CAP VALUE FUND


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed, Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                                                        RETURNS
                                 1999                     4.57%
                                 2000                    55.55%


       Calendar Year-to-Date Total Return as of September 30, 2001: -4.36%



                                   BEST QUARTER                WORST QUARTER
                                      18.84%                      -16.35%
                                (December  31, 1999)       (September 30, 1999)



INSTITUTIONAL SHARES



   YEAR                                       MID CAP VALUE FUND    RUSSELL MIDCAP VALUE INDEX*   RUSSELL MIDCAP INDEX**
   AVERAGE ANNUAL RETURNS AS OF 12/31/00
   1 Year                                         55.55%                    19.18%                         8.25%
   Since Inception (January 6, 1998)              20.27%                    15.84%                        13.23%


   * The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.
   ** The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 index.

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[CHART OF ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION]

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                                                              RETURNS
                                     1999                      11.45%
                                     2000                      18.38%


        Calendar Year-to-Date Total Return as of September 30, 2001: 4.72%



                                  BEST QUARTER                  WORST QUARTER
                                     17.86%                        -10.47%
                                (June 30, 1999)              (March 31, 1999)



INSTITUTIONAL SHARES



   YEAR(S)                                   SMALL CAP VALUE FUND   RUSSELL 2000 VALUE INDEX*   RUSSELL 2000 INDEX**
   AVERAGE ANNUAL RETURNS AS OF 12/31/00
   1 Year                                        18.38%                     22.83%                     -3.02%
   Since Inception (January 27, 1998)             5.87%                      5.43%                      5.98%


   * The Russell2000 Value Index measures the performance of those companies in the Russell2000 Index with lower price-to-book ratios and lower forecasted growth values.
   ** The Russell2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index which represents approximately 98% of the investable U.S. equity market.

                                                               FEES AND EXPENSES

        PLAIN TALK

                             WHAT ARE FUND EXPENSES?

          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES


         ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
LARGE CAP VALUE FUND
  Management fees                                                        0.55%
  Distribution (12b-1) fees                                               None
  Other Expenses                                                         1.48%
  TOTAL ANNUAL OPERATING EXPENSES(2)                                     2.03%
  Fee Waiver                                                             0.88%
  Net Expenses                                                           1.15%

MID CAP VALUE FUND
  Management fees                                                        0.75%
  Distribution (12b-1) fees                                               None
  Other Expenses                                                         0.78%
  TOTAL ANNUAL OPERATING EXPENSES(2)                                     1.53%
  Fee Waiver                                                             0.38%
  Net Expenses                                                           1.15%

SMALL CAP VALUE FUND
  Management fees                                                        0.75%
  Distribution (12b-1) fees                                               None
  Other Expenses                                                         0.27%
  TOTAL ANNUAL OPERATING EXPENSES(2)                                     1.02%



   (1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.
   (2) The adviser has a contractual obligation through November, 2010 to waive a portion of its fees and assume certain expenses of the above Funds to the extent that the total annual operating expenses exceed 1.15% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:


     - you reinvested all dividends and other distributions


     - the average annual return was 5%


     - the Fund's (reflecting contractual waivers and reimbursements) total operating expenses are charged and remain the same over the time periods


     - you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES


                        LARGE CAP            MID CAP          SMALL CAP
                       VALUE FUND          VALUE FUND         VALUE FUND
1 year                    $ 117               $ 117             $ 104
3 years                   $ 365               $ 365             $ 325
5 years                   $ 633               $ 633             $ 563
10 years                 $1,522              $1,452            $1,248


THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

                                                           INVESTMENT OBJECTIVES

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

        PLAIN TALK

                              WHAT ARE VALUE FUNDS?

          Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

VALUE INVESTING. Through their investment in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, price/cash flow ratios, asset value/per share or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed using investment strategies that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS. The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:


     -  Financial models based principally upon projected cash flows


     - The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

     -  The extent of management's ownership interest in the company

     - The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

The adviser also evaluates the degree of recognition of the business by investors by monitoring the number of sell side analysts who closely follow the company and nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The advisor also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet with companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the adviser will consider the company's historic valuation multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. This target typically reflects a risk/reward ratio of 50% appreciation potential achievable over a two-year period versus a perceived risk of no more than 10% of capital. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:


    - common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;


    - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

    - options on indexes of the common stock of U.S. corporations described above; and

    - contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Large Cap Value Series is a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:


    - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the market-place relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;


    - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

    -   warrants.

The Mid Cap Value Seriesis a diversified fund of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

         PLAIN TALK

                            WHAT ARE SMALL CAP FUNDS?

             Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:


    - common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the market-place relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;


    - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

    -   warrants.

The Small Cap Value Series is a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.


The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, each Series turnover rate is normally expected to be less than 100% for each of the Series.


Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.


ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Funds unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:


    - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.


    - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

    - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

    - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund)

    - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

    - VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or since the Fund's inception, if shorter. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Institutional Shares Annual Report, which is available without charge upon request.

Institutional Shares of the Large Cap Value Fund have not commenced operations and therefore, do not have any financial highlights.




                                              YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
                                               JUNE 30,        JUNE 30,        JUNE 30,      SEPTEMBER 30,
                                                 2001            2000+          1999(b)+        1998(a)+
MID CAP VALUE FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE-- BEGINNING OF PERIOD           $13.25          $11.13           $9.67          $10.00
                                               -------         -------          ------          ------
INVESTMENT OPERATIONS:
  Net investment income                           0.09            0.05            0.02            0.05
                                               -------         -------          ------          ------
  Net realized and unrealized gain (loss)
    on investments                                5.48            2.09            1.53           (0.38)
                                               -------         -------          ------          ------
    Total from investment operations              5.57            2.14            1.55           (0.33)
                                               -------         -------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                     (0.06)          (0.02)          (0.05)             --

  From net realized gain on investments          (0.57)             --           (0.04)             --
                                               -------         -------          ------          ------
    Total distributions to shareholders          (0.63)          (0.02)          (0.09)             --
                                               -------         -------          ------          ------

NET ASSET VALUE -- END OF PERIOD                $18.19          $13.25          $11.13           $9.67
                                               =======         =======          ======          ======
TOTAL RETURN                                     42.88%          19.30%          16.11%(c)       (3.30)%(c)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:(e)

  Expenses, including reimbursement/waiver        1.15%           1.15%           1.15%(d)        1.15%(d)

  Expenses, excluding reimbursement/waiver        1.53%           2.20%           2.85%(d)        4.16%(d)

  Net investment income, including
   reimbursement/waiver                           0.66%           0.44%           0.22%(d)        0.84%(d)

Portfolio turnover rate                            163%            274%            118%             78%

Net assets at end of period (000's omitted)    $38,823         $18,573          $9,887          $5,338



 + Effective November1, 1999, - Mid Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Mid The CRM Funds Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) For the period January 6, 1998 (inception of Institutional Shares) through September 30, 1998.
(b)      For the period October 1, 1998 through June 30, 1999.
(c)      Not annualized.
(d)      Annualized.
(e) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I -
         Mid Cap Value Series (the "Series")and the portfolio turnover reflects the investment activity of the Series.

                                               YEAR ENDED     YEAR ENDED      PERIOD ENDED    PERIOD ENDED
                                                 JUNE 30,      JUNE 30,         JUNE 30,      SEPTEMBER 30,
                                                  2001          2000+           1999(b)+        1998(a)+
SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD           $16.49         $15.11          $13.72           $15.99
                                               --------       --------         -------          -------
INVESTMENT OPERATIONS:

  Net investment income (loss)                     0.16          (0.09)           0.01             0.01

  Net realized and unrealized gain
   (loss) on investments                           6.47           1.47            1.38            (2.28)
                                               --------       --------         -------          -------
   Total from investment operations                6.63           1.38            1.39            (2.27)
                                               --------       --------         -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:

  From net investment income                      (0.02)            --              --               --

  From net realized gain on investments           (0.81)            --              --               --

  Return of capital                                  --             --              --(c)            --
                                               --------       --------         -------          -------
    Total distributions to shareholders           (0.83)            --              --               --
                                               --------       --------         -------          -------
NET ASSET VALUE -- END OF PERIOD                 $22.29         $16.49          $15.11           $13.72
                                               ========       ========         =======          =======
TOTAL RETURN                                      41.88%          9.13%          10.16%(d)       (14.20%)(d)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:(F)

  Expenses, including reimbursement/waiver         1.02%          1.09%           1.08%(e)         1.15%(e)

  Expenses, excluding reimbursement/waiver         1.02%          1.09%           1.09%(e)         1.23%(e)

  Net investment income (loss), including
    reimbursement/waiver                           0.92%         (0.56%)          0.11%(e)         0.08%(e)

Portfolio turnover rate                             .90%            96%             64%              57%

Net assets at end of period (000's omitted)    $163,285       $104,562         $90,051          $48,246


 + Effective November 1, 1999, - The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a) For the period January 27, 1998 (inception of Institutional Shares) through September 30, 1998.
(b)      For the period October 1, 1998 through June 30, 1999.
(c)      Less than $0.01 per share.
(d)      Not annualized.
(e)      Annualized.
(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series(the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                                          MANAGEMENT OF THE FUND

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.


INVESTMENT ADVISER

        PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

          The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.


Cramer Rosenthal McGlynn, LLC ("CRM"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than twenty-eight years. As of September 30, 2001, CRM had over $3.59 billion of assets under management.


Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.


For the twelve months ended June 30, 2001, CRM received investment advisory fees (after fee waivers) of 0.43% for Large Cap Value Series, 0.51% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

FUND MANAGERS


The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober leader of the team responsible for the management of Mid Cap Value Series and Scott L. Scher are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, Terry Lally, Adam Scotch and James Stoeffel assist each team leader in the day-today management of the Funds. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN Co-founder, Chief Executive Officer and President of CRM with over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr.McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.


JAY B. ABRAMSON, CPA Executive Vice President of CRM. Mr.Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr.Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM. Mr.Prober joined the firm in 1993 and is responsible for investment research. Prior to joining CRM, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr.Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM. Mr.Scher joined the firm in 1995 and is responsible for investment research. Prior to joining the CRM, he worked as an Analyst/Portfolio Manager at Prudential. Mr.Scher received a B.A. from Harvard College and an M.B.A. from Columbia Business School. He is also a Chartered Financial Analyst.

KEVIN M. CHIN Vice President of CRM. Mr.Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr.Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

JAMES P. STOEFFEL joined Cramer Rosenthal McGlynn, LLC as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Jim was the Director of Research at Palisade Capital Management. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney, a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and an auditor. Jim earned a BA from Washington & Lee University and a MBA from New York University's Stern School of Business.

CARL D. BROWN joined Cramer Rosenthal McGlynn, LLC in April 1999 and is a Research Associate. Prior to joining CRM, Carl was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a BA from the University of Pennsylvania in 1994 and an MBA from New York University's Stern School of Business in 1996.

ADAM M. SCOTCH, CFA joined Cramer Rosenthal McGlynn, LLC in July 1998 as a Research Associate. Prior to joining CRM, Adam was an Analyst in the Mergers & Acquisitions Group of the Investment Banking Department at Prudential Securities Incorporated from July 1996 to July 1998. He earned a BA from Columbia University in 1996. Adam is a Chartered Financial Analyst.

TODD R. DENKER, CFA joined Cramer Rosenthal McGlynn, LLC as a Research Analyst in January 2001. Prior to joining the firm, he was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a BS from the State University of New York at Albany in 1993, an MBA from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined Cramer Rosenthal McGlynn, LLC in March 2001 as a Research Analyst. Prior to joining CRM, Brendan was a Research Analyst at DLJ from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. He earned a BA from Lehigh University in 1990 and a MBA from New York University's Stern School of Business in 1996.

ADAM L. STARR is a Principal at Cramer Rosenthal McGlynn, LLC. Adam joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Adam received a BA from Clark University and an MBA from Columbia University.

TERRY LALLY, CFA joined Cramer Rosenthal McGlynn, LLC in 2000 and is a Vice President. He is responsible for investment research. Prior to joining CRM, Terry spent nine years working at The Prudential in US small cap and emerging market equity analysis, corporate finance, and equity trading. Terry earned a BBA from the University of Notre Dame in 1989, an MBA from Harvard University in 1995, and is a Chartered Financial Analyst.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                           Shareholder
Management                                      Services

         INVESTMENT ADVISER                        TRANSFER AGENT

   CRAMER ROSENTHAL MCGLYNN, LLC                      PFPC INC.
      707 WESTCHESTER AVENUE                    400 BELLEVUE PARKWAY
      WHITE PLAINS, NY 10604                    WILMINGTON, DE 19809

 Manages each Fund's business and       Handles shareholder services, including
      investment activities.            recordkeeping and statements, payment of
                                            distribution and processing of buy
                                                     and sell requests.


                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND


Fund                                        Asset
Operations                                  Safe Keeping


         ADMINISTRATOR AND                        CUSTODIAN
         ACCOUNTING AGENT
                                            WILMINGTON TRUST COMPANY
             PFPC INC.                      1100 NORTH MARKET STREET
       400 BELLEVUE PARKWAY                   WILMINGTON, DE 19890
       WILMINGTON, DE 19809

  Provides facilities, equipment and      Holds each Fund's assets, settle all
 personnel to carry out administrative  portfolio trades and collect most of the
   services related to each Fund and     valuation data required for calculating
     calculates each Fund's NAV and            each Fund's NAV per share.
             distributions.


                        Distribution

                                  DISTRIBUTOR

                            PFPC DISTRIBUTORS, INC.
                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406

                        Distributes each Fund's shares.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The Funds value their assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

        PLAIN TALK

                      WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares


PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "NYSE") normally 4:00p.m., Eastern time each day that the NYSE is open. The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.


Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:


New Year's Day                      Good Friday                Labor Day
Martin Luther King, Jr. Day         Memorial Day               Thanksgiving Day
President's Day                     Independence Day           Christmas Day

PURCHASE OF SHARES

        PLAIN TALK

                             HOW TO PURCHASE SHARES:

                          - Directly by mail or by wire

                          - As a client of a Third Party


Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Institutional Shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional Share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.


You may also purchase shares if you are a client of a broker or other financial institution, a "Third Party." The policies and fees charged by the Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

       REGULAR MAIL:                     OVERNIGHT MAIL:
       ------------                      --------------
       CRM Funds                         CRM Funds
       c/o PFPC Inc.                     c/o PFPC Inc.
       P.O. Box 8742                     400 Bellevue Parkway, Suite 108
       Wilmington, DE 19899              Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

                               PFPC Trust Company
                               c/o PNC Bank
                               Philadelphia, PA
                               ABA #031-0000-53
                               DDA #86-0172-6591
                               Attention: The CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

        PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                                   - By mail

                                   - By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00p.m. Eastern time), or the next Business Day (if received after 4:00p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

       REGULAR MAIL:                     OVERNIGHT MAIL:
       ------------                      --------------
       CRM Funds                         CRM Funds
       c/o PFPC Inc.                     c/o PFPC Inc.
       P.O. Box 8742                     400 Bellevue Parkway, Suite 108
       Wilmington, DE 19899              Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

AUTOMATIC REDEMPTIONS: You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).


SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional Share accounts, the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.


REDEMPTIONS IN KIND: The Funds reserve the right to make "redemptions in kind" -- payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

        PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.


You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds:

       CRM Prime Money Market Fund
       CRM Tax-Exempt Fund
       CRM Broad Market Bond Fund
       CRM Municipal Bond Fund

       CRM Large Cap Value Fund
       CRM Mid Cap Value Fund
       CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.


Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000 for Institutional Share accounts.


To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Prospectus shares to be acquired through such exchange may be legally made.

DIVIDENDS AND OTHER DISTRIBUTIONS

        PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

          Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.


As a shareholder of a Fund, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you.


Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.


TAXES

FEDERAL INCOME TAX: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund each anticipate the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

The distributor manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.


MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.


SHARE CLASSES


Each Fund issues Investor and Institutional Shares, which have different minimum investment requirements and fees. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor Shares.

FOR MORE INFORMATION

      FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING
                   DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                          ANNUAL/SEMI-ANNUAL REPORTS

  Contain performance data and information on fund holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

  Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

   Copies of these documents and answers to questions about the Funds may be obtained without charge by containing:

                                   CRM Funds
                                 c/o PFPC Inc.
                              400 Bellevue Parkway
                                    Suite 108
                           Wilmington, Delaware 19809
                                 (800) CRM-2883
                      9:00 a.m. to 5:00 p.m. Eastern time

 Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC,
Washington, DC, 20549-0102. Information on the operation of the Public Reference
  Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's
                      Internet site at http://www.sec.gov.

   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING
    ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR
                     SERVICES, PLEASE CALL 1-(800)-CRM-2883.

            The investment company registration number is 811-08648.


[LOGO OF CRM FUNDS]

CRM LARGE CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM SMALL CAP VALUE FUND

CRM FUNDS
C/O PFPC
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
800-CRM-2883

                                   WEB SITE:
                                www.crmfunds.com

                           CRM INTERMEDIATE BOND FUND
                             CRM MUNICIPAL BOND FUND

                              INSTITUTIONAL SHARES

                          PROSPECTUS DATED _____, 2001

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

-      are not bank deposits

- are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates

-      are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

-      are not guaranteed to achieve their goal(s)

Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,       FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL          Summary                                       3
HISTORY OF EACH FUND.                  Fees and Expenses                             4
                                       Investment Objectives                         5
                                       Primary Investment Strategies                 5
                                       Additional Risk Information                   7

DETAILS ABOUT THE SERVICE              MANAGEMENT OF THE FUND
PROVIDERS.                             Investment Adviser                            9
                                       Service Providers                            10

POLICIES AND INSTRUCTIONS FOR          SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND               Pricing of Shares                            11
CLOSING AN ACCOUNT IN ANY OF           Purchase of Shares                           11
THE FUNDS.                             Redemption of Shares                         13
                                       Exchange of Shares                           14
                                       Dividends and Distributions                  15
                                       Taxes                                        16

DETAILS ON THE FUNDS'                  DISTRIBUTION ARRANGEMENTS
SHARE CLASSES AND MASTER/              Master/Feeder Structure                      16
FEEDER ARRANGEMENTS.                   Share Classes                                17

                                       FOR MORE INFORMATION                 back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                           CRM INTERMEDIATE BOND FUND
                             CRM MUNICIPAL BOND FUND
                              INSTITUTIONAL SHARES

FUND DESCRIPTION

PLAIN TALK

WHAT IS A MUTUAL FUND?
A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

SUMMARY

Investment Objective        -      The INTERMEDIATE BOND FUND seeks a high total
                                   return, consistent with high current income.

                            - The MUNICIPAL BOND FUND seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Investment Focus            -      Fixed income securities

Share Price Volatility      -      Moderate

Principal Investment        -      Each Fund operates as a "feeder fund," which
Strategy                           means that a Fund does not buy individual
                                   securities directly. Instead, the Funds
                                   invest in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund which is a separate series of another mutual fund. The
                                   Funds and their corresponding Series have the same investment objectives, policies and limitations.

                            - The INTERMEDIATE BOND FUND invests in the Intermediate Bond Series, which invests at least 85% of its total assets in various types of investment grade fixed income securities.

                            - The MUNICIPAL BOND FUND invests in the Municipal Bond Series, which invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.

                            - The Series' adviser purchases securities based upon their yield or their potential capital appreciation, or both. The adviser may sell securities in anticipation of market declines or if the securities are downgraded to below investment grade.

Principal Risks             The Funds are subject to the risks summarized below,
                            which are described under "Additional Risk
                            Information."

                            - An investment in a Fund is not a deposit of Wilmington Trust Company, the Funds' investment adviser, or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            - It is possible to lose money by investing in a Fund.

                            - The fixed income securities in which the Funds invest through their corresponding Series are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk. Typically, when interest rates rise, the market prices of fixed income securities go down.

                            - The performance of a Fund will depend on whether or not the adviser is successful in pursuing an investment strategy.

Investor Profile            -      Investors who want income from their
                                   investments without the volatility of an equity portfolio.

PERFORMANCE INFORMATION

The Fund has not commenced investment operations at this time, therefore no performance information is available.

FEES AND EXPENSES

PLAIN TALK

WHAT ARE FUND EXPENSES?
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of it's net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

INSTITUTIONAL SHARES
 ANNUAL FUND OPERATING                                    INTERMEDIATE         MUNICIPAL
 EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND            BOND FUND           BOND FUND
 ASSETS)(1)                                                ---------           ---------
 Management fees                                            0.35%                0.35%
 Distribution (12b-1) fees                                  None                 None
 Other expenses                                             0.35%                1.04%
 TOTAL ANNUAL OPERATING EXPENSES(2)                         0.70%                1.39%
 Waivers/reimbursements                                     0.11%                0.64%
 Net annual operating expenses                              0.59%                0.75%

-----------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) For Institutional Shares, CRM has agreed to reimburse expenses to the extent total operating expenses exceed 0.80% and 1.00% for the Intermediate Bond Fund and Municipal Fund, respectively. This arrangement will remain in place until the Board of Trustees approves its termination.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-      you reinvested all dividends and other distributions

-      the average annual return was 5%

- the Fund's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods

-      you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                               1 YEAR           3 YEARS
--------------------                               ------           -------
Intermediate Bond Fund                              $72               $224
Municipal Bond Fund                                 $142              $440

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The INTERMEDIATE BOND FUND seeks a high total return, consistent with high current income. The MUNICIPAL BOND Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK

WHAT ARE FIXED INCOME SECURITIES?
Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

PLAIN TALK

WHAT ARE INVESTMENT GRADE SECURITIES?
Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.

The INTERMEDIATE BOND FUND invests its assets in the Intermediate Bond Series, which:

- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers; and

- will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 5 to 7 years.

PLAIN TALK

WHAT IS DURATION?
Duration measures the sensitivity of fixed income securities held by a Fund to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

PLAIN TALK

WHAT ARE MUNICIPAL SECURITIES?
Municipal securities are bonds issued by state and local governments to raise money for their activities.

The MUNICIPAL BOND FUND invests its assets in the Municipal Bond Series, which:

- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified fund of municipal securities that provide interest that is exempt from federal income tax;

- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

- will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

PLAIN TALK

CORPORATE BONDS VS. GOVERNMENT BONDS:
Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

                                                        INTERMEDIATE          MUNICIPAL
                                                            BOND                BOND
----------------------------------------------------------------------------------------------
Asset-Backed Securities                                      {
----------------------------------------------------------------------------------------------
Bank Obligations                                             {
----------------------------------------------------------------------------------------------
Corporate Bonds, Notes and Commercial Paper                  {
----------------------------------------------------------------------------------------------
Mortgage-Backed Securities                                   {
----------------------------------------------------------------------------------------------
Municipal Securities                                         {                   {
----------------------------------------------------------------------------------------------
Obligations Issued By Supranational Agencies                 {
----------------------------------------------------------------------------------------------
U.S. Government Obligations                                  {
----------------------------------------------------------------------------------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Intermediate Bond Fund only).

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Series will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

MANAGEMENT OF THE FUNDS
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

PLAIN TALK

WHAT IS AN INVESTMENT ADVISER?
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

Rodney Square Management Corporation ("RSMC" or the "Adviser"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company, an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.

Under the advisory agreement, each Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion.

FUND MANAGERS

Eric K. Cheung, Vice President and Director of the RSMC, Clayton M. Albright, III, Vice President of RSMC and Dominick J. D'Eramo, CFA, Vice President of RSMC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed-income trader and was promoted to portfolio manager in 1990.

Lisa More, Vice President of RSMC Trading within the Fixed Income Management Divisions of Asset Management Department of WTC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

SERVICE PROVIDERS

The chart below provides information on the Funds' primary service providers.

Asset                                                                      Shareholder
Management                                                                 Services
--------------------------------------                                     ----------------------------------

         INVESTMENT ADVISER                                                         TRANSFER AGENT

RODNEY SQUARE MANAGEMENT CORPORATION                                                   PFPC INC.
         1100 MARKET STREET                                                      400 BELLEVUE PARKWAY
        WILMINGTON, DE 19890                                                     WILMINGTON, DE 19809

                                                                             Handles shareholder services,
                                                                              including recordkeeping and
  Manages each Fund's business and                                              statements, payment of
       investment activities.                                               distribution and processing of
                                                                                buy and sell requests.

--------------------------------------                                     ----------------------------------

                                          -----------------------------


                                              CRM INTERMEDIATE BOND
                                               CRM MUNICIPAL BOND




                                          -----------------------------

Fund                                                                       Asset
Operations                                                                 Safe Keeping
--------------------------------------                                     ----------------------------------

          ADMINISTRATOR AND                                                            CUSTODIAN
          ACCOUNTING AGENT
                                                                               WILMINGTON TRUST COMPANY
              PFPC INC.                                                           RODNEY SQUARE NORTH
        400 BELLEVUE PARKWAY                                                1100 NORTH MARKET STREET 19890
        WILMINGTON, DE 19809

 Provides facilities, equipment and
       personnel to carry out                                              Holds each Fund's assets, settle
 administrative services related to                                        all portfolio trades and collect
each Fund and calculates each Fund's                                          most of the valuation data
       NAV and distributions.                                                required for calculating each
                                                                                 Fund's NAV per share.

--------------------------------------                                     ----------------------------------

                                          -------------------------------

                                                  DISTRIBUTOR

                                            PFPC DISTRIBUTORS, INC.
                                               3200 HORIZON DRIVE
                                           KING OF PRUSSIA, PA 19406



                                          Distributes each Fund's shares.

                                          -------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Funds value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.

The assets held by the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

PLAIN TALK

WHAT IS THE NET ASSET VALUE or "NAV"?
                    NAV = Assets - Liabilities
                          --------------------
                          Outstanding Shares

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

New Year's Day                     Memorial Day            Veterans Day
Martin Luther King, Jr. Day        Independence Day        Thanksgiving Day
President's Day                    Labor Day               Christmas Day
Good Friday                        Columbus Day

PURCHASE OF SHARES

PLAIN TALK

HOW TO PURCHASE SHARES:

-      Directly by mail or by wire

-      As a client of a Third Party

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Institutional Shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional Share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party"). You should also be aware that you may be charged a fee by the Third Party in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          REGULAR MAIL:               OVERNIGHT MAIL:
          CRM Funds                   CRM Funds
          c/o PFPC Inc.               c/o PFPC Inc.
          P.O. Box 8742               400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899        Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

HOW TO REDEEM (SELL) SHARES:

-      By mail

-      By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following acceptance by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt and acceptance. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

        REGULAR MAIL:                      OVERNIGHT MAIL:
        CRM Funds                          CRM Funds
        c/o PFPC Inc.                      c/o PFPC Inc.
        P.O. Box 8742                      400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899               Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional shares ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make "redemptions in kind" - payments of redemption proceeds in fund securities rather than cash - if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

PLAIN TALK

WHAT IS AN EXCHANGE OF SHARES?
An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

You may exchange all or a portion of your shares in a Fund for the same class of shares of certain other Funds. These other Funds are:

  CRM Prime Money Market Fund
  CRM Tax-Exempt Fund
  CRM Intermediate Bond Fund
  CRM Municipal Bond Fund
  CRM Large Cap Value Fund
  CRM Mid Cap Value Fund
  CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000.

To obtain prospectuses of the other CRM Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the CRM Fund shares to be acquired through such exchange may be legally made.

DIVIDENDS AND OTHER DISTRIBUTIONS

PLAIN TALK

WHAT IS NET INVESTMENT INCOME?
Net investment income consists of interest and dividends (and, in the case of the Municipal Bond Fund, market discount on tax-exempt securities) earned by a fund on its investments less accrued expenses.

As a shareholder of a Fund, you are entitled to receive dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Fund. Generally, dividends are declared daily and paid monthly. Each Fund expects to distribute any net realized gains once a year. CRM Intermediate Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

A distribution is payable to the shareholders of record at the time the distribution is declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued.

Distributions are automatically reinvested and are paid in the form of additional Fund shares unless you have elected to receive the distributions in cash.

Any net capital gain realized by a Fund will be distributed at least annually.

TAXES
Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from federal income tax, though it may invest in a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
The Distributor manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES
Each Fund issues Investor and Institutional share classes, which classes have different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in a Fund through an intermediary (i.e., broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on fund holdings and operating results for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                           CRM INTERMEDIATE BOND FUND
                             CRM MUNICIPAL BOND FUND

                                 INVESTOR SHARES

================================================================================


                          PROSPECTUS DATED _____, 2001



This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.


Please note that these Funds:

-   are not bank deposits
- are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates
-   are not federally insured
- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
-   are not guaranteed to achieve their goal(s)


Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS


A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................3
HISTORY OF EACH FUND.               Fees and Expenses..........................4
                                    Investment Objectives......................5
                                    Primary Investment Strategies..............5
                                    Additional Risk Information................8

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Adviser.........................9
                                    Service Providers.........................10

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.........................11
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares........................11
THE FUNDS.                          Redemption of Shares......................13
                                    Exchange of Shares........................14
                                    Dividends and Distributions...............15
                                    Taxes.....................................15

DETAILS ON THE FUNDS'               DISTRIBUTION ARRANGEMENTS
SHARE CLASSES AND MASTER/           Master/Feeder Structure...................16
FEEDER ARRANGEMENTS.                Share Classes.............................17

                                    FOR MORE INFORMATION..............back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                           CRM INTERMEDIATE BOND FUND
                             CRM MUNICIPAL BOND FUND
                                 INVESTOR SHARES

FUND DESCRIPTION
         PLAIN TALK
         -------------------------------------------------------------------
          WHAT IS A MUTUAL FUND?
          A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.
         -------------------------------------------------------------------

SUMMARY
Investment Objective      -  The INTERMEDIATE BOND FUND seeks a high total
                             return, consistent with high current income.
                          -  The MUNICIPAL BOND FUND seeks a high level of
                             income exempt from federal income tax, consistent
                             with the preservation of capital.
--------------------------------------------------------------------------------
Investment Focus          -  Fixed income securities
--------------------------------------------------------------------------------
Share Price Volatility    -  Moderate
--------------------------------------------------------------------------------
Principal Investment      -  Each Fund operates as a "feeder fund," which means
Strategy                     that a Fund does not buy individual securities
                             directly.  Instead, the Funds invest in a
                             corresponding mutual fund or "master fund," which
                             in turn purchases investment securities. Each Fund
                             invests all of its assets in a master fund which is
                             a separate series of another mutual fund. The Funds
                             and their corresponding Series have the same
                             investment objectives, policies and limitations.
                          -  The INTERMEDIATE BOND FUND invests in the
                             Intermediate Bond Series, which invests at least
                             85% of its total assets in various types of
                             investment grade fixed income securities.
                          -  The MUNICIPAL BOND FUND invests in the Municipal
                             Bond Series, which invests at least 80% of its net
                             assets in municipal securities that provide
                             interest exempt from federal income tax.
                          -  The Series' adviser purchases securities based upon
                             their yield or their potential capital
                             appreciation, or both. The adviser may sell
                             securities in anticipation of market declines or if
                             the securities are downgraded to below investment
                             grade.
--------------------------------------------------------------------------------
Principal Risks           The Funds are also subject to other risks, which are
                          described under "Additional Risk Information."

                          -  An investment in a Fund is not a deposit of
                             Wilmington Trust Company, the Funds' investment
                             adviser, or any of its affiliates and is not
                             insured or guaranteed by the Federal Deposit
                             Insurance Corporation or any other government
                             agency.
                          -  It is possible to lose money by investing in a
                             Fund.
                          -  The fixed income securities in which the Funds
                             invest through their corresponding Series are
                             subject to credit risk, prepayment risk, market
                             risk, liquidity risk and interest rate risk.
                             Typically, when interest rates rise, the market
                             prices of fixed income securities go down.
                          -  The performance of a Fund will depend on whether
                             or not the adviser is successful in pursuing an
                             investment strategy.
--------------------------------------------------------------------------------
Investor Profile          -  Investors who want income from their investments
                             without the volatility of an equity portfolio.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The Fund has not commenced operations at this time. Therefore, no performance information is available.

FEES AND EXPENSES
         PLAIN TALK
         -------------------------------------------------------------------
          WHAT ARE FUND EXPENSES?
          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.
         -------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

INVESTOR SHARES
 ANNUAL FUND OPERATING                                  INTERMEDIATE          MUNICIPAL
 EXPENSES (EXPENSES THAT ARE DEDUCTED                    BOND FUND             BOND FUND
 FROM FUND ASSETS)(1)                                    ---------             ---------
 Management fees                                            0.35%                0.35%
 Distribution (12b-1) fees                                   None                 None
 Shareholder Services fee                                   0.25%                0.25%
 Other expenses                                             0.35%                1.04%
 TOTAL ANNUAL OPERATING EXPENSES                            0.95%                1.64%
 Waivers/reimbursements                                     0.11%                0.64%
 Net annual operating expenses                              0.85%                1.00%

-----------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

EXAMPLE
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-  you reinvested all dividends and other distributions
-  the average annual return was 5%
- the Fund's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods
-  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                    1 Year           3 Years           5 Years          10 Years
---------------                                    ------           -------           -------          --------
Intermediate Bond Fund                              $97                $303             $526             $1,166
Municipal Bond Fund                                 $167               $517             $892             $1,944

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The INTERMEDIATE BOND FUND seeks a high total return, consistent with high current income. The MUNICIPAL BOND Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
         -----------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?
          Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
         -----------------------------------------------------------------

         PLAIN TALK
         -----------------------------------------------------------------
          WHAT ARE INVESTMENT GRADE SECURITIES?
          Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or
          AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
         -----------------------------------------------------------------

The INTERMEDIATE BOND FUND invests its assets in the Intermediate Bond Series, which:

- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers; and
- will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 5 to 7 years.

         PLAIN TALK
         -----------------------------------------------------------------
          WHAT IS DURATION?
          Duration measures the sensitivity of fixed income securities held by a Fund to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.
         -----------------------------------------------------------------

         PLAIN TALK
         -----------------------------------------------------------------
          WHAT ARE MUNICIPAL SECURITIES?
          Municipal securities are bonds issued by state and local governments to raise money for their activities.
         -----------------------------------------------------------------

The MUNICIPAL BOND FUND invests its assets in the Municipal Bond Series, which:

- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified fund of municipal securities that provide interest that is exempt from federal income tax;

- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

- will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

         PLAIN TALK
         -----------------------------------------------------------------
          CORPORATE BONDS VS. GOVERNMENT BONDS:
          Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.
         -----------------------------------------------------------------

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

------------------------------------------------------------------------------------------------
                                                        INTERMEDIATE BOND     MUNICIPAL BOND
------------------------------------------------------------------------------------------------
Asset-Backed Securities                                         {

Bank Obligations                                                {

Corporate Bonds, Notes and Commercial Paper                     {

Mortgage-Backed Securities                                      {

Municipal Securities                                            {                    {

Obligations Issued By Supranational Agencies                    {

U.S. Government Obligations                                     {
------------------------------------------------------------------------------------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Intermediate Bond Fund only).

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Series will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

MANAGEMENT OF THE FUNDS
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER
         PLAIN TALK
         ------------------------------------------------------------------
          WHAT IS AN INVESTMENT ADVISER?
          The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         ------------------------------------------------------------------

Rodney Square Management Corporation ("RSMC" or the "Adviser"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by Wilmington Trust Company ("WTC"), an affiliate of RSMC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of _____, 2001, RSMC had $__ assets under management.

Under the advisory agreement, each Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion.

FUND MANAGERS
Eric K. Cheung, Vice President and Director of RSMC, Clayton M. Albright, III, Vice President of RSMC and Dominick J. D'Eramo, CFA, Vice President of RSMC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed-income trader and was promoted to portfolio manager in 1990.

Lisa More, Vice President of RSMC Trading within the Fixed Income Management Divisions of Asset Management Department of WTC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

SERVICE PROVIDERS
The chart below provides information on the Funds' primary service providers.

Asset                                                                      Shareholder
Management                                                                 Services
--------------------------------------                                     ----------------------------------

         INVESTMENT ADVISER                                                         TRANSFER AGENT

      RODNEY SQUARE MANAGEMENT                                                         PFPC INC.
            CORPORATION                                                          400 BELLEVUE PARKWAY
         1100 MARKET STREET                                                      WILMINGTON, DE 19809
        WILMINGTON, DE 19890

                                                                             Handles shareholder services,
                                                                              including recordkeeping and
                                                                                statements, payment of
                                                                            distribution and processing of
  Manages each Fund's business and        -----------------------------         buy and sell requests.
       investment activities.

--------------------------------------                                     ----------------------------------
                                              CRM INTERMEDIATE BOND
                                                CRM MUNICIPAL BOND


Fund                                                                       Asset
Operations                                                                 Safe Keeping
--------------------------------------                                     ----------------------------------

          ADMINISTRATOR AND               -----------------------------                CUSTODIAN
          ACCOUNTING AGENT
                                                                               WILMINGTON TRUST COMPANY
              PFPC INC.                                                           RODNEY SQUARE NORTH
        400 BELLEVUE PARKWAY                                                L100 NORTH MARKET STREET 19890
        WILMINGTON, DE 19809


 Provides facilities, equipment and                                        Holds each Fund's assets, settle
       personnel to carry out                                              all portfolio trades and collect
 administrative services related to                                           most of the valuation data
each Fund and calculates each Fund's                                         required for calculating each
       NAV and distributions.                                                    Fund's NAV per share.
--------------------------------------    -----------------------------    ----------------------------------

                                                  DISTRIBUTOR

                                             PFPC DISTRIBUTORS, INC.
                                               3200 HORIZON DRIVE
                                            KING OF PRUSSIA, PA 19406



                                          Distributes each Fund's shares.

                                          -----------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Funds value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.

The assets held by the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

         PLAIN TALK
         ------------------------------------------------------------------
          WHAT IS THE NET ASSET VALUE or "NAV"?
                          NAV = Assets - Liabilities
                                --------------------
                                 Outstanding Shares

         ------------------------------------------------------------------

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

     New Year's Day                     Memorial Day         Veterans Day
     Martin Luther King, Jr. Day        Independence Day     Thanksgiving Day
     President's Day                    Labor Day            Christmas Day
     Good Friday                        Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
         ------------------------------------------------------------------
          HOW TO PURCHASE SHARES:
          -   Directly by mail or by wire
          -   As a client of a Third Party
         ------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Investor class shares is $10,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party"). You should also be aware that you may be charged a fee by the Third Party in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

              Regular Mail:                  Overnight Mail:
              ------------                   --------------
              CRM Funds                      CRM Funds
              c/o PFPC Inc.                  c/o PFPC Inc.
              P.O. Box 8742                  400 Bellevue Parkway, Suite 108
              Wilmington, DE 19899           Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------
          HOW TO REDEEM (SELL) SHARES:
          -   By mail
          -   By telephone
         -----------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following acceptance by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt and acceptance. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

               Regular Mail:                 Overnight Mail:
               ------------                  --------------
               CRM Funds                     CRM Funds
               c/o PFPC Inc.                 c/o PFPC Inc.
               P.O. Box 8742                 400 Bellevue Parkway, Suite 108
               Wilmington, DE 19899          Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor shares ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make "redemptions in kind" - payments of redemption proceeds in fund securities rather than cash - if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------
          WHAT IS AN EXCHANGE OF SHARES?
          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         -----------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for the same class of shares of certain other Funds. These other Funds are:

         CRM Prime Money Market Fund
         CRM Tax-Exempt Fund
         CRM Intermediate Bond Fund
         CRM Municipal Bond Fund
         CRM Large Cap Value Fund
         CRM Mid Cap Value Fund
         CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000.

To obtain prospectuses of the other CRM Funds, you may call (800) CRM-2883 To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the CRM Fund shares to be acquired through such exchange may be legally made.

DIVIDENDS AND OTHER DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------
          WHAT IS NET INVESTMENT INCOME?
          Net investment income consists of interest and dividends (and, in the case of the Municipal Bond Fund, market discount on tax-exempt securities) earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------

As a shareholder of a Fund, you are entitled to receive dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Fund. Generally, dividends are declared daily and paid monthly. Each Fund expects to distribute any net realized gains once a year. CRM Intermediate Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

A distribution is payable to the shareholders of record at the time the distribution is declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued.

Distributions are automatically reinvested and are paid in the form of additional Fund shares unless you have elected to receive the distributions in cash.

Any net capital gain realized by a Fund will be distributed at least annually.

TAXES
Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from federal income tax, though it may invest in a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL TAXES: You should consult your adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
The Distributor manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES
Each Fund issues Investor and Institutional share classes, which classes have different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in a Fund through an intermediary (i.e., broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on fund holdings and operating results for the Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.



              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                            PLEASE CALL 1-(800) 2883.



The investment company registration number is 811-08648.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND


                              INSTITUTIONAL SHARES
================================================================================


                          PROSPECTUS DATED _____, 2001



This prospectus gives vital information about this money market mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that the Funds:

-  are not bank deposits
- are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates
-  are not federally insured
- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
-  are not guaranteed to achieve their goal(s)
-  may not be able to maintain a stable $1 share price

Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS


A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................3
HISTORY OF THE FUNDS.               Fees and Expenses..........................4
                                    Investment Objective.......................5
                                    Primary Investment Strategies..............5
                                    Additional Risk Information................6

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUNDS
PROVIDERS.                          Investment Adviser.........................7
                                    Service Providers..........................7

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares..........................9
CLOSING AN ACCOUNT IN THE           Purchase of Shares.........................9
FUNDS.                              Redemption of Shares......................11
                                    Exchange of Shares........................13
                                    Distributions.............................13
                                    Taxes.....................................14

DETAILS ON THE FUNDS' MASTER/       DISTRIBUTION ARRANGEMENTS
FEEDER ARRANGEMENT.                 Share Classes.............................14
                                    Master/Feeder Structure...................14


                                    FOR MORE INFORMATION..............back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                         THE CRM PRIME MONEY MARKET FUND
                             THE CRM TAX-EXEMPT FUND
                              INSTITUTIONAL SHARES

FUND DESCRIPTION
         PLAIN TALK
         ------------------------------------------------------------------
          WHAT ARE MONEY MARKET FUNDS?
          Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
         ------------------------------------------------------------------

SUMMARY
Investment Objective           -    The PRIME MONEY MARKET FUND seeks high
                                    current income, while preserving capital
                                    and liquidity.
                               -    The TAX EXEMPT FUND seeks high current
                                    interest income exempt from federal income
                                    taxes while preserving principal.
--------------------------------------------------------------------------------
Investment Focus               -    Money market instruments

Share Price Volatility         -    The Funds will strive to maintain a stable
                                    $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment Strategy  -    The Funds operate as "feeder funds" which
                                    means that the Funds do not buy individual
                                    securities directly. Instead, each Fund
                                    invests in a corresponding mutual fund or
                                    "master fund," which in turn purchases
                                    investment securities. The Funds invest all
                                    of their assets in master funds, which are
                                    separate series of another mutual fund. The
                                    Funds and corresponding Series have the same
                                    investment objective, policies and
                                    limitations.
                               -    The PRIME MONEY MARKET FUND invests in the
                                    Prime Money Market Series, which invests in
                                    money market instruments, including bank
                                    obligations, high quality commercial paper
                                    and U.S. Government obligations.
                               -    The TAX-EXEMPT FUND invests in the
                                    Tax-Exempt Series, which invests in high
                                    quality municipal obligations, municipal
                                    bonds and other instruments exempt from
                                    federal income tax.
                               -    The Prime Money Market Fund, through its
                                    corresponding Series, may invest more than
                                    25% of its total assets in the obligations
                                    of banks and finance companies.
                               -    In selecting securities for the Series, the
                                    adviser seeks current income, liquidity and
                                    safety of principal. The adviser may sell
                                    securities if the securities if the
                                    securities are downgraded to a lower ratings
                                    category.
--------------------------------------------------------------------------------
Principal Risks                The Funds are also subject to other risks, which
                               are described under "Additional Risk
                               Information."
                               -    An investment in a Fund is not a deposit of
                                    Wilmington Trust Company, the Funds'
                                    investment adviser or any of its affiliates
                                    and is not insured or guaranteed by the
                                    Federal Deposit Insurance Corporation or any
                                    other government agency. Although each Fund
                                    seeks to preserve the value of your
                                    investment at $1.00 per share, it is
                                    possible to lose money by investing in a
                                    Fund.
                               -    The obligations, in which the Funds invest
                                    through their corresponding Series, are
                                    subject to credit risk and interest rate
                                    risk. Typically, when interest rates rise,
                                    the
                                    market prices of debt securities go down.
                               -    The performance of a Fund will depend on
                                    whether or not the adviser is successful in
                                    pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile               -    Conservative
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The Fund has not commenced investment operations at this time, therefore no performance information is available.

FEES AND EXPENSES
         PLAIN TALK
         ------------------------------------------------------------------
          WHAT ARE MUTUAL FUND EXPENSES?
          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.
         ------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

INSTITUTIONAL SHARES
ANNUAL FUND OPERATING                                                      THE PRIME MONEY         THE TAX-EXEMPT
EXPENSES (EXPENSES THAT ARE DEDUCTED FROM                                    MARKET FUND                FUND
FUND ASSETS)(1)                                                              -----------                ----
Management fees                                                                 0.43%                  0.47%
Distribution (12b-1) fees                                                        None                   None
Other expenses                                                                  0.04%                  0.07%
TOTAL ANNUAL OPERATING EXPENSES                                                 0.47%                  0.54%

-----------------------------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-  you reinvested all dividends;
-  the average annual return was 5%;
- the Fund's maximum total operating expenses are charged and remain the same over the time periods; and
-  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

   INSTITUTIONAL SHARES                       1 YEAR      3 YEARS
   ----------------------------------------------------------------
   Prime Money Market Fund                      $48         $151
   Tax-Exempt Fund                              $55         $173

THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVE

- The PRIME MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and liquidity.

- The TAX-EXEMPT FUND seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal.

The investment objectives for each Fund may not be changed without shareholder approval. Each of the Funds is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
The PRIME MONEY MARKET FUND invests its assets in the Prime Money Market Series, which in turn invests in:

- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
-  high quality commercial paper and corporate obligations;
- U.S. Government obligations, which are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
-  high quality municipal securities; and
- repurchase agreements that are fully collateralized by the U.S. Government obligations.

The TAX-EXEMPT FUND invests its assets in the Tax-Exempt Series, which in turn invests in:
-  high quality municipal obligations and municipal bonds;
-  floating and variable rate obligations;
-  participation interests;
-  high quality tax-exempt commercial paper; and
-  high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization ("NRSRO") such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

The Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by a Fund will vary with changes in interest rates.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. For example, large scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

MANAGEMENT OF THE FUND
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

         PLAIN TALK
         ------------------------------------------------------------------
          WHAT IS AN INVESTMENT ADVISER?
          The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         ------------------------------------------------------------------

INVESTMENT ADVISER
Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation. WTC owns a controlling interest in Cramer Rosenthal McGlynn, LLC, the Funds' sponsor. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of _____, 2001, RSMC had $__ assets under management.

The Prime Money Market Series and the Tax-Exempt Series each pay a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. For the twelve months ended June 30, 2001, the Prime Money Market Series and the Tax-Exempt Series paid RSMC ___% and ___%, respectively, for its services as investment adviser. Out of its fee, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

SERVICE PROVIDERS
The chart below provides information on the Fund's primary service providers.

Asset                                                                      Shareholder
Management                                                                 Services
--------------------------------------                                     ----------------------------------

         INVESTMENT ADVISER                                                         TRANSFER AGENT

      RODNEY SQUARE MANAGEMENT                                                         PFPC INC.
             CORPORATION                                                         400 BELLEVUE PARKWAY
         1100 MARKET STREET                                                      WILMINGTON, DE 19809
        WILMINGTON, DE 19890

                                                                             Handles shareholder services,
                                                                              including recordkeeping and
                                                                                statements, payment of
                                                                            distribution and processing of
  Manages each Fund's business and        -----------------------------         buy and sell requests.
       investment activities.

--------------------------------------                                     ----------------------------------

                                             CRM PRIME MONEY MARKET
                                                 CRM TAX-EXEMPT


Fund                                                                       Asset
Operations                                                                 Safe Keeping
--------------------------------------                                     ----------------------------------

          ADMINISTRATOR AND               -----------------------------                CUSTODIAN
          ACCOUNTING AGENT
                                                                               WILMINGTON TRUST COMPANY
              PFPC INC.                                                           RODNEY SQUARE NORTH
        400 BELLEVUE PARKWAY                                                L100 NORTH MARKET STREET 19890
        WILMINGTON, DE 19809


 Provides facilities, equipment and
       personnel to carry out                                              Holds each Fund's assets, settle
 administrative services related to                                        all portfolio trades and collect
each Fund and calculates each Fund's                                          most of the valuation data
       NAV and distributions.                                                required for calculating each
                                                                                 Fund's NAV per share.
--------------------------------------    -----------------------------    ----------------------------------

                                                   DISTRIBUTOR

                                             PFPC DISTRIBUTORS, INC.
                                                3200 HORIZON DRIVE
                                            KING OF PRUSSIA, PA 19406



                                          Distributes each Fund's shares.

                                          -----------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
Each Fund uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PLAIN TALK
         -----------------------------------------------------------------
          WHAT IS THE NET ASSET VALUE or "NAV"?
                   NAV = Assets - Liabilities
                         --------------------
                          Outstanding Shares

         -----------------------------------------------------------------

PFPC determines the NAV per share of each Fund, as of 12:00 p.m. Eastern Time for the Tax-Exempt Fund and as of 2:00 p.m. Eastern Time for the Prime Money Market Fund, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds offices are closed. As of the date of this prospectus, those days are:

     New Year's Day                     Memorial Day            Veterans Day
     Martin Luther King, Jr. Day        Independence Day        Thanksgiving Day
     President's Day                    Labor Day               Christmas Day
     Good Friday                        Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
         ----------------------------------------------------------------
          HOW TO PURCHASE SHARES:
          -   Directly by mail or by wire
          -   As a client of a Third Party
         ----------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in each Fund's Institutional class shares is $1,000,000. Each Fund, in its sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments in any Fund may be made in any amount. You may purchase shares by mail or by wire, as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party") you may also purchase shares through such Third Party. You should also be aware that you may be charged a fee by the Third Party in connection with your investment in a Fund. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

               Regular Mail:                 Overnight Mail:
               ------------                  --------------
               CRM Funds                     CRM Funds
               c/o PFPC Inc.                 c/o PFPC Inc.
               P.O. Box 8742                 400 Bellevue Parkway, Suite 108
               Wilmington, DE 19899          Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Fund are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern Time for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Fund are credited to your account as shares of the Fund immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -------------------------------------------------------------
          HOW TO REDEEM (SELL) SHARES:
          -   By mail
          -   By telephone
          -   By check
         -------------------------------------------------------------

You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day (if received after 12:00 p.m. Eastern Time for the Tax-Exempt Fund or after 2:00 p.m. Eastern Time for the Prime Money Market Fund, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

            Regular Mail:                  Overnight Mail:
            ------------                   --------------
            CRM Funds                      CRM Funds
            c/o PFPC Inc.                  c/o PFPC Inc.
            P.O. Box 8742                  400 Bellevue Parkway, Suite 108
            Wilmington, DE 19899           Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may use the check writing option to redeem Fund shares by drawing a check for $500 or more against your Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "non-sufficient funds" and other returned checks. These charges will be paid automatically by redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agency also reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information.

ADDITIONAL INFORMATION REGARDING REDEMPTION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional share accounts ($2000 for IRAs or automatic investment plans), the Funds may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions in kind" - payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         ------------------------------------------------------------------
          WHAT IS AN EXCHANGE OF SHARES?
          An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         ------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for the same class of shares of certain other CRM Funds. These other Funds are:

         Wilmington Intermediate Bond Fund
         Wilmington Municipal Bond Fund
         CRM Large Cap Value Fund
         CRM Mid Cap Value Fund
         CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000 for Institutional share accounts.

To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------
          WHAT IS NET INVESTMENT INCOME?
          Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------

Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Fund may be taxable.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
The Distributor manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

The Funds issue Investor and Institutional Shares. Each of the
Funds has different minimum investment requirements and fees. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e., broker) or through a consultant AND who invest $1,000,000 or more or where related accounts, when combined total $1,000,000 or more. Other investors investing $10,000 or more may purchase Investor Shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. The Funds are not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.



FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883




The investment company registration number is 811-08648.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND

                                 INVESTOR SHARES

                          PROSPECTUS DATED _____, 2001

This prospectus gives vital information about this money market mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that the Funds:

-      are not bank deposits

- are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates

-      are not federally insured

- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

-      are not guaranteed to achieve their goal(s)

-      may not be able to maintain a stable $1 share price

Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,            FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL               Summary                                             3
HISTORY OF THE FUNDS.                       Fees and Expenses                                   4
                                            Investment Objective                                5
                                            Primary Investment Strategies                       5
                                            Additional Risk Information                         6

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE FUNDS
PROVIDERS.                                  Investment Adviser                                  7
                                            Service Providers                                   8

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares                                   9
CLOSING AN ACCOUNT IN THE                   Purchase of Shares                                  9
FUNDS.                                      Redemption of Shares                               11
                                            Exchange of Shares                                 13
                                            Distributions                                      13
                                            Taxes                                              14

DETAILS ON THE FUNDS' MASTER/               DISTRIBUTION ARRANGEMENTS
FEEDER ARRANGEMENT.                         Share Classes                                      14
                                            Master/Feeder Structure                            14

                                            FOR MORE INFORMATION                       back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                        THE CRM PRIME MONEY MARKET FUND
                            THE CRM TAX-EXEMPT FUND
                                INVESTOR SHARES

FUND DESCRIPTION

PLAIN TALK

WHAT ARE MONEY MARKET FUNDS?
Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

SUMMARY

Investment Objective        -      The PRIME MONEY MARKET FUND seeks high
                                   current income, while preserving capital and liquidity.

                            - The TAX EXEMPT FUND seeks high current interest income exempt from federal income taxes while preserving principal.

Investment Focus            -      Money market instruments

Share Price Volatility      -      The Funds will strive to maintain a stable
                                   $1.00 share price.

Principal Investment        -      The Funds operate as "feeder funds" which
Strategy                           means that the Funds do not buy individual
                                   securities directly. Instead, each Fund
                                   invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Funds invest all of their assets in master funds, which are separate series of another mutual fund. The
                                   Funds and corresponding Series have the same investment objective, policies and limitations.

                            - The PRIME MONEY MARKET FUND invests in the Prime Money Market Series, which invests in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations.

                            - The TAX-EXEMPT FUND invests in the Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments exempt from federal income tax.

                            - The Prime Money Market Fund, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks and finance companies.

                            - In selecting securities for the series, the adviser seeks current income, liquidity and safety of principal. The adviser may sell securities if the securities are downgraded to a lower ratings category.

Principal Risks             -      The Funds are subject to the risks summarized
                                   below, which are further described under "Additional Risk Information."

                            - An investment in a Fund is not a deposit of Wilmington Trust Company, the Funds' investment adviser or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                            - The obligations, in which the Funds invest through their corresponding Series, are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.

                            - The performance of a Fund will depend on whether or not the adviser is successful in pursuing an investment strategy.

Investor Profile            -      Conservative

PERFORMANCE INFORMATION
The Fund has not commenced investment operations at this time, therefore no performance information is available.

FEES AND EXPENSES

PLAIN TALK

WHAT ARE MUTUAL FUND EXPENSES?
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

INVESTOR SHARES
ANNUAL FUND OPERATING                                                      THE PRIME MONEY         THE TAX-EXEMPT
EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND                               MARKET FUND                FUND
ASSETS)(1)                                                                   -----------                ----
Management fees                                                                 0.43%                  0.47%
Distribution (12b-1) fees                                                       None                   None
Other expenses                                                                  0.04%                  0.06%
Shareholder Services fees                                                       0.25%                  0.25%
TOTAL ANNUAL OPERATING EXPENSES                                                 0.72%                  0.78%

---------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

-      you reinvested all dividends;

-      the average annual return was 5%;

- the Fund's maximum total operating expenses are charged and remain the same over the time periods; and

-      you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                    1 YEAR           3 YEARS
Prime Money Market Fund                             $74               $230
Tax-Exempt Fund                                     $80               $249

THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVE

- The PRIME MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and liquidity.

- The TAX-EXEMPT FUND seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal.

The investment objectives for each Fund may not be changed without shareholder approval. Each of the Funds is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
The PRIME MONEY MARKET FUND invests its assets in the Prime Money Market Series, which in turn invests in:

- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

-      high quality commercial paper and corporate obligations;

- U.S. Government obligations, which are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-      high quality municipal securities; and

- repurchase agreements that are fully collateralized by the U.S. Government obligations.

The TAX-EXEMPT FUND invests its assets in the Tax-Exempt Series, which in turn invests in:

-      high quality municipal obligations and municipal bonds;

-      floating and variable rate obligations;

-      participation interests;

-      high quality tax-exempt commercial paper; and

-      high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two nationally recognized statistical rating organization ("NRSRO"), such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

The Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by a Fund will vary with changes in interest rates.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. For example, large scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

MANAGEMENT OF THE FUND
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

PLAIN TALK

WHAT IS AN INVESTMENT ADVISER?
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation. WTC owns a controlling interest in Cramer Rosenthal McGlynn, LLC, the Fund's sponsor. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2001, RSMC had $5.43 billion assets under management.

The Prime Money Market Series and the Tax-Exempt Series each pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. For the twelve months ended June 30, 2001, the Prime Money Market Series and the Tax-Exempt Series paid RSMC ____% and ____%, respectively, for its services as investment adviser. Out of its fee, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

SERVICE PROVIDERS
The chart below provides information on the Fund's primary service providers.

Asset                                                                      Shareholder
Management                                                                 Services
--------------------------------------                                     ----------------------------------

         INVESTMENT ADVISER                                                         TRANSFER AGENT

RODNEY SQUARE MANAGEMENT CORPORATION                                                   PFPC INC.
         1100 MARKET STREET                                                      400 BELLEVUE PARKWAY
        WILMINGTON, DE 19890                                                     WILMINGTON, DE 19809

                                                                             Handles shareholder services,
                                                                              including recordkeeping and
  Manages each Fund's business and                                              statements, payment of
       investment activities.                                               distribution and processing of
                                                                                buy and sell requests.
--------------------------------------
                                                                           ----------------------------------


                                          -----------------------------


                                             CRM PRIME MONEY MARKET
                                                 CRM TAX-EXEMPT




                                          -----------------------------


Fund                                                                       Asset
Operations                                                                 Safe Keeping
--------------------------------------                                     ----------------------------------

          ADMINISTRATOR AND                                                            CUSTODIAN
          ACCOUNTING AGENT
                                                                               WILMINGTON TRUST COMPANY
              PFPC INC.                                                            RODNEY SQUARE NORTH
        400 BELLEVUE PARKWAY                                                L100 NORTH MARKET STREET 19890
        WILMINGTON, DE 19809

 Provides facilities, equipment and
       personnel to carry out                                              Holds each Fund's assets, settle
 administrative services related to                                        all portfolio trades and collect
each Fund and calculates each Fund's                                          most of the valuation data
       NAV and distributions.                                                required for calculating each
                                                                                 Fund's NAV per share.
--------------------------------------
                                                                           ----------------------------------

                                            -------------------------------

                                                     DISTRIBUTOR

                                                PFPC DISTRIBUTORS, INC.
                                                  3200 HORIZON DRIVE
                                               KING OF PRUSSIA, PA 19406



                                            Distributes each Fund's shares.

                                            -------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
Each Fund uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

WHAT IS THE NET ASSET VALUE or "NAV"?
                    NAV = Assets - Liabilities
                          --------------------
                           Outstanding Shares

PFPC determines the NAV per share of each Fund, as of 12:00 p.m. Eastern Time for the Tax-Exempt Fund and as of 2:00 p.m. Eastern Time for the Prime Money Market Fund, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

New Year's Day                   Memorial Day            Veterans Day
Martin Luther King, Jr. Day      Independence Day        Thanksgiving Day
President's Day                  Labor Day               Christmas Day
Good Friday                      Columbus Day

PURCHASE OF SHARES

PLAIN TALK

HOW TO PURCHASE SHARES:

-      Directly by mail or by wire

-      As a client of a Third Party

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in each Fund's Investor class shares is $10,000. Each Fund, in its sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments in any Fund may be made in any amount. You may purchase shares by mail or by wire, as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party") you may also purchase shares through such Third Party. You should also be aware that you may be charged a fee by the Third Party in connection with your investment in a Fund. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        Regular mail:                Overnight mail:
        -------------                ---------------
        CRM Funds                    CRM Funds
        c/o PFPC Inc.                c/o PFPC Inc.
        P.O. Box 8742                400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899         Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Fund are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern Time for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Fund are credited to your account as shares of the Fund immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

HOW TO REDEEM (SELL) SHARES:

-      By mail

-      By telephone

-      By check

You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day (if received after 12:00 p.m. Eastern Time for the Tax-Exempt Fund or after 2:00 p.m. Eastern Time for the Prime Money Market Fund, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

          Regular mail:                 Overnight mail:
          -------------                 ---------------
          CRM Funds                     CRM Funds
          c/o PFPC Inc.                 c/o PFPC Inc.
          P.O. Box 8742                 400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899          Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may use the check writing option to redeem Fund shares by drawing a check for $500 or more against your Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "non-sufficient funds" and other returned checks. These charges will be paid automatically by redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agency also reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information.

ADDITIONAL INFORMATION REGARDING REDEMPTION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor share accounts or $1,000,000 for Institutional share accounts ($2000 for IRAs or automatic investment plans), the Funds may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions in kind" - payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

PLAIN TALK

WHAT IS AN EXCHANGE OF SHARES?
An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

You may exchange all or a portion of your shares in a Fund for the same class of shares of certain other CRM Funds. These other Funds are:

Wilmington Intermediate Bond Fund
Wilmington Municipal Bond Fund
CRM Large Cap Value Fund
CRM Mid Cap Value Fund
CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor share accounts.

To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

PLAIN TALK

WHAT IS NET INVESTMENT INCOME?
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Fund may be taxable.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
The Distributor manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

The Funds issue Investor and Institutional Shares. Each of the
Funds has different minimum investment requirements and fees. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e., broker) or through a consultant AND who invest $1,000,000 or more or where related accounts, when combined, total $1,000,000 or more. Other investors investing $10,000 or more may purchase Investor Shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. The Funds are not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

The investment company registration number is 811-08648.

                                 WT MUTUAL FUND


                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO
                          WILMINGTON BALANCED PORTFOLIO


                              400 Bellevue Parkway
                           Wilmington, Delaware 19809





                       STATEMENT OF ADDITIONAL INFORMATION


                                 November 1, 2001





This Statement of Additional Information is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, dated November 1, 2001, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to _________________________, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.



Each Portfolio and its corresponding master Series' audited financial statements for the year ended June 30, 2001, included in the Annual Reports to shareholders, are incorporated into this SAI by reference.

                                TABLE OF CONTENTS


GENERAL INFORMATION                                                          1
INVESTMENT POLICIES                                                          1
INVESTMENT LIMITATIONS                                                      15
TRUSTEES AND OFFICERS                                                       20
INVESTMENT ADVISORY AND OTHER SERVICES                                      28
Rodney Square Management Corporation                                        28
Cramer Rosenthal McGlynn, LLC                                               29
Roxbury Capital Management LLC                                              30
SUB-ADVISORY SERVICES                                                       30
ADDITIONAL SERVICE PROVIDERS                                                31
DISTRIBUTION OF SHARES AND RULE 12b-1 PLAN                                  31
BROKERAGE ALLOCATION AND OTHER PRACTICES                                    32
CAPITAL STOCK AND OTHER SECURITIES                                          33
PURCHASE, REDEMPTION AND PRICING OF SHARES                                  34
DIVIDENDS                                                                   37
TAXATION OF THE PORTFOLIOS                                                  37
CALCULATION OF PERFORMANCE INFORMATION                                      42
TAX-EQUIVALENT YIELD TABLE                                                  43
FINANCIAL STATEMENTS                                                        46
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES     A-1
APPENDIX B -- DESCRIPTION OF RATINGS                                        B-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Fund") is a diversified, open-end management investment company that was organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.



The Fund has established the following Portfolios described in this SAI:
Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Intermediate Bond, Wilmington Municipal Bond, Wilmington Large Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington International Multi-Manager, Wilmington Large Cap Value, Wilmington Mid Cap Value, Wilmington Small Cap Value, and Wilmington Balanced Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor class shares, except for (i) Wilmington Premier Money Market which issues only Institutional class shares, (ii) Wilmington Prime Money Market, Wilmington U.S. Government Portfolio and Wilmington Tax-Exempt Portfolio which issue only Investor and Service class shares and
(iii) Wilmington Balanced Portfolio which issues only Institutional and service class shares.



                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                             MONEY MARKET PORTFOLIOS

The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

     - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

     - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

     - TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are securities backed by the revenues of a specific project or facility (i.e. tolls from a toll bridge).



     - BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.



     - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.



     - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

     - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.



REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.




SECURITIES LENDING. Each Money Market Portfolio may, from time to time, lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of such Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.




U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.




VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.




WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.



A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

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                               THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Intermediate Bond and the Municipal Bond Portfolios. Rodney Square Management Corporation ("RSMC"), the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Intermediate Bond Portfolio to a range of 4 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond and the Intermediate Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond and the Intermediate Bond Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.



BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market
Portfolios.(See "Money Market Portfolios[cad 228]Bank Obligations").



CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.



     - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.



          Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

     - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

          In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

     - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.



MONEY MARKET FUNDS. Each Bond Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios Investment Company Securities."



MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a PRO RATA basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

     - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

     - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     - PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes, which were previously described under "Money Market Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond and the Intermediate Bond Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Bond Portfolios may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.



REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, previously described under "Money Market Portfolios - Repurchase Agreements."




SECURITIES LENDING. Each Bond Portfolio may lend securities, which were previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.




U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "Money Market Portfolios - U.S. Government Obligations.")




VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.



Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.



WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, previously described under "Money Market Portfolios - When-Issued Securities."



The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.



ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND PORTFOLIO:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, were:

                                        12 MONTHS ENDED           12 MONTHS ENDED
                                            6/30/01                   6/30/00
                                            -------                   -------
Short/Intermediate Bond                       88%                       47%

Intermediate Bond                             73%                       53%

Municipal Bond                                36%                       50%



High portfolio turnover is a result of _______________________________.



                              THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Large Cap Growth, the Large Cap Core, the Small Cap Core, the International Multi-Manager, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The International Multi-Manager and Large Cap Core Portfolios each may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Large Cap Growth, Small Cap Core and the International Multi-Manager Portfolios each may invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. The other Equity Portfolios are not subject to specific percentage limitations on such investments. Certain of these instruments are described below.



     - MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")



          The International Multi-Manager Portfolio may invest in securities of open-end and closed-end investment companies that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly. Such investments will be subject to the limits described above.



     - U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "Money Market Portfolios - U.S. Government Obligations.")




     - COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.




     - BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Money Market Portfolios - Bank Obligations.")



CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser or a sub-adviser, as applicable, to be of comparable quality. In addition, the International Multi-Manager Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by an NRSRO, or, if not rated, are judged by the adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.



DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.



HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options, futures and, in the case of the International Multi-Manager Portfolio, forward currency exchange contracts. These hedging strategies are described in detail in Appendix A.



ILLIQUID SECURITIES. Each of the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios may invest no more than 10% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may invest no more than 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that RSMC intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write
(sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.



REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios -Repurchase Agreements."



RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.



SECURITIES LENDING. Each Equity Portfolio may lend its securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, (or since inception, if applicable) were:

                                             12 MONTHS ENDED          12 MONTHS ENDED
                                                 6/30/01                   6/30/00
                                                 -------                   -------
Large Cap Growth                                   78%                       111%

Large Cap Core                                     72%                       12%

Small Cap Core                                     53%                       47%

Large Cap Value                                   109%                       136%

Mid Cap Value                                     163%                       274%

Small Cap Value                                    90%                       96%

International Multi-Manager                        86%                       78%



High portfolio turnover is a result of ___________________________.



                             THE BALANCED PORTFOLIO

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Balanced Portfolio may invest in ADRs and EDRs as previously described under "The Equity Portfolios - American Depositary Receipts (ADRs) And European Depositary Receipts (EDRs)."

ASSET-BACKED SECURITIES. The Balanced Portfolio may invest in the same asset-backed securities as the Bond Portfolios. (See "The Bond Portfolios - Asset-Backed Securities.")



BANK OBLIGATIONS. The Balanced Portfolio may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Portfolios. See ("Money Market Portfolios--Bank Obligations").




CONVERTIBLE SECURITIES. The Balanced Portfolio may invest in convertible securities within the limitations previously described under "The Equity Portfolios - Convertible Securities."



CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Balanced Portfolio may invest in the same corporate bonds, notes and commercial paper as the Bond Portfolios. (See "The Bond Portfolios - Corporate Bonds, Notes And Commercial Paper.")



GUARANTEED INVESTMENT CONTRACTS. Each Balanced Portfolio may invest in the guaranteed investment contracts within the limitations previously described under "The Bond Portfolios - Guaranteed Investment Contracts.")



HEDGING STRATEGIES. The Balanced Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Balanced Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

MONEY MARKET FUNDS. The Balanced Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "The Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Balanced Portfolio may invest in the same mortgage-backed securities as the Bond Portfolios. (See "The Bond Portfolios - Mortgage - Backed Securities.")

MUNICIPAL SECURITIES. The Balanced Portfolio may invest in the same municipal securities as the Bond Portfolios. (See "The Bond Portfolios - Municipal Securities.")

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Balanced Portfolio may use options, futures contracts and forward currency contracts as previously described under "The Bond Portfolios - Options, Futures and Forward Currency Contract Strategies."). For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Balanced Portfolio may invest in participation interests in fixed income securities within the limitations previously described under "The Bond Portfolios -- Participation Interests."




REPURCHASE AGREEMENTS. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "Money Market Portfolios -Repurchase Agreements."




RESTRICTED SECURITIES. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "The Equity Portfolios -Restricted Securities."




SECURITIES LENDING. The Balanced Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending".



U.S. GOVERNMENT OBLIGATIONS. The Balanced Portfolio may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "Money Market Portfolios
- U.S. Government Obligations.")



VARIABLE AND FLOATING RATE SECURITIES. The Balanced Portfolio may invest in variable and floating rate securities within the limitations previously described under "The Bond Portfolios - Variable and Floating Rate Securities."




WHEN-ISSUED SECURITIES. The Balanced Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, within the limitations previously described under "Money Market Portfolios - When-Issued Securities."




ZERO COUPON BONDS. The Balanced Portfolio may invest in zero coupon bonds of governmental or private issuers within the limitations previously described under "The Bond Portfolios - Zero Coupon Bonds."



                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS: Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Prime Money Market and Premier Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1.    make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Bond Portfolio and may be changed by the Board of Trustees without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;




5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.



When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Portfolio's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
      (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) for the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) for the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios, this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Large Cap Core and Small

      Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;



4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made;



THE BALANCED PORTFOLIO will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts provided that the Portfolios may invest in, purchase, sell or enter into options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT THE BALANCED PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to the Balanced Portfolio and may be changed by the Board of Trustees without shareholder approval. The Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;



When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Portfolio's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;



                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the Portfolios' activities and reviews contractual arrangements with the Portfolios' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I. An asterisk (*) indicates those Trustees who are "interested persons".

                                         POSITION(S)
NAME, ADDRESS AND                        HELD WITH
DATE OF BIRTH                            THE TRUST      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                              Trustee      Mr. Arnold founded, and currently co-manages, R. H. Arnold & Co.,
152 W. 57th Street, 44th Floor                          Inc., an investment banking company. Prior to forming R. H.
New York, NY  10019                                     Arnold & Co., Inc. in 1989, Mr. Arnold was Executive Vice
Date of Birth: 3/44                                     President and a director to Cambrian Capital Corporation, an investment banking firm he co-founded in 1987.

ROBERT J. CHRISTIAN*                      Trustee,      Mr. Christian has been Chief Investment Officer of Wilmington
Rodney Square North                       President     Trust Company since February 1996 and a Director of RSMC
1100 N. Market Street                                   since 1996. He was Chairman and Director of PNC Equity Advisors
Wilmington, DE 19890                                    Company, and President and Chief Investment Officer of PNC Asset
Date of Birth: 2/49                                     Management Group Inc. from 1994 to 1996. He was Chief Investment
                                                        Officer of PNC Bank from 1992 to 1996 and a Director of Provident
                                                        Capital Management from 1993 to 1996.

                                         POSITION(S)
NAME, ADDRESS AND                        HELD WITH
DATE OF BIRTH                            THE TRUST      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO                       Trustee      Mr. Giordano has been a Trustee of Kalmar Pooled Investment
1755 Governor's Way                                     Trust, an investment management company since 2001. Mr. Giordano
Blue Bell, PA 19422                                     served as interim President of LaSalle University from July 1998
Date of Birth: 3/43                                     through June 1999 and was a consultant for financial services organizations from late 1997 through 1998. He served as president and chief executive officer of the Philadelphia Stock Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock Clearing
                                                        Corporation of Philadelphia and Philadelphia Depository Trust
                                                        Company. Before joining the Philadelphia Stock Exchange, Mr.
                                                        Giordano served as chief financial officer at two brokerage firms from 1968 to 1971. A certified public accountant, he began his career at Price Waterhouse in 1965.

JOHN J. QUINDLEN                           Trustee      Mr. Quindlen retired as Senior Vice President - Finance of E.I.
313 Southwinds                                          duPont de Nemours & Company, Inc. (diversified chemicals), a
1250 W. Southwinds Blvd.                                position held from 1984 to 1993. He served as Chief Financial
Vero Beach, FL  32963                                   Officer of E.I. duPont de Nemours & Company from 1984 through
Date of Birth: 5/32                                     June 1993. He also serves as a Director of St. Joe Paper Co. From
                                                        1996 to 2001, he was a Trustee of Kalmar Pooled Investment Trust.

LOUIS KLEIN JR.                            Trustee      Mr. Klein has been a self-employed financial consultant since
80 Butternut Lane                                       1991. He has served as Trustee of Manville Personal Injury
Stamford, CT  06903                                     Settlement Trust since 1991.
Date of Birth: 5/35

CLEMENT C. MOORE, II                       Trustee      Mr. Moore has been the Managing Partner, Mariemont Holdings, LLC,
5804 Quaker Neck Road                                   a commercial real estate holding and development company since
Chestertown, MD 21620                                   1980.
Date of Birth: 9/44

ERIC BRUCKER                               Trustee      Mr. Brucker has been the Dean of School of Business Administration at
University of Maine                                     Widener University since July 2001. Mr. Brucker was the Dean of the
Orono, ME  04473                                        College of Business, Public Policy and Health at the University of Maine
Date of Birth: 12/41                                    between September 1998 and June 2001. Prior to 1998, he was Dean of the
                                                        School of Management at the University of Michigan.

WILLIAM P. RICHARDS, JR.*                  Trustee      Mr. Richards is President and Senior Portfolio Manager with
100 Wilshire Boulevard                                  Roxbury Capital Management LLC. He has been with the firm since
Suite 600                                               1998 and works with foundation and endowment accounts and leads
Santa Monica, CA  90401                                 the firm's mutual fund group. Previously, he was a principal at
Date of Birth:  11/36                                   Roger Engemann & Associates, and Van Deventer & Hoc, an
                                                        investment management firm. Prior to that, he was with the consulting firm Booz, Allen and Hamilton.

ERIC K. CHEUNG                                Vice      Mr. Cheung has been a Vice President at Wilmington Trust Company and RSMC
Rodney Square North                        President    since 1986 and 2001, respectively. From 1978 to 1986, he was the
1100 N. Market Street                                   Fund Manager for fixed income assets of the Meritor Financial Group.
Wilmington, DE 19890                                    Since 1991, Mr. Cheung has been the Division Manager, Fixed Income
Date of Birth: 12/54                                    Products at Wilmington Trust Company.

JOSEPH M. FAHEY, JR.                        Vice        Mr. Fahey has been a Vice President with Corporation RSMC
Rodney Square North                       President     since 1992. He has been a Director and Secretary of RSMC since
1100 North Market Street                                1986 and was an Assistant Vice President from 1988 to 1992.
Wilmington, DE 19809
Date of Birth: 1/57

                                         POSITION(S)
NAME, ADDRESS AND                        HELD WITH
DATE OF BIRTH                            THE TRUST      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
FRED FILOON                                  Vice       Mr. Filoon is a Senior Vice President of Cramer Rosenthal McGlynn LLC,
520 Madison Avenue                         President    since 1989. Mr. Filoon also serves as Chairman of the Round Hill
New York, NY 10022                                      Community Church and Chairman of the Retirement Board of the Town of
Date of Birth: 3/42                                     Greenwich.

JOHN R. GILES                                Vice       From 1991 to 1996, Mr. Giles was employed by Consistent Asset
Rodney Square North                        President    Management Company; From April 1996 to the present, Mr. Giles has
1100 N. Market Street                                   been employed by Wilmington Trust Company and serves as a Vice
Wilmington, DE 19890                                    President.
Date of Birth: 8/57

PAT COLLETTI                                 Vice       Mr. Colletti has been Vice President and Director of Investment
400 Bellevue Parkway                      President     Accounting and Administration of PFPC Inc. since April 1999. From
Wilmington, DE 19809                         and        1986 to April 1999, he was Controller for the Reserve Funds.
Date of Birth: 11/58                      Treasurer

MARY JANE MALONEY                         Secretary     Ms. Maloney has been Vice President of Regulatory Administration
400 Bellevue Parkway                                    of PFPC Inc. since 1997. From 1992 to 1997, she was Compliance
Wilmington, DE  19809                                   Officer for SEI Investments Company.
Date of Birth: 6/58


* Interested Trustee.



As of October 31, 2001, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.



The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio. The following table shows the fees paid during the fiscal year ended June 30, 2001 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Fund and WT Investment Trust I.

              TRUSTEES FEES FOR THE FISCAL YEAR ENDED JUNE 30, 2001

                                      AGGREGATE COMPENSATION              TOTAL COMPENSATION FROM
INDEPENDENT TRUSTEE                       FROM THE FUND                     THE WT FUND COMPLEX
-------------------                       -------------                     -------------------
Robert Arnold                                $18,913                              $27,300

Eric Brucker                                 $18,913                              $27,300

Nicholas Giordano                            $21,159                              $30,600

Louis Klein, Jr.                             $20,470                              $29,500

Clement C. Moore, II                         $18,913                              $27,300

John J. Quindlen                             $20,291                              $29,500

                                 CODE OF ETHICS

The Fund, WT Investment Trust I and each of the Series' investment advisers and sub-advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Among other provisions, such codes require investment personnel and certain other employees to pre-clear securities transactions that are subject to the code of ethics, to file reports or duplicate confirmations regarding personal securities transactions and to refrain from engaging in short-term trading of a security and transactions of a security within seven days of a Series' portfolio transaction involving the same security. Directors/trustees, officers and employees of the Fund, WT Investment Trust I, and each adviser and sub-adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October __, 2001, the name, address and percentage ownership of each entity that owned of record 5% or more of the outstanding shares of a Portfolio were as follows:



PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Kiewit Construction Company                                    22.73%
           One Thousand Kiewit Plaza
           Omaha, NE  68131

           Kiewit Coal Properties, Inc.                                   17.95%
           One Thousand Kiewit Plaza
           Omaha, NE  68131

           United Metro Materials, Inc.                                   6.40%
           One Thousand Kiewit Plaza
           Omaha, NE  68131

           Southeast Corridor Constructors                                6.31%
           FBO CO 3580
           One Thousand Kiewit Plaza
           Omaha, NE  68131

PRIME MONEY MARKET PORTFOLIO (INVESTOR CLASS SHARES)

           Lack & Lindsay                                                 38.12%
           Attn:  Mutual Funds Unit
           North Market Street
           Wilmington, DE  19890

           Saxon & Co.                                                    51.59%
           P.O. Box 7780-1888
           Philadelphia, PA  19182

PRIME MONEY MARKET PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           National Financial Services, LLC                               5.79%
           Attn:  Mutual Funds Department, 5th Floor
           200 Liberty Street
           One World Financial Center
           New York, NY  10281

           Lack & Lindsay                                                 94.21%
           Attn:  Mutual Funds Unit
           North Market Street
           Wilmington, DE  19890

U.S. GOVERNMENT PORTFOLIO (INVESTOR CLASS SHARES)

           Lack & Lindsay                                                 39.14%
           Attn:  Mutual Funds Unit
           North Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       43.72%
           Pondview Load Trust
           FBO Chase Manhattan Bank
           270 Park Avenue
           New York, NY  10017

U.S. GOVERNMENT PORTFOLIO (SERVICE CLASS SHARES)

           Lack & Lindsay                                                 99%
           Attn:  Mutual Funds Unit
           North Market Street
           Wilmington, DE  19890

TAX-EXEMPT PORTFOLIO (INVESTOR CLASS SHARES)

           Lack & Lindsay                                                 6.14%
           Attn:  Mutual Funds Unit
           North Market Street
           Wilmington, DE  19890

           Saxon & Co.                                                    91.07%
           P.O. Box 7780-1888
           Philadelphia, PA  19182

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Northern Trust Company                                         16.45%
           Trustee for Continental Kiewit Inc. Pension Plan
           P.O. Box 92956
           Chicago, IL  60675

           Wilmington Trust Company                                       11.45%
           FBO WTC Pension Plan
           1100 N. Market Street
           Wilmington, DE  19890

           Decker Coal Reclamation                                        10.12%
           One Thousand Kiewit Plaza
           Omaha, NE  68131

           Wilmington Trust Company                                       7.30%
           FBO University of Delaware
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       5.45%
           FBO Various 401K Plans
           1100 N. Market Street
           Wilmington, DE  19890

INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Wilmington Trust Company                                       19.69%
           FBO WTC Pension Fund
           1100 N. Market Street
           Wilmington, DE  19899

           Wilmington Trust Company                                       12.84%
           FBO Playtex Products Inc. Retirement Plan
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       8.86%
           FBO Various 401K Plans
           1100 N. Market Street
           Wilmington, DE  19890

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           100 West 10th Street Corp.                                     31.06%
           1100 North Market Street
           Wilmington, DE  19890

           Wilmington Brokerage Services Co.                              12.42%
           Attn. James V. Scorria
           P.O. Box 8988
           Wilmington, DE  19899

           National Financial Services Corp.                              15.53%
           For Attn:  Rick Ricon
           One World Financial Center, Church Street Station
           P.O. Box 3908
           New York, NY  10008-3908

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Northern Trust Company                                         25.69%
           Trustee for Continental Kiewit Inc. Pension Plan
           P.O. Box 92956
           Chicago, IL  60675

           American Express Trust Company                                 20.67%
           FBO American Express Trust Retirement Services Plans
           50534 AXP Financial Center
           Minneapolis, MN  55474

           Decker Coal Reclamation                                        12.21%
           One Thousand Kiewit Plaza
           Omaha, NE  68131

           State Street                                                   7.01%
           FBO Decker Coal Co. Pension Plan
           200 Newport Ave
           North Quincy, MA  02117

           Wilmington Trust Company                                       8.06%
           FBO WTC Pension Plan
           1100 N. Market Street
           Wilmington, DE  19890

LARGE CAP GROWTH PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Wilmington Trust Company                                       27.65%
           FBO Various 401K Plans
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       8.8%
           c/o Mutual Funds
           P.O. Box 882
           Wilmington, DE  19899

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Wilmington Trust Company                                       34.80%
           FBO Various 401K Plans
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       18.02%
           FBO WTC Pension Fund
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       5.31%
           FBO Pension Plan for HR PD Employees of NVF Co.
           1100 N. Market Street
           Wilmington, DE  19890

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Wilmington Trust Company                                       20.72%
           FBO Various 401K Plans
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       10.42%
           FBO WTC Pension Fund
           1100 N. Market Street
           Wilmington, DE  19890

INTERNATIONAL MULTI-MANAGER  PORTFOLIO (INSTITUTIONAL CLASS SHARES)

           Wilmington Trust Company                                       19.09%
           FBO WTC Pension Fund
           1100 N. Market Street
           Wilmington, DE  19890

           Wilmington Trust Company                                       15.65%
           FBO Various 401K Plans
           1100 N. Market Street
           Wilmington, DE  19890


                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION
RSMC serves as the investment adviser to the Large Cap Core, Small Cap Core, International Multi-Manager, Short/Intermediate Bond , Broad Market Bond, Municipal Bond, Prime Money Market, Premier Money Market, the U.S. Government, the Tax-Exempt, and the Balanced Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware

19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company ("WBSC"), both wholly owned subsidiaries of WTC, are registered investment advisers. In addition, WBSC is a registered broker-dealer.




For its services as adviser, RSMC received the following fees:

                                              12 MONTHS ENDED            12 MONTHS ENDED           12 MONTHS ENDED
                                                  6/30/01                    6/30/00                   6/30/99
                                                  -------                    -------                   -------
Premier Money Market Series                      $1,202,341                   $677,240(1)                N/A
Prime Money Market Series                       $10,433,544                 $9,040,719                $7,672,029
U.S. Government Series                           $4,519,119                 $3,240,463                $3,076,718
Tax-Exempt Series                                $2,394,803                 $2,104,423                $2,047,289

(1) For the period November 1, 1999 to June 30, 2000.



For its services as adviser to the Premier Money Market Series for the period November 1, 1999 to June 30, 2000 and year ended June 30, 2001, RSMC waived fees of $313,343 and $474,469, respectively.




Prior to May 9, 2001, Wilmington Trust Company ("WTC") served as the adviser to the Short/Intermediate Bond Series, the Intermediate Bond Series, the Municipal Bond Series, the Large Cap Core Series, the Small Cap Core Series and the International Multi Manager Series. WTC also served as adviser to The Premier Money Market Series, Large Cap Growth Series, Large Cap Value Series prior to November 1, 1999.



For WTC's services as investment adviser to each Series, WTC received the following fees:

                                                        6/30/00 TO             12 MONTHS ENDED            12 MONTHS ENDED
                                                          5/9/01                   6/30/00                    6/30/99
                                                          ------                   -------                    -------
Premier Money Market Series                                N/A                     $327,586                 $518,578(2)
Short/Intermediate Bond Series                           $432,655                  $515,635                 $177,376(2)
Large Cap Core Series                                    $694,972                  $905,961                 $568,176(2)
Intermediate Bond Series                                 $281,121                  $305,276                  $322,428
Municipal Bond Series                                    $53,999                   $55,020                    $61,687
Large Cap Growth Series                                    N/A                   $397,459(1)                $1,150,375
International Multi- Manager Series                      $440,256                  $517,304                  $447,808
Small Cap Core Series                                    $549,354                  $502,815                     N/A
Large Cap Value Series                                     N/A                   $131,600(1)                    N/A


(1) For the period July 1, 1999 to October 31, 1999. (2) For the period October 20, 1998 to June 30, 1999.




For its services as adviser, WTC waived the following fees:

                                                     12 MONTHS ENDED           12 MONTHS ENDED            12 MONTHS ENDED
                                                         6/30/01                   6/30/00                    6/30/99
                                                         -------                   -------                    -------
Premier Money Market Series                                N/A                   $286,696(1)                $281,704(2)
Short/Intermediate Bond Series                           $84,213                   $189,596                 $98,480(2)
Large Cap Core Series                                    $195,843                  $230,030                 $94,401(2)
Intermediate Bond Series                                 $108,377                  $143,584                  $103,995
Municipal Bond Series                                    $39,851                    $7,707                    $36,996
Large Cap Growth Series                                    N/A                     $56,620                   $201,147
International Multi- Manager Series                      $174,323                  $169,523                  $102,850

Small Cap Core Series                                    $72,629                   $96,214                      N/A
Large Cap Value Series                                     N/A                   $139,897(1)                    N/A


(1) For the period July 1, 1999 to October 31, 1999. (2) For the period October 20, 1998 to June 30, 1999.



Effective May 9, 2001, RSMC was appointed as investment adviser for Short/Intermediate Series, Intermediate Bond Series, Municipal Bond Series, Large Cap Core Series, Small Cap Core Series and International Multi-Manager Series. For the period May 9, 2001 through June 30, 2001, RSMC received $72,564, $55,847, $11,289, $111,101, $112,621, and $73,666, respectively.




For its services as adviser to the Municipal Bond Series and Large Cap Core Series for the period May 9, 2001 to June 30, 2001, RSMC waived fees of $24,454 and $14,016 respectively.




For Institutional shares, RSMC has agreed to reimburse expenses to the extent total operating expenses exceed .80% for the Large Core Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination.




Prior to October 19, 1998, Kiewit Investment Management Corp. ("Kiewit") served as investment adviser to the Premier Money Market, Short/Intermediate Bond and Large Cap Core Series. Pursuant to investment management agreements then in effect, the following fees were payable to the Series' previous investment adviser, Kiewit, for:



                                                   7/1/98 TO
                                                   10/19/98
                                                   --------
Premier Money Market Series                        $228,204
Short/Intermediate Bond Series                      $78,062
Large Cap Core Series                              $250,050



Kiewit waived the following amounts for:



                                                   7/1/98 TO
                                                   10/19/98
                                                   --------
Premier Money Market Series                        $123,952
Short/Intermediate Bond Series                      $43,340
Large Cap Core Series                               $40,225





CRAMER ROSENTHAL MCGLYNN, LLC ("CRM") CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small and medium capitalization companies for over 27 years. CRM is 44% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. and its shareholders. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has a controlling interest in CRM.



For its services as adviser, CRM received the following fees:

                                        12 MONTHS ENDED            12 MONTHS ENDED
                                            6/30/01                  6/30/00(1)
                                            -------                  ----------
Large Cap Value Series                     $449,744                   $305,109
Mid Cap Value Series                       $242,848                    $91,720
Small Cap Value Series                    $1,635,197                 $1,277,831

(1) For the period November 1, 1999 (commencement of operations) to June 30,
2000.

For its services as adviser, CRM waived the following fees.

                                       12 MONTHS ENDED           12 MONTHS ENDED
                                           6/30/01                   6/30/00
                                           -------                   -------
Large Cap Value Series                     $101,675                  $112,969
Mid Cap Value Series                       $78,136                   $129,279
Small Cap Value Series                        $0                        $0

ROXBURY CAPITAL MANAGEMENT



Roxbury Capital Management LLC, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser to the corresponding Series of the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts.




For the period ended June 30, 2001, Roxbury received $1,196,668 for its services as adviser to the WT Large Cap Growth Series.




For its services as adviser to the WT Large Cap Growth Series for the period ended June 30, 2001, Roxbury waived fees of $70,090.




ADVISORY SERVICES. Under the terms of each advisory agreements, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.



The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.


                              SUB-ADVISORY SERVICES

INTERNATIONAL MULTI-MANAGER SERIES ONLY:

The sub-advisers to the Series are:

CLEMENTE CAPITAL, INC. is located at Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019. Clemente has been a registered investment adviser since 1979. SCUDDER KEMPER INVESTMENTS, INC. is located at 345 Park Avenue, New York, New York 10154. Scudder Kemper was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. INVISTA CAPITAL MANAGEMENT, LLC, a registered investment adviser since 1984, is located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company.



SUB-ADVISORY AGREEMENTS. For services furnished pursuant to each Sub-Advisory Agreement, RSMC (and prior to May 9, 2001, WTC) pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management. For the fiscal year ended June 30, 2001, RSMC and WTC paid sub-advisory fees in the aggregate amount of $_______ to Clemente, $_______ to Invista and $_______ to Scudder Kemper.

Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Series' portfolio transactions) with respect to the portion of the Series' assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by RSMC or the sub-adviser. Each Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES



Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Fund and WT Investment Trust
I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.



                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP serves as the independent auditor to the Fund and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12b-1 PLAN



PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously. A Code of Ethics has been adopted by the Distributor.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor class shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional class shares.

The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.



The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan which became effective on November 1, 1999 regardless of the Distributor's expenses. The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.




The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor class shares of each of the Money Market Portfolio's average net assets to reimburse The Distributor for making payments to certain Service Organizations who have sold Investor class shares of the Portfolios and for other distribution expenses.




Under the Investor Shares 12b-1 Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor class shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers and sub-advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers and sub-advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 2001, 2000 and 1999, the Series paid the following brokerage commissions:

                                                    12 MONTHS ENDED           12 MONTHS ENDED           12 MONTHS ENDED
                                                        6/30/01                   6/30/00                   6/30/99
                                                        -------                   -------                   -------
Premier Money Market Series                               N/A                       N/A                       N/A
Prime Money Market Series                                 N/A                       N/A                       N/A
U.S. Government Series                                    N/A                       N/A                       N/A
Tax-Exempt Series                                         N/A                       N/A                       N/A
Short/Intermediate Bond Series                            N/A                       N/A                       N/A
Intermediate Bond Series                                  N/A                       N/A                       N/A
Municipal Bond Series                                     N/A                       N/A                       N/A
Large Cap Growth Series                                $264,249                   $334,125                  $196,083
Large Cap Core Series                                  $174,835                   $43,966                   $15,538
Small Cap Core Series                                  $126,029                   $110,997                  $67,932
Large Cap Value Series                                 $271,295                   $307,935                  $234,362
Mid Cap Value Series                                   $244,108                   $93,494                   $52,621
Small Cap Value Series                                 $682,244                   $463,676                  $424,842
International Multi-Manager Series                     $309,647                   $285,574                  $227,743

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES



The Fund issues three separate classes of shares each with a par value of $.01 per share. Each Portfolio offers Institutional and Investor shares, except (1) Premier Money Market Portfolio issues Prime Money Market, U.S. Government Portfolio and Tax-Exempt Portfolio issues only Investor and Service class shares. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.




The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that (i) the Investor class shares bear Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service class shares of bear a shareholder service fee of 0.25% of the average net assets of the class . The net income attributable to Investor or Service class shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class takes separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for WTC trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Portfolios' net investment income and distributions of
(1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Multi-Manager Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT") (see below). The aggregate dividends excludable from the shareholders' gross income may not exceed a Portfolio's net tax-exempt income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio other than the International Multi-Manager Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Multi-Manager Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Multi-Manager Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The International Multi-Manager Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the International Multi-Manager Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Multi-Manager Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of
Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Multi-Manager Portfolio attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

       A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.


           The yield for the 7-day period ended June 30, 2001 was:

           Prime Money Market Portfolio        3.81%
           Premier Money Market Portfolio      4.16%
           U.S. Government Portfolio           3.59%
           Tax-Exempt Portfolio                2.49%

       B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:


           Effective yield = [(Base Period Return + 1) 365/7] - 1.


           The effective yield for the 7-day period ended June 30, 2001 was:

           Prime Money Market Portfolio        3.88%
           Premier Money Market Portfolio      4.25%
           U.S. Government Portfolio           3.65%
           Tax-Exempt Portfolio                2.52%

       C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Tax-Exempt Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Tax-Exempt Portfolio that is not tax-exempt.

           The Tax-Exempt Portfolio's tax-equivalent yield for the 7-day period ended June 30, 2001 was:

           28% tax bracket                     3.46%
           31% tax bracket                     3.61%
           36% tax bracket                     3.89%
           39.6% tax bracket                   4.12%

           The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE

FEDERAL MARGINAL
INCOME TAX BRACKET                          TAX-EQUIVALENT YIELDS BASED ON TAX-EXEMPT YIELDS OF:
------------------                          ----------------------------------------------------
                             2%            3%           4%            5%            6%           7%            8%
                             ---          ---           ---           ---          ---          ----          ----
       28%                   2.8          4.2           5.6           6.9          8.3           9.7          11.1
       31%                   2.9          4.3           5.8           7.2          8.7          10.1          11.6
       36%                   3.1          4.7           6.3           7.8          9.4          10.9          12.5
      39.6%                  3.3          5.0           6.6           8.3          9.9          11.6          13.2

ALL PORTFOLIOS:

       A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                      T = (ERV/P)1/n - 1

           Where:    P = a hypothetical initial investment of $1,000

                     T = average annual total return

                     n = number of years

                     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2001

                                                                  1 YEAR                     5 YEAR                     10 YEAR
                                                                  ------                     ------                     -------
Prime Money Market - Investor                                     5.68%                       5.27%                      4.76%
Premier Money Market - Institutional                              6.03%                       5.60%                       N/A
U.S. Government - Investor                                        5.50%                       5.14%                      4.63%
Tax-Exempt - Investor                                             3.38%                       3.10%                      2.95%
Short/Intermediate Bond - Institutional                           10.21%                      6.61%                      6.84%
Intermediate Bond - Institutional                                 10.11%                      6.93%                      7.41%
Municipal Bond - Institutional                                    7.94%                       5.27%                       N/A
Large Cap Growth - Institutional                                 (39.41)%                     8.98%                      12.41%
Large Cap Core - Institutional                                   (21.50)%                    11.25%                       N/A
Small Cap Core - Institutional                                   (6.88)%                       N/A                        N/A
International Multi-Manager - Institutional                      (27.55)%                     3.05%                      7.50%
Large Cap Value - Institutional                                   9.33%                      10.67%                       N/A
Mid Cap Value (1)                                                 42.88%                       N/A                        N/A
Small Cap Value (1)                                               41.67%                     14.04%                       N/A

(1) The Mid Cap Value and Small Cap Value Portfolios are the performance of the CRM Mid Cap Value and the Small Cap Value Funds.

  B. YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)6-1]

     where:

             a =  dividends and interest earned during the period;
             b =  expenses accrued for the period (net of reimbursements);
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
             d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Money Market Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Prime and Premier Money Market Portfolios, the IBC U.S. Government and Agency Index for the U.S. Government Portfolio and the IBC Stockbroker and general purpose funds for the Tax-Exempt Portfolio. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of or selections from, editorials or articles about the Portfolio. Sources for performance information and articles about a Portfolio may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS


The audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Large Cap Core, Small Cap Core, Large Cap Value, Mid Cap Value, Small Cap Value and International Multi-Manager Portfolios, including each of their corresponding Series for the fiscal year ended June 30, 2001, as set forth in the Fund's Annual Report to shareholders, including the notes thereto and the reports of Ernst & Young, LLP thereon, are incorporated herein by reference.



The Balanced Fund has not yet commenced operations and therefore, has no financial statements to report for the fiscal year ended June 30, 2001.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding Series, the adviser or the sub-advisers (for International Multi-Manager Series) may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.



COVER REQUIREMENTS. No Series will use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, each Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.




OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series, each Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.



Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

            (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

            (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

     (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

     (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

The International Multi-Manager Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

            (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

            (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

     (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

     (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

     (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

     (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Multi-Manager Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Multi-Manager Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the adviser or the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Multi-Manager Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Multi-Manager Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Multi-Manager Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Series will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

                                   APPENDIX B


                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:    Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:   Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:   Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:     Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -   Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                            THE ROXBURY BALANCED FUND
                        THE ROXBURY LARGE CAP GROWTH FUND
                            THE ROXBURY MID CAP FUND
                     THE ROXBURY SCIENCE AND TECHNOLOGY FUND
                      THE ROXBURY SOCIALLY RESPONSIBLE FUND



                              400 Bellevue Parkway
                           Wilmington, Delaware 19809






                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2001





This Statement of Additional Information is not a prospectus and should be read in conjunction with each Fund's current prospectus, dated November 1, 2001, as amended from time to time. A copy of the current prospectuses may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, and from certain financial professionals such as broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 497-2960.

                                TABLE OF CONTENTS


GENERAL INFORMATION                                                         1
INVESTMENT POLICIES                                                         1
INVESTMENT LIMITATIONS                                                      4
TRUSTEES AND OFFICERS                                                       5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                         8
INVESTMENT ADVISORY AND OTHER SERVICES                                      8
DISTRIBUTION OF SHARES AND RULE 12b-1 PLAN                                 10
BROKERAGE ALLOCATION AND OTHER PRACTICES                                   11
CAPITAL STOCK AND OTHER SECURITIES                                         12
PURCHASE, REDEMPTION AND PRICING OF SHARES                                 13
DIVIDENDS                                                                  15
TAXATION OF THE FUND                                                       15
CALCULATION OF PERFORMANCE INFORMATION                                     18
FINANCIAL STATEMENTS                                                       21
APPENDIX A:  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES    A-1
APPENDIX B:  DESCRIPTION OF RATINGS                                       B-1

                               GENERAL INFORMATION

This Statement of Additional Information relates to the Class A, Class B and Class C shares of The Roxbury Balanced Fund ("Balanced Fund"), The Roxbury Large Cap Growth Fund ("Large Cap Growth Fund"), the Roxbury Mid Cap Fund ("Mid Cap Fund"), the Roxbury Science and Technology Fund ("Science & Technology Fund") and the Roxbury Socially Responsible Fund ("Socially Responsible Fund") (each, a "Fund" and collectively, the "Funds"). All references to the Funds shall include references to the Series (as defined herein) in which each Fund invests. With the exception of the Science and Technology Fund, each Fund is a diversified series of WT Mutual Fund (the "Trust") , a registered open-end management investment company organized as a Delaware business trust. The Trust was organized on June 1, 1994. The name of the Trust was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

                               INVESTMENT POLICIES

Each Fund seeks to meet its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Master") that has the same investment objective, policies and limitations as the investing Fund. Balanced Fund, Large Cap Growth Fund, Mid Cap Fund, Science and Technology Fund, and Socially Responsible Fund invest all of its investable assets in Balanced Series, Large Cap Growth Series, Mid Cap Series, Science and Technology Series and Socially Responsible Series (each, a "Series"), respectively.

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to each Fund through its investment in its corresponding Series. Although each Fund invests principally in common stocks, each may make other kinds of investments from time to time.

ASSET-BACKED SECURITIES. The Balanced Portfolio may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

MORTGAGE-BACKED SECURITIES. The Balanced Fund may invest in mortgage-backed securities, which are securities representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

CASH MANAGEMENT. Each Fund may invest in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in each Fund. Certain of these instruments are described below.

     - MONEY MARKET FUNDS. Each Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies.

     - U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government.

     - COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings."

     - BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposits, time deposits and bankers' acceptances of major U.S.

          and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U. S. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, each Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's , or if unrated, are determined by the adviser to be of comparable quality. See Appendix B "Description of Ratings." Should the rating of a security be downgraded subsequent to each Fund's purchase of the security, the adviser, as applicable, will determine whether it is in the best interest of each Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. Each Fund may purchase call options on securities that the adviser intends to include in such Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. Each Fund may purchase put options to hedge against a decline in the market value of securities held in such Fund or in an attempt to enhance return. Each Fund may write (sell) put and covered call options on securities in which they are authorized to invest. Each Fund may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of each Fund that are invested in equity (or related) securities, each Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to each Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of each Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. Each Fund may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for each Fund exceeds one-third of the value of such Fund's total assets taken at fair market value. Each Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, each Fund and its corresponding Series has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations; (This restriction does not apply to the Science and Technology Fund.)

2. purchase securities of any issuer if, as a result, more than 25% of each Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (This restriction does not apply to the Science and Technology Fund. )

3. borrow money, provided that each Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of a Fund's total assets; and in the case of the Balanced Fund, the Balanced Fund may borrow by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3 of the current value of its assets taken at market value, less liabilities other than borrowings.

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations;
         (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that each Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.       issue senior securities, except to the extent permitted by the 1940
         Act.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A FUND FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SIMILAR TO ITS CORRESPONDING SERIES.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. Each Fund will not:

1.       make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that the fund may make initial and variation deposits in connection with permitted transactions in options or future;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises each Fund's activities and reviews contractual arrangements with the Funds' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for the Master. An asterisk (*) indicates those Trustees who are "interested persons" of the Trust.


                                        POSITION(S)
NAME, ADDRESS AND                       HELD WITH
DATE OF BIRTH                           THE TRUST     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------                           ---------     --------------------------------------------------
ROBERT ARNOLD                             Trustee     Mr. Arnold founded, and currently co-manages, R. H. Arnold &
152 W. 57th Street, 44th Floor                        Co., Inc., an investment banking company. Prior to forming R. H.
New York, NY  10019                                   Arnold & Co., Inc. in 1989, Mr. Arnold was Executive Vice
Date of Birth: 3/44                                   President and a director to Cambrian Capital Corporation, an investment banking firm he co-founded in 1987.

ROBERT J. CHRISTIAN*                      Trustee,    Mr. Christian has been Chief Investment Officer of Wilmington
Rodney Square North                      President    Trust Company since February 1996 and a Director of Rodney
1100 N. Market Street                                 Square Management Corporation since 1996. He was Chairman and
Wilmington, DE 19890                                  Director of PNC Equity Advisors Company, and President and Chief
Date of Birth: 2/49                                   Investment Officer of PNC Asset Management Group Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

                                       5

NICHOLAS A. GIORDANO                      Trustee     Mr. Giordano has been a Trustee of Kalmar Pooled Investment
1755 Governor's Way                                   Trust, an investment management company since 2001. Mr. Giordano
Blue Bell, PA 19422                                   served as interim President of LaSalle University from July 1998
Date of Birth: 3/43                                   through June 1999 and was a consultant for financial services organizations from late 1997 through 1998. He served as
                                                      president and chief executive officer of the Philadelphia Stock
                                                      Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock
                                                      Clearing Corporation of Philadelphia and Philadelphia Depository
                                                      Trust Company. Before joining the Philadelphia Stock Exchange,
                                                      Mr. Giordano served as chief financial officer at two brokerage firms from 1968 to 1971. A certified public accountant, he began his career at Price Waterhouse in 1965.

JOHN J. QUINDLEN                          Trustee     Mr. Quindlen retired as Senior Vice President - Finance of E.I.
313 Southwinds                                        duPont de Nemours & Company, Inc. (diversified chemicals), a
1250 W. Southwinds Blvd.                              position held from 1984 to 1993. He served as Chief Financial
Vero Beach, FL  32963                                 Officer of E.I. duPont de Nemours & Company from 1984 through
Date of Birth: 5/32                                   June 1993. He also serves as a Director of St. Joe Paper Co.
                                                      From 1996 to 2001, he served as a Trustee of Kalmar Pooled
                                                      Investment Trust.

LOUIS KLEIN JR.                           Trustee     Mr. Klein has been a self-employed financial consultant since
80 Butternut Lane                                     1991. He has served as Trustee of Manville Personal Injury
Stamford, CT  06903                                   Settlement Trust since 1991.
Date of Birth: 5/35

CLEMENT C. MOORE, II                      Trustee     Mr. Moore has been the Managing  Partner,  Mariemont  Holdings,
5804 Quaker Neck Road                                 LLC, a commercial real estate holding and development company
Chestertown, MD 21620                                 since 1980.
Date of Birth: 9/44

ERIC BRUCKER                              Trustee     Mr. Brucker currently serves as the Dean of _____ of Widener
University of Maine                                   University. He was the Dean of the College of Business, Public
Orono, ME  04473                                      Policy and Health at the University of Maine from September 1998
Date of Birth: 12/41                                  to _____, 2001. Prior to 1998, he was Dean of the School of
                                                      Management at the University of Michigan.

WILLIAM P. RICHARDS, JR.*                 Trustee     Mr. Richards is a Managing Director and Senior Portfolio Manager
100 Wilshire Boulevard                                with Roxbury Capital Management LLC. He has been with the firm
Suite 600                                             since 1998 and works with foundation and endowment accounts and
Santa Monica, CA  90401                               leads the firm's mutual fund group. Previously, he was a
Date of Birth:  11/36                                 principal at Roger Engemann & Associates, and Van Deventer &
                                                      Hoc, an investment management firm. Prior to that, he was with the consulting firm Booz, Allen and Hamilton.

ERIC K. CHEUNG                              Vice      Mr. Cheung has been a Vice President at Wilmington Trust Company
Rodney Square North                      President    since 1986. From 1978 to 1986, he was the Fund Manager for fixed
1100 N. Market Street                                 income assets of the Meritor Financial Group. Since 1991, Mr.
Wilmington, DE 19890                                  Cheung has been the Division Manager, Fixed Income Products at
Date of Birth: 12/54                                  Wilmington Trust Company.


                                       6

JOSEPH M. FAHEY, JR.                        Vice      Mr. Fahey has been a Vice President with Rodney Square
Rodney Square North                      President    Management Corporation ("RSMC") since 1992. He has been a
1100 North Market Street                              Director and Secretary of RSMC since 1986 and was an Assistant
Wilmington, DE 19809                                  Vice President from 1988 to 1992.
Date of Birth: 1/57

FRED FILOON                                 Vice      Mr. Filoon is a Senior Vice President of CRM LLC, since 1989.
520 Madison Avenue                       President    Mr. Filoon also serves as Chairman of the Round Hill Community
New York, NY 10022                                    Church and Chairman of the Retirement Board of the Town of
Date of Birth: 3/42                                   Greenwich.

JOHN R. GILES                               Vice      From 1991 to 1996, Mr. Giles was employed by Consistent Asset
Rodney Square North                      President    Management Company; From April 1996 to the present, Mr. Giles
1100 N. Market Street                                 has been employed by Wilmington Trust Company and serves as Vice
Wilmington, DE 19890                                  President.
Date of Birth: 8/57

PAT COLLETTI                                Vice      Mr. Colletti has been Vice President and Director of Investment
400 Bellevue Parkway                     President    Accounting and Administration of PFPC Inc. since April 1999.
Wilmington, DE 19809                        and       From 1986 to April 1999, he was Controller for the Reserve
Date of Birth: 11/58                     Treasurer    Funds.

MARY JANE MALONEY                        Secretary    Ms. Maloney has been Vice President of Regulatory Administration
400 Bellevue Parkway                                  of PFPC Inc. since 1997. From 1992 to 1997, she was Compliance
Wilmington, DE  19809                                 Officer for SEI Investments Company.
Date of Birth: 6/58

The fees and expenses of the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the 1940 Act are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2001 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Trust and the Master.

As of October 15, 2001, Mr. Richards, a Trustee of the Trust, owned beneficially, or may be deemed to have owned beneficially, 28.73% of the outstanding shares of the Large Cap Growth Fund.

             TRUSTEES' FEES FOR THE FISCAL YEAR ENDED JUNE 30, 2001

                                      COMPENSATION                 TOTAL COMPENSATION
INDEPENDENT TRUSTEE                  FROM THE TRUST             FROM THE WT FUND COMPLEX
-------------------                  --------------             ------------------------
Robert Arnold                           $3,404.66                        $27,200

Eric Brucker                            $3,404.66                        $27,200

Nicholas Giordano                       $3,874.22                        $30,500

Louis Klein, Jr.                        $3,874.22                        $30,500

Clement C. Moore, II                    $3,404.66                        $27,200

John Quindlen                           $3,874.22                        $29,400

The Trust has an Audit Committee which has the responsibility, among other things, to (1) recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 15, 2001, the name, address and percentage ownership of each entity that owned of record 5% or more of the outstanding shares of a Portfolio were as follows:


LARGE CAP GROWTH FUND
                  Jenrette Lufkin Donaldson                             26.45%
                  Securities Corporation Inc.
                  P.O Box 2052
                  Jersey City, NJ 07303

                  Jenrette Lufkin Donaldson                             15.50%
                  Securities Corporation Inc
                  P.O Box 2052
                  Jersey City, NJ  07303

                  Jenrette Lufkin Donaldson                             13.67%
                  Securities Corporation Inc
                  P.O Box 2052
                  Jersey City, NJ  07303

                  CNA Trust Corporation Trustee                          7.00%
                  FBO Tom Smach
                  P.O Box 5024
                  Costa Mesa, CA 92628

                  CAN Trust Corporation Trustee                         17.37%
                  FBO Ron Budacz
                  P.O Box 5024
                  Costa Mesa, CA 92628

                  Jenrette Lufkin Donaldson                              5.75%
                  Securities Corporation Inc
                  P.O Box 2052
                  Jersey City, NJ 07303
MID CAP FUND (CLASS A)
                  Elinor Lewis and Jonathan Lewis Trustee for            7.02%
                  The Lewis Family Rev Trust
                  9551 Oakmore Road
                  Los Angeles, CA 90035

                  Roxbury Charitable Foundation                         38.53%
                  100 Wilshire Blvd Suite 600
                  Santa Monica, CA 90401


                                       8

                  Wilmington Trust Company                              44.11%
                  FBO William Angus Douglass
                  C/O Mutual Funds
                  P.O. Box 8882
                  Wilmington, DE 19899
GROWTH FUND
                  Roxbury Charitable Foundation                         14.11%
                  100 Wilshire Blvd, Suite 600
                  Santa Monica CA 90401

                  William Richards, Jr.                                 28.73%
                  1024 Armada Dr.
                  Pasadena, CA 91103

                  John R. Burgis and Rose E Burgis                      47.40%
                  1818 Ingram Way
                  Petaluma, CA 94954
SOCIALLY RESPONSIBLE  FUND
                  Roxbury Charitable Foundation                         81.16%
                  100 Wilshire Blvd, Suite 600
                  Santa Monica, CA 90401

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY SERVICES

Roxbury Capital Management, LLC ("Roxbury" or the "adviser") serves as the investment adviser to each Series. An employee of Roxbury, Mr. Richards, serves as Trustee for the Trust. The Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of that Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Series and the Socially Responsible Series each pay a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. The Science and Technology Series pays a monthly advisory fee to Roxbury at the annual rate of 1.00% of the Series' first $1 billion in assets; 0.95% of the Series' next $1 billion of average daily net assets; and 0.90% for the Series' average daily net assets over $2 billion.

Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.30% for the Class A shares of Large Cap Growth Fund and 2.05% for Class B and Class C shares of the Large Cap Growth Fund. With respect to the Mid Cap Fund and Socially Responsible Fund, Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.55% for each Fund's Class A shares and 2.30% for each Fund's Class B shares and Class C shares. Roxbury has also agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.80% for the Class A shares of the Science and Technology Fund and 2.55% for the Class B shares and Class C shares of the Science and Technology Fund. These undertakings will remain in place until the Board of Trustees approves their terminations.

For its services as advisor, Roxbury received the following fees:

                                                        12 MONTHS ENDED           12 MONTHS ENDED
                                                          6/30/01 (1)               6/30/00 (1)
                                                     ----------------------    ----------------------
The Roxbury Large Cap Growth Fund                              0                         0
The Roxbury Mid Cap Fund                                       0                         0
The Roxbury Science and Technology Fund                        0                         0
The Roxbury Socially Responsible Fund                          0                         0
The Roxbury Balanced Fund (2)                                  0                         0


(1) Roxbury waived its entire advisory fee for the years ended June 30, 2001 and June 30, 2000.

(2)  The Balanced Fund has not commenced operations.

Under the terms of the advisory agreement, Roxbury agrees to: (a) direct the investments of each Series, subject to and in accordance with each Series' investment objective, policies and limitations set forth in its prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with each Series' investment objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Series; (d) pay the salaries of all personnel of each Series and the adviser performing services relating to research, statistical and investment activities on behalf of each Series; (e) make available and provide such information as each Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Series and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust. The adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any of the Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and Trustees of the Trust who are affiliated with the adviser and the salaries of all personnel of the adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

CODE OF ETHICS

The Board of Trustees of the Fund and the Master and each of the Master's investment advisers have each adopted a code of ethics pursuant to Rule 17j-1 of 1940 Act. Among other provisions, such codes require investment personnel and certain other employees to pre-clear securities transactions that are subject to the code of ethics, to file reports or duplicate confirmations regarding personal securities transactions and to refrain from engaging in short-term trading of a security and transactions of a security within seven days of a Series' portfolio transaction involving the same security. Directors/trustees, officers and employees of the Fund, Master, and each adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Trust and the Master. These services include preparing shareholder reports, providing statistical and research data, assisting the adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust and the Master. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the net asset value per share of each Fund and Series and maintaining records relating to the securities transactions of each Fund and Series. The Administration and Accounting Services Agreements provide that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Master, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP serves as the independent auditor to the Trust and the Master, providing services which include (1) auditing the annual financial statements for each Fund and its corresponding Series, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of the Trust.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust and the Master.

CUSTODIAN. Wilmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890, serves as the custodian.

TRANSFER AGENT. PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Amended and Restated Distribution Agreement for the Class B shares of the Trust and a Distribution Agreement for all other shares of the Trust (each a "Distribution Agreement"), PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Trust's shares. The terms of each Distribution Agreement grant the Distributor the right to sell the shares of the Trust as agent for the Trust. Shares of the Trust are offered continuously. A code of ethics has been adopted by the distributor.

Under the terms of each Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Class B and Class C shares of the Funds and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds' Class B and Class C shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Amended and Restated Distribution Plan for its Class B Shares ("Class B Plan") and Amended and Restated Distribution Plan for its Class C Shares ("Class C Plan"), each of which have been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Class A shares of the Funds.

Each Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under each agreement, will not be liable to any of the Funds or its shareholders for losses arising in connection with the sale of shares of the Funds.

The Distribution Agreement for the Funds' Class B shares became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

Each Distribution Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Trust.

The Distributor will be compensated for distribution services according to the Class B Plan and the Class C Plan, regardless of the Distributor's expenses. The Class B Plan and Class C Plan provide that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for the Distributor's role in the distribution of a Fund's Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to a Fund's Class C shares (or such lesser amount as may be established by a majority of the Board of Trustees, including a majority of the non-interested Trustees) as compensation for the Distributor's role in the distribution of a Fund's Class C shares.

Under the Class B Plan and Class C Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its shares, such payments are authorized. A Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan or Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waiver". Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each of the Fund's shares or to compensate the Distributor for its efforts to sell the shares of each Fund.

                                                                                              DEALER REALLOWANCE
                                     AS A PERCENTAGE OF        AS A PERCENTAGE OF YOUR        AS A PERCENTAGE OF
YOUR INVESTMENT                        OFFERING PRICE                 INVESTMENT                OFFERING PRICE
---------------                        --------------                 ----------                --------------
$50,000 and less                            5.50%                       5.82%                        5.00%
$50,000 up to $150,000                      5.00%                       5.26%                        4.50%
$150,000 up to $250,000                     4.50%                       4.71%                        4.00%
$250,000 up to $500,000                     3.50%                       3.63%                        3.00%
$500,000 up to $1,000,000                   3.00%                       3.09%                        2.75%
Over $1,000,000                             0.00%                       0.00%                        0.00%

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The adviser places all portfolio transactions on behalf of a Series. Any debt securities purchased and sold by a Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the adviser in placing orders on behalf of a Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Series or to the adviser.

The adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, the adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the adviser in serving its other clients, as well as in serving a Series. Conversely, information provided to the adviser by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to a Series.

Some of the adviser's other clients may have investment objectives and programs similar to that of one or more of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a particular Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated among a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated among a series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

With respect to the Funds, the Trust issues three separate classes of shares, Class A, Class B and Class C. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B and Class C shares bear Rule 12b-1 distribution expenses of 0.75% of the average net assets of the respective Class B and Class C shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Each Class bears a shareholder service fee of 0.25% of the average net assets of the Class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees; accordingly, the net asset value of Class A, Class B and Class C shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES.

BY MAIL: You or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to either Roxbury Large Cap Growth Fund, Roxbury Mid Cap Fund, Roxbury Science and Technology Fund or Roxbury Socially Responsible Fund, along with a completed application (included at the end of the prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

       BY REGULAR MAIL                         BY OVERNIGHT MAIL
       Roxbury Funds                           Roxbury Funds
       c/o PFPC Inc.                           c/o PFPC Inc.
       P.O. Box 8784                           400 Bellevue Parkway - Suite 108
       Wilmington, DE  19899                   Wilmington, DE  19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of a Fund for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the Transfer Agent at (800) 497-2960. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. To obtain an application for the AIP, check the appropriate box of the application or call the Transfer Agent at (800) 497-2960.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the adviser or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES.

You or your financial intermediary may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. When the fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

        BY REGULAR MAIL                        BY OVERNIGHT MAIL
        Roxbury Funds                          Roxbury Funds
        c/o PFPC Inc.                          c/o PFPC Inc.
        P.O. Box 8784                          400 Bellevue Parkway - Suite 108
        Wilmington, DE  19809                  Wilmington, DE  19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own Fund shares with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. All the redemptions of Fund shares, including bi-monthly redemptions of Fund shares, will be effected at the NAV determined on or about the 25th day of the month.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than your cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the net asset value of each Fund. If payment is made in securities, you may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The net asset value per share of each Fund is determined by dividing the value of each Fund's net assets by the total number of that Fund's shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day a Fund is open for business. A Fund is considered to be open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Funds on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Funds on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from each Fund's net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUND

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies;
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Fund.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by each Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by you on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to you for the year in which that December 31 falls.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, you will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

Any loss realized by you on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which each Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles (see above). If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. You should consult your tax adviser regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of each Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of each Fund will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):
                                               1/n - 1
                                    T = (ERV/P)

         Where:   P        =        a hypothetical initial investment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average annual total return for period ended June 30, 2001

                                       1 YEAR             SINCE INCEPTION
                                 -------------------    ------------------
Large Cap Growth                      (33.50)%              (33.81)%
Mid Cap                                 N/A                  11.00%
Science and Technology                  N/A                 (25.60)%
Socially Responsible                    N/A                 (23.60)%
Balanced(1)                             N/A                    N/A

(1) The Balanced Fund has not commenced operation

B. YIELD CALCULATIONS. From time to time, a Fund may advertise its yield. Yield for a Fund is calculated by dividing a Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                                                  6
                          YIELD = 2[((a-b)/cd + 1) -1]

         where:  a = dividends and interest earned during the period;
                 b = expenses accrued for the period (net of reimbursements);
                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                 d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument
(including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued
interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by a Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by each Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to a Fund in the Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, a Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of a Funds' holdings, thereby reducing the current yields of a Fund. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of each Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, each Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of or selections from, editorials or articles about a Fund. Sources for performance information and articles about a Fund may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of each of Roxbury Large Cap Growth Fund, Roxbury Mid Cap Fund, Roxbury Science and Technology Fund and Roxbury Socially Responsible Fund, and its corresponding Series for the fiscal year ended June 30, 2001, as set forth in its Annual Report to shareholders, including the notes thereto and the report of Ernst & Young, LLP thereon, are incorporated herein by reference.

                                   APPENDIX A
            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing the Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, each Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. Each Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the corresponding Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Series holds a put warrant and the value of the underlying index falls, a Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Series does not exercise an index warrant prior to its expiration, then that Series loses the amount of the purchase price that it paid for the warrant.

A Series will normally use index warrants as it may use index options. The risks of a Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

         (1) each Series will write only covered options, and each such option will remain covered so long as each Series is obligated thereby; and

         (2) each Series will not write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of the corresponding Series' total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, such Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, that Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Series is exercised or unless a closing transaction is effected with respect to that position, the corresponding Series will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

         (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Series writes a call option on an index, that Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Series holds an index option and exercises it before the closing index value for that day is available, that Series runs the risk that the level of the underlying index may subsequently change.

         (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, a Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

A Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of that Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the corresponding Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by that Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

         (1) Each Series will engage only in covered futures transactions, and each such transaction will remain covered so long as each Series is obligated thereby.

         (2) Each Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, each Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to that Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Series intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make variation margin payments.

         (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which each Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Series. In that event, the adviser will consider whether it is in the best interest of that Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:     Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:      Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:       Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:     Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:     Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:       Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND
                           CRM INTERMEDIATE BOND FUND
                             CRM MUNICIPAL BOND FUND
                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                       OF
                                 WT MUTUAL FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809


--------------------------------------------------------------------------------


                       Statement of Additional Information

                               November 1, 2001


--------------------------------------------------------------------------------



This Statement of Additional Information is not a prospectus and should be read in conjunction with each Fund's current prospectus, dated November 1, 2001, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) CRM-2883.

The Funds' audited financial statements for the year ended June 30, 2001, included in the Annual Reports to shareholders, are incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                            2

INVESTMENT POLICIES                                                            2

INVESTMENT LIMITATIONS                                                        15

TRUSTEES AND OFFICERS                                                         19

INVESTMENT ADVISORY AND OTHER SERVICES                                        21

DISTRIBUTION OF SHARES                                                        24

BROKERAGE ALLOCATION AND OTHER PRACTICES                                      24

CAPITAL STOCK AND OTHER SECURITIES                                            25

PURCHASE, REDEMPTION AND PRICING OF SHARES                                    25

DIVIDENDS                                                                     28

TAXATION OF THE FUNDS                                                         28

CALCULATION OF PERFORMANCE INFORMATION                                        32

FINANCIAL STATEMENTS                                                          36

APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES      A-1

APPENDIX B -- DESCRIPTION OF RATINGS                                         B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Funds described in this Statement of Additional Information: CRM Prime Money Market, CRM Tax-Exempt, CRM Intermediate Bond, CRM Municipal Bond, CRM Large Cap Value, CRM Mid Cap Value and CRM Small Cap Value Funds. Each of these Funds issues Institutional and Investor class shares.

Currently, only Shares of CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund are being offered for sale.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                               MONEY MARKET FUNDS

The "Money Market Funds" are the Prime Money Market Fund and the Tax-Exempt Fund. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

        - BANKERS' ACCEPTANCES. The Prime Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

        - CERTIFICATES OF DEPOSIT. The Prime Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

        - TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Funds may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Fund may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. Each Money Market Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Each Fund's investments of its assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL SECURITIES. The Money Market Funds each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

        - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

        - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility tolls from a toll bridge, for example.

        - BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

        - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

        - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

        - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

        - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

        - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

        - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

SECURITIES LENDING. Each Money Market Fund may from time to time lend its portfolio securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.


A Fund will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Fund is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Fund's outstanding commitments.

When a Fund purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

                                 THE BOND FUNDS

The "Bond Funds" are the Intermediate Bond and the Municipal Bond Funds. Rodney Square Management Corporation ("RSMC"), the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Funds' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Intermediate Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Intermediate Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Funds may fall within a broader range. Under those circumstances, the Intermediate Bond Fund may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

RSMC's goal in managing the Intermediate Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Intermediate Bond Fund is intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Fund should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Fund will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Fund's holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Fund), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

ASSET-BACKED SECURITIES. Each Bond Fund may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Fund. (See "Money Market Funds - Bank Obligations.")

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Bond Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

        - STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

        - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

        - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

MONEY MARKET FUNDS. Each Bond Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.")

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -"interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

        - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

        - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

        - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

        - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

        - PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Funds may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes. These were previously described for the Money Market Funds (See "Money Market Funds - Municipal Securities.")

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Fund may use options and futures contracts. The Intermediate Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. Each Bond Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Fund may invest in the same repurchase agreements, as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

SECURITIES LENDING. Each Bond Fund may lend securities, which were previously described under "Money Market Funds - Securities Lending." The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Fund. (See "Money Market Funds - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. The Bond Funds may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. The Bond Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND FUND:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Fund may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

FUND TURNOVER. Fund turnover rates for the Series and its predecessor fund for the past 2 years, (or since the date of inception, if applicable) were:

                            12 MONTHS ENDED        12 MONTHS ENDED
                                6/30/01                6/30/00
                            ---------------        ---------------
Intermediate Bond                 73%                    53%
Municipal Bond                    36%                    50%


                                THE EQUITY FUNDS

The "Equity Funds" are the Large Cap Value, the Mid Cap Value and the Small Cap Value Funds.

CASH MANAGEMENT. The Equity Fund may invest in cash and cash equivalents, including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

        - MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.")

        - U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "Money Market Funds - U.S. Government Obligations.")

        - COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

        - BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Both of the Equity Funds may invest no more than 10% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. Each of the Equity Funds may purchase call options on securities that the adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 80% of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in the same repurchase agreements, as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 or an exemption from registration. Each of the Equity Funds may invest up to 10% of its net assets in illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. Each Equity Fund may lend its securities subject to the same conditions applicable to the Money Market Funds. (See "Money Market Funds - Securities Lending.")

FUND TURNOVER. Fund turnover rates for the past 2 years, (or since inception, if applicable) were:

                         12 MONTHS ENDED        12 MONTHS ENDED
                             6/30/01                6/30/00
                         ---------------        ---------------
Large Cap Value                109%                  136%
Mid Cap Value                  163%                  274%
Small Cap Value                 90%                   96%

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET FUNDS:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however, the Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A FUND FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Premier Money Market Fund, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to the Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Fund will not:

1.    make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A FUND FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. Each Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

7. when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.


EQUITY FUNDS:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. The Funds additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. The Funds additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however the Funds may borrow money subject to their investment limitation on borrowing.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A FUND FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, however the Funds may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the Funds' activities and reviews contractual arrangements with the Funds' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I. An asterisk (*) indicates those Trustees who are "interested persons".

                                        POSITION(S)
NAME, ADDRESS AND                       HELD WITH
DATE OF BIRTH                           THE TRUST     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                             Trustee     Mr. Arnold founded, and currently co-manages, R. H. Arnold &
152 W. 57th Street, 44th Floor                        Co., Inc., an investment banking company. Prior to forming R.
New York, NY  10019                                   H. Arnold & Co., Inc. in 1989, Mr. Arnold was Executive Vice
Date of Birth: 3/44                                   President and a director to Cambrian Capital Corporation, an investment banking firm he co-founded in 1987.

ROBERT J. CHRISTIAN*                      Trustee,    Mr. Christian has been Chief Investment Officer of Wilmington
Rodney Square North                      President    Trust Company since February 1996 and a Director of Rodney
1100 N. Market Street                                 Square Management Corporation since 1996. He was Chairman and
Wilmington, DE 19890                                  Director of PNC Equity Advisors Company, and President and
Date of Birth: 2/49                                   Chief Investment Officer of PNC Asset Management Group Inc.
                                                      from 1994 to 1996. He was Chief Investment Officer of PNC Bank
                                                      from 1992 to 1996 and a Director of Provident Capital
                                                      Management from 1993 to 1996.

NICHOLAS A. GIORDANO                      Trustee     Mr. Giordano has been a Trustee of Kalmar Pooled Investment
1755 Governor's Way                                   Trust, an investment management company, since 2001. Mr.
Blue Bell, PA 19422                                   Giordano served as interim President of LaSalle University
Date of Birth: 3/43                                   from July 1998 through June 1999 and was a consultant for
                                                      financial services organizations from late 1997 through 1998.
                                                      He served as president and chief executive officer of the
                                                      Philadelphia Stock Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Company. Before joining the
                                                      Philadelphia Stock Exchange, Mr. Giordano served as chief
                                                      financial officer at two brokerage firms from 1968 to 1971.
                                                      A certified public accountant, he began his career at Price
                                                      Waterhouse in 1965.

JOHN J. QUINDLEN                          Trustee     Mr. Quindlen retired as Senior Vice President - Finance of
313 Southwinds                                        E.I. duPont de Nemours & Company, Inc. (diversified
1250 W. Southwinds Blvd.                              chemicals), a position held from 1984 to 1993. He served as
Vero Beach, FL  32963                                 Chief Financial Officer of E.I. duPont de Nemours & Company
Date of Birth: 5/32                                   from 1984 through June 1993. He also serves as a Director of
                                                      St. Joe Paper Co. From 1996 to 2001, he was and as a Trustee
                                                      of Kalmar Pooled Investment Trust.

LOUIS KLEIN JR.                           Trustee     Mr. Klein has been a self-employed financial consultant since
80 Butternut Lane                                     1991. He has served as Trustee of Manville Personal Injury
Stamford, CT  06903                                   Settlement Trust since 1991.
Date of Birth: 5/35

CLEMENT C. MOORE, II                      Trustee     Mr. Moore has been the Managing Partner, Mariemont Holdings,
5804 Quaker Neck Road                                 LLC, a commercial real estate holding and development company
Chestertown, MD 21620                                 since 1980.
Date of Birth: 9/44

                                        POSITION(S)
NAME, ADDRESS AND                       HELD WITH
DATE OF BIRTH                           THE TRUST     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                              Trustee     Mr. Brucker has been the Dean of the College of Business,
University of Maine                                   Public Policy and Health at the University of Maine since
Orono, ME  04473                                      September 1998. Prior to 1998, he was Dean of the School of
Date of Birth: 12/41                                  Management at the University of Michigan.

WILLIAM P. RICHARDS, JR.*                 Trustee     Mr. Richards is a Managing Director and Senior Portfolio
100 Wilshire Boulevard                                Manager with Roxbury Capital Management LLC. He has been with
Suite 600                                             the firm since 1998 and works with foundation and endowment
Santa Monica, CA  90401                               accounts and leads the firm's mutual fund group. Previously,
Date of Birth:  11/36                                 he was a principal at Roger Engemann & Associates, and Van
                                                      Deventer & Hoc, an investment management firm. Prior to that, he was with the consulting firm Booz, Allen and Hamilton.

ERIC K. CHEUNG                              Vice      Mr. Cheung has been a Vice President at Wilmington Trust
Rodney Square North                      President    Company since 1986. From 1978 to 1986, he was the Fund
1100 N. Market Street                                 Manager for fixed income assets of the Meritor Financial
Wilmington, DE 19890                                  Group. Since 1991, Mr. Cheung has been the Division Manager,
Date of Birth: 12/54                                  Fixed Income Products at Wilmington Trust Company.

JOSEPH M. FAHEY, JR.                        Vice      Mr. Fahey has been a Vice President with Rodney Square
Rodney Square North                      President    Management Corporation ("RSMC") since 1992. He has been a
1100 North Market Street                              Director and Secretary of RSMC since 1986 and was an Assistant
Wilmington, DE 19809                                  Vice President from 1988 to 1992.
Date of Birth: 1/57

FRED FILOON                                 Vice      Mr. Filoon is a Senior Vice President of CRM LLC, since 1989.
520 Madison Avenue                       President    Mr. Filoon also serves as Chairman of the Round Hill Community
New York, NY 10022                                    Church and Chairman of the Retirement Board of the Town of
Date of Birth: 3/42                                   Greenwich.

JOHN R. GILES                               Vice      From 1991 to 1996, Mr. Giles was employed by Consistent Asset
Rodney Square North                      President    Management Company; From April 1996 to the present, Mr. Giles
1100 N. Market Street                                 has been employed by Wilmington Trust Company and serves as
Wilmington, DE 19890                                  Vice President.
Date of Birth: 8/57

PAT COLLETTI                                Vice      Mr. Colletti has been Vice President and Director of
400 Bellevue Parkway                     President    Investment Accounting and Administration of PFPC Inc. since
Wilmington, DE 19809                        and       April 1999. From 1986 to April 1999, he was Controller for
Date of Birth: 11/58                     Treasurer    the Reserve Funds.

MARY JANE MALONEY                        Secretary    Ms. Maloney has been Vice President of Regulatory
400 Bellevue Parkway                                  Administration of PFPC Inc. since 1997. From 1992 to 1997, she
Wilmington, DE  19809                                 was Compliance Officer for SEI Investments Company.
Date of Birth: 6/58

As of October 15, 2001, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Fund.

The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Fund. The following table shows the fees paid during the fiscal year ended June 30, 2001 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Fund and WT Investment Trust I.

              TRUSTEES FEES FOR THE FISCAL YEAR ENDED JUNE 30, 2001

INDEPENDENT TRUSTEE            AGGREGATE COMPENSATION        TOTAL COMPENSATION FROM
                                   FROM THE FUND               THE WT FUND COMPLEX
Robert Arnold                          $4,883                        $27,300

Eric Brucker                           $4,883                        $27,300

Nicholas Giordano                      $5,466                        $30,600

Louis Klein, Jr.                       $5,290                        $29,500

Clement C. Moore, II                   $4,883                        $27,300

John J. Quindlen                       $5,235                        $29,500

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 15, 2001, the name, address and percentage ownership of each entity that owned of record 5% or more of the outstanding shares of a Portfolio were as follows:

LARGE CAP VALUE FUND (INVESTOR SHARES)

         Ronald H Mc Glynn                                             11.15%
         120 Whitehall Blvd
         Garden City, NY 11530

         Syracuse University                                           6.64%
         Treasurer's Office
         621 Skytop Road, Suite 120
         Syracuse, NY 13244

         Austin B Sayre                                                5.05%
         R/O IRA
         15 Canterbury Lane
         Westfield, NJ 07090

MID CAP VALUE FUND (INVESTOR SHARES)

         National Financial Services Corporation                       9.72%
         Attn: Mutual Funds 5th Floor
         200 Liberty Street
         One World Financial Center
         New York, NY 10281

         Charles Schwab & Co Inc. - Mutual Funds                       6.91%
         101 Montgomery Street
         San Francisco, CA 94104

SMALL CAP VALUE FUND (INVESTOR SHARES)

         Charles Schwab & Co Inc - Mutual Funds                        7.62%
         101 Montgomery Street
         San Francisco, CA 94104

         American Express Trust Company                                18.34%
         FBO American Express Trust Retirement
         Services Plans
         P.O Box 534
         Minneapolis, MN 55440

         State Street Corporation                                      10.20%
         Trust America Financial 401K
         Matched Savings Plan DTD 1/13/01
         105 Rosemont Ave.
         Westwood, MA 02090



MID CAP VALUE FUND (INSTITUTIONAL SHARES)

         Strafe & Co                                                   6.98%
         Trustee for CMU-Endowment -Mutual Fund
         P.O. Box 160
         Westerville, OH 43086

         Strafe & Co                                                   6.62%
         Trustee for CMU-Pooled Cash-Mutual Fund
         P.O. Box 160
         Westerville, OH 43086

         Charles Schwab & Co Inc.                                      12.21%
         Special Custody Account
         For the Benefit of Customers
         Attn: Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94101

SMALL CAP VALUE FUND (INSTITUTIONAL SHARES)

         Church Farm School Inc.                                       6.03%
         P.O Box 2000
         Paoli, PA 19301

         C Lawrence Connolly, John M Ryan &                            13.55%
         Gerald I Wilson Trustees
         FBO Hewitt Associates
         Deferred Compensation Plan
         100 Half Day Road
         Lincolnshire, IL 60069


                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION
RSMC serves as the investment adviser to the Prime Money Market, Tax-Exempt Money Market, Intermediate Bond and Municipal Bond Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of WTC, are registered investment advisers. In addition, WBSC is a registered broker-dealer.

For its services as adviser, RSMC received the following fees:

                                   12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/01              6/30/00              6/30/99
Prime Money Market Series            $10,433,540          $9,040,719           $7,672,029
Tax-Exempt Series                    $2,394,799           $2,104,423           $2,047,289
Intermediate Bond Series(1)            $55,844                N/A                  N/A
Municipal Bond Series(1)               $11,284                N/A                  N/A

(1) For the period May 9, 2001 to June 30, 2001.

For its services as advisor, RSMC waived the following fees:


                                      5/9/01 TO
                                       6/30/01
Municipal Bond Series                  $24,454

Prior to May 9, 2001, Wilmington Trust Company ("WTC") served as the adviser to the Intermediate Bond Series, the Municipal Bond Series.




For WTC's services as investment adviser to each Series, WTC received the following fees:

                                     6/30/00 TO         12 MONTHS ENDED      12 MONTHS ENDED
                                       5/9/01               6/30/00              6/30/99
Intermediate Bond Series              $281,121             $305,276             $322,428
Municipal Bond Series                  $53,999              $55,020              $61,687

For its services as adviser, WTC waived the following fees:

                                     6/30/01 TO         12 MONTHS ENDED      12 MONTHS ENDED
                                       5/9/01               6/30/00              6/30/99
Intermediate Bond Series              $108,377             $143,584             $103,995
Municipal Bond Series                  $39,851              $7,707               $36,996





CRAMER ROSENTHAL MCGLYNN, LLC ("CRM")
CRM serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 27 years. CRM is 44% owned (and therefore controlled) by CRM and its shareholders. CRM is registered as an investment adviser with the SEC.

For its services as adviser, CRM received the following fees:

                                   12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/01              6/30/00              6/30/99
Large Cap Value Series                $449,744             $305,109             $128,702
Mid Cap Value Series                  $242,835              $91,720              $40,525
Small Cap Value Series               $1,635,187           $1,277,831            $985,563

For its services as adviser, CRM waived the following fees.

                                   12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/01              6/30/00              6/30/99
Large Cap Value Series                $101,675             $112,969              $61,969
Mid Cap Value Series                   $78,136             $129,279              $40,525
Small Cap Value Series                   $0                   $0                   N/A


For both Institutional and Investor shares, CRM has contractually undertaken to waive a portion of its fees and assume certain expenses of the above Funds to the extent that the total annual operating expenses exceed 1.15% and 1.50% of net assets for the Institutional and Investor shares, respectively. This undertaking will remain in place until November 1, 2010.

ADVISORY SERVICES. Under the terms of the advisory agreements, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series;
(d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.

The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

The Fund, the Series and the Series' investment advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. Among other provisions, such codes require investment personnel and certain other employees to pre-clear securities transactions that are subject to the code of ethics, to file reports or duplicate confirmations regarding personal securities transactions and to refrain from engaging in short-term trading of a security and transactions of a security within seven days of a Series' portfolio transaction involving the same security.

Directors/trustees, officers and employees of the Fund, the Series, and each adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.


                     ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP serves as the independent auditor to the Funds and the Series providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                             DISTRIBUTION OF SHARES

PFPC Distributors, Inc. 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, The Distributor is granted the right to sell the shares of the Funds as agent for the Fund. Shares of the Funds are offered continuously. A code of ethics has been adopted by the Distributor.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Funds. The Distributor receives no underwriting commissions in connection with the sale of the Funds' shares.

The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 2001, 2000 and 1999, the Series paid the following brokerage commissions:

                                    12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                        6/30/01              6/30/00              6/30/99
Prime Money Market Series                 N/A                  N/A                  N/A
Tax-Exempt Series                         N/A                  N/A                  N/A
Intermediate Bond Series                  N/A                  N/A                  N/A
Municipal Bond Series                     N/A                  N/A                  N/A
Large Cap Value Series                 $271,295             $307,935             $234,362
Mid Cap Value Series                   $244,108              $93,494              $52,621
Small Cap Value Series                 $682,244             $463,676             $424,842

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues two separate classes of shares, Institutional and Investor shares, for each Fund with a par value of $.01 per share. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor class shares bear shareholder services fees. The net income attributable to Investor shares and the dividends payable on Investor shares will be reduced by the amount of the shareholder services fees; accordingly, the net asset value of the Investor shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the Transfer Agent at (800) CRM-2883. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Funds, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at
(800) CRM-2883.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the check writing option to redeem shares of the Prime Money Market and the Tax-Exempt Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for Service Organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Funds, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The Money Market Funds' securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Funds' securities based upon their amortized cost and the accompanying maintenance of the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Fund's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Fund's holdings to determine whether the Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should the Money Market Funds incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if the Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Funds and the Equity Funds, the net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each Business Day and paid to shareholders, generally on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Fund.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET FUNDS:
 Distributions from the Funds' investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Funds' earnings and profits. Because the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND FUNDS:
 Each Bond Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT FUND AND MUNICIPAL BOND FUND:
 Each of these Funds will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Funds intend to continue to satisfy this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). The aggregate dividends excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for purposes of AMT. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Municipal Bond Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 0.25% of the redemption price at maturity times and
(2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt Municipal Bond Funds informs shareholders within 60 days after its fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

INTERMEDIATE BOND FUND:
Interest and dividends received by the Intermediate Bond Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY FUNDS:
It is anticipated that all or a portion of the dividends from the net investment income of each Equity Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

MONEY MARKET FUNDS:

        A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

              The yield for the 7-day period ended June 30, 2001 was:

              Prime Money Market Fund      3.81%
              Tax-Exempt Fund              2.49%

        B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                Effective yield = [(Base Period Return DIVIDED BY 1) 365/7] - 1.

              The effective yield for the 7-day period ended June 30, 2001 was:

              Prime Money Market Fund      2.96%
              Tax-Exempt Fund              1.63%

ALL FUNDS:

        A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                           T = (ERV/P)1/n - 1

              Where: P     =     a hypothetical initial investment of $1,000
                     T     =     average annual total return
                     n     =     number of years
                     ERV   =     ending redeemable value: ERV is the value, at
                                 the end of the applicable period, of a
                                 hypothetical $1,000 investment made at the beginning of the applicable period.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2001

                                                       1 YEAR                  5 YEAR                 10 YEAR
                                                       ------                  ------                 -------
Prime Money Market (1)                                  5.68%                  5.27%                   4.76%
Tax-Exempt Money Market (1)                             3.38%                  3.10%                   2.95%
Intermediate Bond (1)                                  10.11%                  6.93%                   7.41%
Municipal Bond (1)                                      7.94%                  5.27%                    N/A
Large Cap Value - Investor Shares                       8.43%                   N/A                     N/A
Mid Cap Value - Institutional Shares                   42.88%                   N/A                     N/A
Small Cap Value - Investor Shares                      41.67%                  14.04%                   N/A

(1) Reflects the performance of the respective Wilmington Prime Money Market, Tax-Exempt, Intermediate Bond and Municipal Bond Portfolios, the predecessors of the Funds' master series.

         B. YIELD CALCULATIONS. From time to time, an Equity or Bond Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                             YIELD = 2[((A-B)/CD + 1)6-1]

                 where:
                         a    =   dividends and interest earned during the
                                  period;
                         b    =   expenses accrued for the period (net of
                                  reimbursements);

                         c    =   the average daily number of shares outstanding
                                  during the period that were entitled to
                                  receive dividends; and
                         d    =   the maximum offering price per share on the
                                  last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Money Market Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Premier Money Market Funds. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by

Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for performance information and articles about a Fund may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the CRM Small Cap Value, Mid Cap Value and Large Cap Value Funds for the fiscal year ended June 30, 2001, as set forth in CRM Funds annual reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference. The CRM Prime Money Market, Tax-Exempt, Intermediate Bond and Municipal Bond Portfolios have not yet commenced operations and are not currently being offered.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund's corresponding Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

                  (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

         (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

         (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

                  (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

                  (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

         (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:    Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:     Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:      Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:    Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-   Leading market positions in well-established industries.

-   High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.


S&P RATINGS


CORPORATE AND MUNICIPAL BONDS.

AAA:    Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:      Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:    Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                           PART C - OTHER INFORMATION

ITEM 23.       EXHIBITS.

(a)  (i)       Agreement and Declaration of Trust.(1)

     (ii)      Certificate of Trust dated June 1, 1994.(1)

     (iii) Certificate of Amendment to Certificate of Trust dated October 7, 1994.(2)

     (iv)      Certificate of Trust dated October 20, 1998.(3)

(b)  (i)       By-laws.(1)

(c)            None.

(d)  (i)  (a)  Advisory Agreement between WT Investment Trust I (the
               "Trust"), on behalf of the Prime Money Market Series, Premier Money Market Series, U.S. Government Series, Tax Exempt Series, Large Cap Core Series, Small Cap Core Series, Short/Intermediate Bond Series, Intermediate Bond Series, Municipal Bond Series, International Multi-Manager Series and the WT Balanced Series and Rodney Square Management Corporation ("RSMC").(4)

          (b)  Amended Schedules A and B to Advisory Agreement with RSMC.(6)

     (ii) Advisory Agreement between the Trust , on behalf of the Large Cap Value Series, Small Cap Value Series and Mid Cap Series and Cramer Rosenthal McGlynn LLC ("CRM").(4)

     (iii)(a) Advisory Agreement between WT Investment Trust I, on behalf of the WT Large Cap Growth Series, Large Cap Growth Series, Mid Cap Series, the Socially
               Responsible Series, the Science and Technology Series and the Balanced Series, and Roxbury Capital
               Management LLC ("Roxbury").(4)

          (b)  Amended Schedules A and B to Advisory Agreement with Roxbury.(6)

     (iv) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Clemente Capital, Inc.(6)

     (v) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Scudder, Kemper Investments, Inc.(6)

     (vi) Sub-Advisory Agreement among the Trust, on behalf of the International Multi-Manager Series, RSMC and Invista Capital Management LLC.(6)

(e)  (i)       Distribution Agreement with PFPC Distributors, Inc.(5)

     (ii) Amended and Restated Distribution Agreement with PFPC Distributors, Inc., for the Class B shares of the Roxbury Portfolios.(5)

     (iii)     Form of Broker-Dealer Agreement.(5)

(f)            None.

(g)  (i)       Custody Agreement with Wilmington Trust Company.(4)

     (ii) Custody Agreement between the Trust, on behalf of the International Multi-Manager Series, and Bankers Trust Company.(4)

     (iii)     Sub-Custody Agreement with PFPC Trust Company is filed herewith.

(h)  (i)  (a)  Transfer Agency Agreement with PFPC Inc.("PFPC").(4)

          (b)  Amended Exhibit A to Transfer Agency Agreement with PFPC.(6)

          (c) Form of Amendment to Transfer Agency Agreement with PFPC Inc. is filed herewith.

     (ii) (a)  Administration and Accounting Services Agreement with PFPC
               Inc.(4)

          (b) Amended Exhibit A to Administration and Accounting Services Agreement with PFPC.(6)

          (c) Form of Amendment to Administration and Accounting Services Agreement with PFPC Inc. is field herewith.

     (iii)     Shareholder Service Agreement between WT Mutual Fund and CRM.(5)

     (iv)      Shareholder Service Agreement between WT Mutual Fund and
               Roxbury.(5)

     (v) Form of Shareholder Service Agreement between WT Mutual Fund and Wilmington Trust Company.(5)

(i)            None.

(j)            Consent of Ernst & Young LLP is filed herewith.

(k)            Not applicable.

(l)            None.

(m)  (i)       Form of Plan of Distribution Pursuant to Rule 12b-1 for the
               Wilmington Portfolios.(4)

     (ii) Amended and Restated Distribution Plan for the Class B Shares of the Roxbury Funds.(6).

     (iii) Amended and Restated Distribution Plan for the Class C Shares of the Roxbury Funds.(6)

(n)  (i)       Multiple Class Plan Pursuant to Rule 18f-3 for the Wilmington
               Portfolios.(6)

     (ii)      Multiple Class Plan Pursuant to Rule 18f-3 for the CRM Funds.(4)

     (iii) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for the Roxbury Funds.(6)

(p)  (i)       Revised Code of Ethics of WT Investment Trust I, WT Mutual Fund,
               Rodney Square Management Corporation and Wilmington Trust Company is filed herewith.

     (ii)      Code of Ethics of Cramer Rosenthal McGlynn, LLC.(4)

     (iii)     Code of Ethics of Roxbury Capital Management, LLC. (4)

     (iv)      Code of Ethics of Clemente Capital, Inc.(4)

     (v)       Code of Ethics of Invista Capital Management, LLC.(5)

     (vi)      Code of Ethics of Scudder Kemper Investments, Inc.(5)

(q)            Power of Attorney for Robert H. Arnold, Eric Brucker, Nicholas A.
               Giordano, Louis Klein, Jr., Clement C. Moore, II, John J. Quindlen and William P. Richards

(1) Previously filed with the Securities and Exchange Commission on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the Securities and Exchange Commission with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and is incorporated herein by reference.

(3) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 10 on Form N-1A on November 1, 1999 and incorporated herein by reference.

(4) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 12 on Form N-1A on October 31, 2000 and incorporated herein by reference.

(5) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 13 on Form N-1A on February 23, 2001 and incorporated herein by reference.

(6) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 14 on Form N-1A on August 17, 2001 and incorporated herein by reference.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 25.       INDEMNIFICATION.

The Registrant's Agreement and Declaration of Trust (the "Agreement") and By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Registrant, nor shall any Trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article VII of the Agreement filed as Exhibit 23(a)(i) and Article IX of the Registrant's By-laws filed as Exhibit 23(b)).

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)  Rodney Square Management Corporation ("RSMC")

     The only employment of a substantial nature of each of RSMC's directors and officers is with the RSMC and its affiliated companies. Reference is hereby made to the caption "Investment Adviser" of the Prospectus which comprises Part A of the Registration Statement, and to the captions "Trustees and Officers" and "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement. Additional information as to the officers and directors of RSMC is included in its Form ADV filed on June 21, 2001 with the Securities and Exchange Commission, File No. 801-22071 and IARD/CRD Number 105163.

(ii) Cramer Rosenthal McGlynn, LLC ("CRM")

     The only employment of a substantial nature of each of CRM's directors and officers is with the CRM. Reference is hereby made to the caption "Investment Adviser" of the Prospectus which comprises Part A of the Registration Statement, and to the captions "Trustees and Officers" and "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement. Additional information as to the officers and directors of CRM is included in its Form ADV filed with the Securities and Exchange Commission on April 30, 2001, File No. 801-55244 and IARD/CRD Number 107911.

(iii) Roxbury Capital Management, LLC ("Roxbury")

     The only employment of a substantial nature of each of Roxbury's directors and officers is with the Roxbury. Reference is hereby made to the caption "Investment Adviser" of the Prospectus which comprises Part A of the Registration Statement, and to the captions "Trustees and Officers" and "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement. Additional information as to the officers and directors of Roxbury is included in its Form ADV filed with the Securities and Exchange Commission on March 29, 2001, File No. 801-55521 and IARD/CRD Number 108832.

ITEM 27.       PRINCIPAL UNDERWRITER

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of September 30, 2001:

                  AB Funds Trust
                  AFBA 5 Star Funds
                  Columbia Common Stock Fund, Inc.
                  Columbia Growth Fund, Inc.
                  Columbia International Stock Fund, Inc.
                  Columbia Special Fund, Inc.
                  Columbia Small Cap Fund, Inc.
                  Columbia Real Estate Equity Fund, Inc.
                  Columbia Balanced Fund, Inc.
                  Columbia Daily Income Company
                  Columbia U.S. Government Securities Fund, Inc.
                  Columbia Fixed Income Securities Fund, Inc.
                  Columbia Municipal Bond Fund, Inc.
                  Columbia High Yield Fund, Inc.
                  Columbia National Municipal Bond Fund, Inc.
                  Columbia Strategic Value Fund, Inc.
                  Columbia Technology Fund, Inc.

                  Deutsche Asset Management VIT Funds
                  Forward Funds, Inc
                  The Galaxy Fund
                  The Galaxy VIP Fund
                  Galaxy Fund II
                  GAMNA Series Funds, Inc.
                  Harris Insight Funds Trust
                  Hillview Investment Trust II
                  International Dollar Reserve Fund I, Ltd.
                  Kalmar Pooled Investment Trust
                  LKCM Funds
                  Matthews International Funds
                  McM Funds
                  Metropolitan West Funds
                  New Covenant Funds, Inc.
                  Pictet Funds
                  The RBB Fund, Inc.
                  RS Investment Trust
                  RWB/WPG U.S. Large Stock Fund
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  Tomorrow Funds Retirement Trust
                  Trainer, Wortham First Mutual Funds
                  Undiscovered Managers Funds
                  Weiss, Peck & Greer Funds Trust
                  Weiss, Peck & Greer International Fund
                  Whitehall Funds Trust
                  Wilshire Target Funds, Inc.
                  WPG Growth and Income Fund
                  WPG Tudor Fund
                  WT Investment Trust

     Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Provident Institutional Funds
                  BlackRock Funds, Inc.

     Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  Northern Funds Trust
                  Northern Institutional Funds Trust

     Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  The Offit Investment Fund, Inc
                  The Offit Variable Insurance Fund, Inc.

     Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

     Michael Denofrio        -   Chairman, Chief Executive Officer and President
     Bruno DiStefano         -   Vice President
     Susan K. Moscaritolo    -   Vice President
     Elizabeth T. Holtsbery  -   Vice President
     Lisa Colon              -   Vice President
     Thomas Rodman           -   Vice President
     Rita G. Adler           -   Chief Compliance Officer
     Christine A. Ritch      -   Chief Legal Officer, Secretary and Clerk
     Christopher S. Conner   -   Assistant Secretary and Assistant Clerk
     Bradley A. Stearns      -   Assistant Secretary and Assistant Clerk
     John L. Wilson          -   Assistant Secretary and Assistant Clerk
     Douglas D. Castagna     -   Controller and Assistant Treasurer
     Craig D. Stokarski      -   Treasurer

(c)  Not applicable.

ITEM 28.       LOCATIONS OF ACCOUNTS AND RECORDS

All accounts and records are maintained by the Registrant, or on its behalf by the Funds' administrator, transfer agent, dividend paying agent and accounting services agent, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29.       MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.       UNDERTAKINGS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485 (b) under the Securities Act and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wilmington, state of Delaware on the day of October, 2001.

                                 WT MUTUAL FUND

                                       By:   /s/ Robert J. Christian
                                             -----------------------------------
                                             Robert J. Christian, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                       TITLE                       DATE
---------                       -----                       ----

 /s/ Robert H. Arnold *
----------------------------
Robert H. Arnold                Trustee                     October___, 2001

/s/ Eric Brucker *
----------------------------
Eric Brucker                    Trustee                     October___ , 2001

/s/ Robert J. Christian
----------------------------
Robert J. Christian             Trustee, President          October___, 2001

/s/ Pat Colletti
----------------------------
Pat Colletti                    Vice President, Treasurer   October___, 2001

/s/ Nicholas A. Giordano *
----------------------------
Nicholas A. Giordano            Trustee                     October___ , 2001

/s/ Louis Klein, Jr. *
----------------------------
Louis Klein, Jr.                Trustee                     October ___, 2001

/s/ Clement C. Moore, II *
----------------------------
Clement C. Moore, II            Trustee                     October ___, 2001

/s/ John J. Quindlen *
----------------------------
John J. Quindlen                Trustee                     October ___, 2001

/s/ William P. Richards *
----------------------------
William P. Richards             Trustee                     October ___, 2001

* By     /s/ Robert J. Christian
         ----------------------------
         Robert J. Christian
         Attorney-in-Fact

                                  EXHIBIT INDEX

(g)  (iii)     Sub-Custody Agreement with PFPC Trust Company.

(h)  (i)(c)    Form of Amendment to Transfer Agency Agreement with PFPC Inc.

(h)  (ii)(c)   Form of Amendment to Administration and Accounting Services
               Agreement with PFPC Inc.

(j)            Consent of Ernst & Young LLP.

(p)  (i)       Revised Code of Ethics of WT Investment Trust I, WT Mutual Fund,
               Rodney Square Management Corporation and Wilmington Trust
               Company.

(q)            Power of Attorney for Robert H. Arnold, Eric Brucker, Nicholas A.
               Giordano, Louis Klein, Jr., Clement C. Moore, II, John J. Quindlen and William P. Richards.

                                      C-10